UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	12/31/07

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget (“OMB”) control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2007 Annual Report

December 31, 2007

Morgan Stanley Institutional Fund, Inc.

Global and International Equity Portfolios	U.S. Real Estate
U.S. Small/Mid Cap Value
Active International Allocation
Emerging Markets	Fixed Income Portfolio
Global Franchise
Global Real Estate	Emerging Markets Debt
Global Value Equity
International Equity
International Growth Active Extension
International Growth Equity
International Magnum
International Real Estate
International Small Cap

U.S. Equity Portfolios

Disciplined Large Cap Value Active Extension
Focus Equity
Large Cap Relative Value
Small Company Growth
Systematic Active Large Cap Core
Systematic Active Small Cap Core
Systematic Active Small Cap Growth
Systematic Active Small Cap Value
Systematic Large Cap Core Active Extension
U.S. Large Cap Growth

2007 Annual Report

December 31, 2007

Table of Contents

Shareholder’s Letter	3
Performance Summary	4
Investment Overview and Portfolios of Investments Global and International Equity Portfolios:
Active International Allocation	6
Emerging Markets	23
Global Franchise	30
Global Real Estate	34
Global Value Equity	41
International Equity	46
International Growth Active Extension	52
International Growth Equity	58
International Magnum	63
International Real Estate	70
International Small Cap	76
U.S. Equity Portfolios:
Disciplined Large Cap Value Active Extension	81
Focus Equity	88
Large Cap Relative Value	92
Small Company Growth	97
Systematic Active Large Cap Core	102
Systematic Active Small Cap Core	109
Systematic Active Small Cap Growth	118
Systematic Active Small Cap Value	126
Systematic Large Cap Core Active Extension	135
U.S. Large Cap Growth	143
U.S. Real Estate	147
U.S. Small/Mid Cap Value	153
Fixed Income Portfolio:
Emerging Markets Debt	158
Statements of Assets and Liabilities	163
Statements of Operations	175
Statements of Changes in Net Assets	180
Statements of Cash Flows	192
Financial Highlights	193
Notes to Financial Statements	218
Report of Independent Registered
Public Accounting Firm	231
Federal Income Tax Information	232
U.S. Privacy Policy	234
Director and Officer Information	236

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio’s investment policies to the prospective investor, please call 1-(800)-548-7786. Please read the prospectuses carefully before you invest or send money. Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management’s website: www.morganstanley.com/msim.

Market forecasts provided in this report may not necessarily come to pass. There is no guarrantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a Fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in Funds. Please see the prospectus for more complete information on investment risks.

1

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2

2007 Annual Report

December 31, 2007

Shareholder’s Letter

Dear Shareholders:

We are pleased to present to you the Fund’s Annual Report for the year ended December 31, 2007. Our Fund currently offers 24 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund’s portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration; investment grade and high yield).

Sincerely,

Ronald E. Robison

President and Principal Executive Officer

January 2008

3

2007 Annual Report

December 31, 2007

Performance Summary

	Inception Dates			One Year Total Return
	Class A	Class B	Class A	Class B	Comparable Indices
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	15.30%	14.95%	11.17%	(1)
Emerging Markets	9/25/92	1/2/96	41.56	41.20	39.39	(2)
Global Franchise	11/28/01	11/28/01	9.58	9.26	9.04	(3)
Global Real Estate	8/30/06	8/30/06	(7.87)	(8.15)	(7.06)	(4)
Global Value Equity	7/15/92	1/2/96	6.65	6.37	9.04	(3)
International Equity	8/4/89	1/2/96	9.84	9.52	11.17	(1)
International Growth Active Extension†	7/31/07	7/31/07	—	—	—	(1)
International Growth Equity	12/27/05	12/27/05	15.22	15.03	11.17	(1)
International Magnum	3/15/96	3/15/96	14.77	14.47	11.17	(1)
International Real Estate	10/1/97	10/1/97	(17.59)	(17.76)	(17.88)	(5)
International Small Cap	12/15/92	—	(3.22)	—	1.45	(6)
U.S. Equity Portfolios:
Disciplined Large Cap Value Active Extension††	5/31/07	5/31/07	—	—	—	(7)
Focus Equity	3/8/95	1/2/96	24.02	23.70	11.81	(8)
Large Cap Relative Value	1/31/90	1/2/96	2.90	2.72	(0.17)	(7)
Small Company Growth	11/1/89	1/2/96	3.04	2.81	7.05	(9)
Systematic Active Large Cap Core	4/28/06	4/28/06	6.07	5.81	5.49	(10)
Systematic Active Small Cap Core	4/28/06	4/28/06	(8.35)	(8.49)	(1.57)	(11)
Systematic Active Small Cap Growth	4/28/06	4/28/06	0.82	0.50	7.05	(9)
Systematic Active Small Cap Value	4/28/06	4/28/06	(14.78)	(15.03)	(9.78)	(12)
Systematic Large Cap Core Active Extension††	5/31/07	5/31/07	—	—	—	(10)
U.S. Large Cap Growth	4/2/91	1/2/96	22.29	21.93	11.81	(8)
U.S. Real Estate	2/24/95	1/2/96	(16.63)	(16.80)	(15.69)	(13)
U.S. Small/Mid Cap Value†††	9/27/07	9/27/07	—	—	—	(14)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	4.68	4.29	6.84	(15)

†	Performance figures are cumulative since inception as the Portfolio commenced operations on July 31, 2007.

††	Performance figures are cumulative since inception as the Portfolios commenced operations on May 31, 2007.

†††	Performance figures are cumulative since inception as the Portfolio commenced operations on September 27, 2007.

4

2007 Annual Report

December 31, 2007

Performance Summary (cont’d)

Five Year Average Annual Total Return				Ten Year Average Annual Total Return				Since Inception Average Annual Total Return
Class A	Class B	Comparable Indices		Class A	Class B	Comparable Indices		Class A	Comparable Indices - Class A	Class B	Comparable Indices - Class B
20.75%	20.40%	21.59%	(1)	9.14%	8.88%	8.66%	(1)	8.97%	8.40%	8.87%	7.85%	(1)
38.26	37.88	37.02	(2)	15.44	15.13	14.30	(2)	13.58	12.35	13.32	11.12	(2)
16.76	16.46	16.96	(3)	—	—	—	(3)	15.92	9.97	15.59	9.97	(3)
—	—	—	(4)	—	—	—	(4)	5.91	6.48	5.60	6.48	(4)
15.10	14.81	16.96	(3)	7.38	7.09	7.00	(3)	11.69	9.32	9.55	8.20	(3)
17.93	17.63	21.59	(1)	11.57	11.32	8.66	(1)	11.86	6.43	12.09	7.85	(1)
—	—	—	(1)	—	—	—	(1)	6.60	1.89	6.50	1.89	(1)
—	—	—	(1)	—	—	—	(1)	20.85	18.16	20.55	18.16	(1)
19.63	19.27	21.59	(1)	7.54	7.27	8.66	(1)	7.66	8.02	7.37	8.02	(1)
25.56	25.26	26.15	(5)	15.46	15.17	14.84	(5)	14.51	13.41	14.23	13.41	(5)
20.99	—	26.37	(6)	12.79	—	11.11	(6)	12.82	7.89	—	—	(6)

—	—	—	(7)	—	—	—	(7)	(13.93)	(8.22)	(14.06)	(8.22)	(7)
15.98	15.68	12.11	(8)	6.58	6.33	3.83	(8)	13.41	9.03	10.82	7.27	(8)
14.70	14.40	14.63	(7)	7.82	7.56	7.68	(7)	10.90	12.03	10.07	10.81	(7)
17.59	17.30	16.50	(9)	13.63	13.34	4.32	(9)	12.85	7.65	12.31	5.57	(9)
—	—	—	(10)	—	—	—	(10)	8.35	9.07	8.09	9.07	(10)
—	—	—	(11)	—	—	—	(11)	(5.30)	1.35	(5.48)	1.35	(11)
—	—	—	(9)	—	—	—	(9)	(0.83)	3.77	(1.09)	3.77	(9)
—	—	—	(12)	—	—	—	(12)	(6.79)	(1.26)	(7.03)	(1.26)	(12)
—	—	—	(10)	—	—	—	(10)	(4.09)	(3.01)	(4.20)	(3.01)	(10)
14.94	14.65	12.11	(8)	6.13	5.87	3.83	(8)	11.17	8.92	9.62	7.27	(8)
20.81	20.51	18.17	(13)	12.18	11.89	10.49	(13)	16.09	13.47	15.10	13.17	(13)
—	—	—	(14)	—	—	—	(14)	(5.21)	(7.58)	(5.31)	(7.58)	(14)

13.22	12.89	12.79	(15)	7.92	7.64	10.15	(15)	10.85	10.62	11.42	12.09	(15)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/msim or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

Indices:

(1)	MSCI EAFE (Europe, Australasia, and Far East)
(2)	MSCI Emerging Markets Net
(3)	MSCI World
(4)	FTSE EPRA/NAREIT Global Real Estate (Net)
(5)	FTSE EPRA/NAREIT Global ex-North America Real Estate (80% Europe/20% Asia)
(6)	MSCI EAFE Small Cap Total Return
(7)	Russell 1000® Value
(8)	Russell 1000® Growth
(9)	Russell 2000® Growth
(10)	S&P 500®
(11)	Russell 2000®
(12)	Russell 2000® Value
(13)	FTSE NAREIT Equity REIT
(14)	Russell 2500® Value
(15)	J.P. Morgan EMBI Global Bond Index/J.P. Morgan GBI-EM Global Diversified Bond Index

5

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Active International Allocation Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	15.30%	20.75%	9.14%	8.97%
MSCI EAFE Index	11.17	21.59	8.66	8.40
Lipper International Large-Cap
Core Funds Index	12.51	20.03	9.17	10.01
Portfolio – Class B (5)	14.95	20.40	8.88	8.87
MSCI EAFE Index	11.17	21.59	8.66	7.85
Lipper International Large-Cap
Core Funds Index	12.51	20.03	9.17	9.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 17, 1992
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Active International Allocation Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily, in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, attempt to replicate broad market indices.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Active International Allocation Portfolio

Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.30%, net of fees, for Class A shares and 14.95%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against their benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 11.17%.

Factors Affecting Performance

•

For the 12-month period ended December 31, 2007, the Index returned 11.17% in U.S. dollar terms and 3.5% in local currency terms. Asia ex-Japan (up 30.7% in U.S. dollar terms) led performance, followed by Europe ex-U.K. (up 16.7%). Japan (down 4.2%) was the only major market with a negative return during the period, and the U.S. market had a modestly positive gain (up 5.4%). The emerging markets again outperformed the developed regions, appreciating 39.4%. All major currencies gained against the U.S. dollar, with the Australian dollar and Euro rising 11.4% and 10.9%, respectively. The Japanese yen showed greater strength in the second half of the year, to finish the year up 6.7% versus the U.S. dollar. The British pound rose a modest 1.7% relative to the U.S. dollar.

•

In the U.S., consensus estimates for fourth quarter gross domestic product (GDP) now average around 1.1%, and we expect the estimates to continue falling, given the broad-based weakening across the U.S. economy and with the housing sector especially fragile. New housing starts fell to a cycle low that has not been seen since 1995, and house prices continued to decline. The Institute of Supply Management (ISM) Manufacturing survey fell to 47.7, indicating falling manufacturing output. Job creation also stalled in December, although November’s non-farm payroll figure was revised upward. More worrisome was the increase in the unemployment rate to 5%, but its magnitude may have been partially influenced by a five-year revision to the base figure. Inflationary pressures remained elevated at year end. However, inflation is a lagging indicator, and we believe it should not be a problem if the U.S. enters a recession.

•

European economic growth (excluding the U.K.) generally deteriorated as the year progressed, but ticked upward at year end. Inflationary pressures mounted due to energy and food price increases, and given these strong inflation readings, the European Central Bank (ECB) remained hawkish going into the new year. European financials are feeling the negative impact of the U.S. subprime problems and credit slump – but Europe only experienced pockets of housing overinvestment (notably in Ireland and Spain). The U.K. housing sector has been an issue – not due to overinvestment, but rather because of sharp price rises from greater demand than supply. House prices are falling again there, as is the pound sterling. This is negative in the medium term, but a weaker currency and looser monetary and fiscal conditions could set up the U.K. economy nicely for a rebound by second half of 2008.

•

The Japanese economy was weak overall during the year. Housing starts have recovered from their lows and construction expectations are moving up. While real income growth is flat to down, Japan’s unemployment rate fell again and headline inflation rose. We believe this should be a positive for Japan, but caution is warranted as core inflation is still negative. Japanese equities were the worst performing major market in the year, although the yen has rebounded from its previous lows. We believe relative equity valuations have been getting more and more compelling here.

•

The Portfolio’s returns were aided by the allocations to Germany, Hong Kong, Singapore and the emerging markets. The Portfolio was underweight financials throughout the year, which was additive to performance. However, underexposure to Australia and the U.K. detracted from performance, as did the above- Index allocation to Japan earlier in the year.

Management Strategies

•

Global equities faced increasing headwinds in the fourth quarter of 2007, which continue to buffet markets in early 2008. The subprime mortgage crisis clearly spread to other areas of the financial markets (prime mortgages, asset backed paper, other collateralized debt obligations, and equity financings) and mindboggling write-offs were announced by many firms. The authorities have responded, but with less conviction than the markets crave – and credit spreads have remained wide.

•

Heated discussion continues as to whether or not the U.S. is in (or entering) a recession or in a mid-cycle slowdown. While seemingly pedantic, this is an important distinction. In general, a recession would mean rising unemployment, sharp earnings drops and a

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Active International Allocation Portfolio

negative global stock market bias. In this scenario, the emerging markets would correct. A mid-cycle slowdown, on the other hand, would bring sideways employment and mildly negative to flat earnings, followed by economic resurgence and global equities moving decisively up out of their multi-month trading range.

•

While we remain in the mid-cycle slowdown camp, we are admittedly worried by recent poor stock market action, continued financial distress, falling earnings and poor economic numbers. Positive offsets to this are good corporate and consumer balance sheets/wealth, still- decent disposable income growth, and very low real bond yields combined with (hopefully more) prospective rate cuts.

•

We have positioned the Portfolio more defensively, as we have been doing for the past couple of quarters. We trimmed our emerging market and cyclical positions, have added some to defensive sectors and have raised cash to about 5% of the Portfolio. With the exception of global financial and retailing sectors, we do not think a significant slowdown has been priced in. We remain watchful.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$1,020.60	$4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08

Class B
Actual	1,000.00	1,018.80	5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35

*  Expenses are equal to Class A and Class B annualized net expense ratios of 0.80% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Active International Allocation Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Active International Allocation Portfolio

		Value
	Shares	(000)
Common Stocks (90.9%)
Australia (3.3%)
AGL Energy Ltd.	14,942	$ 174
Alumina Ltd.	91,525	507
Amcor Ltd.	71,068	430
AMP Ltd.	42,736	372
Ansell Ltd.	5,679	60
Asciano Group	(c)12,151	74
Australia & New Zealand Banking Group Ltd.	(c)46,465	1,114
BHP Billiton Ltd.	249,722	8,757
BlueScope Steel Ltd.	(c)62,766	529
Boral Ltd.	47,082	252
Brambles Ltd.	31,812	321
Caltex Australia Ltd.	29,853	505
Coca-Cola Amatil Ltd.	17,210	143
Commonwealth Bank of Australia	(c)38,394	1,983
CSL Ltd.	8,526	271
CSR Ltd.	(c)77,935	212
Fairfax Media Ltd.	(c)32,240	132
Foster’s Group Ltd.	65,602	377
Insurance Australia Group Ltd.	(c)54,613	197
James Hardie Industries N.V.	37,648	212
Leighton Holdings Ltd.	(c)7,115	379
Lend Lease Corp., Ltd.	13,618	206
Macquarie Group Ltd.	(c)6,715	445
Macquarie Infrastructure Group	74,866	198
National Australia Bank Ltd.	51,258	1,691
Newcrest Mining Ltd.	26,212	755
OneSteel Ltd.	44,821	241
Orica Ltd.	23,038	640
Origin Energy Ltd.	213,888	1,657
PaperlinX Ltd.	36,382	85
QBE Insurance Group Ltd.	22,311	650
Rio Tinto Ltd.	(c)22,901	2,674
Santos Ltd.	157,070	1,949
Sonic Healthcare Ltd.	5,616	82
Stockland REIT	1,074	8
Suncorp-Metway Ltd.	(c)17,718	262
Symbion Health Ltd.	28,935	101
TABCORP Holdings Ltd.	13,036	169
Telstra Corp., Ltd.	69,366	285
Toll Holdings Ltd.	12,293	123
Transurban Group	(c)24,712	148
Wesfarmers Ltd., Class P	(a)4,906	175
Wesfarmers Ltd.	(c)12,365	438
Westpac Banking Corp.	54,298	1,323
Woodside Petroleum Ltd.	87,804	3,862
Woolworths Ltd.	33,517	995
		36,163
Austria (0.8%)
Andritz AG	3,900	234
Boehler - Uddeholm AG	2,303	232
Erste Bank der Oesterreichischen Sparkassen AG	8,250	586
Flughafen Wien AG	1,465	169
IMMOFINANZ AG	(c)36,096	364
Mayr-Melnhof Karton AG	1,194	$ 129
Meinl European Land Ltd.	(a)11,846	164
OMV AG	33,891	2,727
Raiffeisen International Bank Holding AG	5,402	814
Telekom Austria AG	50,283	1,393
Verbund-Oesterreichische Elektrizitaetswirtschafts AG, Class A	10,670	743
Voestalpine AG	10,008	717
Wiener Staedtische Allgemeine Versicherung AG	2,862	230
Wienerberger AG	7,967	440
		8,942
Belgium (0.7%)
AGFA-Gevaert N.V.	4,251	65
Bekaert S.A.	539	72
Belgacom S.A.	7,474	367
Dexia S.A.	60,615	1,523
Fortis	68,182	1,772
InBev N.V.	16,863	1,391
KBC Group N.V.	8,355	1,167
Solvay S.A., Class A	3,603	502
UCB S.A.	6,548	295
Umicore	1,532	378
		7,532
Brazil (1.8%)
All America Latina Logistica S.A.	86,400	1,107
Aracruz Celulose S.A., Class B (Preference)	16,145	120
Banco Bradesco S.A. (Preference)	32,725	1,047
Banco do Brasil S.A.	69,100	1,165
Banco Itau Holding Financeira S.A. (Preference)	63,527	1,645
Brasil Telecom Participacoes S.A. (Preference)	8,591	128
Centrias Eletricas Brasilieras, Class B (Preference)	8,147	104
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (Preference)	500	18
Cia de Bebidas das Americas	2,415	166
Cia de Bebidas das Americas (Preference)	2,539	181
Cia Energetica de Minas Gerias (Preference)	10,763	198
Cia Siderurgica Nacional S.A.	2,976	267
Cia Vale do Rio Doce, Class A (Preference)	91,102	2,554
Contax Participacoes S.A. (Preference)	491	14
Cyrela Brazil Realty S.A.	42,900	574
Cyrela Commercial Properties S.A. Empreendimentos e Participacoes	(a)8,580	58
Embratel Participacoes S.A. (Preference)	7,170,555	27
Empresa Brasileira de Aeronautica S.A.	19,596	223
Gerdau S.A. (Preference)	11,731	340
Gol Linhas Aereas Inteligentes S.A. ADR	(c)39,200	973
Klabin S.A. (Preference)	26,365	97
Lojas Renner S.A.	29,100	582
Perdigao S.A.	41,900	1,025
Petroleo Brasileiro S.A. (Preference)	79,975	3,864
Sadia S.A. (Preference)	174,759	998
Souza Cruz S.A.	3,876	104
Tele Norte Leste Participacoes S.A. (Preference)	13,121	253
Unibanco Uniao de Bancos Brasileiros S.A. GDR	(c)8,150	1,138

10	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Brazil (cont’d)
Usiminas Siderurgicas de Minas Gerias S.A., Class A (Preference)	5,601	$ 253
Vivo Participacoes S.A. (Preference)	15,829	87
Votorantim Celulose e Papel S.A. (Preference)	3,048	91
		19,401
Colombia (0.1%)
BanColombia S.A. ADR	(c)16,100	548
Denmark (0.6%)
AP Moller - Maersk A/S	74	784
Danske Bank A/S	46,745	1,812
DSV A/S	11,750	255
GN Store Nord	(a)67,329	526
Novo-Nordisk A/S, Class B	28,460	1,858
Novozymes A/S, Class B	2,864	323
Vestas Wind Systems A/S	(a)10,650	1,139
		6,697
Finland (1.5%)
Cargotec Corp., Class B	(c)2,604	120
Fortum Oyj	16,886	756
Kesko Oyj, Class B	5,410	297
Kone Oyj, Class B	(c)5,208	362
Metso Oyj	(c)20,949	1,130
Neste Oil Oyj	(c)8,252	289
Nokia Oyj	267,836	10,313
Outokumpu Oyj	(c)15,450	471
Rautaruukki Oyj	6,293	268
Sampo Oyj, Class A	21,019	550
Stora Enso Oyj, Class R	41,550	617
TietoEnator Oyj	12,781	285
UPM-Kymmene Oyj	36,167	724
Uponor Oyj	2,904	72
Wartsila Oyj, Class B	4,034	305
		16,559
France (8.2%)
Accor S.A.	17,180	1,363
Air Liquide	(c)17,786	2,635
Alcatel - Lucent	116,127	844
Alstom	21,368	4,541
ArcelorMittal	59,440	4,570
Arkema	(a)2,887	188
Atos Origin S.A.	(a)1,889	97
AXA S.A.	76,954	3,064
BNP Paribas	56,928	6,119
Bouygues	18,764	1,556
Business Objects S.A.	(a)(c)5,580	340
Cap Gemini S.A.	15,920	989
Carrefour S.A.	(c)31,579	2,448
Casino Guichard Perrachon S.A.	4,458	485
Cie de Saint - Gobain	18,247	1,729
Cie Generale d’Optique Essilor International S.A.	21,786	1,387
CNP Assurances	4,936	640
Compagnie Generale des Establissements Michelin, Class B	(c)4,696	538
Credit Agricole S.A.	(c)28,577	959
Dassault Systemes S.A.	5,148	$ 303
European Aeronautic Defense & Space Co. N.V.	(c)14,611	464
France Telecom S.A.	(c)98,884	3,549
Gecina S.A. REIT	2,351	369
Groupe Danone	(c)27,890	2,492
Hermes International	3,740	476
Imerys S.A.	2,205	181
Klepierre REIT	5,946	302
L’Oreal S.A.	12,076	1,724
Lafarge S.A.	(c)15,530	2,811
Lagardere S.C.A.	(c)8,523	636
LVMH Moet Hennessy Louis Vuitton S.A.	(c)21,401	2,572
Neopost S.A.	3,273	336
Pernod-Ricard S.A.	1,304	300
Peugeot S.A.	(c)5,348	402
PPR	2,823	451
Publicis Groupe	(c)4,217	164
Renault S.A.	(c)5,505	772
Safran S.A.	(c)4,910	100
Sanofi-Aventis S.A.	(c)56,814	5,193
Schneider Electric S.A.	(c)20,308	2,715
Societe BIC S.A.	1,627	116
Societe Generale	(c)23,415	3,346
Societe Television Francaise 1	11,185	298
Sodexho Alliance S.A.	(c)9,509	583
STMicroelectronics N.V.	49,380	703
Suez S.A.	(c)31,273	2,120
Suez S.A.	2,940	198
Technip S.A.	7,405	586
Thales S.A.	6,720	398
Thomson	10,855	153
Total S.A.	(c)159,524	13,239
Unibail-Rodamco REIT	(c)2,618	570
Valeo S.A.	5,295	217
Vallourec	2,536	683
Veolia Environnement	(c)34,946	3,174
Vinci S.A.	(c)16,860	1,239
Vivendi	39,320	1,792
Zodiac S.A.	(a)631	40
		90,259
Germany (7.0%)
Adidas AG	16,450	1,225
Allianz SE (Registered)	21,656	4,632
Altana AG	3,752	91
Arcandor AG	(a)4,851	115
BASF AG	27,879	4,120
Bayer AG	41,596	3,793
Beiersdorf AG	8,080	624
Celesio AG	(c)6,488	400
Commerzbank AG	42,694	1,616
Continental AG	7,896	1,024
DaimlerChrysler AG	49,424	4,787
Deutsche Bank AG (Registered)	15,036	1,945
Deutsche Boerse AG	(c)12,506	2,468
Deutsche Lufthansa AG (Registered)	13,860	367
Deutsche Post AG (Registered)	43,545	1,488

The accompanying notes are an integral part of the financial statements.	11

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Germany (cont’d)
Deutsche Postbank AG	3,517	$ 311
Deutsche Telekom AG	(c)191,355	4,185
E.ON AG	43,979	9,338
Fresenius Medical Care AG	15,577	833
Heidelberger Druckmaschinen AG	(c)3,177	106
Henkel KGaA (Non-Voting Shares)	11,107	623
Hochtief AG	3,367	448
Hypo Real Estate Holding AG	13,469	701
Infineon Technologies AG	(a)35,063	410
Linde AG	7,963	1,049
MAN AG	9,453	1,555
Merck KGaA	3,771	484
Metro AG	19,246	1,606
Muenchener Rueckversicherungs AG (Registered)	10,932	2,113
Porsche Automobil Holding SE (Non-Voting Shares)	900	1,814
Puma AG Rudolf Dassler Sport	768	305
Qiagen N.V.	(a)(c)8,326	179
RWE AG	(c)28,097	3,937
RWE AG (Non-Voting Shares)	2,201	267
SAP AG	106,235	5,489
Siemens AG (Registered)	48,828	7,666
Suedzucker AG	(c)28,507	671
ThyssenKrupp AG	22,130	1,235
TUI AG	(a)(c)12,933	359
Volkswagen AG	9,553	2,173
Volkswagen AG (Non-Voting Shares)	5,703	828
		77,380
Greece (0.7%)
Alpha Bank A.E.	38,383	1,401
EFG Eurobank Ergasias S.A.	24,405	862
National Bank of Greece S.A.	42,490	2,927
OPAP S.A.	12,910	515
Piraeus Bank S.A.	37,600	1,465
Titan Cement Co., S.A.	3,950	180
		7,350
Hong Kong (2.9%)
Agile Property Holdings Ltd.	291,280	523
Air China Ltd., Class H	131,000	191
Aluminum Corp. of China Ltd., Class H	132,000	269
Angang Steel Co. Ltd., Class H	6,000	16
Anhui Conch Cement Co., Ltd., Class H	2,000	17
Anhui Expressway Co., Class H	369,000	341
Bank of China Ltd., Class H	(c)686,000	327
Bank of Communications Co., Ltd., Class H	452,000	618
Bank of East Asia Ltd.	73,263	496
BOC Hong Kong Holdings Ltd.	168,000	464
Cathay Pacific Airways Ltd.	48,000	125
Chaoda Modern Agriculture	170,100	153
Cheung Kong Holdings Ltd.	70,000	1,276
Cheung Kong Infrastructure Holdings Ltd.	(c)26,000	97
China Communications Construction Co. Ltd., Class H	319,000	823
China Construction Bank, Class H	1,684,835	1,413
China Cosco Holdings Co. Ltd., Class H	115,450	$ 315
China Infrastructure Machinery Holdings Ltd.	224,000	352
China Life Insurance Co., Ltd.	225,000	1,145
China Petroleum & Chemical Corp., Class H	528,000	785
China Resources Enterprise	102,000	434
China Resources Land Ltd.	145,000	316
China Shenhua Energy Co., Ltd.	106,500	632
China Shipping Development Co., Ltd., Class H	51,891	135
China Telecom Corp., Ltd., Class H	502,000	392
China Travel International Investment Hong Kong Ltd.	768,000	499
China Water Affairs Group Ltd.	(a)(c)1,731,741	1,062
Chow Sang Sang Holdings	57,438	99
CLP Holdings Ltd.	78,811	536
COSCO Pacific Ltd.	152,000	402
Datang International Power Generation Co., Ltd., Class H	118,000	103
Dongfeng Motor Group Co., Ltd.	80,324	56
Esprit Holdings Ltd.	43,800	644
Guangdong Investment Ltd.	1,456,000	819
Guangzhou R&F Properties Co., Ltd., Class H	33,200	117
Hang Lung Properties Ltd.	234,500	1,049
Hang Seng Bank Ltd.	(c32,600)	667
Henderson Land Development Co., Ltd.	34,000	315
Hong Kong & China Gas Co., Ltd.	190,424	580
Hong Kong Exchanges & Clearing Ltd.	48,500	1,364
HongKong Electric Holdings Ltd.	63,500	364
Hopewell Highway Infrastructure Ltd.	(c)343,231	294
Hopewell Holdings Ltd.	30,000	138
Huaneng Power International, Inc., Class H	130,000	136
Hutchison Telecommunications International, Ltd.	(c)64,000	96
Hutchison Whampoa Ltd.	96,282	1,083
Hysan Development Co., Ltd.	31,732	90
Jiangxi Copper Co., Ltd., Class H	46,000	112
Johnson Electric Holdings Ltd.	(c)73,063	40
Kerry Properties Ltd.	20,215	161
Kingboard Chemical Holdings Ltd.	32,000	189
Li & Fung Ltd.	235,757	942
Li Ning Co. Ltd.	94,000	345
Link REIT (The)	77,539	168
MTR Corp.	66,687	243
New World China Land Ltd.	(c)271,600	242
New World Development Ltd.	109,563	385
NWS Holdings Ltd.	130,592	414
PCCW Ltd.	171,490	101
PetroChina Co., Ltd., Class H	496,000	875
Ping An Insurance Group Co. of China Ltd., Class H	41,000	435
Prime Success International Group Ltd.	321,200	237
Rexcapital Financial Holdings Ltd.	(a)891,948	169
Shanghai Electric Group Co., Ltd., Class H	26,000	22
Shangri-La Asia Ltd.	48,636	151
Sino Land Co.	56,197	197
Sinofert Holdings Ltd.	(c)916,000	849
Sinopec Shangai Petrochemical Co., Ltd., Class H	32,000	20

12	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Hong Kong (cont’d)
Sun Hung Kai Properties Ltd.	89,500	$ 1,883
Swire Pacific Ltd., Class A	42,000	575
Techtronic Industries Co.	42,500	42
Television Broadcasts Ltd.	14,000	84
Wasion Meters Group Ltd.	186,379	111
Wharf Holdings Ltd.	56,662	292
Yanzhou Coal Mining Co., Ltd., Class H	72,000	140
Yue Yuen Industrial Holdings Ltd.	(c)27,500	98
Zhejiang Expressway Co., Ltd.	18,000	28
Zijin Mining Group Co., Ltd.	123,500	189
		31,907
India (1.5%)
ABB Ltd.	3,735	143
ACC Ltd.	1,409	36
Axis Bank Ltd.	5,400	133
Bajaj Auto Ltd.	1,485	99
Bharat Forge Ltd.	4,739	42
Bharat Heavy Electricals Ltd.	26,557	1,734
Bharti Airtel Ltd.	(a)40,943	1,029
Cipla Ltd.	8,807	47
Dish TV India Ltd.	(a)8,026	21
Dr. Reddy's Laboratories Ltd.	4,849	90
GAIL India Ltd.	12,345	169
GlaxoSmithKline Pharmaceuticals Ltd.	898	23
Glenmark Pharmaceuticals Ltd.	5,851	88
Grasim Industries Ltd.	(d)1,671	157
HDFC Bank Ltd.	16,278	710
Hero Honda Motors Ltd.	3,953	70
Hindalco Industries Ltd.	25,800	139
Hindustan Lever Ltd.	39,177	212
Housing Development Finance Corp.	8,718	631
I-Flex Solutions Ltd.	(a)867	33
ICICI Bank Ltd.	29,787	932
ICICI Bank Ltd. ADR	(c)5,600	344
Infosys Technologies Ltd.	18,793	839
ITC Ltd.	52,100	277
IVRCL Infrastructures & Projects Ltd.	73,900	1,039
Larsen & Toubro Ltd.	4,922	518
Mahanagar Telephone Nigam Ltd.	9,050	44
Mahindra & Mahindra Ltd.	4,939	108
Maruti Suzuki India Ltd.	3,345	84
Oil & Natural Gas Corp., Ltd.	11,554	360
Ranbaxy Laboratories Ltd.	7,151	77
Reliance Communications Ltd.	61,700	1,164
Reliance Energy Ltd.	2,888	156
Reliance Industries Ltd.	30,673	2,241
Satyam Computer Services Ltd.	22,065	252
Sun Pharma Advanced Research Co., Ltd.	(a)1,644	7
Sun Pharmaceutical Industries Ltd.	2,255	69
Tata Consultancy Services Ltd.	6,104	166
Tata Motors Ltd.	9,131	171
Tata Steel Ltd.	(d)6,392	153
Unitech Ltd.	147,912	1,828
Wipro Ltd.	9,530	127
Wire and Wireless India Ltd.	(a)3,588	9
Zee Entertainment Enterprises Ltd.	9,845	$ 82
Zee News Ltd.	(a)(d)3,244	7
		16,660
Indonesia (0.5%)
Astra International Tbk PT	258,000	743
Bank Central Asia Tbk PT	1,960,500	1,508
Bank Mandiri Persero Tbk PT	856,500	316
Bank Rakyat Indonesia Tbk PT	536,500	419
Bumi Resources Tbk PT	1,867,500	1,178
United Tractors Tbk PT	1,323,000	1,522
		5,686
Italy (1.2%)
Alleanza Assicurazioni S.p.A.	2,521	32
Assicurazioni Generali S.p.A.	66,961	3,002
Atlantia S.p.A.	3,681	139
Autogrill S.p.A.	1,797	30
Banca Monte dei Paschi di Siena S.p.A.	(c)2,336	12
Banca Popolare di Milano Scarl	695	9
Banco Popolare Scarl	(a)3,074	68
Benetton Group S.p.A.	456	8
Bulgari S.p.A.	24,753	345
Enel S.p.A.	9,815	116
ENI S.p.A.	60,164	2,192
Fiat S.p.A.	3,080	79
Finmeccanica S.p.A.	3,429	109
Intesa San Paolo S.p.A.	291,793	2,289
Intesa San Paolo S.p.A. RNC	2,270	16
Italcementi S.p.A.	370	8
Luxottica Group S.p.A.	(c)1,328	42
Mediaset S.p.A.	7,072	71
Mediobanca S.p.A.	6,639	136
Mediolanum S.p.A.	611	5
Pirelli & C S.p.A.	(a)27,686	30
Seat Pagine Gialle S.p.A.	(c)13,264	5
Snam Rete Gas S.p.A.	(c)1,548	10
Telecom Italia S.p.A., Class S	118,151	366
Telecom Italia S.p.A. RNC	67,652	159
Tiscali S.p.A.	(a)(c)935	3
UniCredito Italiano S.p.A.	455,445	3,791
Unione di Banche Italiane SCPA	20,600	567
		13,639
Japan (19.2%)
77 Bank Ltd. (The)	79,000	493
Acom Co., Ltd.	1,980	40
Advantest Corp.	(c)18,190	512
Aeon Co., Ltd.	38,900	568
Aeon Credit Service Co., Ltd.	(c)2,300	34
Aiful Corp.	(c)1,750	31
Ajinomoto Co., Inc.	62,400	706
Alps Electric Co., Ltd.	(c)13,900	180
Amada Co., Ltd.	25,000	220
Asahi Breweries Ltd.	18,900	320
Asahi Glass Co., Ltd.	108,800	1,443
Asahi Kasei Corp.	(c)102,000	680
Asatsu - DK, Inc.	(c)3,300	92

The accompanying notes are an integral part of the financial statements.	13

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Astellas Pharma, Inc.	39,700	$ 1,732
Bank of Kyoto Ltd. (The)	26,000	307
Bank of Yokohama Ltd. (The)	180,000	1,273
Benesse Corp.	5,100	217
Bridgestone Corp.	77,400	1,363
Canon, Inc.	81,800	3,737
Casio Computer Co., Ltd.	33,300	388
Central Japan Railway Co.	128	1,089
Chiba Bank Ltd. (The)	75,000	608
Chiyoda Corp.	(c)18,000	206
Chubu Electric Power Co., Inc.	(c)41,900	1,094
Chugai Pharmaceutical Co., Ltd.	20,907	299
Citizen Holdings Co., Ltd.	(c)28,400	276
Coca-Cola West Holdings Co., Ltd.	(c)700	16
COMSYS Holdings Corp.	16,000	131
Credit Saison Co., Ltd.	4,600	126
CSK Holdings Corp.	6,200	201
Dai Nippon Printing Co., Ltd.	37,600	548
Daicel Chemical Industries Ltd.	(c)13,000	78
Daiichi Sankyo Co., Ltd.	54,000	1,659
Daikin Industries Ltd.	(c)15,700	877
Dainippon Ink & Chemicals, Inc.	(c)54,000	270
Daito Trust Construction Co., Ltd.	14,000	777
Daiwa House Industry Co., Ltd.	(c)72,600	934
Daiwa Securities Group, Inc.	144,000	1,327
Denki Kagaku Kogyo KK	36,000	155
Denso Corp.	55,550	2,258
Dowa Holdings Co., Ltd.	49,000	345
East Japan Railway Co.	314	2,578
Ebara Corp.	(c)29,800	102
Eisai Co., Ltd.	18,602	733
FamilyMart Co., Ltd.	5,100	159
Fanuc Ltd.	16,400	1,600
Fast Retailing Co., Ltd.	(a)(c)7,700	548
Fuji Electric Holdings Co., Ltd.	(c)15,000	52
Fuji Soft, Inc.	3,000	47
Fuji Television Network, Inc.	31	51
FUJIFILM Holdings Corp.	38,900	1,649
Fujikura Ltd.	22,000	112
Fujitsu Ltd.	147,200	985
Fukuoka Financial Group, Inc.	105,000	626
Furukawa Electric Co., Ltd.	52,800	204
H2O Retailing Corp.	(c)9,000	70
Hirose Electric Co., Ltd.	(c)2,300	266
Hitachi Construction Machinery Co., Ltd.	2,700	81
Hitachi Ltd.	(c)266,000	1,949
Hokkaido Electric Power Co., Inc.	8,400	182
Hokuhoku Financial Group, Inc.	202,000	580
Honda Motor Co., Ltd.	132,004	4,364
Hoya Corp.	32,900	1,050
Ibiden Co., Ltd.	9,700	670
IHI Corp.	(c)92,000	191
Index Holdings, Inc.	(c)94	28
Inpex Holdings, Inc.	39	420
Isetan Co., Ltd.	(c)15,900	215
Ito En Ltd.	(c)2,100	$ 40
Ito En Ltd. (Preference)	630	9
Itochu Corp.	146,000	1,419
Itochu Techno - Solutions Corp.	2,500	84
J Front Retailing Co., Ltd.	(a)33,000	290
Japan Airlines Corp.	(a)(c)77,000	175
Japan Real Estate Investment Corp. REIT	(c)69	853
Japan Retail Fund Investment Corp. REIT	(c)64	451
Japan Tobacco, Inc.	332	1,969
JFE Holdings, Inc.	31,800	1,602
JGC Corp.	23,000	395
Joyo Bank Ltd. (The)	141,000	786
JS Group Corp.	(c)21,700	348
JSR Corp.	12,800	331
Kajima Corp.	112,400	368
Kamigumi Co., Ltd.	(c)1,000	7
Kaneka Corp.	21,000	174
Kansai Electric Power Co., Inc. (The)	(c)59,800	1,395
Kao Corp.	50,000	1,504
Kawasaki Heavy Industries Ltd.	92,000	271
Kawasaki Kisen Kaisha Ltd.	(c)5,000	49
Keihin Electric Express Railway Co., Ltd.	(c)33,000	202
Keio Corp.	20,000	121
Keyence Corp.	2,900	710
Kikkoman Corp.	(c)10,000	138
Kinden Corp.	1,000	8
Kintetsu Corp.	(c)146,200	453
Kirin Brewery Co., Ltd.	(c)47,400	695
Kobe Steel Ltd.	164,000	532
Kokuyo Co., Ltd.	(c)5,700	51
Komatsu Ltd.	95,700	2,588
Konami Corp.	8,600	281
Konica Minolta Holdings, Inc.	36,500	642
Kubota Corp.	131,000	897
Kuraray Co., Ltd.	29,500	356
Kurita Water Industries Ltd.	(c)19,900	605
Kyocera Corp.	13,000	1,137
Kyowa Hakko Kogyo Co., Ltd.	(c)23,028	245
Kyushu Electric Power Co., Inc.	26,100	643
Lawson, Inc.	4,800	170
Leopalace21 Corp.	15,100	405
Mabuchi Motor Co., Ltd.	2,300	139
Marubeni Corp.	266,000	1,868
Marui Co., Ltd.	(c)35,500	351
Matsui Securities Co., Ltd.	(c)14,400	113
Matsushita Electric Industrial Co., Ltd.	175,000	3,580
Matsushita Electric Works Ltd.	27,000	299
Meiji Dairies Corp.	(c)17,000	87
Meiji Seika Kaisha Ltd.	(c)19,000	81
Meitec Corp.	(c)2,300	69
Millea Holdings, Inc.	64,352	2,175
Minebea Co., Ltd.	32,000	205
Mitsubishi Chemical Holdings Corp.	75,000	575
Mitsubishi Corp.	129,800	3,536
Mitsubishi Electric Corp.	185,800	1,919
Mitsubishi Estate Co., Ltd.	139,000	3,332

14	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Mitsubishi Heavy Industries Ltd.	314,000	$ 1,344
Mitsubishi Logistics Corp.	(c)7,000	79
Mitsubishi Materials Corp.	160,000	680
Mitsubishi Rayon Co., Ltd.	42,000	203
Mitsubishi UFJ Financial Group, Inc.	848,380	7,897
Mitsui & Co., Ltd.	156,800	3,327
Mitsui Chemicals, Inc.	42,000	275
Mitsui Fudosan Co., Ltd.	99,400	2,148
Mitsui Mining & Smelting Co., Ltd.	(c)95,000	380
Mitsui OSK Lines Ltd.	(c)14,000	178
Mitsui Sumitomo Insurance Co., Ltd.	108,000	1,054
Mitsui Trust Holdings, Inc.	59,545	462
Mitsukoshi Ltd.	(c)32,000	145
Mizuho Financial Group, Inc.	1,036	4,915
Murata Manufacturing Co., Ltd.	16,100	936
Namco Bandai Holdings, Inc.	(c)2,400	38
NEC Corp.	159,400	736
NEC Electronics Corp.	(a)(c)4,800	115
Net One Systems Co., Ltd.	(c)50	56
NGK Insulators Ltd.	(c)33,600	907
NGK Spark Plug Co., Ltd.	(c)20,000	349
Nidec Corp.	(c)8,600	638
Nikon Corp.	(c)26,000	887
Nintendo Co., Ltd.	6,300	3,825
Nippon Building Fund, Inc. REIT	83	1,162
Nippon Electric Glass Co., Ltd.	24,500	398
Nippon Express Co., Ltd.	77,800	398
Nippon Meat Packers, Inc.	18,600	187
Nippon Mining Holdings, Inc.	43,000	276
Nippon Oil Corp.	133,800	1,090
Nippon Paper Group, Inc.	69	207
Nippon Sheet Glass Co., Ltd.	(c)37,000	186
Nippon Steel Corp.	(c)415,000	2,556
Nippon Telegraph & Telephone Corp.	243	1,203
Nippon Yusen KK	98,000	780
Nishi-Nippon Bank Ltd. (The)	55,000	136
Nissan Chemical Industries Ltd.	11,000	143
Nissan Motor Co., Ltd.	196,100	2,123
Nisshin Seifun Group, Inc.	12,500	125
Nisshinbo Industries, Inc.	(c)6,000	73
Nissin Food Products Co., Ltd.	(c)6,400	207
Nitto Denko Corp.	17,700	935
Nomura Holdings, Inc.	207,100	3,462
Nomura Research Institute Ltd.	10,900	358
NSK Ltd.	(c)62,000	644
NTN Corp.	44,000	381
NTT Data Corp.	(c)121	539
NTT DoCoMo, Inc.	331	548
Obayashi Corp.	76,000	383
Obic Co., Ltd.	710	131
OJI Paper Co., Ltd.	(c)95,400	468
Oki Electric Industry Co., Ltd.	(a)(c)44,000	69
Okumura Corp.	(c)21,000	101
Olympus Corp.	(c)11,000	451
Omron Corp.	17,800	421
Onward Kashiyama Co., Ltd.	(c)17,000	$ 174
Oracle Corp. Japan	(c)2,900	128
Oriental Land Co., Ltd.	(c)5,600	338
Osaka Gas Co., Ltd.	155,600	613
Pioneer Corp.	(c)14,654	132
Promise Co., Ltd.	(c)2,350	58
Resona Holdings, Inc.	(c)504	922
Ricoh Co., Ltd.	52,000	956
Rohm Co., Ltd.	13,100	1,140
Sanken Electric Co., Ltd.	(c)14,000	74
Sanyo Electric Co., Ltd.	(a)146,000	202
Sapporo Holdings Ltd.	(c)10,000	80
SBI E*Trade Securities Co., Ltd.	(c)191	180
Secom Co., Ltd.	14,500	794
Seiko Epson Corp.	(c)9,700	211
Sekisui Chemical Co., Ltd.	(c)44,000	297
Sekisui House Ltd.	(c)87,600	949
Seven & I Holdings Co., Ltd.	64,000	1,861
Sharp Corp.	(c)72,200	1,293
Shimachu Co., Ltd.	(c)5,500	156
Shimamura Co., Ltd.	2,100	177
Shimano, Inc.	(c)8,600	310
Shimizu Corp.	80,600	351
Shin-Etsu Chemical Co., Ltd.	33,696	2,107
Shinko Securities Co., Ltd.	52,000	216
Shinsei Bank Ltd.	(c)172,000	632
Shionogi & Co., Ltd.	(c)22,000	388
Shiseido Co., Ltd.	31,000	734
Shizuoka Bank Ltd. (The)	64,000	704
Showa Denko KK	54,000	194
Showa Shell Sekiyu KK	14,500	161
SMC Corp.	5,700	678
Softbank Corp.	(c)80,700	1,661
Sompo Japan Insurance, Inc.	73,000	658
Sony Corp.	61,597	3,343
Stanley Electric Co., Ltd.	6,000	149
Sumitomo Bakelite Co., Ltd.	11,000	66
Sumitomo Chemical Co., Ltd.	116,600	1,037
Sumitomo Corp.	(c)95,100	1,354
Sumitomo Electric Industries Ltd.	(c)59,400	946
Sumitomo Heavy Industries Ltd.	(c)38,000	349
Sumitomo Metal Industries Ltd.	247,000	1,141
Sumitomo Metal Mining Co., Ltd.	(c)89,800	1,538
Sumitomo Mitsui Financial Group, Inc.	496	3,691
Sumitomo Realty & Development Co., Ltd.	(c)43,000	1,058
Sumitomo Trust & Banking Co., Ltd. (The)	138,000	919
T&D Holdings, Inc.	20,250	1,048
Taiheiyo Cement Corp.	(c)53,000	127
Taisei Corp.	(c)109,000	294
Taisho Pharmaceutical Co., Ltd.	(c)1 1,441	220
Taiyo Yuden Co., Ltd.	(c)7,000	113
Takara Holdings, Inc.	(c)6,000	36
Takashimaya Co., Ltd.	(c)32,000	386
Takeda Pharmaceutical Co., Ltd.	65,600	3,835
Takefuji Corp.	(c)3,010	72
TDK Corp.	10,000	742

The accompanying notes are an integral part of the financial statements.	15

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Japan (cont’d)
Teijin Ltd.	73,400	$ 314
Terumo Corp.	17,100	901
THK Co., Ltd.	3,400	69
TIS, Inc.	(c)2,904	50
Tobu Railway Co., Ltd.	(c)79,400	371
Toho Co., Ltd.	(c)6,300	141
Tohoku Electric Power Co., Inc.	35,200	793
Tokyo Broadcasting System, Inc.	9,000	193
Tokyo Electric Power Co., Inc. (The)	87,400	2,264
Tokyo Electron Ltd.	19,900	1,216
Tokyo Gas Co., Ltd.	(c)182,600	853
Tokyo Tatemono Co., Ltd.	(c)33,000	311
Tokyu Corp.	88,400	583
TonenGeneral Sekiyu KK	(c)29,000	286
Toppan Printing Co., Ltd.	(c)36,600	361
Toray Industries, Inc.	(c)102,100	793
Toshiba Corp.	(c)272,000	2,028
Tosoh Corp.	40,000	172
Toto Ltd.	(c)43,600	344
Toyo Seikan Kaisha Ltd.	16,400	290
Toyoba Co., Ltd.	5,000	10
Toyoda Gosei Co., Ltd.	(c)800	28
Toyota Industries Corp.	8,150	332
Toyota Motor Corp.	213,400	11,486
Trend Micro, Inc.	(a)9,200	330
Unicharm Corp.	(c)3,400	214
Uniden Corp.	(c)5,000	29
UNY Co., Ltd.	10,000	85
Ushio, Inc.	(c)3,500	77
USS Co., Ltd.	2,700	168
Wacoal Holdings Corp.	(c)6,000	78
West Japan Railway Co.	33	163
Yahoo! Japan Corp.	1,439	642
Yakult Honsha Co., Ltd.	(c)8,700	201
Yamada Denki Co., Ltd.	9,620	1,095
Yamaha Corp.	8,800	201
Yamaha Motor Co., Ltd.	2,700	65
Yamato Holdings Co., Ltd.	(c)23,000	332
Yamazaki Baking Co., Ltd.	(c)8,000	78
Yokogawa Electric Corp.	(c)16,900	185
		210,690
Malaysia (0.2%)
IJM Corp. Bhd	303,900	787
IOI Corp. Bhd	267,300	621
Kuala Lumpur Kepong Bhd	60,800	318
		1,726
Mexico (0.2%)
Corp. GEO S.A.B. de C.V.	(a)91,400	263
Desarrolladora Homex S.A.B. de C.V. ADR	(a)(c)8,600	425
Grupo Financiero Banorte S.A.B. de C.V., Class O	232,400	961
Urbi Desarrollos Urbanos S.A. de C.V.	(a)46,400	160
Wal-Mart de Mexico S.A.B. de C.V., Class V	163,200	569
		2,378
Netherlands (2.6%)
Aegon N.V.	(c)140,227	$ 2,460
Akzo Nobel N.V.	15,671	1,248
ASML Holding N.V.	(a)30,941	978
Corio N.V. REIT	4,462	359
Fugro N.V. CVA	3,443	264
Hagemeyer N.V.	(c)4,613	31
Heineken N.V.	66,985	4,314
ING Groep N.V. CVA	85,155	3,324
Koninklijke DSM N.V.	8,803	412
Koninklijke Philips Electronics N.V.	56,394	2,444
OCE N.V.	8,354	150
Reed Elsevier N.V.	(c)39,386	781
Royal KPN N.V.	117,591	2,127
Royal Numico N.V.	9,003	724
SBM Offshore N.V.	8,260	259
TNT N.V.	59,756	2,487
Unilever N.V. CVA	148,457	5,435
Wereldhave N.V. REIT	1,818	198
Wolters Kluwer N.V.	(c)21,906	716
		28,711
New Zealand (0.0%)
Telecom Corp. of New Zealand Ltd.	(c)19,672	66
Norway (1.7%)
Acergy S.A.	(c)26,400	582
Aker Kvaerner ASA	37,660	993
DNB NOR ASA	24,024	364
Norsk Hydro ASA	55,145	780
Norske Skogindustrier ASA	(c)12,100	99
Ocean Rig ASA	(a)(c)13,600	98
Orkla ASA	52,500	1,011
Prosafe SE	(c)23,040	397
Renewable Energy Corp. A/S	(a)13,900	695
SeaDrill Ltd.	(a)47,400	1,141
StatoilHydro ASA	269,546	8,334
Tandberg ASA	14,060	290
Telenor ASA	(a)48,800	1,154
TGS Nopec Geophysical Co. ASA	(a)(c)26,200	356
Yara International ASA	(c)58,377	2,681
		18,975
Philippines (0.6%)
Ayala Corp.	50,300	680
Ayala Land, Inc.	3,746,651	1,294
Banco de Oro - EPCI, Inc.	309,055	449
Bank of the Philippine Islands	438,860	647
Globe Telecom, Inc.	10,400	395
Manila Electric Co.	176,500	349
Megaworld Corp.	3,479,000	316
Metropolitan Bank and Trust	153,200	202
Philippines Long Distance Telephone Co.	19,370	1,483
PNOC Energy Development Corp.	2,359,550	372
SM Investments Corp.	56,710	463
SM Prime Holdings, Inc.	1,431,000	352
		7,002

16	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Poland (0.6%)
Agora S.A.	5,609	$ 126
Bank BPH S.A.	1,394	59
Bank Pekao S.A.	23,721	2,168
Bank Zachodni WBK S.A.	3,886	393
Grupa Kety S.A.	163	10
KGHM Polska Miedz S.A.	19,397	826
Polski Koncern Naftowy Orlen	(a)45,510	951
Powszechna Kasa Oszczednosci Bank Polski S.A.	56,862	1,217
Prokom Software S.A.	1,723	93
Telekomunikacja Polska S.A.	105,261	959
		6,802
Portugal (0.2%)
Banco Comercial Portugues S.A. (Registered)	(c)121,871	517
Brisa — Auto Estradas de Portugal S.A.	(c)23,604	346
Energias de Portugal S.A.	24,260	158
Portugal Telecom SGPS S.A. (Registered)	44,891	583
PT Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A.	17,166	239
		1,843
Russia (1.8%)
LUKOIL ADR	(c)27,780	2,385
MMC Norilsk Nickel ADR	11,136	2,993
Mobile Telesystems OJSC ADR	15,600	1,588
Novolipetsk Steel OJSC GDR	11,500	456
OAO Gazprom ADR	74,960	4,221
OAO Gazprom ADR	16,337	920
OGK-5 Holding	298,628	52
Polyus Gold Co. ADR	(c)9,300	427
Sberbank GDR	(a)1,135	621
Severstal GDR	22,600	514
Surgutneftegaz ADR	(c)12,800	779
Surgutneftegaz ADR (Preference)	6,200	402
Tatneft GDR	5,900	708
TGK-5 Holding	9,856,375	9
Unified Energy System GDR	(a)7,250	942
Vimpel-Communications ADR	41,000	1,706
Wimm-Bill-Dann Foods OJSC ADR	5,600	734
		19,457
Singapore (2.1%)
Ascendas REIT	158,000	269
CapitaLand Ltd.	(c)193,000	830
CapitaMall Trust REIT	140,500	334
Chartered Semiconductor Manufacturing Ltd.	(a)(c)227,000	152
City Developments Ltd.	(c)85,719	835
ComfortDelgro Corp., Ltd.	304,477	383
Cosco Corp. Singapore Ltd.	132,000	519
Creative Technology Ltd.	(c)13,267	58
DBS Group Holdings Ltd.	171,612	2,432
Fraser & Neave, Ltd.	204,000	826
Hyflux Ltd.	(c)95,000	209
Jardine Cycle & Carriage Ltd.	27,034	403
K-REIT Asia	9,200	14
Keppel Corp. Ltd.	174,000	1,558
Keppel Land Ltd.	57,000	$ 287
Neptune Orient Lines Ltd.	(c)113,000	304
Olam International Ltd.	160,000	314
Oversea-Chinese Banking Corp.	387,712	2,237
Parkway Holdings Ltd.	100,000	272
Raffles Education Corp., Ltd.	26,431	56
SembCorp Industries Ltd.	133,183	532
SembCorp Marine Ltd.	126,000	351
Singapore Airlines Ltd.	84,000	1,005
Singapore Exchange Ltd.	(c)123,539	1,129
Singapore Land Ltd.	37,000	203
Singapore Post Ltd.	243,000	189
Singapore Press Holdings Ltd.	244,028	761
Singapore Technologies Engineering Ltd.	(c)214,296	555
Singapore Telecommunications Ltd.	1,127,015	3,093
United Overseas Bank Ltd.	178,389	2,469
UOL Group Ltd.	98,189	306
Venture Corp., Ltd.	41,444	363
		23,248
South Korea (0.5%)
Daelim Industrial Co.	(a)350	66
Daewoo Engineering & Construction Co., Ltd.	(a)2,534	66
Daewoo Securities Co., Ltd.	3,700	119
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	(a)1,650	91
GS Engineering & Construction Corp.	(a)640	105
Hana Financial Group, Inc.	1,570	85
Hyundai Development Co.	(a)870	85
Hyundai Engineering & Construction Co., Ltd.	(a)970	90
Hyundai Heavy Industries	(a)470	219
Hyundai Mipo Dockyard	(a)170	51
Hyundai Mobis	(a)630	58
Hyundai Motor Co.	(a)1,980	151
Hyundai Steel Co.	(a)720	60
Kookmin Bank	(a)3,450	254
Korea Electric Power Corp.	(a)3,230	136
Korea Exchange Bank	(a)7,990	123
KT Corp.	1,980	103
KT&G Corp.	(a)1,490	127
LG Chem Ltd.	(a)1,090	104
LG Electronics, Inc.	(a)1,110	117
LG.Philips LCD Co., Ltd.	(a)1,150	61
Lotte Shopping Co., Ltd.	(a)200	88
NHN Corp.	(a)565	134
POSCO	732	443
S-Oil Corp.	1,000	84
Samsung Corp.	(a)2,090	159
Samsung Electro-Mechanics Co., Ltd.	(a)1,060	55
Samsung Electronics Co., Ltd.	1,348	792
Samsung Electronics Co., Ltd. (Preference)	216	98
Samsung Engineering Co., Ltd.	(a)640	63
Samsung Fire & Marine Insurance Co., Ltd.	490	132
Samsung Heavy Industries Co., Ltd.	(a)2,580	109
Samsung Securities Co., Ltd.	1,620	154
Samsung Techwin Co., Ltd.	(a)960	42
Shinhan Financial Group Co., Ltd.	(a)3,930	225

The accompanying notes are an integral part of the financial statements.	17

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
South Korea (cont’d)
Shinsegae Co., Ltd.	(a)223	$ 172
SK Holdings Co., Ltd.	(a)280	59
SK Energy Co., Ltd.	(a)770	148
		5,228
Spain (2.8%)
Abertis Infraestructuras S.A.	(c)22,215	712
Acerinox S.A.	(c)13,440	328
Altadis S.A.	19,021	1,382
Antena 3 de Television S.A.	(c)6,882	105
Banco Bilbao Vizcaya Argentaria S.A.	134,005	3,291
Banco Popular Espanol S.A.	(c)37,309	630
Banco Santander S.A.	250,129	5,404
Cintra Concesiones de Infraestructuras de Transporte S.A.	10,671	160
Gamesa Corp. Tecnologica S.A.	12,793	592
Gas Natural SDG S.A.	(c)21,191	1,234
Iberdrola S.A.	124,444	1,884
Inditex S.A.	11,867	721
Indra Sistemas S.A.	3,324	89
Metrovacesa S.A.	1,164	139
Repsol YPF S.A.	55,394	1,975
Sociedad General de Aguas de Barcelona S.A., Class A	4,072	164
Telefonica S.A.	364,822	11,790
Union Fenosa S.A.	3,021	203
		30,803
Sweden (2.4%)
Alfa Laval AB	1,250	70
Assa Abloy AB, Class B	(c)20,477	407
Atlas Copco AB, Class A	217,296	3,208
Atlas Copco AB, Class B	24,594	332
Ssab Svenskt Stal AB, Class A	(c)12,150	326
Electrolux AB, Class B	(c)12,800	213
Eniro AB	7,721	69
Fabege AB	5,031	51
Getinge AB, Class B	(c)33,047	883
Hennes & Mauritz AB, Class B	20,050	1,212
Holmen AB, Class B	(c)3,400	125
Husqvarna AB, Class A	(c)3,839	45
Husqvarna AB, Class B	12,800	151
Modern Times Group AB, Class B	(c)3,337	233
Nordea Bank AB	189,644	3,146
Sandvik AB	214,090	3,639
Scania AB, Class B	26,400	624
Securitas Systems AB, Class B	(c)800	3
Securitas AB, Class B	(c)800	11
Securitas Direct AB, Class B	(a)800	3
Skandinaviska Enskilda Banken AB, Class A	31,616	800
Skanska AB, Class B	20,351	380
SKF AB, Class B	(c)19,264	323
Svenska Cellulosa AB, Class B	38,766	682
Svenska Handelsbanken, Class A	53,011	1,681
Swedish Match AB	33,083	787
Tele2 AB, Class B	9,624	191
Telefonaktiebolaget LM Ericsson, Class B	1,351,959	3,161
TeliaSonera AB	100,987	$ 939
Volvo AB, Class A	29,975	494
Volvo AB, Class B	145,025	2,404
Wihlborgs Fastigheter AB	1,320	23
		26,616
Switzerland (5.7%)
ABB Ltd. ADR	47,500	1,368
ABB Ltd. (Registered)	121,224	3,495
Ciba Specialty Chemicals AG (Registered)	3,932	181
Clariant AG (Registered)	(a)13,237	122
Compagnie Financiere Richemont S.A., Class A	73,421	5,009
Credit Suisse Group (Registered)	40,338	2,425
Geberit AG (Registered)	2,430	331
Givaudan S.A. (Registered)	412	396
Holcim Ltd. (Registered)	19,256	2,046
Kudelski S.A.	3,786	74
Kuehne & Nagel International AG (Registered)	1,755	167
Logitech International S.A. (Registered)	(a)16,843	612
Lonza Group AG (Registered)	2,230	268
Micronas Semiconductor Holding AG (Registered)	(a)2,362	23
Nestle S.A. (Registered)	32,318	14,809
Nobel Biocare Holding AG	5,853	1,548
Novartis AG (Registered)	131,617	7,170
OC Oerlikon Corp. AG (Registered)	(a)461	192
Roche Holding AG (Genusschein)	39,567	6,816
Schindler Holding AG	4,210	269
Straumann Holding AG	2,665	732
Sulzer AG (Registered)	39	57
Swatch Group AG	3,443	201
Swatch Group AG, Class B	8,636	2,589
Swiss Reinsurance (Registered)	31,714	2,225
Swisscom AG (Registered)	1,337	519
Syngenta AG (Registered)	13,347	3,387
Synthes, Inc.	12,406	1,533
UBS AG (Registered)	60,249	2,798
Zurich Financial Services AG (Registered)	3,391	998
		62,360
Thailand (0.1%)
Banpu Public Co., Ltd.	56,700	663
Turkey (1.4%)
Akbank T.A.S.	272,067	2,012
Aksigorta A.S.	45,067	265
Anadolu Efes Biracilik ve Malt Sanayii A.S.	62,863	745
Arcelik	35,471	246
Dogan Sirketler Grubu Holdings	(a)145,912	275
Dogan Yayin Holding	(a)67,770	273
Eregli Demir ve Celik Fabrikalari T.A.S.	106,473	933
Ford Otomotiv Sanayi A.S.	40,214	414
Haci Omer Sabanci Holding A.S.	128,900	708
KOC Holding A.S.	(a)111,653	603
Migros Turk T.A.S.	26,508	515
Tupras-Turkie Petrol Rafinerileri A.S.	33,576	979
Turk Sise ve Cam Fabrikalari A.S.	126,329	254
Turkcell Iletisim Hizmetleri A.S.	139,323	1,526

18	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
Turkey (cont’d)
Turkiye Garanti Bankasi A.S.	251,842	$2,247
Turkiye Is Bankasi, Class C	340,601	2,127
Turkiye Vakiflar Bankasi Tao, Class D	206,613	727
Yapi ve Kredi Bankasi A.S.	(a)170,749	599
		15,448
United Kingdom (18.0%)
3I Group plc	34,680	689
Aegis Group plc	45,188	104
Amec plc	15,693	260
Anglo American plc	125,180	7,586
ARM Holdings plc	97,286	238
Arriva plc	7,994	125
AstraZeneca plc	84,424	3,628
Aviva plc	216,574	2,877
BAE Systems plc	223,581	2,190
Balfour Beatty plc	33,319	327
Barclays plc	376,548	3,814
Barratt Developments plc	10,060	92
BBA Aviation plc	29,049	118
Berkeley Group Holdings plc	(a)4,737	128
BG Group plc	230,050	5,297
BHP Billiton plc	(c)201,134	6,195
Biffa plc	32,703	214
BP plc	1,258,197	15,387
British Airways plc	(a)38,150	233
British American Tobacco plc	118,943	4,684
British Land Co. plc REIT	23,539	439
British Sky Broadcasting plc	98,100	1,203
BT Group plc	576,332	3,110
Bunzl plc	27,898	391
Burberry Group plc	48,823	550
Cadbury Schweppes plc	122,237	1,524
Capita Group plc	7,802	109
Carnival plc	13,876	609
Centrica plc	184,716	1,313
Close Brothers Group plc	16,573	311
Cobham plc	78,283	324
Compass Group plc	167,416	1,021
CSR plc	(a)9,333	111
Daily Mail & General Trust, Class A	17,441	171
Diageo plc	226,477	4,848
DSG International plc	77,930	152
Electrocomponents plc	52,439	216
Emap plc	12,142	221
Enterprise Inns plc	56,558	545
Experian Group Ltd.	33,018	262
Fiberweb plc	17,302	13
Firstgroup plc	26,030	420
FKI plc	7,577	9
Friends Provident plc	165,978	537
Galiform plc	(a)6,439	12
GKN plc	27,325	152
GlaxoSmithKline plc	317,025	8,045
Group 4 Securicor plc	13,896	67
Hammerson plc REIT	12,932	263
Hays plc	19,415	$44
HBOS plc	235,429	3,414
Home Retail Group plc	33,004	212
HSBC Holdings plc	598,012	10,031
ICAP plc	4,863	70
IMI plc	30,958	240
Imperial Tobacco Group plc	54,520	2,968
Intercontinental Hotels Group plc	27,651	483
International Personal Finance plc	3,113	12
International Power plc	17,046	153
Invensys plc	(a)13,017	58
ITV plc	338,573	572
J. Sainsbury plc	82,787	697
Johnson Matthey plc	27,266	1,015
Kelda Group plc	28,714	618
Kesa Electricals plc	11,073	51
Kingfisher plc	47,091	136
Ladbrokes plc	45,479	290
Land Securities Group plc REIT	21,050	626
Legal & General Group plc	558,854	1,446
Liberty International plc REIT	11,276	240
Lloyds TSB Group plc	397,316	3,705
LogicaCMG plc	68,948	161
London Stock Exchange plc	2,799	110
Man Group plc	113,077	1,301
Marks & Spencer Group plc	67,228	745
Meggitt plc	35,372	233
Misys plc	35,640	130
Mitchells & Butlers plc	37,375	313
Mondi Ltd.	15,516	148
Mondi plc	38,791	325
National Express Group plc	8,059	197
National Grid plc	208,740	3,451
Next plc	10,558	339
Pearson plc	44,419	645
Persimmon plc	11,329	180
Provident Financial plc	1,556	26
Prudential plc	159,993	2,249
Punch Taverns plc	20,050	303
Reckitt Benckiser Group plc	68,984	3,985
Reed Elsevier plc	70,114	943
Rentokil Initial plc	22,066	53
Resolution plc	2,420	34
Reuters Group plc	82,342	1,039
Rexam plc	35,525	294
Rio Tinto plc	93,712	9,818
Rolls-Royce Group plc	(a)119,190	1,288
Rolls-Royce Group plc, Class B	4,816,671	11
Royal Bank of Scotland Group plc	581,112	5,224
Royal Dutch Shell plc, Class A	256,322	10,798
Royal Dutch Shell plc, Class B	179,108	7,491
SABMiller plc	74,348	2,092
Sage Group plc	116,443	530
Schroders plc	4,749	122
Scottish & Newcastle plc	16,660	245
Scottish & Southern Energy plc	65,754	2,136

The accompanying notes are an integral part of the financial statements.	19

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Segro plc REIT	17,100	$ 159
Serco Group plc	5,648	52
Severn Trent plc	21,832	660
Signet Group plc	62,585	86
Smith & Nephew plc	149,103	1,714
Smiths Group plc	25,847	518
Stagecoach Group plc	20,194	113
Tate & Lyle plc	42,628	374
Taylor Wimpey plc	47,484	190
Tesco plc	465,421	4,395
TI Automotive Ltd., Class A	(a)(d)(l)1,505	—
Tomkins plc	66,611	235
Unilever plc	80,414	3,016
United Business Media plc	14,172	182
United Utilities plc	15,318	229
Vodafone Group plc	3,578,860	13,338
Whitbread plc	15,655	434
William Hill plc	32,757	340
Wolseley plc	39,504	579
WPP Group plc	134,008	1,716
Xstrata plc	62,671	4,413
Yell Group plc	35,425	281
		198,198
Total Common Stocks (Cost $744,823)		998,937

	No. of
	Rights
Right (0.0%)
Japan (0.0%)
Dowa Mining Co., Ltd., expiring 1/29/10 (Cost $@—)	(a)49,000	@—

	Face
	Amount
	(000)
Short-Term Investments (16.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities (9.7%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)3,187	3,187
Bancaja,
5.35%, 8/12/08	1,593	1,593
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)1,593	1,593
BASF AG,
5.18%, 8/19/08	(h)1,593	1,593
BNP Paribas plc,
4.90%, 5/19/08	(h)3,187	3,187
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)6,372	6,372
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)3,187	3,187
CC USA, Inc.,
3.89%, 1/28/08	(h)1,593	1,593
CIT Group Holdings,
5.23%, 6/18/08	$ (h)5,736	$ 5,736
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	21,722	21,722
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)3,187	3,187
First Tennessee Bank,
5.05%, 8/15/08	(h)1,593	1,593
5.06%, 8/15/08	(h)6,373	6,373
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)2,995	2,995
5.10%, 9/12/08	(h)1,593	1,593
HSBC Finance Corp.,
5.26%, 8/5/08	(h)1,593	1,593
IBM Corp.,
5.27%, 9/8/08	(h)6,373	6,373
Lehman Brothers, Inc.,
4.49%, 1/2/08	2,717	2,717
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)3,187	3,187
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)4,780	4,780
National Bank of Canada,
5.21%, 4/2/08	(h)6,372	6,372
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)6,372	6,372
Nationwide Building Society,
4.92%, 7/28/08	(h)3,696	3,696
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)3,505	3,505
5.26%, 8/8/08	(h)2,231	2,231
		106,330

	Shares
Investment Company (6.5%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(o)71,487,516	71,488
Total Short-Term Investments (Cost $177,818)		177,818
Total Investments (107.1%) (Cost $922,641) — including $101,774 of Securities Loaned		(v)1,176,755
Liabilities in Excess of Other Assets (-7.1%)		(77,735)
Net Assets (100%)		$1,099,020

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2007.
(d)	Securities were valued at fair value — At December 31, 2007, the Portfolio held approximately $317,000 of fair valued securities, representing less than 0.05% of net assets.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(l)	Security has been deemed illiquid at December 31, 2007.

20	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of the investments, $986,524,000 and 83.8%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
RNC	Non-Convertible Savings Shares
@	Value is less than $500.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	72	$105	1/2/08	USD	105	$105	$ @—
EUR	191	279	1/2/08	USD	279	279	@—
EUR	448	655	1/3/08	USD	655	655	@—
EUR	2,544	3,723	3/13/08	USD	3,743	3,743	20
EUR	7,089	10,371	3/13/08	USD	10,425	10,425	54
GBP	38	76	1/2/08	USD	76	76	@—
GBP	13	25	3/13/08	USD	26	26	1
GBP	2,285	4,541	3/13/08	USD	4,645	4,645	104
GBP	1,221	2,426	3/13/08	USD	2,483	2,483	57
HKD	81	10	1/2/08	USD	10	10	@—
HKD	254,210	32,688	3/13/08	USD	32,712	32,712	24
JPY	8,324,831	75,091	3/13/08	USD	75,204	75,204	113
JPY	394,749	3,561	3/13/08	USD	3,568	3,568	7
JPY	742,833	6,700	3/13/08	USD	6,716	6,716	16
JPY	1,706,290	15,391	3/13/08	USD	15,040	15,040	(351)
SEK	4,258	659	3/13/08	USD	665	665	6
SGD	12	8	1/2/08	USD	8	8	@—
USD	24,212	24,212	3/13/08	AUD	27,420	23,975	(237)
USD	10,456	10,456	3/13/08	EUR	7,108	10,400	(56)
USD	14,896	14,896	3/13/08	EUR	10,126	14,815	(81)
USD	15,077	15,077	3/13/08	EUR	10,247	14,992	(85)
USD	19,474	19,474	3/13/08	EUR	13,245	19,379	(95)
USD	6,735	6,735	3/13/08	EUR	4,579	6,699	(36)
USD	40,107	40,107	3/13/08	EUR	27,815	40,695	588
USD	5,954	5,954	3/13/08	EUR	4,047	5,920	(34)
USD	1,128	1,128	3/13/08	GBP	555	1,103	(25)
USD	16,634	16,634	3/13/08	GBP	8,186	16,265	(369)
USD	3,333	3,333	3/13/08	GBP	1,640	3,258	(75)
USD	3,065	3,065	3/13/08	HKD	23,820	3,063	(2)
USD	24,685	24,685	3/13/08	JPY	2,733,098	24,653	(32)
USD	10,827	10,827	3/13/08	JPY	1,197,280	10,799	(28)
USD	27,366	27,366	3/13/08	JPY	3,028,464	27,317	(49)
USD	309	309	3/13/08	JPY	34,157	308	(1)
USD	12,339	12,339	3/13/08	JPY	1,364,559	12,309	(30)
USD	2,536	2,536	3/13/08	JPY	284,758	2,568	32
USD	1,441	1,441	3/13/08	SEK	9,225	1,428	(13)
		$ 396,883				$ 396,306	$ (577)

AUD	—	Australian Dollar
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.	21

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Active International Allocation Portfolio

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
SPI 200		$19,090	Mar-08	$ 475
(Australia)	137
CAC 40 Index
(France)	108	8,875	Jan-08	153
DAX Index
(Germany)	116	34,532	Mar-08	520
Hang Seng Index
(Hong Kong)	115	20,582	Jan-08	(227)
MSCI Index
(Singapore)	65	3,841	Jan-08	17
MSCI Index
(Taiwan)	300	10,005	Jan-08	430
Short:
TOPIX Index
(Japan)	87	11,448	Mar-08	787
				$2,155

22	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Emerging Markets Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

		Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio – Class A (4)	41.56%	38.26%	15.44%	13.58%
MSCI Emerging Markets Net Index	39.39	37.02	14.30	12.35
Lipper Emerging Markets Funds Index	36.26	36.33	13.98	—

Portfolio – Class B (5)	41.20	37.88	15.13	13.32
MSCI Emerging Markets Net Index	39.39	37.02	14.30	11.12
Lipper Emerging Markets Funds Index	36.26	36.33	13.98	11.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index consists of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. This series approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on September 25, 1992
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries. Foreign investing involves certain risks, including

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Emerging Markets Portfolio

currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relative higher degree of volatility.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 41.56%, net of fees, for the Class A shares and 41.20%, net of fees, for the Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the “Index”) which returned 39.39%.

Factors Affecting Performance

•      Emerging markets equities posted their fifth consecutive calendar year of double-digit returns in 2007. The Index returned 39.4% for the year, following returns of 32.2% in 2006, 34% in 2005, 25.6% in 2004 and 55.8% in 2003. Moreover, the emerging markets continued their outperformance over the developed markets for the seventh consecutive year. In 2007, the emerging markets beat the S&P 500® Index by 33 percentage points and developed international markets (as measured by the MSCI Europe, Australasia and Far East Index) by 28 percentage points.

•      The strong year of performance occurred despite an increase in global risk aversion and two sharp sell-offs in February and August. Throughout the year, growing concern over a U.S. credit crisis and increased risk aversion continued to cause volatility in the markets. Argentina, down 4.0%, was the only country in the Index to post a negative return for the year. Latin America, up 50.4%, was the best performing region as Peru (+94.4%), Brazil (+79.5%), Chile (+23.1%), Colombia (+ 15.0%) and Mexico (+12.2%) all posted double-digit returns. Asia was up 41.1%, led by India (+73.1%), China (+66.2%) and Indonesia (+54.2%). All markets were also positive in the Emerging Europe, Middle East and Africa region, up 28.5%. The top performer in the region was Turkey (+74.1%), followed by Egypt (+58.4%), the Czech Republic (+55.3%), Morocco (+47.7%) and Israel (+39.2).

•      Overall, country allocation and stock selection contributed favorably to performance. Stock selection in China and Russia were the strongest contributors to performance. Other significant contributors included stock selection in South Africa, Morocco and Korea. An underweight allocation to Taiwan and an overweight allocation to China and Turkey also helped performance.

•      Conversely, an overweight allocation to Mexico and stock selection in the country hurt performance. Stock selection in Brazil, Egypt and the Czech Republic also detracted from performance.

Management Strategies

•      During the year, we shifted from an overweight to an underweight allocation to the Latin America region, owing to reduced positions in Mexico and Brazil. In Mexico, we sold our entire position in the media sector given changes in the regulatory environment. The government introduced several laws that may hurt the competitiveness and earnings growth potential of media companies. While we remain positive on the long-term outlook for Brazil, as its equity market has been a strong performer, it faces some short-term risks. In our view, the chief risk could come from an inflation outlook that could potentially halt interest rate reductions.

•      We reduced the Portfolio’s underweight in the Asia region by adding to Korea and China. We maintain our conviction that the robust economic growth, productivity gains, improving corporate governance and positive company earnings revisions in China support allocation to the country in a long-term portfolio. In Korea, we expect economic growth to reaccelerate going into 2008. Exports and investments remain the pillars of strength there, while we also believe momentum in local consumption is likely to materialize.

•      The Portfolio’s overweight allocations are in India, China, Poland, Turkey and Russia, and we remain underweight Taiwan, South Korea, Israel and Malaysia.

•      Even with the credit difficulties and consumer slowdown in the U.S., we remain positive on the long-term economic outlook for emerging markets, as their base of growth is becoming more solidly supported by local consumer expansion and increased investment and government infrastructure spending. According to JP Morgan research, emerging market economies in the five-year period through 2007 will account for nearly half of the incremental growth in global gross domestic product versus the U.S. contribution of just 16.7% in the same period.

•      Overall, earnings growth is weakening globally, but in our view remains relatively strong in many emerging markets. That said, inflation is beginning to climb in

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Emerging Markets Portfolio

certain emerging market economies, as energy costs, higher food prices and rising domestic demand place upward pressure on overall inflation. In this environment, we believe the key to maintaining outperformance is to make strong country allocation decisions and to select companies with long-term growth potential that tend to do best in the latter stages of a bull market. Broadly speaking, we believe emerging markets should continue to advance, but more volatility is likely. Risks to emerging market equities include a resurgence of sustained inflation—particularly in China—a recession in the U.S., a sharp fall in commodities prices or a major rise in risk aversion.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$1,206.40	$7.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.50	6.77

Class B
Actual	1,000.00	1,204.80	8.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.24	8.03

*

Expenses are equal to Class A and Class B annualized net expense ratios of 1.33% and 1.58%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Emerging Markets Portfolio

		Value
	Shares	(000)
Common Stocks (98.0%)
Argentina (0.8%)
Tenaris S.A. ADR	(c)658,738	$29,465
Austria (0.7%)
Raiffeisen International Bank Holding AG	(c)166,764	25,126
Brazil (12.5%)
All America Latina Logistica S.A.	1,203,952	15,422
Banco do Brasil S.A.	985,304	16,610
Banco Itau Holding Financeira S.A. (Preference)	688,664	17,839
Banco Itau Holding Financeira S.A. ADR	(c)659,999	17,068
Banco Nacional S.A. (Preference)	(a)(d)(l)295,998,880	—
Cia Energetica de Sao Paulo, Class B (Preference)	(a)339,058	8,163
Cia Siderurgica Nacional S.A.	279,470	25,040
CVRD ADR	(c)4,182,919	117,038
CVRD, Class A (Preference)	56,084	1,572
Cyrela Brazil Realty S.A.	1,282,373	17,156
Gerdau S.A. ADR	(c)235,772	6,840
Gerdau S.A. (Preference)	329,650	9,555
Investimentos Itau S.A. (Preference)	1,650,022	10,769
NET Servicos de Comunicacao S.A. (Preference)	(a)1,058,372	12,685
Petroleo Brasileiro S.A. ADR	(c)775,877	74,655
Petroleo Brasileiro S.A. ADR	130,015	14,983
Petroleo Brasileiro S.A. (Preference)	509,136	24,600
Unibanco - Uniao de Bancos Brasileiros S.A.	377,442	5,266
Unibanco - Uniao de Bancos Brasileiros S.A. GDR	296,287	41,373
Usinas Siderurgicas de Minas Gerais S.A., Class A (Preference)	1	@—
		436,634
China/Hong Kong (17.9%)
Bank of China Ltd., Class H	(c)60,237,000	28,700
Belle International Holdings Ltd.	1,324,000	1,985
BYD Electronic International Co., Ltd.	(a)7,157,500	13,861
China Coal Energy Co.	18,765,000	57,653
China Communications Construction Co. Ltd., Class H	(c)11,108,000	28,645
China Construction Bank Corp., Class H	(c)69,680,000	58,443
China COSCO Holdings Co., Ltd., Class H	(c)12,937,500	35,301
China Mobile Ltd.	(c)5,989,500	103,794
China Overseas Land & Investment Ltd.	1,688,000	3,461
China Petroleum & Chemical Corp., Class H	29,410,000	43,742
China Resources Power Holdings Co.	7,599,000	25,799
COSCO Pacific Ltd.	(c)5,662,000	14,958
Datang International Power Generation Co., Ltd., Class H	(c)9,852,000	8,622
Dongfeng Motor Group Co., Ltd., Class H	(c)31,091,000	$21,699
GOME Electrical Appliances Holdings Ltd.	(c)15,365,000	38,862
Harbin Power Equipment, Class H	10,294,000	32,680
Industrial & Commercial Bank of China, Class H	(c)61,982,000	44,057
Maanshan Iron & Steel, Class H	(c)25,131,000	16,364
Ping An Insurance Group Co. of China Ltd., Class H	(c)2,422,000	25,693
Shanghai Industrial Holdings Ltd.	(c)4,775,000	20,588
Sino-Ocean Land Holdings Ltd.	(a)382,000	468
		625,375
Czech Republic (1.2%)
Central European Media Enterprises Ltd.	(a)(c)255,800	29,668
Komercni Banka A/S	57,400	13,796
		43,464
Egypt (0.7%)
El Sewedy Cables Holding Co.	(a)1,053,592	22,639
India (10.5%)
Aban Offshore Ltd.	149,100	18,699
ABB Ltd. India	670,410	25,648
Axis Bank Ltd.	1,107,400	27,216
Bharat Heavy Electricals Ltd.	469,790	30,682
Bharti Airtel Ltd.	(a)673,773	16,935
Deccan Chronicle Holdings Ltd.	2,099,120	11,566
Glenmark Pharmaceuticals Ltd.	1,259,400	19,013
GVK Power & Infrastructure Ltd.	(a)553,344	11,204
HCL Technologies Ltd.	1,425,900	11,888
HDFC Bank Ltd.	552,900	24,115
HDFC Bank Ltd. ADR	166,800	21,759
Housing Development Finance Corp.	209,000	15,121
India Cements Ltd.	1,140,692	8,948
Infosys Technologies Ltd.	407,772	18,209
Maruti Suzuki India Ltd.	501,500	12,575
Praj Industries Ltd.	1,116,500	6,791
Reliance Communications Ltd.	760,500	14,345
Reliance Industries Ltd.	589,700	43,089
Steel Authority of India Ltd.	1,552,500	11,141
Television Eighteen India Ltd.	(d)335,100	4,706
Zee Entertainment Enterprises Ltd.	1,576,000	13,048
		366,698
Indonesia (3.6%)
Astra International Tbk PT	6,492,000	18,690
Bank Central Asia Tbk PT	15,423,500	11,868
Bank Mandiri Persero Tbk PT	11,645,500	4,293
Bank Rakyat Indonesia	14,337,500	11,187
Bumi Resources Tbk PT	53,764,500	33,928
International Nickel Indonesia Tbk PT	1,577,000	16,044
Tambang Batubara Bukit Asam Tbk PT	7,723,500	9,766
Telekomunikasi Indonesia Tbk PT	17,873,000	19,327
		125,103

26	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Luxembourg (0.6%)
Millicom International Cellular S.A.	(a)162,803	$19,201
Malaysia (0.5%)
Hap Seng Plantations Holdings Bhd	(a)549,000	528
IOI Corp. Bhd	7,825,150	18,179
		18,707
Mexico (4.9%)
America Movil S.A.B. de C.V., Class L ADR	1,351,962	82,997
Corp. GEO S.A.B. de C.V.	(a)(c)2,675,314	7,697
Empresas ICA S.A.B. de C.V.	(a)(c)1,303,400	8,597
Grupo Financiero Banorte S.A.B. de C.V., Class O	5,628,800	23,259
Grupo Mexico S.A.B. de C.V., Class B	1,380,100	8,674
Urbi Desarrollos Urbanos S.A. de C.V	(a)2,727,600	9,422
Wal-Mart de Mexico S.A.B. de C.V. ADR	(c)303,243	10,572
Wal-Mart de Mexico S.A.B. de C.V., Series V	(c)6,117,538	21,327
		172,545
Oman (0.9%)
Bank Muscat SAOG	4,136,032	20,627
Bank Muscat SAOG GDR (Registered)	453,854	10,098
		30,725
Philippines (0.7%)
Ayala Corp.	562,332	7,605
Philippines Long Distance Telephone Co.	98,530	7,544
PNOC Energy Development Corp.	54,721,500	8,621
		23,770
Poland (3.5%)
Bank Handlowy w Warszawie S.A.	245,743	9,908
Bank Millennium S.A.	4,172,252	19,535
Bank Pekao S.A.	328,220	30,001
Bank Zachodni WBK S.A.	162,215	16,414
Budimex S.A.	(a)139,357	5,187
Getin Holding S.A.	(a)517,640	3,053
PBG S.A.	(a)31,821	3,938
Polimex Mostostal S.A.	1,763	6,071
Polski Koncern Naftowy Orlen	(a)283,000	5,915
TVN S.A.	2,285,484	23,147
		123,169
Qatar (0.5%)
Commercial Bank of Qatar	365,793	18,588
Russia (13.0%)
Alliance Cellulose Ltd.	(a)(d)(l)592,359	—
CTC Media, Inc.	(a)(c)953,078	28,783
Eurasia Drilling Co., Ltd. GDR	(a)(e)650,153	17,717
Evraz Group S.A. GDR	291,963	22,614
Mechel ADR	(c)259,761	25,233
Mobile Telesystems OJSC ADR	(c)326,732	33,258
OAO Gazprom ADR	1,015,000	57,156
OAO Gazprom ADR	(c)1,680,287	94,620
Sberbank	11,429,548	47,408
Sberbank GDR	(a)48,533	$26,548
Severstal GDR	830,667	18,881
TMK OAO GDR	(c)(e)418,338	18,793
TMK OAO GDR (Registered)	(c)87,355	3,924
Vimpel-Communications ADR	(c)930,423	38,706
Wimm-Bill-Dann Foods OJSC ADR	(c)158,437	20,762
		454,403
South Africa (5.3%)
Allied Electronics Corp., Ltd. (Preference)	(a)(c)1,419,524	8,931
Barloworld Ltd.	462,254	7,279
Freeworld Coatings Ltd.	(a)462,254	714
Group Five Ltd.	1,810,600	14,557
Kumba Resources Ltd.	1,315,900	19,842
Mittal Steel South Africa Ltd.	1,333,426	26,615
MTN Group Ltd.	3,719,752	69,669
Murray & Roberts Holdings Ltd.	1,541,736	22,973
Raubex Group Ltd.	1,999,000	13,893
Standard Bank Group Ltd.	74,100	1,084
		185,557
South Korea (11.6%)
Amorepacific Corp.	(a)11,236	8,465
Cheil Communications, Inc.	(a)39,455	11,868
Cheil Industries, Inc.	(a)152,317	8,397
Doosan Infracore Co., Ltd.	(a)286,153	8,993
GS Engineering & Construction Corp.	(a)105,904	17,365
Hite Brewery Co., Ltd.	(a)74,318	11,280
Hyundai Heavy Industries	(a)65,269	30,374
Hyundai Mipo Dockyard	(a)64,972	19,647
Hyundai Motor Co.	(a)268,720	20,481
Korean Air Lines Co., Ltd.	(a)151,892	12,279
LG Chem Ltd.	(a)164,160	15,647
LG Electronics, Inc.	(a)201,669	21,239
LG Philips LCD Co. Ltd.	(a)550,545	29,124
NHN Corp.	(a)109,161	25,879
Orion Corp.	(a)23,314	6,185
POSCO	27,130	16,420
Samsung Electronics Co., Ltd.	43,141	25,357
Samsung Electronics Co., Ltd. (Preference)	38,506	17,462
Samsung Fire & Marine Insurance Co., Ltd.	72,400	19,519
Shinhan Financial Group Co., Ltd.	(a)409,004	23,467
SK Energy Co., Ltd.	(a)51,670	9,939
SSCP Co., Ltd.	(a)275,813	9,260
STX Pan Ocean Co., Ltd.	(a)(c)8,309,000	20,751
Woongjin Coway Co., Ltd.	(a)565,042	18,204
		407,602
Taiwan (5.0%)
Asustek Computer, Inc.	4,980,494	14,850
AU Optronics Corp.	27,279,481	52,703
Epistar Corp.	3,075,000	13,094
Formosa Plastics Corp.	9,956,000	27,801
Foxconn Technology Co., Ltd.	1,728,400	13,945

The accompanying notes are an integral part of the financial statements.	27

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

		Value
	Shares	(000)
Taiwan (cont’d)
InnoLux Display Corp.	1,740,000	$5,835
InnoLux Display Corp. GDR	(a)784,588	5,335
MediaTek, Inc.	150,905	1,942
Siliconware Precision Industries Co.	4,570,000	8,133
Taiwan Cement Corp.	11,200,000	15,385
Tripod Technology Corp.	508,315	1,824
TXC Corp.	1,033,757	1,807
Yang Ming Marine Transport Corp.	17,901,402	13,740
		176,394
Turkey (3.6%)
Akcansa Cimento A/S	978,945	5,922
Aksigorta A/S	1,645,543	9,661
KOC Holding A/S	(a)1,496,678	8,080
Tekfen Holding A/S	(a)752,000	4,138
Turkcell Iletisim Hizmet A/S	2,394,175	26,229
Turkcell Iletisim Hizmet A/S ADR	42,500	1,172
Turkiye Garanti Bankasi A/S	3,308,186	29,513
Turkiye Halk Bankasi A/S	(a)1,307,560	13,560
Turkiye Is Bankasi, Class A	850,647	5,311
Yapi ve Kredi Bankasi A/S	(a)6,261,904	21,967
		125,553
Total Common Stocks (Cost $2,373,561)		3,430,718
Investment Company (0.8%)
India (0.8%)
Morgan Stanley Growth Fund
(Cost $3,415)	(a)(o)17,282,900	28,374
	Face Amount (000)
Short-Term Investments (8.5%)
Short-Term Debt Securities held as Collateral on Loaned Securities (7.5%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)7,895	7,895
Bancaja,
5.35%, 8/12/08	3,947	3,947
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)3,947	3,947
BASF AG,
5.18%, 8/19/08	(h)3,947	3,947
BNP Paribas plc,
4.90%, 5/19/08	(h)7,895	7,895
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)15,790	15,790
Canadian Imperial Bank of
Commerce, New York,
4.42%, 7/28/08	(h)7,895	7,895
CC USA, Inc.,
3.89%, 1/28/08	(h)3,946	3,946
CIT Group Holdings,
5.23%, 6/18/08	(h)14,211	14,211
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	53,818	53,818
Credit Suisse First Boston, New York,
4.32%, 3/14/08	$ (h)7,895	$7,895
First Tennessee Bank,
5.05%, 8/15/08	(h)3,947	3,947
5.06%, 8/15/08	(h)15,789	15,789
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)7,421	7,421
5.10%, 9/12/08	(h)3,947	3,947
HSBC Finance Corp.,
5.26%, 8/5/08	(h)3,947	3,947
IBM Corp.,
5.27%, 9/8/08	(h)15,790	15,790
Lehman Brothers, Inc.,
4.49%, 1/2/08	6,733	6,733
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)7,895	7,895
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)11,842	11,842
National Bank of Canada,
5.21%, 4/2/08	(h)15,788	15,788
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)15,790	15,790
Nationwide Building Society,
4.92%, 7/28/08	(h)9,158	9,158
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)8,684	8,684
5.26%, 8/8/08	(h)5,526	5,526
		263,443
	Shares
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(o)35,567,570	35,567
Total Short-Term Investments (Cost $299,010)		299,010
Total Investments (107.3%) (Cost $2,675,986) — including $252,057 of Securities Loaned		(v) 3,758,102
Liabilities in Excess of Other Assets (-7.3%)		(255,138)
Net Assets (100%)		$3,502,964

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2007.
(d)	Securities were valued at fair value — At December 31, 2007, the Portfolio held approximately $4,706,000 of fair valued securities, representing 0.1% of net assets.
(e)	144A Security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(l)	Security has been deemed illiquid at December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Growth Fund and Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

28	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Portfolio

(v)

The approximate market value and percentage of the investments, $2,766,583,000 and 73.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
BRL	5,451	$ 3,062	1/2/08	USD	3,049	$ 3,049	$ (13)
BRL	339	190	1/3/08	USD	191	191	1
HKD	723	93	1/2/08	USD	93	93	@—
HKD	687	88	1/3/08	USD	88	88	@—
MXN	3,127	286	1/2/08	USD	287	287	1
MXN	5,182	475	1/3/08	USD	475	475	@—
PLN	2,215	900	1/2/08	USD	896	896	(4)
PLN	581	237	1/3/08	USD	238	238	1
TRY	810	691	1/2/08	USD	690	690	(1)
USD	333	333	1/3/08	SGD	482	334	1
USD	361	361	1/3/08	TRY	422	360	(1)
USD	281	281	1/3/08	ZAR	1,958	287	6
USD	251	251	1/8/08	ZAR	1,720	252	1
ZAR	20,729	3,033	1/2/08	USD	2,944	2,944	(89)
ZAR	5,937	869	1/3/08	USD	850	850	(19)
ZAR	9,721	1,422	1/4/08	USD	1,412	1,412	(10)
ZAR	7,755	1,134	1/7/08	USD	1,134	1,134	@—
		$13,706				$13,580	$(126)

BRL	—	Brazilian Real
HKD	—	Hong Kong Dollar
MXN	—	Mexican Peso
PLN	—	Polish Zloty
SGD	—	Singapore Dollar
TRY	—	Turkish Lira
USD	—	United States Dollar
ZAR	—	South African Rand

The accompanying notes are an integral part of the financial statements.	29

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Global Franchise Portfolio

*	Minimum Investment
**	Commenced operations on November 28, 2001

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Since
	Year	Years	Inception(5)

Portfolio – Class A (4)	9.58%	16.76%	15.92%
MSCI World Index	9.04	16.96	9.97
Lipper Global Multi-Cap Core Funds Index	8.20	16.43	10.34

Portfolio – Class B (4)	9.26	16.46	15.59
MSCI World Index	9.04	16.96	9.97
Lipper Global Multi-Cap Core Funds Index	8.20	16.43	10.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Global Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on November 28, 2001
(5)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Global Franchise Portfolio (the “Portfolio”) seeks longterm capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential. This Portfolio’s concentration of its assets in a smaller number of companies may subject it to greater investment risk than a portfolio with a larger number

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Franchise Portfolio

of companies. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.58%, net of fees, for the Class A shares and 9.26%, net of fees, for the Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 9.04%.

Factors Affecting Performance

•

The Index was driven by strong performance in the materials, energy and telecommunication services sectors. Over the same period, the three worst performing sectors in the Index were financials, consumer discretionary and health care. Of these, our investment philosophy prevents us from owning companies within the energy and telecommunication services sectors, and most of the companies within the materials and financials sector.

•

In all market environments, we pursue a strategy that is driven by finding companies of exceptional quality at compelling value. We manage a concentrated portfolio, as only a relatively small number of companies meet our stringent quality and valuation criteria. Because of this concentration, and the fact that we do not use benchmarks as a portfolio construction tool, our strategy has a low correlation to the Index. As a result, the Portfolio’s short-term performance does not follow that of the markets.

•

The three stocks that contributed the most to absolute performance were British American Tobacco, Imperial Tobacco and Cadbury Schweppes. The stocks that detracted most from absolute returns were C&C Group, Harley-Davidson and Experian Group.

Management Strategies

•

During the year we have initiated positions in six new stocks: C&C Group, Career Education, Experian, Moody’s, Numico and Weight Watchers; and sold out of Altadis, Danone, GCap Media, The New York Times, Numico, SMG and Torstar.

•

We continue to seek investment opportunities in companies with strong business franchises protected by a dominant intangible asset. Additionally, we demand sound management, substantial free cash flow and growth potential. We invest in these high quality companies only when we can identify compelling value as measured by a current free cash flow yield in excess of the risk-free bond yield. We seek to deliver attractive returns while minimizing business and valuation risk. Our goal is for the Portfolio to outperform broadly-based benchmarks over the long term with less than average volatility.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5%

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Franchise Portfolio

hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$1,003.20	$5.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.19

Class B
Actual	1,000.00	1,001.10	6.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.75	6.51

*

Expenses are equal to Class A and Class B annualized net expense ratios of 1.02% and 1.28%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.7%)
Finland (3.6%)
Kone Oyj, Class B	59,684	$ 4,148
France (5.6%)
Pernod-Ricard S.A.	14,216	3,274
Sanofi-Aventis S.A.	35,499	3,245
		6,519
Ireland (1.8%)
C&C Group plc	352,455	2,106
Japan (2.5%)
Kao Corp.	96,000	2,889
Netherlands (8.4%)
Reed Elsevier N.V.	242,204	4,805
Wolters Kluwer N.V.	153,002	4,999
		9,804
Sweden (4.4%)
Swedish Match AB	217,667	5,179
Switzerland (5.0%)
Nestle S.A. (Registered)	7,136	3,270
Novartis AG (Registered)	46,100	2,511
		5,781
United Kingdom (39.7%)
British American Tobacco plc	278,261	10,957
Cadbury Schweppes plc	453,542	5,654
Diageo plc	135,303	2,896
Experian Group Ltd.	358,029	2,845
GlaxoSmithKline plc	123,015	3,122
Imperial Tobacco Group plc	134,407	7,318
Reckitt Benckiser plc	97,614	5,639
Unilever plc	116,971	4,387
WPP Group plc	267,391	3,423
		46,241
United States (26.7%)
Altria Group, Inc.	74,298	5,615
Brown-Forman Corp., Class B	36,474	2,703
Career Education Corp.	(a)82,155	2,065
Fortune Brands, Inc.	42,817	3,098
Harley-Davidson, Inc.	48,622	2,271
Kellogg Co.	58,125	3,047
Kimberly-Clark Corp.	36,988	2,565
Moody’s Corp.	46,571	1,663
Pfizer, Inc.	136,333	3,099
Scotts Miracle-Gro Co. (The), Class A	61,251	2,292
Weight Watchers International, Inc.	60,370	2,728
		31,146
Total Common Stocks (Cost $86,750)		113,813

Short-Term Investment (2.0%)
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class (Cost $2,268)	(o)2,268,328	$ 2,268
Total Investments (99.7%) (Cost $89,018)		(v) 116,081
Other Assets in Excess of Liabilities (0.3%)		381
Net Assets (100%)		$116,462

(a)	Non-income producing security.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.
(v)

The approximate market value and percentage of the investments, $82,666,000 and 71.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Gain (Loss) (000)
GBP	10,650	$21,187	1/24/08	USD	21,571	$21,571	$ 384

GBP — British Pound

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.	33

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Global Real Estate Portfolio

*	Minimum Investment
**	Commenced operations on August 30, 2006

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the FTSE EPRA/NAREIT Global Real Estate Net Index(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Real Estate Funds Index(3)

	Total Returns(4)
	Average Annual
	One	Since
	Year	Inception (6)

Portfolio – Class A (5)	(7.87)%	5.91%
FTSE EPRA/NAREIT Global Real Estate Net Index	(7.06)	6.48
MSCI World Index	9.04	14.31
Lipper Real Estate Funds Index	(13.50)	(2.64)

Portfolio – Class B (5)	(8.15)	5.60
FTSE EPRA/NAREIT Global Real Estate Net Index	(7.06)	6.48
MSCI World Index	9.04	14.31
Lipper Real Estate Funds Index	(13.50)	(2.64)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The FTSE EPRA/NAREIT Global Real Estate Net Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. “Net dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)	Commenced operations on August 30, 2006

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Real Estate Portfolio

(6)

For comparative purposes, cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Global Real Estate Portfolio (the “Portfolio”) seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -7.87% for the Class A shares, net of fees, and -8.15% for the Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmarks, the FTSE EPRA/NAREIT Global Real Estate Net Index (the “Index”) which returned -7.06% and the MSCI World Index which returned 9.04%.

Factors Affecting Performance

•

At the end of the period, the Portfolio was overweight the Asian listed property sector and underweight both the European and U.S. listed property sectors. Global allocation among the three regions contributed to performance.

•	The Portfolio’s underperformance relative to the Index was driven by positioning within its European and U.S. portfolios, although we generated outperformance within the Asian portfolio.

•

In Europe, we believed there were prospects for declines in asset values for stocks on the Continent, which were trading at a discount to current NAVs. In contrast, we believed there was significant potential upside in the U.K., where the stocks were trading at discounted valuations that appeared too wide, even after adjusting for the prospective declines in asset values. In addition, a number of the major property companies in the U.K. continued to repurchase shares as a result of the wide disparity between share prices and the private market value of their portfolios. As a result, within Europe, the Portfolio was overweight the U.K. and underweight the Continent.

•	The Portfolio’s stock selection within and overweight to the U.K. hampered returns during the period. Stock selection in Sweden and an underweighted position in Germany contributed to returns.

•

The Portfolio was underweight the U.S., as we believe the market faces prospects for declines in underlying asset values as a result of continued tightening of credit in the debt markets and prospects for a weaker economy. Within the U.S. portfolio, performance was hurt by stock selection within and an underweight to the health care sector, as well as an underweight to the industrial sector. Stock selection in the office sector and an overweight to the hotel sector also hampered returns. On a more positive note, stock selection within and an overweight to the mall sector contributed to returns, as well as stock selection in the shopping center sector.

•

We believe the Asian listed property sector will continue to benefit from improving underlying asset values and property fundamentals, and as a result overweighted Asia in the Portfolio. The overweight position was dominated by Japanese and Hong Kong real estate operating companies (REOCs). In Japan, the REOCs ended the year trading at significant discounts to NAV, as the share prices do not appear to appropriately reflect the prospect for several years of continued strong NAV growth. In Hong Kong, the REOCs experienced very strong share price improvements during the year and ended the year trading at modest premiums, reflecting market expectations for continued strong NAV growth. We continue to prefer the Asian REOCs, as we believe these companies continue to offer better value relative to the REITs and possess the ability to engage in value- added opportunities such as the development of new assets and redevelopment of existing assets, as opposed to the Asian REITs, which are externally managed vehicles and limited to property ownership.

•

The Portfolio’s returns benefited from stock selection within and an underweight to the Australian Listed Property Trust (LPT) sector, which experienced significant share price declines in late 2007 and ended the year trading in-line with unadjusted NAVs, which do not appear to reflect prospects for declines in asset values, particularly for those companies with offshore exposure. The Portfolio also benefited from an overweight to Hong Kong, while stock selection in Japan detracted from returns.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Real Estate Portfolio

•

While we continue to expect several years of strong NAV growth in Asia, there has been a noticeable change in sentiment toward REITs in the U.S. and Europe, where current share prices appear to reflect expectations for prospective declines in private real estate values, which may be due to (i) a slowdown in the weight and pace of capital being deployed to real estate, (ii) a weaker outlook for further cash flow growth or (iii) higher required return expectations and risk premiums for real estate. It is important to note that real estate securities were vulnerable to some profit-taking and portfolio rebalancing after years of very strong performance, even without any material declines in underlying real asset values. Thus, selling pressure from non-dedicated equity investors and mutual fund redemptions in dedicated REIT portfolios should not be surprising given recent concerns over possible declines in asset values and several years of significant outperformance versus the broader equity market.

•

However, we believe that longer term investors will remain committed to maintaining a strategic allocation to the sector due to its expected returns and the diversification benefits from its lack of meaningful correlation to other asset classes.

Management Strategies

•

The global Portfolio is comprised of three regional portfolios with a global allocation which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations.

•

Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that we believe provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification.

•	Our company specific research leads us to specific preferences for sub-segments within each of the property sectors and countries.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Real Estate Portfolio

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007— December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$910.30	$4.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.14
Class B
Actual	1,000.00	909.00	6.11
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.80	6.46

*               Expenses are equal to Class A and Class B annualized net expense ratios of 1.01% and 1.27%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*               Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Global Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (95.8%)
Australia (9.6%)
Centro Properties Group REIT	737,418	$ 649
CFS Retail Property Trust REIT	1,331,108	2,727
DB RREEF Trust REIT	2,174,900	3,805
Goodman Group REIT	1,185,386	5,101
GPT Group REIT	1,559,423	5,505
ING Industrial Fund REIT	375,300	834
Macquarie CountryWide Trust REIT	614,000	886
Mirvac Group REIT	599,071	3,150
Stockland REIT	1,236,800	9,104
Westfield Group REIT	1,649,315	30,220
		61,981
Austria (0.6%)
CA Immobilien Anlagen AG	(a)10,383	231
Conwert Immobilien Invest AG	(a)54,593	962
IMMOFINANZ AG	240,900	2,428
		3,621
Canada (0.1%)
RioCan REIT	37,700	834
Finland (0.4%)
Sponda Oyj	215,990	2,567
France (3.5%)
Fonciere Des Regions REIT	11,548	1,454
Gecina S.A. REIT	10,411	1,632
Klepierre REIT	60,599	3,077
Silic REIT	12,757	1,863
Unibail-Rodamco REIT	67,526	14,698
		22,724
Germany (0.5%)
Alstria Office AG REIT	(a)161,587	2,422
IVG Immobilien AG	33,218	1,124
		3,546
Hong Kong (16.9%)
China Overseas Land & Investment Ltd.	3,299,000	6,765
China Resources Land Ltd.	754,000	1,644
Guangzhou R&F Properties Co., Ltd., Class H	2,308,100	8,125
Hang Lung Properties Ltd.	547,000	2,446
Henderson Land Development Co., Ltd.	1,070,000	9,918
Hongkong Land Holdings Ltd.	2,638,000	12,950
Hysan Development Co., Ltd.	1,745,430	4,945
Kerry Properties Ltd.	1,163,627	9,280
KWG Property Holding Ltd.	(a)1,252,000	1,830
New World China Land Ltd.	3,842,000	3,429
New World Development Ltd.	3,193,629	11,210
Sino Land Co.	244,000	856
Sun Hung Kai Properties Ltd.	1,694,000	35,637
		109,035
Italy (0.5%)
Aedes S.p.A.	24,224	123
Beni Stabili S.p.A.	1,533,467	1,660
Risanamento S.p.A.	(a)259,951	1,397
		3,180
Japan (14.2%)
Daibiru Corp.	43,300	$ 464
Goldcrest Co., Ltd.	59,450	1,770
Japan Real Estate Investment Corp. REIT	322	3,980
KK DaVinci Advisors	(a)2,040	1,794
Mitsubishi Estate Co., Ltd.	1,182,000	28,334
Mitsui Fudosan Co., Ltd.	992,000	21,439
Mori Trust Sogo, Inc. REIT	72	765
Nippon Building Fund, Inc. REIT	407	5,698
Nomura Real Estate Office Fund, Inc. REIT	151	1,420
NTT Urban Development Corp.	1,884	3,001
Sumitomo Realty & Development Co., Ltd.	757,000	18,619
TOC Co., Ltd.	70,500	535
Tokyo Tatemono Co., Ltd.	210,000	1,977
Tokyu Land Corp.	248,000	2,122
		91,918
Netherlands (1.2%)
Corio N.V. REIT	19,111	1,538
Eurocommercial Properties N.V. CVA REIT	38,458	1,974
ProLogis European Properties	188,930	2,741
Vastned Retail N.V. REIT	1,273	122
Wereldhave N.V. REIT	11,078	1,205
		7,580
Singapore (3.5%)
CapitaLand Ltd.	1,137,000	4,889
CapitaMall Trust REIT	1,079,000	2,566
CapitaRetail China Trust REIT	(a)708,100	1,051
Macquarie MEAG Prime REIT	3,545,000	2,702
Suntec REIT	855,500	1,016
United Industrial Corp., Ltd.	4,920,000	9,370
Wheelock Properties S Ltd.	872,000	1,289
		22,883
Sweden (0.7%)
Castellum AB	138,084	1,418
Hufvudstaden AB, Class A	296,196	2,815
		4,233
Switzerland (0.2%)
PSP Swiss Property AG (Registered)	(a)28,545	1,436
United Kingdom (9.9%)
Big Yellow Group plc REIT	181,556	1,570
British Land Co. plc REIT	603,513	11,249
Brixton plc REIT	557,327	3,242
Capital & Regional plc	303,876	2,391
Derwent London plc REIT	128,709	3,592
Grainger plc	289,685	2,003
Great Portland Estates plc REIT	299,035	2,834
Hammerson plc REIT	321,470	6,539
Invista Foundation Property Trust Ltd.	158,279	255
Land Securities Group plc REIT	384,361	11,430
Liberty International plc REIT	192,149	4,089
Mapeley Ltd.	8,299	249
Millennium & Copthorne Hotels plc	145,360	1,173
Minerva plc	(a)820,179	2,173
Quintain Estates & Development plc	214,106	2,175

38	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Safestore Holdings Ltd.	184,389	$ 636
Segro plc REIT	575,114	5,340
Shaftesbury plc REIT	177,770	1,764
Unite Group plc	173,709	1,216
		63,920
United States (34.0%)
Acadia Realty Trust REIT	73,537	1,883
AMB Property Corp. REIT	75,558	4,349
Assisted Living Concepts, Inc., Class A	(a)288,690	2,165
AvalonBay Communities, Inc. REIT	117,773	11,087
Boston Properties, Inc. REIT	(c)140,255	12,877
Brandywine Realty Trust REIT	137,724	2,469
BRE Properties, Inc. REIT	55,190	2,237
Brookfield Properties Corp.	625,913	12,049
Camden Property Trust REIT	62,603	3,014
Cedar Shopping Centers, Inc. REIT	32,656	334
Cogdell Spencer, Inc. REIT	4,720	75
DCT Industrial Trust, Inc. REIT	94,175	877
Developers Diversified Realty Corp. REIT	25,710	985
DiamondRock Hospitality Co. REIT	45,070	675
Duke Realty Corp. REIT	202,935	5,293
Equity Lifestyle Properties, Inc. REIT	(a)(c)66,636	3,044
Equity One, Inc. REIT	7,465	172
Equity Residential Property Trust REIT	453,431	16,537
Essex Property Trust, Inc. REIT	32,086	3,128
Exeter Industrial Value Fund LP	(d)200,000	200
Federal Realty Investment Trust REIT	51,752	4,251
Forest City Enterprises, Inc., Class A	(c)125,256	5,566
General Growth Properties, Inc. REIT	87,746	3,613
GMH Communities Trust REIT	79,930	441
Healthcare Realty Trust, Inc. REIT	208,220	5,287
Hersha Hospitality Trust REIT	(c)85,136	809
Host Hotels & Resorts, Inc. REIT	755,954	12,882
Kilroy Realty Corp. REIT	(c)18,365	1,009
LaSalle Hotel Properties REIT	15,330	489
Liberty Property Trust REIT	(c)198,554	5,720
Macerich Co. (The) REIT	96,531	6,860
Mack-Cali Realty Corp. REIT	210,025	7,141
Morgans Hotel Group Co.	(a)(c)116,881	2,254
Parkway Properties, Inc. REIT	1,162	43
Post Properties, Inc. REIT	(c)151,261	5,312
ProLogis REIT	67,197	4,259
PS Business Parks, Inc. REIT	22,983	1,208
Public Storage REIT	80,658	5,921
Ramco-Gershenson Properties Trust REIT	33,055	706
Regency Centers Corp. REIT	(c)101,415	6,540
Senior Housing Properties Trust REIT	157,191	3,565
Simon Property Group, Inc. REIT	247,343	21,484
SL Green Realty Corp. REIT	(c)40,458	3,781
Sovran Self Storage, Inc. REIT	(c)49,659	1,991
Starwood Hotels & Resorts Worldwide, Inc.	281,422	12,391
Strategic Hotels & Resorts, Inc. REIT	193,338	3,235
Sunstone Hotel Investors, Inc. REIT	20	@—
Taubman Centers, Inc. REIT	23,986	1,180
U-Store-It Trust REIT	15,090	$ 138
Universal Health Reality Income Trust REIT	4,887	173
Ventas, Inc. REIT	6,410	290
Vornado Realty Trust REIT	85,190	7,493
Weingarten Realty Investors REIT	2,220	70
		219,552
Total Common Stocks (Cost $689,694)		619,010
	Face
	Amount
	(000)

Short-Term Investments (0.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (0.4%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)79	79
Bancaja,
5.35%, 8/12/08	39	39
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)39	39
BASF AG,
5.18%, 8/19/08	(h)39	39
BNP Paribas plc,
4.90%, 5/19/08	(h)79	79
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)158	158
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)79	79
CC USA, Inc.,
3.89%, 1/28/08	(h)39	39
CIT Group Holdings,
5.23%, 6/18/08	(h)142	142
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	538	538
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)79	79
First Tennessee Bank,
5.05%, 8/15/08	(h)39	39
5.06%, 8/15/08	(h)158	158
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)74	74
5.10%, 9/12/08	(h)39	39
HSBC Finance Corp.,
5.26%, 8/5/08	(h)39	39
IBM Corp.,
5.27%, 9/8/08	(h)158	158
Lehman Brothers, Inc.,
4.49%, 1/2/08	67	67
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)79	79
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)118	118
National Bank of Canada,
5.21%, 4/2/08	(h)158	158
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)158	158

The accompanying notes are an integral part of the financial statements.	39

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Global Real Estate Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Nationwide Building Society,
4.92%, 7/28/08	$ (h)92	$92
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)87	87
5.26%, 8/8/08	(h)55	55
Total Short-Term Investments (Cost $2,631)		2,631
Total Investments (96.2%) (Cost $692,325) — including $2,594 of Securities Loaned		(v) 621,641
Other Assets in Excess of Liabilities (3.8%)		24,283
Net Assets (100%)		$645,924

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2007.
(d)	Security was valued at fair value — At December 31, 2007, the Portfolio held a fair valued security valued at approximately $200,000, representing less than 0.05% of net assets.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rates. The rates shown are those in effect on December 31, 2007.
(v)

The approximate market value and percentage of the investments, $398,624,000 and 64.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	362	$ 318	1/2/08	USD	317	$ 317	$ (1)
AUD	1,190	1,045	1/3/08	USD	1,046	1,046	1
GBP	88	175	1/3/08	EUR	119	175	@—
GBP	339	675	1/4/08	EUR	461	675	@—
HKD	3,886	498	1/2/08	USD	498	498	@—
HKD	12,552	1,610	1/3/08	USD	1,609	1,609	(1)
JPY	53,630	480	1/7/08	USD	471	471	(9)
JPY	174,604	1,563	1/8/08	USD	1,558	1,558	(5)
SGD	172	119	1/2/08	USD	118	118	(1)
SGD	375	260	1/3/08	USD	259	259	(1)
USD	210	210	1/2/08	EUR	142	208	(2)
		$ 6,953				$ 6,934	$ (19)

AUD	— Australian Dollar
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
SGD	— Singapore Dollar
USD	— United States Dollar
@	Value is less than $500.

40	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Global Value Equity Portfolio

*   Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Large-Cap Value Funds Median(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio – Class A (4)	6.65%	15.10%	7.38%	11.69%
MSCI World Index	9.04	16.96	7.00	9.32
Lipper Global Large-Cap Value Funds Median	4.34	15.66	8.97	—

Portfolio – Class B (5)	6.37	14.81	7.09	9.55
MSCI World Index	9.04	16.96	7.00	8.20
Lipper Global Large-Cap Value Funds Median	4.34	15.66	8.97	10.53

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)     The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden,

Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)     The Lipper Global Large-Cap Value Funds Median tracks the performance of all funds in the Lipper Global Large-Cap Value Funds classification. The Median, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(3)     Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)     Commenced operations on July 15, 1992

(5)     Commenced operations on January 2, 1996

(6)     For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Global Value Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Value Equity Portfolio

liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.65%, net of fees, for Class A shares and 6.37%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the “Index”) which returned 9.04%.

Factors Affecting Performance

•      The past year has been a difficult one for equity markets. Global economies were hit by significant credit losses, which led to increasingly tight liquidity, problems in the subprime mortgage sector and a declining U.S. housing market. Global equity markets have recently become dominated by sharp rises in a narrowing group of stocks displaying both earnings and price momentum. Outperformance has been largely concentrated in stocks connected to strength in commodity markets and China, as investors have sought refuge from a deteriorating outlook for the U.S. financial and consumer segments.

•      The Portfolio underperformed its Index for the period primarily due to weakness in the financials, materials and health care sectors. Stocks within the financials sector sold off strongly in the second half of the year as investor concerns regarding the credit markets increased and holdings within the banks and diversified financials segments steeply declined as part of the broader sell-off in the financials sector. While stocks in the materials sector continued to be supported by high demand in emerging markets and the Portfolio’s holdings within this sector performed well, the Portfolio was underweight in the sector and, on valuation grounds, did not hold some of the stronger performing Index stocks. The Portfolio’s overweight allocation to the health care sector also hindered relative returns through the lackluster performance of pharmaceuticals stocks. In response, adjustments were made within the pharmaceutical segment of the Portfolio to overweight those stocks which are believed to have attractive earnings potential and are less likely to be impacted by the expiration of key patents.

•      Despite these detractors, there were several areas that benefited relative performance. The Portfolio achieved strong gains within the consumer staples sector. Here, an overweight allocation and holdings within the food, beverage and tobacco group delivered positive returns. In the consumer discretionary sector, investment in the media segment greatly added to overall performance. Moreover, the Portfolio’s investments within the automobiles and components group helped relative returns. Select diversified holdings within the telecommunication services sector also produced strong returns, with both European and U.S. names delivering positive performance.

Management Strategies

•      As of the close of the period, the Portfolio remained defensively positioned. We continued to hold key overweight positions in the cash generative consumer staples sector – which is dominated by food, beverage and tobacco stocks. While adjustments were made to the stock positioning within the pharmaceutical sector, the overweight position was maintained, and the positions held in this sector are well diversified geographically. Conversely, the Portfolio held an underweight allocation in the more cyclical sectors, including a significant underweight in industrials, particularly in European capital goods stocks. We were also underweighted in the materials sector as well as in the information technology sector, with holdings concentrated in the hardware and equipment group.

•      We have carefully reviewed the Portfolio’s positioning within the financials sector, and are underweight relative to the Index. At the end of the period, the Portfolio was overweight the insurance group, underweight in diversified financials, and approximately market-weight in banks. Within the banks group, we have an overweight allocation in European banks as we believe they offer better value than the U.S. banks, where we remain underweight.

•      In these volatile market conditions, we believe that adhering to our highly disciplined and established investment process is very important. We continue to focus on identifying investment opportunities which meet our valuation criteria as we believe that this is the key to achieving outperformance over the longer term.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Global Value Equity Portfolio

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1,2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$ 1,000.00	$ 969.70	$ 4.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38

Class B
Actual	1,000.00	968.50	5.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.65
*

Expenses are equal to Class A and Class B annualized net expense ratios of 0.86% and 1.11%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Global Value Equity Portfolio

		Value
	Shares	(000)
Common Stocks (98.7%)
Australia (2.4%)
Boral Ltd.	68,861	$369
Foster’s Group Ltd.	91,018	522
Goodman Fielder Ltd.	(c)792,118	1,314
		2,205
France (7.6%)	21,773	2,341
BNP Paribas S.A.	(c)10,614	1,921
Lafarge S.A.	11,830	1,081
Sanofi-Aventis S.A.	(c)18,223	1,512
Total S.A.		6,855
Germany (3.0%)
Bayerische Motoren Werke AG	15,869	980
Daimler AG	17,852	1,729
		2,709
Ireland (2.1%)
Bank of Ireland	40,503	601
Kerry Group plc, Class A	40,764	1,288
		1,889
Italy (1.1%)
ENI S.p.A.	28,134	1,025
Japan (10.2%)
Astellas Pharma, Inc.	15,100	659
Canon, Inc.	20,700	946
Kao Corp.	44,000	1,324
Keihin Corp.	73,400	1,312
Kuraray Co., Ltd.	36,000	435
Mitsui Sumitomo Insurance Co., Ltd.	61,000	595
Nissan Motor Co., Ltd.	(c)94,000	1,018
Sankyo Co.	24,400	1,131
Sumitomo Electric Industries Ltd.	(c)65,100	1,037
Takeda Pharmaceutical Co., Ltd.	12,800	748
		9,205
Netherlands (4.7%)
Aegon N.V.	72,044	1,264
Koninklijke Philips Electronics N.V.	10,774	467
Unilever N.V. CVA	46,846	1,715
Wolters Kluwer N.V.	23,941	782
		4,228
Norway (1.4%)
StatoilHydro ASA	41,321	1,278
Singapore (0.8%)
ComfortDelgro Corp., Ltd.	567,000	713
South Korea (0.9%)
SK Telecom Co., Ltd. ADR	(c)27,035	807
Spain (4.0%)
Banco Bilbao Vizcaya Argentaria S.A.	58,370	1,434
Telefonica S.A.	67,302	2,175
		3,609
Sweden (1.0%)
Telefonaktiebolaget LM Ericsson, Class B	403,318	943
Switzerland (3.1%)
Novartis AG (Registered)	32,213	$1,755
Syngenta AG (Registered)	1,855	471
UBS AG (Registered)	12,713	590
		2,816
Taiwan (0.7%)
Chunghwa Telecom Co., Ltd. ADR	(c)29,537	624
United Kingdom (20.3%)
Barclays plc	186,034	1,884
Cadbury Schweppes plc	186,721	2,328
GlaxoSmithKline plc	34,683	880
Imperial Tobacco Group plc	43,882	2,389
Old Mutual plc	314,834	1,044
Reed Elsevier plc	88,128	1,186
Rolls-Royce Group plc	(a)92,707	1,002
Rolls-Royce Group plc, B Shares	5,391,986	12
Royal Bank of Scotland Group plc	137,649	1,238
Royal Dutch Shell plc ADR	21,817	1,837
Vodafone Group plc	296,286	1,104
WM Morrison Supermarkets plc	272,576	1,758
WPP Group plc	126,100	1,614
		18,276
United States (35.4%)
Alcoa, Inc.	18,925	692
Altria Group, Inc.	43,299	3,273
American Electric Power Co., Inc.	10,665	497
American International Group, Inc.	16,774	978
Arrow Electronics, Inc.	(a)25,487	1,001
AT&T, Inc.	14,301	594
Bank of New York/Mellon Corp. (The)	29,562	1,441
Chevron Corp.	20,308	1,895
Citigroup, Inc.	32,216	948
Covidien Ltd.	(c)22,021	975
Dominion Resources, Inc.	16,784	796
EMC Corp.	(a)62,146	1,152
Freddie Mac	28,686	977
Hewlett-Packard Co.	21,487	1,085
Illinois Tool Works, Inc.	(c)16,963	908
Ingersoll Rand Co., Ltd. Class A	(c)19,530	908
International Business Machines Corp.	20,217	2,185
Marsh & McClennan Cos., Inc.	43,610	1,154
Merrill Lynch & Co., Inc.	20,548	1,103
Peabody Energy Corp.	21,559	1,329
Pfizer, Inc.	29,596	673
Schering-Plough Corp.	33,767	900
Tyco International Ltd.	(c)21,884	868
UnitedHealth Group, Inc.	(c)35,924	2,091
Verizon Communications, Inc.	20,858	911
Viacom, Inc., Class B	(a)(c)9,551	419
Weyerhauser Co.	6,233	460
Wyeth	38,210	1,689
		31,902
Total Common Stocks (Cost $68,874)		89,084

44	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Global Value Equity Portfolio

		Value
	Shares	(000)
Investment Company (0.3%)
iShares MSCI World Index Fund (Cost $273)	8,061	$271

	Face Amount (000)
Short-Term Investments (6.0%)
Short-Term Debt Securities held as Collateral on Loaned Securities (5.1%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)138	138
Bancaja,
5.35%, 8/12/08	69	69
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)69	69
BASF AG,
5.18%, 8/19/08	(h)69	69
BNP Paribas plc,
4.90%, 5/19/08	(h)138	138
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)276	276
Canadian Imperial Bank of Commerce, New York, 4.42%, 7/28/08	(h)138	138
CC USA, Inc.,
3.89%, 1/28/08	(h)69	69
CIT Group Holdings,
5.23%, 6/18/08	(h)248	248
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	940	940
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)138	138
First Tennessee Bank,
5.05%, 8/15/08	(h)69	69
5.06%, 8/15/08	(h)276	276
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)130	130
5.10%, 9/12/08	(h)69	69
HSBC Finance Corp.,
5.26%, 8/5/08	(h)69	69
IBM Corp.,
5.27%, 9/8/08	(h)276	276
Lehman Brothers, Inc.,
4.49%, 1/2/08	117	117
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)138	138
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)207	207
National Bank of Canada,
5.21%, 4/2/08	(h)276	276
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)276	276
Nationwide Building Society,
4.92%, 7/28/08	(h)160	160
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)152	152
5.26%, 8/8/08	(h)97	97
		4,604

		Value
	Shares	(000)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(o)783,195	$783
Total Short-Term Investments (Cost $5,387)		5,387
Total Investments (105.0%) (Cost $74,534) — including $4,408 of Securities Loaned		(v) 94,742
Liabilities in Excess of Other Assets (-5.0%)		(4,508)
Net Assets (100%)		$90,234

(a)           Non-income producing security.

(c)           All or a portion of security on loan at December 31, 2007.

(h)           Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2007.

(o)           See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(v)           The approximate market value and percentage of the investments, $54,186,000 and 57.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR       American Depositary Receipt

CVA       Certificaten Van Aandelen

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
GBP	2,050	$4,073	3/12/08	USD	4,172	$4,172	$99

GBP	—	British Pound
USD	—	United States Dollar

The accompanying notes are an integral part of the financial statements.	45

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

International Equity Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio – Class A (4)	9.84%	17.93%	11.57%	11.86%
MSCI EAFE Index	11.17	21.59	8.66	6.43
Lipper International Large-Cap Core Funds Index	12.51	20.03	9.17	9.26

Portfolio – Class B (5)	9.52	17.63	11.32	12.09
MSCI EAFE Index	11.17	21.59	8.66	7.85
Lipper International Large-Cap Core Funds Index	12.51	20.03	9.17	9.60

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)              The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria,

Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)              The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)              Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)              Commenced operations on August 4, 1989

(5)              Commenced operations on January 2, 1996

(6)              For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity  securities of non-U.S. issuers. Foreign investing involves certain risks, including currency fluctuations and controls,

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Equity Portfolio

restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.84% net of fees, for Class A shares and 9.52%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 11.17%.

Factors Affecting Performance

•                  The Index fell by 2.3% in December, bringing the quarterly return to -1.8%, and reducing the Index return to 11.2% for 2007. The depreciation of the U.S. dollar was responsible for most of these gains as the Index rose just 3.5% in local currency terms for the year, in what became an increasingly schizophrenic and volatile trading environment. U.S. dollar depreciation was concentrated in the final four months of the year as credit concerns emerged and left the U.S. dollar down 10.9% against the Euro and 6.7% against the Yen for the year as a whole. Within the EAFE countries, there was considerable variation in market returns, from despondency in Japan (-4.2% USD), to elation in Hong Kong (+42%). Among European markets there was also considerable variation (Germany +35.2%, France + 13.2%, Italy +6.1% and Ireland -20%). Those markets with large exposures to financials, such as Italy or Ireland, did poorly, whereas markets with significant exposures to capital goods and material stocks, such as Germany, did well. The performance of Hong Kong’s market was a barometer for the continued strong demand and economic growth among the emerging markets, and also reflected its proximity to the group’s most dynamic constituent, China.

•                  Conversely, Japan’s performance was due to homegrown weakness, but anomalous in so far as there is no contagion from Western credit markets in either its financial system or its economy.

•                  The polarity in performance is even clearer when surveying by sector. The materials sector rose 32% in U.S. dollar terms for the year. Capital goods rose 22%, energy was up 22%, and utilities (which are to some degree an oil proxy) rose 24%. Conversely, banks fell 3.4% and retail declined 0.4% over the year.

Telecommunications (+28%) and consumer staples (+24%) also rose due to their defensive characteristics.

Management Strategies

•                  The Portfolio enjoyed bursts of strong relative performance during the few periods of market stress, and outperformed modestly in the schizophrenic final quarter. The Portfolio finished the year behind the Index for 2007 despite our prognosis relating to western credit markets and consequent major underweight allocation to western financial stocks. While this position did boost relative performance, several factors weighed against us. The first and most important was the continued momentum in cyclicals and our underweight to this sector. We have been concerned about valuations here for some time but the market has not shared our concerns, and these stocks performed best in 2007. The second factor was the exceptionally poor performance of Japan as a whole, and of Japanese financials in particular, where we are overweight versus the Index. Third was stock selection in the technology sector. We believe our valuation disagreements with the market could be a source of outperformance.

•                  We believe that equity markets have shrugged off credit market concerns in a most extraordinary and unsustainable way. Western economies – not just subprime borrowers in the U.S. – have lived off lending practices driven by the insatiable appetites of the structured debt markets for years. These markets are now shut and we are seeing considerable funding shortfalls emerge in the real economy; for companies (especially many banks and those in real estate) and individuals (a substantial margin of consumers in the U.S., U.K., Spain and Ireland) whose past activity has resulted in massive indebtedness. We believe that this will result in a major slowdown, yet the valuation of most cyclical stocks in the West are saying just the opposite. The pricing of profits as if they were at the bottom rather than the peak of the cycle is a phenomenon we find widespread – outside of Japan. In isolated areas where bear markets are well established, such as U.K. property, U.K. retail, U.K. housebuilding and in Spanish property, we are investigating high quality companies that have been sold off as potential new investment opportunities. We haven’t seen bear markets like these for many years and are excited as they often provide the best new ideas. These ideas add to an already large position in a “forgotten” bear market – Japan. Today we believe Japan equity is attractively valued: 45% of TOPIX stocks sell below book value, and the dividend yield of the TOPIX index exceeds the

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Equity Portfolio

bond yield. Critically, the Japanese have generally not engaged in western credit practices either domestically or abroad and therefore as a financial sector and as an economy are not directly exposed to its unwinding. Elsewhere in Japan we find cyclicals de-rated, defensives attractively valued and, new management practices that are moving Japan, albeit slowly, to a much more shareholder-oriented stance. Consequently the Portfolio has a 24% allocation to Japan, its highest ever in both absolute and relative terms.

•                  Our largest positions in the Portfolio remain those with highly predictable free cash flow streams in dependable market positions with what we believe to be excellent management and valuations that still look attractive relative to bonds. We have held some of these for a long period but believe they will remain rewarding compounders over the long term, an attribute lacking elsewhere in an expensive, fragile market.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$ 995.80	$4.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.69

Class B
Actual	1,000.00	994.30	5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.31	5.96

*

Expenses are equal to Class A and Class B annualized net expense ratios of 0.92% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Equity Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*       Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

International Equity Portfolio

		Value
	Shares	(000)
Common Stocks (99.1%)
Australia (1.7%)
Foster's Group Ltd.	8,153,757	$46,792
Orica Ltd.	(c)658,945	18,298
Santos Ltd.	2,976,309	36,940
		102,030
Austria (0.8%)
Telekom Austria AG	1,808,117	50,108
Belgium (2.5%)
Fortis	3,185,452	83,122
Fortis Strip VVPR	(a)694,410	10
KBC Groep N.V.	521,576	72,846
		155,978
Canada (0.7%)
EnCana Corp.	661,087	45,213
France (5.8%)
ArcelorMittal	(c)448,765	34,506
BNP Paribas	436,090	46,877
France Telecom S.A.	(c)946,163	33,955
Lafarge S.A.	206,484	37,377
Legrand S.A.	(c)2,346,378	79,698
Total S.A.	(c)1,512,232	125,500
		357,913
Germany (8.8%)
Bayer AG	(c)1,343,965	122,535
Bayerische Motoren Werke AG	1,077,974	66,566
Daimler AG	721,995	69,934
E.ON AG	335,034	71,136
Porsche Automobil Holding SE (Non-Voting Shares)	39,330	79,258
RWE AG	(c)946,045	132,569
		541,998
Greece (1.1%)
OPAP S.A.	1,721,820	68,744
Ireland (1.0%)
CRH plc	1,764,254	61,256
Italy (2.6%)
ENI S.p.A.	2,562,401	93,366
UniCredito Italiano S.p.A.	7,993,709	66,527
		159,893
Japan (24.5%)
Asatsu-DK, Inc.	(c)741,485	20,639
Astellas Pharma, Inc.	1,696,800	74,027
Canon, Inc.	(c)1,167,500	53,344
Central Japan Railway Co.	2,986	25,401
Chiba Bank Ltd. (The)	4,160,000	33,704
Fukuoka Financial Group, Inc.	6,003,000	35,804
Hoya Corp.	(c)1,321,600	42,179
JSR Corp.	(c)1,294,200	33,479
Kao Corp.	4,205,000	126,530
Keyence Corp.	(c)450,400	110,339
Kyocera Corp.	364,300	31,876
Mitsubishi Electric Corp.	5,125,000	52,930
Mitsubishi Estate Co., Ltd.	1,359,000	$32,576
Mitsui Sumitomo Insurance Co., Ltd.	10,102,000	98,600
NGK Spark Plug Co., Ltd.	(c)1,880,000	32,820
Nitto Denko Corp.	(c)1,242,400	65,595
NTT DoCoMo, Inc.	56,095	92,942
Omron Corp.	2,045,000	48,404
Oriental Land Co., Ltd.	(c)1,028,700	62,093
Rohm Co., Ltd.	381,900	33,240
Sega Sammy Holdings, Inc.	(c)1,496,300	18,680
Shinsei Bank Ltd.	(c)10,570,000	38,860
Sumitomo Mitsui Financial Group, Inc.	(c)17,650	131,336
T&D Holdings, Inc.	(c)2,125,450	110,014
Taiyo Nippon Sanso Corp.	(c)5,375,000	50,222
Teijin Ltd.	9,909,000	42,355
		1,497,989
Netherlands (5.8%)
Akzo Nobel N.V.	943,679	75,149
CSM N.V.	(c)1,538,660	51,817
ING Groep N.V. CVA	1,910,264	74,562
Unilever N.V. CVA	4,194,501	153,572
		355,100
Norway (0.4%)
StatoilHydro ASA	715,103	22,110
Spain (2.1%)
Telefonica S.A.	(c)3,925,960	126,876
Sweden (1.4%)
Telefonaktiebolaget LM Ericsson, Class B	36,615,687	85,606
Switzerland (9.5%)
Givaudan S.A. (Registered)	36,021	34,609
Holcim Ltd. (Registered)	1,221,923	129,834
Nestle S.A. (Registered)	468,057	214,470
Novartis AG (Registered)	1,873,039	102,040
Roche Holding AG (Genusschein)	483,317	83,252
UBS AG (Registered)	351,654	16,331
		580,536
United Kingdom (30.4%)
AstraZeneca plc	655,979	28,186
BHP Billiton plc	1,747,957	53,841
BP plc	8,115,190	99,245
British American Tobacco plc	6,016,751	236,922
British Land Co. plc REIT	1,573,050	29,321
Cadbury Schweppes plc	16,409,745	204,555
Drax Group plc	4,984,243	59,611
GlaxoSmithKline plc	1,839,751	46,687
Hays plc	38,062,709	87,008
Imperial Tobacco Group plc	4,207,351	229,066
Intercontinental Hotels Group plc	3,297,802	57,561
Johnston Press plc	1,985,334	10,767
Ladbrokes plc	12,722,738	81,255
Lonmin plc	284,079	17,527
National Grid plc	3,666,874	60,625
Reckitt Benckiser plc	2,057,630	118,867
Reed Elsevier plc	7,630,622	102,669
Royal Dutch Shell plc, Class A	1,856,273	78,026

50	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December, 31 2007

Portfolio of Investments (cont’d)

International Equity Portfolio

		Value
	Shares	(000)
Scottish & Southern Energy plc	1,666,771	$54,141
Smiths Group plc	3,707,206	74,315
Vodafone Group plc	34,690,518	129,292
		1,859,487
Total Common Stocks (Cost $4,821,389)		6,070,837

	Face
	Amount
	(000)
Short-Term Investments (9.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (7.6%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)14,035	14,035
Bancaja,
5.35%, 8/12/08	7,017	7,017
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)7,017	7,017
BASF AG,
5.18%, 8/19/08	(h)7,017	7,017
BNP Paribas plc,
4.90%, 5/19/08	(h)14,035	14,035
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)28,070	28,070
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)14,035	14,035
CC USA, Inc.,
3.89%, 1/28/08	(h)7,014	7,014
CIT Group Holdings,
5.23%, 6/18/08	(h)25,263	25,263
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	95,674	95,674
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)14,035	14,035
First Tennessee Bank,
5.05%, 8/15/08	(h)7,017	7,017
5.06%, 8/15/08	(h)28,068	28,068
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)13,193	13,193
5.10%, 9/12/08	(h)7,017	7,017
HSBC Finance Corp.,
5.26%, 8/5/08	(h)7,017	7,017
IBM Corp.,
5.27%, 9/8/08	(h)28,069	28,069
Lehman Brothers, Inc.,
4.49%, 1/2/08	11,969	11,969
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)14,035	14,035
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)21,052	21,052
National Bank of Canada,
5.21%, 4/2/08	(h)28,067	28,067
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)28,069	28,069

	Face
	Amount	Value
	(000)	(000)
Nationwide Building Society,
4.92%, 7/28/08	$ (h)16,280	$16,280
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)15,439	15,439
5.26%, 8/8/08	(h)9,824	9,824
		468,328

	Shares
Investment Company (1.8%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class	(o)108,256,406	108,256
Total Short-Term Investments (Cost $576,584)		576,584
Total Investments (108.5%) (Cost $5,397,973) — including $448,800 of Securities Loaned		(v) 6,647,421
Liabilities in Excess of Other Assets (-8.5%)		(522,019)
Net Assets (100%)		$ 6,125,402

(a)	Non-income producing security.
(c)	All or portion of security on loan at December 31, 2007.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio -— Institutional Class.
(v)

The approximate market value and percentage of the investments, $6,025,623,000 and 90.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

CVA	Certificaten Van Aandelen
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
EUR	49	$ 72	1/2/08	USD	72	$ 72	$ @	—
EUR	1,131	1,654	1/2/08	USD	1,664	1,664	10
NOK	1,322	243	1/2/08	USD	237	237	(6)
SEK	1,139	176	1/2/08	USD	173	173	(3)
		$2,145				$2,146	$ 1

EUR	— Euro
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar
@	Value is less than $500.

The accompanying notes are an integral part of the financial statements.	51

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

International Growth Active Extension Portfolio

*   Minimum Investment

** Commenced operations on July 31, 2007

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Total Returns	(3)
	Cumulative
	Since
	Inception	(5)

Portfolio – Class A (4)	6.60%
MSCI EAFE Index	1.89
Lipper International Large-Cap Growth Funds Index	5.35

Portfolio – Class B (4)	6.50
MSCI EAFE Index	1.89
Lipper International Large-Cap Growth Funds Index	5.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purhcase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on July 31, 2007
(5)

For comparative purposes, cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Growth Active Extension Portfolio (the “Portfolio”) seeks long-term capital appreciation with a secondary objective of income. The Adviser seeks to construct a diversified portfolio primarily consisting of equity securities of issuers located in countries other than the United States using a quantitative security selection model and fundamental

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Growth Active Extension Portfolio

analysis. In addition to purchasing equity securities (i.e., taking long positions), the Adviser attempts to identify stocks that it believes will underperform relative to the average stock in the MSCI EAFE Index and will sell these securities short on behalf of the Portfolio.

Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Short sales expose the Portfolio to the risk that it will be required to cover its short positions at a time when securities have appreciated in value, thus resulting in a loss to the portfolio. Leverage may cause the Portfolio’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of Portfolio’s securities. The Portfolio cannot assure you that the use of leverage will result in a higher return on your investment.

Performance

For the period from July 31, 2007 (commencement of operations) to December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.60%, net of fees, for Class A shares and 6.50%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the MSCI EAFE Index (the “Index”) which returned 1.89% for the same period.

Factors Affecting Performance

•

Performance in the international equity markets in 2007 was quite volatile, fueled by tightening credit markets globally, slowing corporate earnings growth and a fragile U.S. economy. Despite the uncertain market conditions, most major international equity market indices (excluding Japan) outpaced U.S. returns in U.S. dollar terms - the MSCI EAFE Index posted a total return of 11.2% vs. 5.5% for the S&P 500® Index in 2007.

•

After the sharp sell-off in July and August, driven primarily by global credit market concerns, international equity markets recovered during September and appeared to stabilize as investors moved away from the increasingly risky financial sector and into more defensive sectors such as consumer staples and utilities. Additionally, investors in foreign shares benefited from the decision by the Federal Reserve to lower the target federal funds rate in September, October, and December after two years of rate tightening, which caused continued weakness in the U.S. dollar. The U.S. dollar lost 9.6% versus the Euro, declined 6.4% versus the Japanese Yen and weakened 1.4% versus the British Pound for the year.

•

Since its inception on July 31, 2007, the Portfolio outperformed the Index. The Portfolio’s strong relative performance was due to security selections in the Asia/ Pacific ex-Japan region and the emerging markets. In Asia/Pacific ex-Japan region, returns were driven by investment in a mining company and an oil rig manufacturer. Both holdings greatly benefitted from robust global economic growth and surging demand for oil and other commodities, and reported record earnings in 2007.

•

Within emerging markets, one of the Portfolio’s top performers was a Beijing-based department store chain that witnessed an exponential rise in profits during the year from increased Chinese consumer spending. In the European region, a short position in a global telecommunications equipment firm significantly added to the Portfolio’s performance.

•

On a sector basis, for the period, the Portfolio outperformed the Index in eight out of ten sectors, led by the outsized gains in the utilities and industrials sector. Rising power prices amongst utility providers in Germany and the U.K. benefitted relative returns, and a short position in a Spanish building company also helped.

•

Conversely, a company-specific event in the information technology sector diminished relative returns, and an underweight allocation to the materials sectors along with a limited exposure to steel companies also hindered performance.

Management Strategies

•

While the initial impact of the subprime crisis was directly on the U.S. economy, the surprise of 2007 was the subsequent global scale of the credit shock. Given the continued weakness in the U.S. housing market, declining consumer spending, and diminishing corporate earnings, economic growth in the Euro-zone and Japan may slow as Europe’s financial services sector and Japanese banks face further potential write-downs on their debt holdings tied to the U.S. subprime mortgage market.

•

We believe the Asia Pacific ex-Japan region and the emerging markets are in potentially better shape to weather current financial difficulties. Many governments of these regions have been paying off public debt, are running budget and/or current account surpluses and have strong foreign exchange reserves. According to the Financial Times, emerging markets as a group are a net creditor to the U.S. Based on International Monetary Fund (IMF) estimates, emerging markets already accounted for 47% of the global GDP growth in 2007. As certain parts of the world decouple from the U.S. economy, we will continue to emphasize building diversified portfolios across regions.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Growth Active Extension Portfolio

•

Additionally, 2007 was the first year in the past eight years that the MSCI EAFE Growth Index outperformed the broad-based MSCI EAFE Index. As continued higher borrowing costs translate into higher costs of capital which could slow spending, we believe corporate earnings growth will slow globally. With earnings growth becoming more scarce, we think investors may continue to focus on higher quality growth companies,with lower leverage and strong balance sheets which already comprise our portfolio. We believe that the Portfolio is well positioned for the potential global economic slowdown

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that both classes within the Portfolio commenced operations on July 31, 2007, however, expenses did not begin accruing until August 1, 2007; therefore, ‘‘Actual Expenses Paid During Period” reflect activity from August 1, 2007 through December 31, 2007.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Portfolio commenced operations on July 31, 2007, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that the annualized expense ratio for the period was in effect during the period from July 1, 2007 through December 31, 2007.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value*	Ending Account Value December 31, 2007	Expenses Paid During Period* August 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$1,066.00	$9.48
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.17	11.12

Class B
Actual	1,000.00	1,065.00	10.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,012.91	12.38

* Expenses are equal to Class A and Class B annualized net expense ratios of 2.19% and 2.44%, respectively, multiplied by the average account value over the period, multiplied by 153/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

International Growth Active Extension Portfolio

		Value
	Shares	(000)
Long Positions (125.4%)
Common Stocks (125.4%)
Australia (1.9%)
BHP Billiton Ltd.	(q)5,872	$ 206
Austria (5.5%)
Andritz AG	(q)3,153	189
Erste Bank der Oesterreichischen Sparkassen AG	(q)3,152	224
Wiener Staedtische Allgemeine Versicherung AG	2,193	177
		590
Canada (3.1%)
EnCana Corp.	(q)2,500	171
Research In Motion Ltd.	(a)1,400	159
		330
Egypt (1.7%)
Orascom Construction Industries GDR	886	184
Finland 5.9%)
Fortum Oyj	(q)6,157	276
Kone Oyj, Class B	(q)3,069	213
Neste Oil Oyj	(q)3,978	139
		628
France (12.9%)
AXA S.A.	(q)5,570	222
BNP Paribas	(q)1,618	174
Cie Generale d'Optique Essilor International S.A.	(q)3,423	218
LVMH Moet Hennessy Louis Vuitton S.A.	(q)1,184	142
Schneider Electric S.A.	(q)1,331	178
Total S.A.	(q)3,677	305
Vallourec	517	139
		1,378
Germany (11.6%)
Bayer AG	2,081	190
Celesio AG	2,672	165
Continental AG	1,649	214
E.ON AG	1,650	350
SAP AG	2,704	140
SGL Carbon AG	(a)3,301	177
		1,236
Greece (5.4%)
Coca-Cola Hellenic Bottling Co. S.A.	6,760	292
National Bank of Greece S.A.	4,055	279
		571
Hong Kong (9.5%)
Bank of East Asia Ltd.	30,400	206
China Resources Power Holdings Co.	52,000	176
CNOOC Ltd.	103,000	173
Esprit Holdings Ltd.	13,600	200
Lee & Man Paper Manufacturing Ltd.	13,200	58
Parkson Retail Group Ltd.	16,500	197
		1,010
India (2.0%)
ICICI Bank Ltd. ADR	(q)3,500	215
Ireland (2.8%)
Allied Irish Banks plc	(q)7,728	177
CRH plc	(q)3,539	$ 123
		300
Israel (1.7%)
Teva Pharmaceutical Industries Ltd. ADR	(q)3,800	177
Japan (17.0%)
Canon, Inc.	(q)3,300	151
Daikin Industries Ltd.	4,000	223
Daiwa Securities Group, Inc.	(q)12,000	110
Kobe Steel Ltd.	(q)44,000	143
Komatsu Ltd.	6,300	170
Sharp Corp.	(q)8,000	143
Shin-Etsu Chemical Co., Ltd.	(q)2,000	125
Sony Corp.	(q)3,000	163
Sumitomo Realty & Development Co, Ltd.	(q)6,000	148
Terumo Corp.	(q)3,300	174
Toray Industries, Inc.	(q)18,000	140
Toyota Motor Corp.	(q)2,300	124
		1,814
Luxembourg (1.8%)
Millicom International Cellular S.A.	(a)(q)1,600	189
Mexico (3.2%)
America Movil S.A.B. de C.V., Class L ADR	(q)2,800	172
Wal-Mart de Mexico S.A.B. de C.V. ADR	(q)4,700	164
		336
Netherlands (1.6%)
Reed Elsevier N.V.	8,351	166
Norway (2.8%)
Telenor ASA	(a)(q)8,581	203
TGS Nopec Geophysical Co. ASA	(a)(q)7,122	96
		299
Portugal (2.5%)
Banco Espirito Santo S.A. (Registered)	12,105	264
Singapore (3.7%)
DBS Group Holdings Ltd.	13,000	184
Keppel Corp. Ltd.	24,000	215
		399
Spain (1.6%)
Banco Santander S.A.	8,039	174
Sweden (2.7%)
Getinge AB, Class B	(q)10,788	288
Switzerland (10.7%)
ABB Ltd. (Registered)	(q)9,689	279
EFG International (Registered)	(q)4,380	177
Nestle S.A. (Registered)	(q)609	279
Novartis AG (Registered)	(q)2,212	120
Roche Holding AG (Genusschein)	(q)767	132
SGS S.A. (Registered)	(q)129	152
		1,139
Taiwan (1.4%)
Delta Electronics, Inc.	44,000	149
United Kingdom (12.4%)
Barclays plc	(q)12,525	127
Capita Group plc	11,145	156

The accompanying notes are an integral part of the financial statements.	55

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Growth Active Extension Portfolio

		Value
	Shares	(000)
United Kingdom (cont’d)
Prudential plc	(q)14,166	$ 199
Reckitt Benckiser Group plc	3,333	193
SABMiller plc	(q)6,022	169
Standard Chartered plc	5,112	186
Tesco plc	(q)31,286	295
		1,325
Total Common Stocks (Cost $12,807)		13,367
	No of
	Warrants
Warrant (1.8%)
India (1.8%)
Bharti Airtel Ltd., expiring 3/31/11 (Cost $181)	(a)7,900	196
	Shares
Short-Term Investment (0.4%)
Investment Company (0.4%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class (Cost $43)	(o)42,936	43
Total Investments (127.6%) (Cost $13,031)		(v) 13,606
Liabilities in Excess of Other Assets (-27.6%)		(2,947)
Net Assets (100%)		$ 10,659
Short Positions (29.3%)*
Common Stocks (22.8%)
Australia (1.7%)
BlueScope Steel Ltd.	11,054	93
Tatts Group Ltd.	24,358	85
		178
Belgium (0.9%)
UCB S.A.	2,133	96
Canada (0.9%)
Loblaw Cos. Ltd	2,778	96
France (1.6%)
Alcatel-Lucent	9,292	68
Credit Agricole S.A.	3,102	104
		172
Germany (1.1%)
Fraport AG Frankfurt Airport Services Worldwide	1,444	113
Ireland (0.7%)
Bank of Ireland	5,104	75
Italy (1.1%)
Mediaset S.p.A.	11,816	119
Japan (4.9%)
Dai Nippon Printing Co., Ltd.	7,000	102
Fast Retailing Co., Ltd.	1,600	114
NTT DoCoMo, Inc.	79	131
Ono Pharmaceutical Co., Ltd.	2,100	98
Sompo Japan Insurance, Inc.	9,000	81
		526
Mexico (2.0%)
Grupo Carso S.A.B. de C.V., Class A1	28,400	$ 107
Grupo Modelo S.A.B. de C.V., Class C	23,300	111
		218
Spain (2.8%)
Grupo Ferrovial S.A.	1,117	78
Repsol YPF S.A.	3,480	124
Zardoya Otis S.A.	3,250	92
		294
Sweden (1.2%)
Svenska Handelsbanken AB, Class A	4,194	133
United Kingdom (3.9%)
Cadbury Schweppes plc	8,705	108
GlaxoSmithKline plc	4,047	103
HSBC Holdings plc	6,897	116
ITV plc	49,020	83
		410
Total Common Stocks (Cost $2,616)		2,430
Investment Companies (6.5%)
iShares MSCI EAFE Growth Index Fund	4,100	319
iShares MSCI EAFE Index Fund	4,797	376
Total Investment Companies (Cost $695)		695
Total Short Positions (29.3%) (Cost $3,311)		3,125

*	Percentages are based on Net Assets.
(a)	Non-income producing security.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(q)	Securities are pledged with a broker as collateral for short sales.
(v)

The approximate market value and percentage of the investments, $12,133,000 and 89.2%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

56	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Growth Active Extension Portfolio

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

							Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
EUR	76	$111	1/2/08	USD	109	$109	$(2)
EUR	12	17	1/2/08	USD	17	17	@—
EUR	3	4	1/2/08	USD	4	4	@—
EUR	27	40	1/3/08	USD	40	40	@—
USD	36	36	1/3/08	GBP	18	36	@—
USD	1	1	1/7/08	GBP	1	1	@—
USD	1	1	1/10/08	GBP	1	1	@—
USD	12	12	1/2/08	HKD	91	12	@—
USD	6	6	1/3/08	HKD	44	6	@—
		$228				$226	$(2)

EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
USD	—	United States Dollar
@	Value is less than $500.

The accompanying notes are an integral part of the financial statements.	57

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

International Growth Equity Portfolio

*   Minimum Investment

** Commenced operations on December 27, 2005

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average
		Annual
	One	Since
	Year	Inception (5)

Portfolio – Class A (4)	15.22%	20.85%
MSCI EAFE Index	11.17	18.16
Lipper International Large-Cap Growth Funds Index	14.15	19.32

Portfolio – Class B (4)	15.03	20.55
MSCI EAFE Index	11.17	18.16
Lipper International Large-Cap Growth Funds Index	14.15	19.32

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)              The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium,

Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)              The Lipper International Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income distributions, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Growth Funds classification.

(3)              Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)              Commenced operations on December 27, 2005

(5)              For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Indexes.

The International Growth Equity Portfolio (the “Portfolio”) seeks long-term capital appreciation, with a secondary objective of income by investing primarily in a diversified portfolio of equity securities of issuers located in countries other than the U.S. Foreign investing involves certain risks,

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Growth Equity Portfolio

including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging- market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.22%, net of fees, for Class A shares and 15.03%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 11.17%.

Factors Affecting Performance

•                  Performance in the international equity markets in 2007 was quite volatile, fueled by tightening credit markets globally, slowing corporate earnings growth and a fragile U.S. economy. Despite the uncertain market conditions, most major international equity market indices (excluding Japan) outpaced U.S. returns in U.S. dollar terms – the MSCI EAFE Index posted a total return of 11.2% vs. 5.5% for the S&P 500® Index in 2007.

•                  After the sharp sell-off in July and August, driven primarily by global credit market concerns, international equity markets recovered during September and appeared to stabilize as investors moved away from the increasingly risky financial sector into more defensive sectors such as consumer staples and utilities. Additionally, investors in foreign shares benefited from the decision by the Federal Reserve to lower the target federal funds rate in September, October, and December after two years of rate tightening, which caused continued weakness in the U.S. dollar. The U.S. dollar lost 9.6% versus the Euro, declined 6.4% versus the Japanese Yen and weakened 1.4% versus the British Pound for the year.

•                  For the 12-month period, the Portfolio outperformed the Index due to security selections in the Asia/Pacific ex- Japan region and in emerging markets. The Portfolio’s strong relative performance in the Asia/Pacific ex-Japan region was driven by investment in a mining company and an oil rig manufacturer. Both holdings greatly benefitted from robust global economic growth and surging demand for oil and other commodities, and reported record earnings in 2007.

•                  Within the emerging markets, the Portfolio’s top two performers were an electricity generator, which benefited from soaring demand for electricity accompanying China’s economic growth, and a retail group that witnessed an exponential rise in profits during the year from increased Chinese consumer spending.

•                  The Portfolio underperformed in Europe due to an overweight in Ireland. After seeing its economy expand by three times the Euro-area average in the past decade, Ireland’s economy quickly cooled as its real estate market weakened during the second half of the year. The Portfolio’s holdings in the Irish banks suffered as increased borrowing costs slowed property demand and subsequent loan growth.

•                  On a sector basis, for the year, the Portfolio outperformed the Index in eight out of ten sectors, led by the outsized gains in the utilities and industrials sector. Conversely, stock selection in the information technology sector diminished relative returns, and an underweight allocation to the materials sectors together with a limited exposure to steel companies also hindered performance.

Management Strategies

•                  While the initial impact of the subprime crisis was directly on the U.S. economy, the surprise of 2007 was the subsequent global scale of the credit shock. Given the continued weakness in the U.S. housing market, declining consumer spending and uncertain corporate earnings, economic growth in the Euro-zone and Japan may slow as Europe’s financial services sector and Japanese banks face further potential write-downs on their debt holdings tied to the U.S. subprime mortgage market.

•                  We believe the Asia Pacific ex-Japan region and the emerging markets are in potentially better shape to weather current financial difficulties. Many governments of these regions have been paying off public debt, are running budget and/or current account surpluses and have strong foreign exchange reserves. According to the Financial Times, emerging markets as a group are a net creditor to the U.S. Based on International Monetary Fund (IMF) estimates, emerging markets already accounted for 47% of the global Gross Domestic Product growth in 2007. As certain parts of the world decouple from the U.S. economy, we will continue to emphasize building diversified portfolios across regions.

•                  Additionally, 2007 was the first year in the past eight years that the MSCI EAFE Growth Index outperformed the broad-based MSCI EAFE Index. As continued higher borrowing costs translate into higher costs of capital which could slow spending, we believe corporate earnings growth will slow globally. With earnings growth becoming more scarce, we think investors may continue

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Growth Equity Portfolio

to focus on higher quality growth companies, with lower leverage and strong balance sheets which already comprise our portfolio. We believe that the Portfolio is well positioned for the potential global economic slowdown.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$1,036.60	$5.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

Class B
Actual	1,000.00	1,035.70	6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*   Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

International Growth Equity Portfolio

		Value
	Shares	(000)
Common Stocks (97.8%)
Australia (1.5%)
BHP Billiton Ltd.	(c)9,793	$343
Austria (4.3%)
Andritz AG	5,346	320
Erste Bank der Oesterreichischen Sparkassen AG	5,344	380
Wiener Staedtische Allgemeine Versicherung AG	3,678	296
		996
Canada (2.3%)
EnCana Corp.	4,075	278
Research In Motion Ltd.	(a)2,300	261
		539
Egypt (1.4%)
Orascom Construction Industries GDR	1,496	310
Finland (4.4%)
Fortum Oyj	9,531	427
Kone Oyj, Class B	5,203	362
Neste Oil Oyj	6,741	236
		1,025
France (10.1%)
AXA S.A.	9,443	376
BNP Paribas	2,745	295
Cie Generale d’Optique Essilor International S.A.	5,804	369
LVMH Moet Hennessy Louis Vuitton S.A.	2,011	242
Schneider Electric S.A.	2,258	302
Total S.A.	6,202	515
Vallourec	878	236
		2,335
Germany (9.0%)
Bayer AG	(c)3,486	318
Celesio AG	(c)4,533	280
Continental AG	2,737	355
E.ON AG	2,772	588
SAP AG	4,592	237
SGL Carbon AG	(a)5,638	303
		2,081
Greece (4.1%)
Coca-Cola Hellenic Bottling Co. S.A.	10,647	459
National Bank of Greece S.A.	6,873	474
		933
Hong Kong (7.1%)
Bank of East Asia Ltd.	51,600	350
China Resources Power Holdings Co.	86,000	292
CNOOC Ltd.	174,700	293
Esprit Holdings Ltd.	22,700	334
Lee & Man Paper Manufacturing Ltd.	12,300	54
Parkson Retail Group Ltd.	27,000	322
		1,645
India (3.0%)
Bharti Airtel Ltd.	(a)13,029	327
ICICI Bank Ltd. ADR	5,900	$363
		690
Ireland (2.2%)
Allied Irish Banks plc	12,890	296
CRH plc	6,008	209
		505
Israel (1.3%)
Teva Pharmaceutical Industries Ltd. ADR	6,300	293
Japan (13.0%)
Canon, Inc.	5,500	251
Daikin Industries Ltd.	(c)6,100	340
Daiwa Securities Group, Inc.	20,000	184
Kobe Steel Ltd.	63,000	204
Komatsu Ltd.	10,500	284
Sharp Corp.	14,000	251
Shin-Etsu Chemical Co., Ltd.	3,400	213
Sony Corp.	4,900	266
Sumitomo Realty & Development Co., Ltd.	10,000	246
Terumo Corp.	5,600	295
Toray Industries, Inc.	31,000	241
Toyota Motor Corp.	3,900	210
		2,985
Luxembourg (1.4%)
Millicom International Cellular S.A.	(a)2,700	318
Mexico (2.4%)
America Movil S.A.B. de C.V., Class L ADR	4,600	283
Wal-Mart de Mexico S.A.B. de C.V. ADR	7,979	278
		561
Netherlands (1.2%)
Reed Elsevier N.V.	(c)13,929	276
Norway (2.2%)
Telenor ASA	(a)14,237	337
TGS Nopec Geophysical Co. ASA	(a)12,091	164
		501
Portugal (1.9%)
Banco Espirito Santo S.A. (Registered)	20,278	443
Singapore (2.9%)
DBS Group Holdings Ltd.	21,000	298
Keppel Corp., Ltd.	41,000	367
		665
Spain (1.3%)
Banco Santander S.A.	13,408	290
Sweden (2.1%)
Getinge AB, Class B	(c)18,071	483
Switzerland (8.1%)
ABB Ltd. (Registered)	16,071	463
EFG International (Registered)	(c)7,311	295
Nestle S.A. (Registered)	932	427
Novartis AG (Registered)	3,759	205
Roche Holding AG (Genusschein)	1,303	224
SGS S.A. (Registered)	219	258
		1,872

The accompanying notes are an integral part of the financial statements.	61

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Growth Equity Portfolio

	Shares	Value (000)
Taiwan (1.1%)
Delta Electronics, Inc. GDR	77,000	$262
United Kingdom (9.5%)
Barclays plc	21,255	215
Capita Group plc	18,913	264
Prudential plc	23,679	333
Reckitt Benckiser plc	5,656	327
SABMiller plc	10,222	288
Standard Chartered plc	8,558	311
Tesco plc	48,553	458
		2,196
Total Common Stocks (Cost $20,698)		22,547
	Face
	Amount
	(000)
Short-Term Investments (60.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (2.7%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)18	18
Bancaja,
5.35%, 8/12/08	9	9
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)9	9
BASF AG,
5.18%, 8/19/08	(h)9	9
BNP Paribas plc,
4.90%, 5/19/08	(h)18	18
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)37	37
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)18	18
CC USA, Inc.,
3.89%, 1/28/08	(h)9	9
CIT Group Holdings,
5.23%, 6/18/08	(h)33	33
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	125	125
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)18	18
First Tennessee Bank,
5.05%, 8/15/08	(h)9	9
5.06%, 8/15/08	(h)37	37
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)17	17
5.10%, 9/12/08	(h)9	9
HSBC Finance Corp.,
5.26%, 8/5/08	(h)9	9
IBM Corp.,
5.27%, 9/8/08	(h)37	37
Lehman Brothers, Inc.,
4.49%, 1/2/08	16	16
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)18	18
Metropolitan Life Global Funding,
4.89%, 8/21/08	$ (h)27	$27
National Bank of Canada,
5.21%, 4/2/08	(h)37	37
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)37	37
Nationwide Building Society,
4.92%, 7/28/08	(h)21	21
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)20	20
5.26%, 8/8/08	(h)13	13
		610
	Shares
Investment Company (57.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(o)13,310,632	13,311
Total Short-Term Investments (Cost $13,921)		13,921
Total Investments (158.2%) (Cost $34,619) — including $580 of Securities Loaned		(v) 36,468
Liabilities in Excess of Other Assets (-58.2%)		(13,414)
Net Assets (100%)		$23,054

(a)	Non-income producing security.
(c)	All or portion of security on loan at December 31, 2007.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of the investments, $20,163,000 and 55.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Net
Currency					In			Unrealized
to					Exchange			Appreciation
Deliver			Value	Settlement	For		Value	(Depreciation)
(000)			(000)	Date	(000)		(000)	(000)
USD		187	$ 187	1/2/08	CAD	183	$ 186	$ (1)

CAD	—	Canadian Dollar
USD	—	United States Dollar

62	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

International Magnum Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Multi-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception	(5)

Portfolio – Class A (4)	14.77%	19.63%	7.54%	7.66%
MSCI EAFE Index	11.17	21.59	8.66	8.02
Lipper International Multi-Cap Core Funds Index	12.61	21.23	9.71	10.03

Portfolio – Class B (4)	14.47	19.27	7.27	7.37
MSCI EAFE Index	11.17	21.59	8.66	8.02
Lipper International Multi-Cap Core Funds Index	12.61	21.23	9.71	10.03

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)     The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)     The Lipper International Multi-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Multi-Cap Core Funds classification.

(3)     Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)     Commenced operations on March 15, 1996

(5)     For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Magnum Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments,

63

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Magnum Portfolio

less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.77%, net of fees, for the Class A shares and 14.47%, net of fees, for the Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”) which returned 11.17%.

Factors Affecting Performance

•             In general, financial markets worldwide advanced during the 12 months ended December 31, 2007. However, with the widely anticipated economic slowdown in the U.S., it is still not fully clear how this will ultimately impact the global picture.

•             In the second half of 2007, evidence of a mid-cycle slowdown in the U.S. began to surface. Although a pickup in third quarter Gross Domestic Product growth was better than expected, investor optimism quickly dissipated following news that the ISM Index: Manufacturing (the Institute of Supply Management’s survey of purchasing executives at roughly 300 industrial companies), which peaked at 56 in June 2007, fell to 47.7 in December (below 50 signals contraction). In contrast, the ISM Services Non Manufacturing Index did not drop as much as the ISM Index: Manufacturing. The ISM Services Non Manufacturing Index returned 53.9 in December, down somewhat from its peak of 60.7 in June 2007.

•             Moreover, the worsening U.S. housing market and the subsequent crisis in the subprime mortgage market caused credit to significantly tighten as liquidity decreased. Corporate profits, which were generally robust in the first half of the year, decreased sharply later in the year, and the domestic unemployed rate surged to 5% in December.

•             However, a prevailing trend over much of the period was the apparent decoupling of the U.S. markets with the rest of the world. Asia and emerging markets were resilient and showed impressive growth rates. The U.S. dollar declined, whereas the Euro and the emerging market currencies rallied. The MSCI World Index returned 5.2% in local currency and 9.0% in dollar terms. The MSCI U.S. Index returned 5.4% and the MSCI EAFE markets returned 3.5% in local currency and 11.2% in dollar terms. MSCI Japan Index was the clear outlier, declining -10.1% in local terms and -4.2% in dollar terms.

•             The Portfolio’s outperformance is primarily attributed to the overweight allocation favoring the Asia Pacific ex-Japan and the emerging markets regions.

•             Currency management also added to results. Furthermore, security selection within Asia Pacific ex-Japan, Europe and Japan significantly contributed to performance. In contrast, notable detractors included the Portfolio’s underweight allocation to Europe.

Management Strategies

•             At the beginning of 2007, we believed we would see an end to the trend of “value” outperformance and a rotation into more growth-oriented industries. Therefore, during the first quarter of 2007, we implemented a strategic shift in the Portfolio by adding an explicit allocation to international growth securities.

•             As a result, the Portfolio is slightly overweight growth securities. The style allocation shift turned profitable during the second half of the year, as investors began to focus on higher-quality, less-leveraged companies with strong balance sheets. Given our emphasis on building diversified portfolios across regions and investing in higher-quality growth companies, we believe the Portfolio is well positioned for the ensuing market rotation and potential global economic slowdown.

•             Regionally, the Portfolio is underweight Europe, Japan and Asia, and is overweight in emerging markets. We believe that valuations remain expensive for European companies given that we expect reduced growth in the region in the face of headwinds from stresses in the liquidity and credit markets, as well as the ongoing deterioration of the U.S. housing market. The Japanese economy also appears sluggish with stagnating wages and slower consumer spending. On the other hand, emerging markets continue to show impressive growth rates; however, we believe valuations are stretched in some of these countries.

•             On a sector basis, we are maintaining the Portfolio’s overweight to the health care and industrials sectors, and an underweight allocation to the financials, energy, materials and utilities sectors. We also maintain an overweight to cash to help buffer the market volatility.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Magnum Portfolio

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$1,023.90	$5.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.21	5.04

Class B
Actual	1,000.00	1,022.80	6.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.95	6.31

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.99% and 1.24%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

International Magnum Portfolio

	Shares	Value (000)
Common Stocks (94.0%)
Australia (3.9%)
Australia & New Zealand Banking Group Ltd.	(c)16,008	$384
BHP Billiton Ltd.	(c)58,490	2,051
QBE Insurance Group Ltd.	15,350	447
Rio Tinto Ltd.	(c)10,500	1,226
Tatts Group	97,200	340
Wesfarmers Ltd.	12,950	459
Westpac Banking Corp.	17,900	436
		5,343
Austria (2.6%)
Andritz AG	16,359	981
Erste Bank der Oesterreichischen Sparkassen AG	16,351	1,162
Telekom Austria AG	16,426	455
Wiener Staedtische Versicherung AG	11,237	905
		3,503
Belgium (0.4%)
Umicore	2,120	523
Canada (1.2%)
EnCana Corp.	12,600	862
Research In Motion Ltd.	(a)7,100	805
		1,667
Egypt (0.7%)
Orascom Construction Industries GDR	4,652	965
Finland (2.3%)
Fortum Oyj	29,162	1,305
Kone Oyj, Class B	(c)15,922	1,106
Neste Oil Oyj	(c)20,632	724
		3,135
France (9.1%)
AXA S.A.	28,895	1,150
BNP Paribas	(c)15,868	1,706
Cie Generale d’Optique Essilor International S.A.	17,760	1,130
Electricite De France	6,777	803
Lafarge S.A.	4,366	790
LVMH Moet Hennessy Louis Vuitton S.A.	6,154	740
Renault S.A.	3,796	533
Sanofi-Aventis S.A.	8,130	743
Schneider Electric S.A.	(c)11,951	1,598
Suez S.A.	12,726	863
Total S.A.	18,979	1,575
Vallourec	(c)2,687	723
		12,354
Germany (8.6%)
Allianz AG (Registered)	3,828	819
Bayer AG	18,252	1,664
Bayerische Motoren Werke AG	8,667	535
Celesio AG	(c)13,871	855
Commerzbank AG	14,647	554
Continental AG	8,467	1,098
E.ON AG	8,482	$1,801
MAN AG	4,638	763
Muenchener Rueckversicherungs AG (Registered)	4,206	813
SAP AG	14,051	726
SGL Carbon AG	(a)(c)17,253	928
Siemens AG (Registered)	7,613	1,195
		11,751
Greece (3.1%)
Coca-Cola Hellenic Bottling Co. S.A.	32,578	1,405
EFG Eurobank Ergasias S.A.	16,193	572
National Bank of Greece S.A.	32,444	2,235
		4,212
Hong Kong (5.4%)
Bank of East Asia Ltd.	158,200	1,072
Cheung Kong Holdings Ltd.	26,000	474
China Resources Power Holdings Co.	266,000	903
CNOOC Ltd.	533,000	895
Esprit Holdings Ltd.	97,800	1,437
Great Eagle Holdings Ltd.	94,000	347
Lee & Man Paper Manufacturing Ltd.	67,700	296
MTR Corp., Ltd.	123,500	450
New World Development Ltd.	132,000	463
Parkson Retail Group Ltd.	84,200	1,005
		7,342
India (1.6%)
Bharti Airtel Ltd.	(a)39,868	1,002
ICICI Bank Ltd. ADR	18,000	1,107
		2,109
Ireland (1.1%)
Allied Irish Banks plc	39,752	914
CRH plc	18,385	638
		1,552
Israel (0.7%)
Teva Pharmaceutical Industries Ltd. ADR	19,400	902
Italy (1.2%)
ENI S.p.A.	22,508	820
UniCredito Italiano S.p.A.	92,849	773
		1,593
Japan (17.0%)
Amada Co., Ltd.	19,000	168
Astellas Pharma, Inc.	7,100	310
Canon, Inc.	26,200	1,197
Casio Computer Co., Ltd.	14,000	163
Dai Nippon Printing Co., Ltd.	13,000	189
Daicel Chemical Industries Ltd.	(c)28,000	167
Daifuku Co., Ltd.	(c)14,000	199
Daiichi Sankyo Co., Ltd.	11,100	341
Daikin Industries Ltd.	(c)27,000	1,507
Daiwa Securities Group, Inc.	62,000	571
Denki Kagaku Kogyo KK	45,000	194
East Japan Railway Co.	(c)28	230
FamilyMart Co., Ltd.	6,600	206
Fuji Machine Manufacturing Co., Ltd.	3,200	69

66	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Magnum Portfolio

	Shares	Value (000)
Japan (cont’d)
FUJIFILM Holdings Corp.	7,100	$301
Fujitec Co., Ltd.	(c)11,000	64
Fujitsu Ltd.	45,000	301
Furukawa Electric Co., Ltd.	41,000	159
Hitachi Capital Corp.	(c)9,000	115
Hitachi High-Technologies Corp.	(c)3,900	85
Hitachi Ltd.	40,000	293
House Foods Corp.	4,600	77
Kaneka Corp.	21,000	174
Kobe Steel Ltd.	193,000	626
Komatsu Ltd.	32,100	868
Kurita Water Industries Ltd.	(c)7,300	222
Kyocera Corp.	3,000	263
Kyudenko Corp.	7,000	36
Lintec Corp.	(c)5,500	94
Maeda Road Construction Co., Ltd.	(c)5,000	40
Marubeni Corp.	16,000	112
Matsushita Electric Industrial Co., Ltd.	19,000	389
Minebea Co., Ltd.	(c)24,000	153
Mitsubishi Chemical Holdings Corp.	29,000	222
Mitsubishi Corp.	16,800	458
Mitsubishi Heavy Industries Ltd.	61,000	261
Mitsui Mining & Smelting Co., Ltd.	(c)37,000	148
Mitsumi Electric Co., Ltd.	8,900	297
Nagase & Co., Ltd.	(c)7,000	73
NEC Corp.	(c)49,000	226
Nifco, Inc.	(c)6,400	149
Nintendo Co., Ltd.	1,200	729
Nippon Meat Packers, Inc.	10,000	101
Nippon Sheet Glass Co., Ltd.	(c)20,000	101
Nippon Steel Corp.	(c)21,000	129
Nippon Telegraph & Telephone Corp.	30	148
Nissan Motor Co., Ltd.	34,300	371
Nissha Printing Co., Ltd.	(c)2,000	79
Nisshinbo Industries, Inc.	(c)10,000	122
Obayashi Corp.	27,000	136
Ono Pharmaceutical Co., Ltd.	4,200	196
Ricoh Co., Ltd.	17,000	313
Rinnai Corp.	1,400	46
Rohm Co., Ltd.	2,500	218
Ryosan Co., Ltd.	4,400	108
Sanki Engineering Co., Ltd.	(c)5,000	30
Sanwa Holdings Corp.	(c)17,000	84
Sekisui Chemical Co., Ltd.	26,000	175
Sekisui House Ltd.	(c)13,000	141
Sharp Corp.	(c)41,000	735
Shin-Etsu Chemical Co., Ltd.	10,300	644
Shin-Etsu Polymer Co., Ltd.	(c)10,800	77
Sony Corp.	20,600	1,118
Sumitomo Realty & Development Co., Ltd.	(c)29,000	713
Suzuki Motor Corp.	10,600	319
TDK Corp.	3,600	267
Teijin Ltd.	36,000	154
Terumo Corp.	17,000	896
Toho Co., Ltd.	(c)4,100	92
Tokyo Electric Power Co., Inc.	3,500	$91
Toray Industries, Inc.	(c)94,000	730
Toshiba Corp.	(c)57,000	425
Toyo Ink Manufacturing Co., Ltd.	(c)17,000	58
Toyoda Gosei Co., Ltd.	(c)2,700	95
Toyota Motor Corp.	19,700	1,060
Tsubakimoto Chain Co.	23,000	129
Yamaha Corp.	10,900	249
Yamaha Motor Co., Ltd.	(c)8,900	216
		23,012
Luxembourg (0.7%)
Millicom International Cellular S.A.	(a)8,200	967
Mexico (1.3%)
America Movil S.A.B. de C.V., Class L ADR	14,035	862
Wal-Mart de Mexico S.A.B. de C.V. ADR	24,300	847
		1,709
Netherlands (0.8%)
TNT N.V.	11,975	498
Wolters Kluwer N.V.	16,356	535
		1,033
Norway (1.6%)
Telenor ASA	(a)68,763	1,626
TGS Nopec Geophysical Co. ASA	(a)(c)36,996	502
		2,128
Portugal (1.0%)
Banco Espirito Santo S.A. (Registered)	62,047	1,355
Singapore (2.3%)
CapitaCommercial Trust REIT	42,040	71
CapitaLand Ltd.	(c)97,000	417
City Developments Ltd.	35,000	341
DBS Group Holdings Ltd.	65,000	921
Keppel Corp. Ltd.	125,000	1,119
Oversea-Chinese Banking Corp.	35,000	202
		3,071
Spain (2.1%)
Banco Bilbao Vizcaya Argentaria S.A.	33,094	813
Banco Santander S.A.	41,350	893
Telefonica S.A.	34,140	1,103
		2,809
Sweden (1.5%)
Getinge AB, Class B	(c)55,294	1,477
Sandvik AB	33,968	577
		2,054
Switzerland (8.5%)
ABB Ltd. (Registered)	49,734	1,434
Compagnie Financiere Richemont S.A.,Class A	10,606	723
EFG International (Registered)	22,369	902
Nestle S.A. (Registered)	6,059	2,776
Nobel Biocare Holding AG	1,481	392
Novartis AG (Registered)	29,791	1,623
Roche Holding AG (Genusschein)	9,154	1,577
SGS S.A. (Registered)	669	788

The accompanying notes are an integral part of the financial statements.	67

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Magnum Portfolio

	Shares	Value (000)
Switzerland (cont’d)
UBS AG (Registered)	15,067	$700
Zurich Financial Services AG (Registered)	2,083	613
		11,528
Taiwan (0.6%)
Delta Electronics, Inc.	235,000	798
United Kingdom (14.7%)
Anglo American plc	12,190	739
BAE Systems plc	70,641	692
Barclays plc	115,847	1,173
BG Group plc	32,627	751
British American Tobacco plc	20,845	821
Capita Group plc	57,871	809
GlaxoSmithKline plc	34,696	880
HSBC Holdings plc	64,087	1,075
Imperial Tobacco Group plc	12,336	671
Man Group plc	36,326	418
Prudential plc	112,024	1,575
Reckitt Benckiser Group plc	17,305	1,000
Reed Elsevier plc	98,696	1,328
Rolls-Royce Group plc	(a)51,354	555
Rolls-Royce Group, Class B	2,126,413	5
Royal Dutch Shell plc, Class A	40,778	1,718
SABMiller plc	31,279	880
Standard Chartered plc	26,187	951
Tesco plc	238,156	2,249
Vodafone Group plc	309,561	1,154
WM Morrison Supermarkets plc	77,320	499
		19,943
Total Common Stocks (Cost $99,177)		127,358
Preferred Stock (0.3%)
Germany (0.3%)
Fresenius SE (Cost $373)	4,607	383
	Face
	Amount
	(000)
Short-Term Investments (16.8%)
Short-Term Debt Securities held as Collateral on Loaned Securities (11.8%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)479	479
Bancaja,
5.35%, 8/12/08	239	239
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)239	239
BASF AG,
5.18%, 8/19/08	(h)239	239
BNP Paribas plc,
4.90%, 5/19/08	(h)479	479
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)958	958
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)479	479
CC USA, Inc.,
3.89%, 1/28/08	$ (h)239	$239
CIT Group Holdings,
5.23%, 6/18/08	(h)862	862
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	3,265	3,265
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)479	479
First Tennessee Bank,
5.05%, 8/15/08	(h)239	239
5.06%, 8/15/08	(h)958	958
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)450	450
5.10%, 9/12/08	(h)240	240
HSBC Finance Corp.,
5.26%, 8/5/08	(h)239	239
IBM Corp.,
5.27%, 9/8/08	(h)958	958
Lehman Brothers, Inc.,
4.49%, 1/2/08	408	408
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)479	479
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)718	718
National Bank of Canada,
5.21%, 4/2/08	(h)958	958
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)958	958
Nationwide Building Society,
4.92%, 7/28/08	(h)556	556
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)527	527
5.26%, 8/8/08	(h)335	335
		15,980
	Shares
Investment Company (5.0%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(o)6,786,232	6,786
Total Short-Term Investments (Cost $22,766)		22,766
Total Investments (111.1%) (Cost $122,316) — including $15,270 of Securities Loaned		(v) 150,507
Liabilities in Excess of Other Assets (-11.1%)		(15,026)
Net Assets (100%)		$ 135,481

(a)	Non-income producing security.
(c)	All or portion of security on loan at December 31, 2007.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

68	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Magnum Portfolio

(v)

The approximate market value and percentage of the investments, $120,424,000 and 80.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:
Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	1,562	$ 1,366	3/13/08	USD	1,365	$ 1,365	$(1)
EUR	61	89	1/2/08	USD	89	89	@—
EUR	372	544	1/2/08	USD	536	536	(8)
EUR	141	206	1/3/08	USD	208	208	2
EUR	6	10	3/13/08	USD	10	10	@—
EUR	1,687	2,468	3/13/08	USD	2,482	2,482	14
GBP	278	553	3/13/08	USD	566	566	13
GBP	458	911	3/13/08	USD	932	932	21
GBP	478	949	3/13/08	USD	971	971	22
GBP	1,199	2,382	3/13/08	USD	2,436	2,436	54
JPY	23,700	214	3/13/08	USD	214	214	@—
JPY	192,458	1,736	3/13/08	USD	1,752	1,752	16
USD	188	188	3/13/08	AUD	213	186	(2)
USD	253	253	3/13/08	AUD	287	251	(2)
USD	426	426	3/13/08	AUD	483	422	(4)
USD	3,381	3,381	3/13/08	AUD	3,829	3,348	(33)
USD	32	32	1/3/08	EUR	22	32	@—
USD	188	188	3/13/08	EUR	128	187	(1)
USD	338	338	3/13/08	EUR	230	336	(2)
USD	1,084	1,084	3/13/08	EUR	737	1,079	(5)
USD	876	876	3/13/08	EUR	596	871	(5)
USD	4,516	4,516	3/13/08	EUR	3,071	4,492	(24)
USD	176	176	1/3/08	GBP	88	175	(1)
USD	6,877	6,877	3/13/08	GBP	3,384	6,723	(154)
USD	10,495	10,495	3/13/08	GBP	5,167	10,266	(229)
USD	67	67	1/2/08	HKD	526	67	@—
USD	29	29	1/3/08	HKD	223	29	@—
USD	544	544	3/13/08	JPY	60,217	543	(1)
USD	587	587	3/13/08	JPY	64,987	586	(1)
USD	1,617	1,617	3/13/08	JPY	178,858	1,613	(4)
USD	3,528	3,528	3/13/08	JPY	390,064	3,519	(9)
		$46,630				$46,286	$(344)

AUD — Australian Dollar
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
USD — United States Dollar
@ Value is less than $500.

The accompanying notes are an integral part of the financial statements.	69

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

International Real Estate Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the FTSE EPRA/NAREIT Global Real Estate Index: Europe Series(1), the FTSE EPRA/NAREIT Global Real Estate Index: Asia Series(2), FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia)(3), Morgan Stanley Capital International (MSCI) EAFE Index(4) and the Lipper Real Estate Funds Index(5)

	Total Returns(6)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(8)
Portfolio – Class A (7)	(1 7.59)%	25.56%	15.46%	14.51%
FTSE EPRA/NAREIT Global Real Estate Index: Europe Series	(24.70)	24.78	14.41	13.81
FTSE EPRA/NAREIT Global Real Estate Index: Asia Series	14.78	30.86	14.52	9.41
FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia)	(17.88)	26.15	14.84	13.41
MSCI EAFE Index	11.17	21.59	8.66	7.55
Lipper Real Estate Funds Index	(13.50)	18.27	10.24	9.90
Portfolio – Class B (7)	(17.76)	25.26	15.17	14.23

FTSE EPRA/NAREIT Global Real Estate Index: Europe Series	(24.70)	24.78	14.41	13.81
FTSE EPRA/NAREIT Global Real Estate Index: Asia Series	14.78	30.86	14.52	9.41
FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia)	(17.88)	26.15	14.84	13.41
MSCI EAFE Index	11.17	21.59	8.66	7.55
Lipper Real Estate Funds Index	(13.50)	18.27	10.24	9.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The FTSE EPRA/NAREIT Global Real Estate Index: Europe Series is the European component of the FTSE EPRA/NAREIT Global Real Estate Index, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends for periods after 1/31/2005 (gross returns used prior to 1/31/2005). “Net Dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The FTSE EPRA/NAREIT Global Real Estate Index: Asia Series is the Asian component of the FTSE EPRA/NAREIT Global Real Estate Index, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Real Estate Portfolio

markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends for periods after 1/31/2005 (gross returns used prior to 1/31/2005). “Net Dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia) is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Europe Series and 20% of which consists of the performance of the FTSE EPRA/NAREIT Asia Series. These series are components of the FTSE EPRA/NAREIT Global Real Estate Index which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends for periods after 1/31/2005 (gross returns used prior to 1/31/2005). “Net Dividends” reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index is rebalanced on a monthly basis. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)

The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(5)

The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(6)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(7)	Commenced operations on October 1, 1997
(8)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Real Estate Portfolio (the “Portfolio”) seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world (excluding the United States and Canada). Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -17.59%, net of fees, for Class A shares and -17.76%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against the FTSE EPRA /NAREIT Global Real Estate Index: Europe Series which returned -24.70%, underperformed against the FTSE EPRA/NAREIT Global Real Estate Index: Asia Series which returned 14.78%, outperformed against the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia) which returned -17.88% and underperformed against the MSCI EAFE Index which returned 11.17%.

Factors Affecting Performance

•              The Portfolio’s overweight in Asia, particularly in Japan and Hong Kong, had a positive impact on relative performance versus the Index. Within Asia, an underweight in Australia was also positive as was stock selection in that market. These gains were more than offset, however, by a negative contribution from stock selection in Japan.

•                  In Europe, country underweights in Austria and Germany had a positive impact on relative performance, but this was offset by a detraction from an overweight in the United Kingdom and underweights in Poland and the Netherlands. Stock selection was positive in Sweden, the Netherlands and Germany, but negatively affected performance in the United Kingdom.

•                  In 2007, returns from property stocks in Asia were strong, and real estate securities outperformed the general equity markets in this region. The strong performance in Asia can be attributed to improving real estate values and continued investor attraction to Asian real estate.

•                  Property stocks in Europe showed significant declines during 2007, as investors became increasingly cautious about the impact of the credit crisis on real estate fundamentals. Tenant demand in Europe’s major office markets was strong in the first nine months of 2007, with most markets showing signs that leasing activity should exceed the record levels of 2006. Vacancy rates fell in all major cities, which resulted in positive rental growth across Europe. Occupier demand is expected to slow as economic growth decelerates, but low vacancies and modest development activity should dampen this effect, keeping rental growth positive.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Real Estate Portfolio

•              The most significant impact of the credit crunch on European real estate has been in the real estate investment market, rather than in the occupational market. Following the credit crisis, buyers have significantly slowed their activity due to limited availability of credit and uncertainty regarding the future direction of real estate values, resulting in a standstill in transactional activity. We expect that the combination of higher borrowing costs, tighter lending standards, and higher return requirements due to higher risk premiums are likely to translate into higher property yields and a downward re-pricing of assets in Europe, and the key question should center on the magnitude of the yield shift.

•                  Fundamentals in the office markets in Japan, Hong Kong and Singapore remained very attractive, despite the recent financial turmoil. All three countries experienced healthy rental growth in 2007 and given the limited new supply (especially in Japan and Singapore), appear poised to deliver continued rental growth into 2008. The Asian investment markets also remained healthy and appear unaffected by the credit crisis, with liquidity still strong and no investor expectations for higher property yields or a prospective decline in asset values.

•                  In the public markets the European real estate securities sector traded at a 17% discount to NAV at the end of the period, the biggest discount since January 2004. While Asia on the whole performed more strongly than Europe, improving real estate fundamentals are still not being fully priced into the Asian market, which was trading close to NAV at the end of the period.

Management Strategies

•              We maintained our core investment philosophy as a real estate value investor. This results in our ownership of stocks in regions which we believe provide the best valuation relative to their underlying real estate values and growth prospects.

•              As of the close of the period, the Portfolio remained overweight in Asia, which we believe combines improving real estate fundamentals with more attractive securities valuations compared to the European market. Within Asia, we prefer the Japanese and Hong Kong markets.

•                  In Europe, we added to positions in the United Kingdom during the year, thereby increasing the Portfolio’s overweight. We partly closed our underweight in Germany following that market’s underperformance during the year. We also took profits in Switzerland during the second half of the period, and as a result, moved from an overweighted position to an underweighted position. The Portfolio also included underweights in Austria and Belgium, and an overweight in Italy.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Real Estate Portfolio

transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$854.00	$4.44
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

Class B
Actual	1,000.00	853.20	5.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.16	6.11

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.95% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

International Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (101.5%)
Australia (5.8%)
Centro Properties Group REIT	782,158	$688
CFS Retail Property Trust REIT	1,421,423	2,912
DB RREEF Trust REIT	2,509,987	4,391
Goodman Group REIT	1,230,858	5,297
GPT Group REIT	1,665,213	5,879
ING Industrial Fund REIT	389,700	866
Macquarie CountryWide Trust REIT	637,300	920
Mirvac Group REIT	621,959	3,270
Stockland REIT	1,321,454	9,727
Westfield Group REIT	1,759,108	32,232
		66,182
Austria (2.5%)
CA Immobilien Anlagen AG	(a)52,627	1,170
Conwert Immobilien Invest AG	(a)465,953	8,214
IMMOFINANZ AG	1,921,187	19,359
		28,743
Finland (1.7%)
Sponda Oyj	1,672,189	19,870
France (15.2%)
Fonciere Des Regions REIT	89,569	11,276
Gecina S.A. REIT	69,970	10,970
Klepierre REIT	509,841	25,886
Silic REIT	91,459	13,354
Unibail-Rodamco REIT	523,398	113,930
		175,416
Germany (2.4%)
Alstria Office AG REIT	(a)1,254,325	18,802
IVG Immobilien AG	276,748	9,366
		28,168
Hong Kong (10.0%)
China Overseas Land & Investment Ltd.	3,468,000	7,111
China Resources Land Ltd.	950,000	2,072
Guangzhou R&F Properties Co., Ltd., Class H	2,386,200	8,400
Hang Lung Properties Ltd.	556,000	2,486
Henderson Land Development Co., Ltd.	1,192,000	11,049
Hongkong Land Holdings Ltd.	2,824,000	13,863
Hysan Development Co., Ltd.	1,946,580	5,515
Kerry Properties Ltd.	1,146,653	9,145
KWG Property Holding Ltd.	(a)1,075,000	1,571
New World China Land Ltd.	4,190,400	3,740
New World Development Ltd.	3,347,256	11,749
Sino Land Co.	212,000	744
Sun Hung Kai Properties Ltd.	1,798,000	37,825
		115,270
Italy (2.1%)
Aedes S.p.A.	265,964	1,346
Beni Stabili S.p.A.	10,095,082	10,932
Risanamento S.p.A.	(a)2,131,871	11,459
		23,737
Japan (8.7%)
Daibiru Corp.	55,800	$598
Goldcrest Co., Ltd.	61,560	1,833
Japan Real Estate Investment Corp. REIT	338	4,178
KK DaVinci Advisors	(a)2,866	2,521
Mitsubishi Estate Co., Ltd.	1,234,000	29,580
Mitsui Fudosan Co., Ltd.	1,079,000	23,319
Mori Trust Sogo Reit, Inc. REIT	48	510
Nippon Building Fund, Inc. REIT	490	6,860
Nomura Real Estate Office Fund, Inc. REIT	199	1,872
NTT Urban Development Corp.	2,467	3,929
Sumitomo Realty & Development Co., Ltd.	770,000	18,939
TOC Co., Ltd.	86,000	653
Tokyo Tatemono Co., Ltd.	231,000	2,174
Tokyu Land Corp.	340,000	2,910
		99,876
Netherlands (5.6%)
Corio N.V. REIT	182,022	14,651
Eurocommercial Properties N.V. CVA REIT	372,422	19,120
ProLogis European Properties	1,574,080	22,834
Wereldhave N.V. REIT	69,195	7,528
		64,133
Singapore (2.3%)
CapitaLand Ltd.	1,191,000	5,121
CapitaMall Trust REIT	1,264,000	3,006
CapitaRetail China Trust	(a)884,500	1,312
Macquarie MEAG Prime REIT	4,428,000	3,375
Suntec REIT	1,230,000	1,460
United Industrial Corp., Ltd.	5,167,000	9,841
Wheelock Properties S Ltd.	1,364,000	2,016
		26,131
Sweden (2.9%)
Castellum AB	1,102,156	11,315
Hufvudstaden AB, Class A	2,307,413	21,929
		33,244
Switzerland (0.9%)
PSP Swiss Property AG (Registered)	(a)214,267	10,781
United Kingdom (41.4%)
Big Yellow Group plc REIT	1,073,314	9,282
British Land Co. plc REIT	4,625,210	86,213
Brixton plc REIT	4,052,173	23,568
Capital & Regional plc	2,145,768	16,885
Derwent London plc REIT	1,036,266	28,921
Grainger plc	2,208,105	15,266
Great Portland Estates plc REIT	2,658,706	25,196
Hammerson plc REIT	2,492,805	50,706
Invista Foundation Property Trust Ltd.	1,162,464	1,876
Land Securities Group plc REIT	2,992,679	88,993
Liberty International plc REIT	1,468,202	31,246
Mapeley Ltd.	81,690	2,447
Minerva plc	(a)3,518,870	9,322
Quintain Estates & Development plc	1,582,926	16,083
Safestore Holdings Ltd.	784,510	2,707
Segro plc REIT	4,489,306	41,686

74	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont’d)
Shaftsbury plc REIT	1,550,933	$15,387
Unite Group plc	1,438,673	10,070
Warner Estate Holdings plc REIT	30,359	217
		476,071
Total Common Stocks (Cost $1,328,193)		1,167,622
Total Investments (101.5%) (Cost $1,328,193)		(v) 1,167,622
Liabilities in Excess of Other Assets (-1.5%)		(16,804)
Net Assets (100%)		$1,150,818

(a)         Non-income producing security.

(v)        The approximate market value and percentage of the investments,$1,168,000 and 100.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

CVA     Certificaten Van Aandelen

REIT    Real Estate Investment Trust

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Gain (Loss) (000)
AUD	554	$487	1/2/08	USD	484	$484	$ (3)
HKD	5,781	741	1/2/08	USD	741	741	@—
JPY	8,865	79	1/4/08	USD	78	78	(1)
JPY	83,391	746	1/7/08	USD	732	732	(14)
SGD	298	208	1/2/08	USD	207	207	(1)
SGD	71	50	1/3/08	USD	49	49	(1)
		$2,311				$2,291	$(20)

AUD — Australian Dollar

HKD — Hong Kong Dollar

JPY — Japanese Yen

SGD — Singapore Dollar

USD — United States Dollar

@         Value is less than $500.

The accompanying notes are an integral part of the financial statements.	75

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

International Small Cap Portfolio

*	Minimum Investment

+

The Lipper International Small/Mid-Cap Core Funds Index commenced operations on March 31, 2002. Performance data prior to December 31, 2002 is from the Lipper International Small/Mid-Cap Core Funds Average.

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio – Class A (4)	(3.22)%	20.99%	12.79%	12.82%
MSCI EAFE Small Cap Total Return Index	1.45	26.37	11.11	7.89
Lipper International Small/Mid-Cap Core Funds Index	3.90	24.52	14.47	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper International Small/Mid-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Small/Mid-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Small/Mid-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on December 15, 1992
(5)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The International Small Cap Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. The risks of investing in emerging- market countries are greater than the risks generally associated with foreign investments.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -3.22%, net of fees, The Portfolio underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the “Index”) which returned 1.45%.

Factors Affecting Performance

•

The Index ended the year up 1.5%, but it was a tale of two halves with increased volatility creating a dramatic shift in conditions. In the first half, the Index posted a return of 11.6% on globally robust merger and acquisition (M&A) activity, strong corporate earnings, and an abundance of liquidity, coupled with generally positive economic news. In the second half of the year, the Index retracted much of the gain, as data confirmed that real estate in the U.S. and some parts of Europe had deteriorated, retail sales softened, credit standards tightened and inflation increased on the back of higher commodity prices.

•

The underlying currencies of the Index also saw some marked movement in 2007, with the U.S. dollar hitting record lows against the Euro and a 26-year low against the U.K. pound. The Yen was weak most of the year but strengthened mid-year as the carry trade unwound. The Australian and Canadian dollars strengthened in the last

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Small Cap Portfolio

quarter of the year. In U.S. dollar terms, the Index gained a modest 1.5% for the year versus a decline of 5.6% in local currency terms.

•

On a sector basis, the first half of the year saw the utilities sector as the best performing sector, as investors favored opportunities in alternative energy and fuel (wind/solar). The industrials and materials sectors led the market as companies there benefited from global demand. However, financials lagged, rising a modest 5.7% in the first half of the year, as prospects for the real estate industry became more subdued and the news on subprime default was emerging. In the second half of the year, all sectors declined, but the defensive sectors – including consumer staples, health care and utilities – proved slightly more resilient. The financials, industrials and materials sectors underperformed the Index, declining 13%, 10.9% and 10.6%, respectively. Telecommunications was the worst performer, down 16%.

Management Strategies

•

The Portfolio underperformed the Index for the year, in part because the Portfolio’s more defensive structure failed to fully keep up with the rising market in the first six months and also lagged in the fourth quarter of the year, despite generating outperformance in the third quarter.

•

For the full year, the Portfolio’s sector allocations – specifically, an overweight to consumer staples and under-weights to materials and financials – were a positive contributor. However, stock selection in information technology, consumer discretionary and financials detracted from performance.

•

The information technology sector was weak throughout 2007 as the industry faced consolidation, cost restructuring and a delay in new products. The Portfolio’s stock selection was the most significant contributor to underperformance, primarily due to its holdings in hardware and semiconductor companies. Nonetheless, the strength of the franchises in the Portfolio is unquestionable, in our view; the stocks we hold each have strong balance sheets and we believe their valuations are strikingly cheap.

•

Stock selection in the consumer discretionary sector across a broad group of companies in retail, media and autos added value in the first half. However, in the second half, stock selection was weak both from positions not held in the Portfolio and current holdings. In particular, a position in a U.K. nightclub operator sold off sharply due to its exposure to the U.K. consumer. The Portfolio’s holding in a Norwegian media company declined on concerns about higher capital expenditures and a disappointing recent earnings announcement. Finally, the Portfolio’s holding in an Australian retail company was weaker, despite a generally positive outlook for the company by management. All are stocks we believe continue to offer attractive value.

•

Within the financial sector, stock selection and underweight positions in the real estate and the banking sectors added value, but gains were offset by stock selection in diversified financials, which included both European and Japanese holdings. Over the year, we continually evaluated the positions (consumer finance, leasing and real estate service companies) and believe they continue to offer compelling value.

•

Conversely, stock selection in a broad range of health care companies, including equipment, services and drugs, benefited the Portfolio. In general, these companies benefited from higher sales and expansion in their core businesses.

•

The overweight to consumer staples added value, but stock selection was a detractor. A broad group of companies, primarily in the U.K., rose as the value characteristics, high margins and lower book values appealed to both corporate and private investors. In addition, many companies completed restructuring and added to their product mix, which commanded higher end prices. However, one U.K. branded consumer staples company came under pressure as investors worried about its ability to pass on higher costs.

•

Industrials were a detractor for the full year, as the Portfolio’s holdings did not participate in the rally in the first half of the year. However, as the market weakened in the second half, the companies we held that have less cyclical businesses and with good valuation support declined less.

•

We are extremely disappointed with the Portfolio’s performance; however, we have strong conviction in the Portfolio’s current holdings. If market conditions are now turning and the momentum and liquidity that have driven many stock valuations to full, if not extended levels, is now waning, we believe the Portfolio’s defensive characteristics, quality bias and strong valuation support should position it well.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

International Small Cap Portfolio

your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* December 31, — 2007
Class A
Actual	$1,000.00	$890.50	$5.24
Hypothetical (5% average annual
return before expenses)	1,000.00	1,019.66	5.60

*	Expenses are equal to Class A annualized net expense ratios of 1.10%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (98.3%) Australia (6.0%) Goodman Fielder Ltd.	6,985,939	$ 11,591
Infomedia Ltd.	10,849,874	5,124
MYOB Ltd.	7,285,574	9,273
Pacific Brands Ltd.	5,881,780	16,753
Ramsay Health Care Ltd.	508,092	4,874
		47,615
Austria (1.0%) Zumtobel AG	211,886	7,606
Belgium (2.2%) Omega Pharma S.A.	251,374	17,437
Denmark (2.6%)
Carlsberg A/S, Class B	77,435	9,315
Danisco A/S	163,483	11,552
		20,867
Finland (3.1%)
Cargotec Corp., Class B	159,005	7,310
Elisa Oyj	226,848	6,922
HKScan Oyj	299,028	6,113
YIT Oyj	209,893	4,536
		24,881
France (6.5%) Bull S.A.	(a)1,024,801	5,653
GL Trade S.A.	157,681	7,100
Icade	54,960	8,194
Ipsen S.A.	190,860	11,481
Nexans S.A.	30,072	3,724
Saft Groupe S.A.	202,436	9,082
Zodiac S.A.	(a)102,329	6,508
		51,742
Germany (3.9%)
K&S AG	18,620	4,392
MTU Aero Engines Holding AG	285,614	16,585
Sartorius AG (Non-Voting Shares)	252,774	9,962
SCS Standard Computersysteme AG	(a)(d)(i)(l)21,289	—
		30,939
Hong Kong (0.6%)
Solomon Systech International Ltd.	56,705,900	4,770
Ireland (4.5%)
DCC plc	174,381	4,896
Glanbia plc	2,410,129	16,310
Kerry Group plc, Class A	455,726	14,404
		35,610
Italy (6.7%)
Banca CR Firenze	732,551	7,068
Buzzi Unicem S.p.A.	220,391	6,048
Davide Campari-Milano S.p.A.	1,929,916	18,374
Interpump S.p.A.	720,350	7,381
Prysmian S.p.A	(a)267,227	6,543
SAES Getters S.p.A.	143,847	4,309
Sogefi S.p.A.	483,698	3,844
		53,567
Japan (27.8%)
Aplus Co., Ltd.	(a)3,970,300	$ 3,155
Arealink Co., Ltd.	1,139	373
Ariake Japan Co., Ltd.	1,280,100	22,895
Atrium Co., Ltd.	126,500	2,604
Doutor Nichires Holdings Co., Ltd.	(a)917,300	4,737
Fuyo General Lease Co., Ltd.	234,200	6,174
Hikari Tsushin, Inc.	513,100	17,399
Jaccs Co., Ltd.	938,000	2,112
Japan Securities Finance Co., Ltd.	1,500,100	13,087
Mabuchi Motor Co., Ltd.	183,000	11,049
Mars Engineering Corp.	555,900	6,376
Milbon Co., Ltd.	338,900	7,965
Miraca Holdings, Inc.	247,000	5,909
Miraial Co., Ltd.	172,200	4,868
Nakanishi, Inc.	88,700	11,465
Nihon Micro Coating Co., Ltd.	399,500	920
Nihon Trim Co., Ltd.	140,850	3,786
Okinawa Cellular Telephone Co.	2,079	4,564
Okinawa Electric Power Co., Inc. (The)	229,300	10,662
Osaki Engineering Co., Ltd.	843	1,467
Rengo Co., Ltd.	385,000	2,509
Shinkawa Ltd.	497,400	7,622
Snow Brand Milk Products Co., Ltd.	1,201,000	3,934
Sokkia Co., Ltd.	729,000	4,181
Sun Frontier Fudousan Co., Ltd.	2,289	3,520
Takuma Co., Ltd.	735,000	2,961
Toei Animation Co., Ltd.	402,000	8,737
Tsumura & Co.	887,500	17,478
V Technology Co., Ltd.	1,176	3,225
Wacom Co., Ltd.	2,009	4,188
Yachiyo Bank Ltd.	2,570	9,451
Yamaichi Electronics Co., Ltd.	433,400	1,669
		221,042
Netherlands (2.3%)
Advanced Metallurgical Group N.V.	(a)127,493	9,490
Wavin N.V.	658,806	8,715
		18,205
New Zealand (1.0%)
Fisher & Paykel Healthcare Corp., Ltd.	1,377,380	3,694
Warehouse Group Ltd.	957,797	4,196
		7,890
Norway (5.8%)
Fred Olsen Energy ASA	154,146	8,404
Pronova BioPharma AS	(a)1,778,185	7,177
Revus Energy ASA	(a)547,210	7,924
Schibsted ASA	344,994	14,739
TGS Nopec Geophysical Co., ASA	(a)465,047	6,313
Veidekke ASA	215,628	2,003
		46,560
Spain (0.5%)
Miquel y Costas & Miquel S.A.	178,758	3,848
Sweden (4.7%)	923,241	9,426
Billerud AB

The accompanying notes are an integral part of the financial statements.	79

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

International Small Cap Portfolio

	Shares	Value (000)
Sweden (cont’d)
Elekta AB, Class B	493,300	$ 8,156
Eniro AB	364,590	3,258
Micronic Laser Systems AB	(a)816,463	4,038
Saab AB, Class B	625,300	12,428
		37,306
Switzerland (5.8%)
Bucher Industries AG (Registered)	36,788	8,411
Galenica AG (Registered)	17,493	7,598
Kaba Holding AG, Class B	26,613	8,320
LEM Holding SA (Registered)	14,499	4,100
Medisize Holding AG	56,070	3,960
Schindler Holding AG	78,924	5,045
Sia Abrasives Holding AG (Registered)	16,443	5,795
Zehnder Group AG, Class B	2,028	3,366
		46,595
United Kingdom (13.3%)
Ark Therapeutics Group plc	(a)2,378,983	4,434
Britvic plc	2,404,904	16,482
Cattles plc	694,042	4,059
IMI plc	969,959	7,531
Luminar Group Holdings plc	1,476,685	12,588
Meggitt plc	750,876	4,942
Premier Foods plc	4,794,264	19,398
Rotork plc	289,435	5,540
Spirax-Sarco Engineering plc	337,221	5,861
William Hill plc	801,723	8,315
Wincanton plc	2,320,375	17,031
		106,181
Total Common Stocks (Cost $727,180)		782,661
Total Investments (98.3%) (Cost $727,180)		(v)782,661
Other Assets in Excess of Liabilities (1.7%)		13,389
Net Assets (100%)		$796,050

(a)	Non-income producing security
(d)	Securities were valued at fair value — At December 31, 2007, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.

(i)

Restricted security valued at fair value and not registered under the Securities Act of 1933. SCS Standard Computersysteme AG was acquired 4/04 and has a current cost basis of $0. At December 31, 2007, this security had a market value of $0, representing 0.0% of net assets.

(l)	Security has been deemed illiquid at December 31, 2007.
(v)

The approximate market value and percentage of the investments, $782,661,000 and 100.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	65	$ 57	1/2/08	USD	57	$ 57	$@—
AUD	564	495	1/3/08	USD	495	495	@—
CHF	317	280	1/3/08	USD	280	280	@—
CHF	2,194	1,938	1/3/08	USD	1,951	1,951	13
DKK	9,148	1,794	1/2/08	USD	1,765	1,765	(29)
DKK	699	137	1/2/08	USD	138	138	1
DKK	4,993	979	1/3/08	USD	984	984	5
EUR	1,786	2,611	1/2/08	USD	2,570	2,570	(41)
EUR	247	361	1/2/08	USD	358	358	(3)
EUR	460	673	1/2/08	USD	662	662	(11)
EUR	1,637	2,393	1/2/08	USD	2,406	2,406	13
EUR	1,698	2,482	1/2/08	USD	2,500	2,500	18
EUR	1,658	2,424	1/3/08	USD	2,436	2,436	12
GBP	851	1,694	1/2/08	USD	1,702	1,702	8
HKD	1,240	159	1/2/08	USD	159	159	@—
JPY	15,257	137	1/7/08	USD	134	134	(3)
JPY	651,703	5,836	1/7/08	USD	5,766	5,766	(70)
JPY	575,838	5,158	1/8/08	USD	5,146	5,146	(12)
NOK	8,339	1,536	1/2/08	USD	1,497	1,497	(39)
NOK	4,193	772	1/2/08	USD	753	753	(19)
NOK	1,464	269	1/2/08	USD	270	270	1
NOK	4,417	814	1/3/08	USD	814	814	@—
NOK	16,015	2,950	1/4/08	USD	2,959	2,959	9
NZD	18	14	1/3/08	USD	14	14	@—
NZD	156	120	1/4/08	USD	121	121	1
SEK	18,137	2,806	1/2/08	USD	2,756	2,756	(50)
SEK	4,694	726	1/2/08	USD	733	733	7
SEK	7,220	1,117	1/3/08	USD	1,122	1,122	5
		$40,732				$40,548	$(184)

AUD	—	Australian Dollar
CHF	—	Swiss Franc
DKK	—	Danish Krona
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	United States Dollar

80	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Disciplined Large Cap Value Active Extension Portfolio

*    Minimum Investment

**  Commenced operations on May 31, 2007

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Multi-Cap Value Funds Index(2)

Total Returns(3)
Cumulative
Since
Inception(5)

Portfolio – Class A (4)	(13.93)%
Russell 1000® Value Index	(8.22)
Lipper Multi-Cap Value Funds Index	(9.18)

Portfolio – Class B (4)	(14.06)
Russell 1000® Value Index	(8.22)
Lipper Multi-Cap Value Funds Index	(9.18)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on May 31, 2007
(5)

For comparative purposes, cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Disciplined Large Cap Value Active Extension Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of large capitalization companies. The Adviser seeks to construct a diversified portfolio primarily consisting of undervalued, large capitalization equity securities using quantitative security selection models that attempt to identify securities that are undervalued, have attractive operating attributes and improving market price behaviors. The Portfolio primarily invests in common stocks but may also invest in preferred stocks, convertible securities and warrants. In addition to purchasing equity securities (i.e., taking long positions), the Adviser attempts to identify stocks in the Adviser’s large

81

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Disciplined Large Cap Value Active Extension Portfolio

capitalization universe that it believes will underperform relative to the average stock in the universe and will sell these securities short on behalf of the Portfolio. Short sales expose the Portfolio to the risk that it will be required to cover its short positions at a time when securities have appreciated in value, thus resulting in a loss to the portfolio. Leverage may cause the Portfolio’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of Portfolio’s securities. The Portfolio cannot assure you that the use of leverage will result in a higher return on your investment.

Performance

For the period from May 31, 2007 (commencement of operations) to December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -13.93%, net of fees, for Class A shares and -14.06%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Russell 1000® Value Index (the “Index”) which returned -8.22% for the same period.

Factors Affecting Performance

•                  Although the broad stock market advanced during the year, value stocks overall significantly lagged behind their growth counterparts. Over the period, investors favored larger companies perceived to have better potential of sustainable above-average growth in a volatile economic environment impacted by a deteriorating housing market, declining consumer spending, high oil prices and uncertainty surrounding future corporate profitability.

•                  The Portfolio’s quantitative stock selection models are based on valuation, operating and trading (12-month momentum) factors. Against the market backdrop in which value underperformed growth, the Portfolio’s active exposure to valuation factors such as relatively higher book-to-price and trailing earnings yield hindered overall performance relative to the Index for the period from May 31, 2007 (the Portfolio’s inception) through December 31, 2007.

•                  The largest detractor from relative returns came from security selection within the financials sector. Here, the Portfolio’s long positions in banks unfortunately overshadowed the benefits gained from its short positions. Further dampening performance were individual stock positions within the consumer staples sector, predominately on the long side.

•                  In contrast, the models’ emphasis on stocks with attractive long-term price momentum (measured over a 12-month period) contributed to the Portfolio’s relative performance. Stocks with good long-term price momentum benefited in this recent market environment, where market participants tended to react strongly to news, thereby creating short-term price volatility.

•                  The information technology sector had the largest positive impact on relative returns, primarily due to favorable short positions. Furthermore, the Portfolio’s long holdings in the health care sector also added to relative performance, especially those within the health care equipment and services industry group.

Management Strategies

•                  In actively managing the portfolio, we apply a bottom-up, quantitative approach. The process for identifying securities to hold long and to short encompasses proprietary, robust quantitative models of valuation (including price relative to trailing earnings), operating (including change in shares outstanding) and momentum (including growth rate in twelve-month price) factors.

•                  We use history as a guide to the future—historical testing is an essential part of our research process. The models we use are designed to favor long-term trends and be less reactive to short-term fluctuations.

•                  At the close of the period, energy and industrials represented the largest sector overweights in the Portfolio while health care and financials represented the largest sector underweights.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6),

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Disciplined Large Cap Value Active Extension Portfolio

then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$ 892.00	$10.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,013.76	11.52

Class B
Actual	1,000.00	892.40	11.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,012.70	12.58
*

Expenses are equal to Class A and Class B annualized net expense ratios of 2.27% and 2.48%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Disciplined Large Cap Value Active Extension

	Shares	Value (000)
Long Positions (126.1%)
Common Stocks (126.1%)
Aerospace (2.5%)
Northrop Grumman Corp.	(q)1,572	$124
Raytheon Co.	(q)1,752	106
		230
Auto Trucks & Parts (1.0%)
Paccar, Inc.	(q)1,703	93
Banks: Outside New York City (6.1%)
City National Corp.	(q)1,501	89
Comerica, Inc.	(q)2,049	89
National City Corp.	(q)4,446	73
Northern Trust Corp.	1,232	95
Popular, Inc.	(q)5,338	57
U.S. Bancorp	135	4
UnionBanCal Corp.	1,829	89
Wells Fargo & Co.	(q)2,321	70
		566
Beverages: Brewers (Wineries) (0.7%)
Molson Coors Brewing Co., Class B	(q)1,328	69
Beverages: Soft Drinks (1.2%)
Coca-Cola Enterprises, Inc.	4,107	107
Biotechnology Research & Production (1.1%)
Charles River Laboratories International, Inc.	(a)(q)1,544	102
Cable Television Services (1.6%)
Liberty Global, Inc., Class A	(a)828	32
Liberty Media Corp. - Capital, Class A	(a)973	113
		145
Chemicals (3.4%)
Dow Chemical Co. (The)	(q)3,474	137
Eastman Chemical Co.	(q)1,562	95
Lubrizol Corp.	(q)1,567	85
		317
Communications & Media (1.3%)
CBS Corp., Class B	(q)4,305	117
Time Warner, Inc.	158	3
		120
Communications Technology (1.1%)
Embarq Corp.	2,041	101
Computer Services Software & Systems (1.4%)
Computer Sciences Corp.	(a)1,802	89
Juniper Networks, Inc.	(a)741	24
Lexmark International, Inc., Class A	(a)(q)592	21
		134
Computer Technology (2.4%)
Hewlett-Packard Co.	(q)1,820	92
International Business Machines Corp.	(q)1,207	130
		222
Containers & Packaging: Metal & Glass (1.1%)
Owens-Illinois, Inc.	(a)(q)1 ,981	98
Cosmetics (1.0%)
Alberto-Culver Co.	3,915	96
Diversified Financial Services (10.8%)
Bank of America Corp.	(q)4,277	$177
Bank of New York/Mellon Corp. (The)	(q)2,879	140
Citigroup, Inc.	(q)8,553	252
Goldman Sachs Group, Inc. (The)	(q)645	139
JPMorgan Chase & Co.	(q)2,887	126
Merrill Lynch & Co., Inc.	(q)2,378	128
Wachovia Corp.	(q)994	38
		1,000
Drugs & Pharmaceuticals (2.6%)
Johnson & Johnson	(q)1,369	91
Pfizer, Inc.	(q)6,664	152
		243
Electrical Equipment & Components (1.0%)
Energizer Holdings, Inc.	(a)(q)836	94
Electronics: Semi-Conductors/Components (1.8%)
Arrow Electronics, Inc.	(a)(q)2,487	98
Intersil Corp., Class A	2,774	68
		166
Energy Equipment (0.8%)
Ensco International, Inc.	(q)1,294	77
Energy — Miscellaneous (2.8%)
Devon Energy Corp.	(q)1,583	141
Occidental Petroleum Corp.	204	16
Valero Energy Corp.	(q)1,532	107
		264
Financial — Miscellaneous (3.0%)
Axis Capital Holdings, Ltd.	733	29
Countrywide Financial Corp.	(q)5,371	48
Fannie Mae	(q)794	32
MGIC Investment Corp.	(q)2,980	67
PartnerRe, Ltd.	364	30
PMI Group, Inc. (The)	(q)2,902	38
Radian Group, Inc.	(q)3,110	36
		280
Foods (2.6%)
JM Smucker Co. (The)	1,875	96
Kraft Foods, Inc., Class A	94	3
Seaboard Corp.	(q)46	68
Tyson Foods, Inc., Class A	(q)5,069	78
		245
Forest Products (1.0%)
Plum Creek Timber Co., Inc. REIT	2,062	95
Health Care Services (2.1%)
Aetna, Inc.	1,752	101
Coventry Health Care, Inc.	(a)1,630	97
		198
Homebuilding (2.5%)
KB Home	(q)2,781	60
MDC Holdings, Inc.	2,438	91
NVR, Inc.	(a)(q)147	77
		228

84	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Disciplined Large Cap Value Active Extension

	Shares	Value (000)
Insurance: Life (2.0%)
Cigna Corp.	(q)1,715	$92
Nationwide Financial Services	(q)1,978	89
		181
Insurance: Multi-Line (7.5%)
American International Group, Inc.	(q)1,475	86
American National Insurance Co.	(q)168	20
Assurant, Inc.	1,595	107
Hartford Financial Services Group, Inc. (The)	1,400	122
Loews Corp.	(q)2,527	127
MetLife, Inc.	(q)2,108	130
Unitrin, Inc.	(q)2,095	101
		693
Insurance: Property & Casualty (2.9%)
Fidelity National Financial, Inc., Class A	(a)5,038	73
Safeco Corp.	(q)1,778	99
Transatlantic Holdings, Inc.	1,290	94
		266
Investment Management Companies (2.6%)
Ameriprise Financial, Inc.	(q)1,856	102
Lehman Brothers Holdings, Inc.	(q)2,180	143
		245
Leisure Equipment & Products (0.6%)
Brunswick Corp.	3,125	53
Machinery & Engineering (0.5%)
AGCO Corp.	(a)(q)710	48
Machinery: Engines (1.0%)
Cummins, Inc.	(q)721	92
Manufacturing (2.3%)
Eaton Corp.	(q)1,163	113
SPX Corp.	(q)962	99
		212
Multi-Sector Companies (6.3%)
General Electric Co.	(q)10,111	375
Honeywell International, Inc.	(q)1,780	109
Tyco International, Ltd.	(q)2,540	101
		585
Office Furniture & Business Equipment (1.2%)
Xerox Corp.	(q)6,634	107
Oil: Integrated (15.2%)
Chevron Corp.	(q)3,842	359
ConocoPhillips	(q)2,794	247
ExxonMobil Corp.	(q)6,922	648
Marathon Oil Corp.	2,490	151
		1,405
Paints & Coatings (0.9%)
Sherwin Williams Co. (The)	1,400	81
Production Technology Equipment (0.6%)
Novellus Systems, Inc.	(a)(q)2,006	55
Publishing: Newspapers (1.1%)
Gannett Co., Inc.	(q)2,582	101
Real Estate Investment Trusts (REIT) (1.2%)
Colonial Properties Trust REIT	1,009	$23
HRPT Properties Trust REIT	11,800	91
		114
Retail (1.8%)
Dollar Tree Stores, Inc.	(a)(q)2,621	68
Expedia, Inc.	(a)(q)3,106	98
McDonald’s Corp.	65	4
		170
Services: Commercial (2.2%)
Avis Budget Group, Inc.	(a)(q)4,427	57
Convergys Corp.	(a)(q)2,719	45
Hewitt Associates, Inc., Class A	(a)(q)2,537	97
		199
Soaps & Household Chemicals (1.2%)
Procter & Gamble Co.	(q)1,564	115
Textile Apparel Manufacturers (0.8%)
Jones Apparel Group, Inc.	(q)4,638	74
Textile Products (1.0%)
Mohawk Industries, Inc.	(a)(q)1,219	91
Tobacco (1.3%)
Altria Group, Inc.	(q)288	22
Loews Corp. - Carolina Group	1,147	98
		120
Transportation — Miscellaneous (1.1%)
Overseas Shipholding Group, Inc.	1,415	105
Truckers (0.2%)
YRC Worldwide, Inc.	(a)(q)983	17
Utilities: Electrical (5.7%)
Alliant Energy Corp.	(q)2,379	97
DTE Energy Co.	(q)2,080	91
FirstEnergy Corp.	(q)521	38
Pepco Holdings, Inc.	(q)3,505	103
PG&E Corp.	(q)2,491	107
TECO Energy, Inc.	(q)5,609	97
		533
Utilities — Miscellaneous (1.7%)
Dynegy, Inc., Class A	(a)9,399	67
Reliant Energy, Inc.	(a)(q)3,564	94
		161
Utilities: Telecommunications (6.3%)
AT&T, Inc.	(q)6,306	262
CenturyTel, Inc.	(q)2,354	98
Telephone & Data Systems, Inc.	(q)1,526	95
Verizon Communications, Inc.	(q)2,959	129
		584
Total Common Stocks (Cost $12,491)		11,697
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $83)	(o)83,379	83

The accompanying notes are an integral part of the financial statements.	85

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Disciplined Large Cap Value Active Extension

		Value (000)
Total Investments (127.0%) (Cost $12,574)		$11,780
Liabilities in Excess of Other Assets (-27.0%)		(2,501)
Net Assets (100%)		$9,279
	Shares
Short Positions (28.6%)*
Common Stocks (28.6%)
Advertising Agencies (1.4%)
Interpublic Group of Cos., Inc.	(a)7,670	62
R.H. Donnelley Corp.	(a)1,726	63
		125
Banks: Outside New York City (2.1%)
Bancorpsouth, Inc.	2,715	64
Cullen/Frost Bankers, Inc.	1,242	63
First Horizon National Corp.	680	12
Fulton Financial Corp.	5,291	60
		199
Biotechnology Research & Production (1.1%)
Amgen, Inc.	(a)824	38
Applera Corp. - Applied Biosystems Group	1,888	64
		102
Chemicals (0.7%)
Cabot Corp.	1,981	66
Communications & Media (1.5%)
News Corp, Inc., Class A	2,369	48
Regal Entertainment Group, Class A	3,520	64
Walt Disney Co. (The)	693	22
		134
Communications Technology (0.7%)
JDS Uniphase Corp.	(a)4,976	66
Computer Services Software & Systems (1.9%)
QLogic Corp.	(a)4,647	66
Unisys Corp.	(a)11,949	57
Virgin Media, Inc.	3,113	53
		176
Computer Technology (0.5%)
Sun Microsystems, Inc.	(a)2,588	47
Consumer Staples — Miscellaneous (0.8%)
Clorox Co.	1,082	71
Electrical & Electronics (0.7%)
Molex, Inc.	2,461	67
Electronics: Semi-Conductors/Components (2.1%)
Advanced Micro Devices, Inc.	(a)5,077	38
Atmel Corp.	(a)15,074	65
Integrated Device Technology, Inc.	(a)4,755	54
Micron Technology, Inc.	(a)5,103	37
		194
Finance Companies (0.8%)
People’s United Financial, Inc.	4,114	73
Foods (0.7%)
McCormick & Co., Inc.	1,778	67
Health Care Facilities (0.6%)
Brookdale Senior Living, Inc.	2,033	58
Health Care Providers & Services (0.1%)
Tenet Healthcare Corp.	(a)1,109	$6
Insurance: Property & Casualty (0.1%)
Wesco Financial Corp.	18	7
Investment Management Companies (1.3%)
Allied Capital Corp.	2,407	52
Investment Technology Group, Inc.	(a)1,527	72
		124
Machine Tools (0.7%)
Snap-On, Inc.	1,380	67
Medical & Dental Instruments & Supplies (0.3%)
Boston Scientific Corp.	(a)2,066	24
Real Estate Investment Trusts (REIT) (3.6%)
BRE Properties, Inc. REIT	95	4
CBL & Associates Properties, Inc. REIT	1,456	35
Douglas Emmett, Inc. REIT	401	9
Essex Property Trust, Inc. REIT	126	12
Federal Realty Investments Trust REIT	572	47
Health Care, Inc. REIT	1,155	52
Hospitality Properties Trust REIT	1,742	56
Host Hotels & Resorts, Inc. REIT	1,882	32
Regency Centers Corp. REIT	397	25
Taubman Centers, Inc. REIT	1,262	62
		334
Retail (1.2%)
Liberty Media Corp. - Interactive, Class A	(a)(q)3,176	61
Rite Aid Corp.	(a)18,020	50
		111
Savings & Loan (1.4%)
Capitol Federal Financial	2,127	66
Sovereign Bancorp, Inc.	5,232	60
		126
Services: Commercial (1.1%)
Cintas Corp.	1,317	44
Hertz Global Holdings, Inc.	(a)3,871	62
		106
Utilities: Cable TV & Radio (1.1%)
Cablevision Systems Corp.	(a)2,559	63
Comcast Corp., Class A	(a)2,377	43
		106
Utilities: Electrical (0.7%)
Hawaiian Electric Industries, Inc.	2,881	66
Utilities: Gas Pipelines (0.7%)
UGI Corp.	2,424	66
Utilities: Water (0.7%)
Aqua America, Inc.	2,930	62
Total Short Positions (Cost $2,977)		$2,650

86	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Disciplined Large Cap Value Active Extension

*                                       Percentages are based on Net Assets.

(a)                                Non-income producing security.

(o)                               See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(q)                              Securities are pledged with a broker as collateral for short sales.

REIT                Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.	87

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Focus Equity Portfolio

*    Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio – Class A (4)	24.02%	15.98%	6.58%	13.41%
Russell 1000® Growth Index	11.81	12.11	3.83	9.03
Lipper Large-Cap Growth Funds Index	14.97	12.06	3.64	8.54

Portfolio – Class B (5)	23.70	15.68	6.33	10.82
Russell 1000® Growth Index	11.81	12.11	3.83	7.27
Lipper Large-Cap Growth Funds Index	14.97	12.06	3.64	6.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)            The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)            The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)            Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)            Commenced operations on March 8, 1995

(5)            Commenced operations on January 2, 1996

(6)            For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Focus Equity Portfolio (the “Portfolio”) seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies. The Portfolio’s concentration of its assets in a small number of issuers will subject it to greater risks.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value per share of 24.02%, net of fees, for Class A shares and 23.70%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned 11.81%.

Factors Affecting Performance

•                  The broad equity market made a modest gain for the12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. During the summer, the subprime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened, liquidity decreased and consumer spending declined, particularly as gasoline prices once again surged upward. In response to this

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Focus Equity Portfolio

rising volatility, the Federal Reserve began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in the coming year.

•                  In this environment, the market demonstrated a preference for growth equities over value equities, as well as for large- and mid-capitalization stocks.

•                  For the 12-month period, the Portfolio’s outperformance was driven by stock selection, while sector allocations detracted. It should be noted that sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions.

•                  The technology sector had the largest positive impact on performance for the period. Here, stock selection in the communications technology and computer technology sectors greatly added to relative returns, and offset the negative influence of an underweight allocation.

•                  In the materials and processing sector, an overweight allocation together with a single holding in an agricultural fishing and ranching company significantly helped performance. Additionally, security selection in the consumer discretionary sector was advantageous. Favorable investment in retail, consumer electronics, and hotel/motel companies more than made up for the negative effect of the sector’s overweight position.

•                  In contrast, the financial services sector had the most unfavorable impact on performance due to security selection. Selection in financial data processing companies and a single holding in a financial information services company were the primary detractors.

•                  The Portfolio’s zero exposure to the consumer staples sector was also disadvantageous to performance, as was an underweight allocation in the producer durables sector.

Management Strategies

•                  It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•                  At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the multi-industry and financial services sectors. The multi-industry sector (which includes conglomerates) was overweight versus the Index, and the financial services sector was weighted in-line with the Index.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Focus Equity Portfolio

transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$1,117.40	$5.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

Class B
Actual	1,000.00	1,115.70	6.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

*Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Focus Equity Portfolio

	Shares	Value (000)
Common Stocks (93.6%)
Air Transport (1.9%)
Expeditors International Washington, Inc.	7,266	$ 325
Building: Cement (2.9%)
Cemex S.A.B. de C.V. ADR	(a)18,674	483
Casinos & Gambling (3.9%)
Wynn Resorts Ltd.	5,901	662
Chemicals (8.8%)
Monsanto Co.	13,187	1,473
Communications Technology (11.5%)
America Movil S.A.B. de C.V., Class L ADR	11,692	718
Cisco Systems, Inc.	(a)15,006	406
Research In Motion Ltd.	(a)7,161	812
		1,936
Computer Services Software & Systems (12.4%)
Baidu.com ADR	(a)1,104	431
Google, Inc., Class A	(a)1,959	1,354
Tencent Holdings Ltd.	40,000	298
		2,083
Computer Technology (3.8%)
Apple, Inc.	(a)3,237	641
Diversified Financial Services (3.0%)
CME Group, Inc.	745	511
Energy — Miscellaneous (7.8%)
Ultra Petroleum Corp.	(a)18,201	1,301
Financial — Miscellaneous (6.3%)
American Express Co.	10,442	543
Berkshire Hathaway, Inc., Class B	(a)108	512
		1,055
Insurance: Multi-Line (3.9%)
Loews Corp.	12,955	652
Real Estate (5.0%)
Brookfield Asset Management, Inc., Class A	23,590	841
Restaurants (2.9%)
Starbucks Corp.	(a)23,482	481
Retail (8.5%)
Abercrombie & Fitch Co.	5,117	409
Amazon.com, Inc.	(a)10,884	1,008
		1,417
Services: Commercial (6.2%)
Corporate Executive Board Co.	4,379	263
eBay, Inc.	(a)23,250	772
		1,035
Shipping (2.6%)
C.H. Robinson Worldwide, Inc.	7,915	428
Wholesalers (2.2%)
Li & Fung Ltd.	92,000	368
Total Common Stocks (Cost $12,362)		15,692
Short-Term Investment (6.8%)
Investment Company (6.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio
— Institutional Class (Cost $1,147)	(o)1,147,002	$ 1,147
Total Investments (100.4%) (Cost $13,509)		(v)16,839
Liabilities in Excess of Other Assets (-0.4%)		(74)
Net Assets (100%)		$16,765

(a)	Non-income producing security.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of the investments, $666,000 and 4.0%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	91

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Large Cap Relative Value Portfolio

*    Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Large-Cap Value Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)

Portfolio – Class A (4)	2.90%	14.70%	7.82%	10.90%
Russell 1000® Value Index	(0.17)	14.63	7.68	12.03
Lipper Large-Cap Value Funds Index	2.46	13.04	6.12	10.72

Portfolio – Class B (5)	2.72	14.40	7.56	10.07
Russell 1000® Value Index	(0.17)	14.63	7.68	10.81
Lipper Large-Cap Value Funds Index	2.46	13.04	6.12	8.96

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on January 31, 1990
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Large Cap Relative Value Portfolio (the “Portfolio”) seeks high total return by investing primarily in equity securities that the Advisor believes to be undervalued relative to the stock market in general at the time of purchase. Investments in foreign markets entail special risks such as currency, political, economic, and market risks.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 2.90%, net of fees, for Class A shares and 2.72%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

benchmark, the Russell 1000® Value Index (the “Index”) which returned -0.17%.

Factors Affecting Performance

•                 The broad stock market had a modest gain for the year; however, value stocks lagged the broad average. Investors began to favor growth stocks, as economic and market outlooks were dampened by high oil prices, diminished consumer spending, a weak housing market, and concerns about corporate profitability.

•                 Relative to the Index, the Portfolio benefited primarily from an underweight to the financial sector (although we note that all sector weights are a result of our bottom-up stock selection process and are not intentional top-down allocations). Through limited exposures to regional banks and diversified financial companies, and no holdings in real estate investment trusts, the Portfolio had minimal exposure to the damage caused by the subprime mortgage collapse.

•                 The materials sector also bolstered relative performance, but this was primarily due to a single holding which generates a larger share of its business in the health care sector than in the materials sector.

•                 An overweight in the consumer staples sector contributed positively to relative returns as well.

•                 Detractors from performance included an underweight in the energy sector.

•                 Stock selection in the technology sector was another area of weakness, due to holdings in hardware and equipment, software and services, and semiconductor companies.

Management Strategies

•                 We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Large Cap Relative Value Portfolio

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 —December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$ 956.60	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.88	3.36

Class B
Actual	1,000.00	955.50	4.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.62	4.63

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.66% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Large Cap Relative Value Portfolio

		Value
	Shares	(000)
Common Stocks (98.1%)
Aerospace (1.6%)
Raytheon Co.	73,450	$ 4,458
Automobiles (0.5%)
Honda Motor Co., Ltd. ADR	43,630	1,446
Banks: Outside New York City (1.0%)
PNC Financial Services Group, Inc.	41,710	2,738
Beverages: Soft Drinks (1.9%)
Coca Cola Co. (The)	89,230	5,476
Chemicals (4.4%)
Bayer AG ADR	121,910	11,117
E.I. Du Pont de Nemours & Co.	35,730	1,575
		12,692
Communications & Media (4.9%)
Time Warner, Inc.	427,649	7,060
Viacom, Inc., Class B	(a)158,146	6,946
		14,006
Communications Technology (2.2%)
Alcatel-Lucent ADR	433,650	3,174
Cisco Systems, Inc.	(a)63,260	1,713
Embarq Corp.	31,416	1,556
		6,443
Computer Services Software & Systems (0.9%)
Oracle Corp.	(a)36,300	820
Symantec Corp.	(a)104,430	1,685
		2,505
Computer Technology (1.3%)
EMC Corp.	(a)35,800	663
Hewlett-Packard Co.	63,679	3,215
		3,878
Consumer Electronics (1.5%)
Sony Corp. ADR	14,300	777
Yahoo!, Inc.	(a)152,418	3,545
		4,322
Consumer Staples — Miscellaneous (0.6%)
Kimberly-Clark Corp.	23,130	1,604
Cosmetics (0.6%)
Estee Lauder Co., Inc. (The)	39,060	1,703
Diversified Financial Services (5.8%)
Bank of America Corp.	61,059	2,519
Citigroup, Inc.	118,454	3,487
JPMorgan Chase & Co.	199,184	8,694
Merrill Lynch & Co., Inc.	34,677	1,862
		16,562
Drugs & Pharmaceuticals (14.0%)
Abbott Laboratories	142,520	8,003
Bristol-Myers Squibb Co.	225,000	5,967
Eli Lilly & Co.	92,790	4,954
Novartis AG ADR	52,920	2,874
Pfizer, Inc.	49,990	1,136
Roche Holding AG ADR	42,600	3,680
Schering-Plough Corp.	320,510	8,538
Wyeth	114,820	$ 5,074
		40,226
Electronics: Instruments Gauges & Meters (0.5%)
Applera Corp. - Applied Biosystems Group	42,600	1,445
Electronics: Semi-Conductors/Components (1.8%)
Intel Corp.	153,991	4,105
Micron Technology, Inc.	(a)164,920	1,196
		5,301
Energy Equipment (1.6%)
Schlumberger Ltd.	46,570	4,581
Energy — Miscellaneous (2.2%)
Devon Energy Corp.	14,980	1,332
Occidental Petroleum Corp.	65,300	5,027
		6,359
Financial — Miscellaneous (3.5%)
Freddie Mac	95,496	3,254
Marsh & McLennan Cos., Inc.	251,265	6,651
		9,905
Foods (5.4%)
Cadbury Schweppes plc ADR	88,660	4,377
ConAgra Foods, Inc.	66,470	1,581
Kraft Foods, Inc.	112,528	3,672
Unilever N.V.	158,210	5,769
		15,399
Insurance: Life (0.3%)
Cigna Corp.	18,690	1,004
Insurance: Multi-Line (1.5%)
Aegon N.V. (Registered)	77,950	1,367
Hartford Financial Services Group, Inc.	34,970	3,049
		4,416
Insurance: Property & Casualty (3.4%)
Chubb Corp.	88,970	4,856
Travelers Cos., Inc. (The)	93,705	5,041
		9,897
Investment Management Companies (0.4%)
Lehman Brothers Holdings, Inc.	15,902	1,041
Manufacturing (3.3%)
Siemens AG ADR	45,360	7,138
Tyco International, Ltd.	60,155	2,385
		9,523
Materials & Processing — Miscellaneous (1.6%)
Newmont Mining Corp.	91,950	4,490
Medical & Dental Instruments & Supplies (1.3%)
Boston Scientific Corp.	(a)145,310	1,690
Covidien Ltd.	48,145	2,132
		3,822
Multi-Sector Companies (2.3%)
General Electric Co.	175,870	6,520
Oil: Integrated (5.6%)
ConocoPhillips	58,840	5,195
ExxonMobil Corp.	41,620	3,899
Marathon Oil Corp.	15,000	913

The accompanying notes are an integral part of the financial statements.	95

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Large Cap Relative Value Portfolio

		Value
	Shares	(000)
Royal Dutch Shell plc ADR	74,070	$ 6,237
		16,244
Restaurants (0.5%)
Starbucks Corp.	(a)67,800	1,388
Retail (4.9%)
Home Depot, Inc. (The)	51,050	1,375
McDonald’s Corp.	26,680	1,572
Office Depot, Inc.	(a)91,298	1,270
Rite Aid Corp.	(a)212,940	594
Wal-Mart Stores, Inc.	195,170	9,277
		14,088
Securities Brokerage & Services (2.2%)
Bear Stearns Cos., Inc. (The)	33,301	2,939
Charles Schwab Corp. (The)	128,032	3,271
		6,210
Soaps & Household Chemicals (1.2%)
Procter & Gamble Co.	48,020	3,526
Tobacco (1.5%)
Altria Group, Inc.	58,430	4,416
Utilities: Cable TV & Radio (0.7%)
Comcast Corp., Class A	(a)102,723	1,876
Utilities: Electrical (6.0%)
American Electric Power Co., Inc.	131,290	6,113
Entergy Corp.	60,092	7,182
FirstEnergy Corp.	53,760	3,889
		17,184
Utilities: Gas Pipelines (0.7%)
Williams Cos., Inc.	56,600	2,025
Utilities: Telecommunications (4.5%)
France Telecom S.A. ADR	90,930	3,240
Sprint Nextel Corp.	92,409	1,213
Verizon Communications, Inc.	195,639	8,548
		13,001
Total Common Stocks (Cost $248,521)		281,720
Investment Company (1.0%)
iShares MSCI Japan Index Fund (Cost $2,976)	204,080	2,712
Short-Term Investment (1.7%)
Investment Company (1.7%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $4,943)	(o)4,942,781	4,943
Total Investments (100.8%) (Cost $256,440)		289,375
Liabilities in Excess of Other Assets (-0.8%)		(2,304)
Net Assets (100%)		$ 287,071

(a)	Non-income producing security.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
ADR	American Depositary Receipt

96	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Small Company Growth Portfolio

*    Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(6)

Portfolio – Class A (4)	3.04%	17.59%	13.63%	12.85%
Russell 2000® Growth Index	7.05	16.50	4.32	7.65
Lipper Small-Cap Growth Funds Index	9.68	15.44	6.79	10.40

Portfolio – Class B (5)	2.81	17.30	13.34	12.31
Russell 2000® Growth Index	7.05	16.50	4.32	5.57
Lipper Small-Cap Growth Funds Index	9.68	15.44	6.79	8.00

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)            The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)            The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)            Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and expense reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)            Commenced operations on November 1, 1989

(5)            Commenced operations on January 2, 1996

(6)            For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Small Company Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Small Company Growth Portfolio

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 3.04%, net of fees, for Class A shares and 2.8 1%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Russell 2000® Growth Index (the “Index”) which returned 7.05%.

Factors Affecting Performance

•      The broad equity market made a modest gain for the 12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. During the summer, the subprime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumers became far more cautious in their expenditures, particularly as gasoline prices once again surged upward.

•      In response to this rising volatility, the Federal Reserve began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in the coming year.

•      In this environment, the market demonstrated a preference for growth equities over value equities; however, small capitalization stocks lagged the broad market as investors sought the relatively more stable earnings potential of larger-cap companies.

•      For the 12-month period, the Portfolio’s underperformance was due to sector allocations, although security selection overall helped to mitigate overall performance. It should be noted that sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions.

•      In the consumer discretionary sector, stock selection together with a large overweight allocation had the largest negative effect on performance. Here, restaurants, consumer electronics, entertainment and leisure time holdings detracted from relative returns, and offset gains made by investments in the education services and retail segments.

•      Security selection in the materials and processing sector also hindered relative returns. A single holding in a construction company hurt performance, as did the Portfolio’s avoidance of fertilizer companies and diversified materials and processing firms. Additionally, an underweight position in the health care sector adversely affected overall performance.

•      However, there were several areas of strength for the Portfolio. The financial services sector offered the greatest contribution to performance due to stock selection, particularly in financial information services firms and real estate investment trusts (REITs).

•      In the autos and transportation sector, investment in a transportation and logistics company, together with a sector underweight, further boosted relative returns. Moreover, the Portfolio’s positioning in the technology sector was advantageous to overall performance.

Management Strategies

•      It is our goal to hold a portfolio of high-quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or a dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•      At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and technology sectors. The financial services sector was overweight versus the Index, and the technology sector was underweight.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Small Company Growth Portfolio

estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$ 972.70	$4.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

Class B
Actual	1,000.00	971.90	6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.00% and 1.25%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Small Company Growth Portfolio

		Value
	Shares	(000)
Common Stocks (99.2%)
Aluminum (1.7%)
Kaiser Aluminum Corp.	384,956	$ 30,596
Biotechnology Research & Production (4.0%)
Alnylam Pharmaceuticals, Inc.	(a)963,471	28,018
Illumina, Inc.	(a)775,359	45,948
		73,966
Building: Cement (4.7%)
Eagle Materials, Inc.	1,456,692	51,684
Texas Industries, Inc.	488,717	34,259
		85,943
Casinos & Gambling (0.2%)
Lakes Entertainment, Inc.	(a)613,119	4,249
Commercial Information Services (1.4%)
Viad Corp.	816,789	25,794
Communications & Media (0.7%)
CKX, Inc.	(a)1,117,557	13,411
Communications Technology (1.9%)
Gmarket, Inc. ADR	(a)743,870	18,522
GSI Commerce, Inc.	(a)793,738	15,478
		34,000
Computer Services Software & Systems (11.0%)
Bankrate, Inc.	(a)351,912	16,923
Blackboard, Inc.	(a)753,873	30,343
comScore, Inc.	(a)453,065	14,784
Equinix, Inc.	(a)359,228	36,307
Forrester Research, Inc.	(a)1,071,769	30,031
IHS, Inc., Class A	(a)441,442	26,734
Longtop Financial Technologies Ltd. ADR	(a)1,163,963	27,563
NetSuite, Inc.	(a)476,767	18,680
		201,365
Consumer Electronics (1.0%)
CNET Networks, Inc.	(a)1,939,946	17,731
Consumer Staples — Miscellaneous (1.1%)
Peet’s Coffee & Tea, Inc.	(a)678,664	19,729
Diversified Financial Services (0.9%)
Information Services Group, Inc.	(a)2,539,066	17,393
Education Services (6.4%)
Ambassadors Group, Inc.	1,092,345	20,001
American Public Education, Inc.	(a)455,647	19,037
Strayer Education, Inc.	465,392	79,386
		118,424
Electronics: Semi-Conductors/Components (1.3%)
Tessera Technologies, Inc.	(a)566,661	23,573
Electronics: Technology (2.5%)
Cogent Communications Group, Inc.	(a)1,932,042	45,809
Engineering & Contracting Services (2.4%)
Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	982,302	43,840
Entertainment (2.9%)
Vail Resorts, Inc.	(a)980,265	52,748
Financial — Miscellaneous (2.9%)
Interactive Data Corp.	1,617,731	53,401
Homebuilding (2.1%)
Gafisa S.A. ADR	(a)1,052,022	$ 39,398
Hotel/Motel (2.4%)
Gaylord Entertainment Co.	(a)1,085,650	43,936
Insurance: Multi-Line (0.7%)
Greenlight Capital Re Ltd., Class A	(a)611,487	12,713
Investment Management Companies (3.2%)
Greenhill & Co., Inc.	827,760	55,030
Pzena Investment Management, Inc., Class A	305,000	3,477
		58,507
Leisure Time (2.6%)
Aruze Corp.	940,900	35,756
Premier Exhibitions, Inc.	(a)1,091,963	11,946
		47,702
Machinery: Industrial/Specialty (1.5%)
Middleby Corp.	(a)368,084	28,203
Medical & Dental Instruments & Supplies (3.6%)
Techne Corp.	(a)1,003,832	66,303
Oil: Crude Producers (2.1%)
Carrizo Oil & Gas, Inc.	(a)398,938	21,842
GMX Resources, Inc.	(a)515,901	16,653
		38,495
Printing & Copying Services (1.5%)
VistaPrint Ltd.	(a)649,907	27,849
Publishing — Miscellaneous (4.4%)
Morningstar, Inc.	(a)1,030,732	80,139
Real Estate Investment Trusts (REIT) (0.5%)
Consolidated-Tomoka Land Co.	137,806	8,638
Restaurants (2.5%)
BJ’s Restaurants, Inc.	(a)1,114,800	18,127
P.F. Chang’s China Bistro, Inc.	(a)1,223,955	27,955
		46,082
Retail (10.8%)
AFC Enterprises, Inc.	(a)1,552,798	17,578
American Apparel, Inc.	(a)1,780,614	26,709
Blue Nile, Inc.	(a)1,149,201	78,215
Citi Trends, Inc.	(a)920,097	14,206
Ctrip.com International Ltd. ADR	505,880	29,073
Dena Co., Ltd.	2,988	14,322
Lululemon Athletica, Inc.	(a)412,005	19,517
		199,620
Services: Commercial (10.6%)
Advisory Board Co. (The)	(a)985,839	63,281
Ambassadors International, Inc.	635,342	9,263
Arbitron, Inc.	371,953	15,462
Corporate Executive Board Co.	448,883	26,978
CoStar Group, Inc.	(a)1,026,052	48,481
Macquarie Infrastructure Co. LLC	791,516	32,080
		195,545
Shoes (1.0%)
Iconix Brand Group, Inc.	(a)892,691	17,550

100	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Small Company Growth Portfolio

		Value
	Shares	(000)
Technology — Miscellaneous (0.7%)
Housevalues, Inc.	(a)1,073,753	$ 3,328
Rediff.com India Ltd. ADR	(a)860,468	9,388
		12,716
Toys (1.4%)
Marvel Entertainment, Inc.	(a)938,501	25,067
Transportation — Miscellaneous (0.6%)
Integrated Distribution Services Group Ltd.	3,785,000	11,491
Total Common Stocks (Cost $1,555,585)		1,821,926
Preferred Stock (0.4%)
Biotechnology Research & Production (0.4%)
Microbia, Inc., Series F (Convertible)
(Cost $7,581)	(d)(l)1,212,976	7,581
Short-Term Investment (0.8%)
Investment Company (0.8%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class (Cost $13,933)	(o)13,933,171	13,933
Total Investments (100.4%) (Cost $1,577,099)		(v)1,843,440
Liabilities in Excess of Other Assets (-0.4%)		(7,418)
Net Assets (100%)		$1,836,022

(a)	Non-income producing security.
(d)	Security was valued at fair value — At December 31, 2007, the Portfolio held approximately $7,581,000 of fair valued securities, representing 0.4% of net assets.
(l)	Security has been deemed illiquid at December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of the investments, $61,569,000 and 3.3%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.	101

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Systematic Active Large Cap Core Portfolio

*	Minimum Investment
* *	Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the S&P 500® Index(1) and the Lipper Large-Cap Core Funds Index(2)

	Total Returns(2)
	Average Annual
	One Year	Since Inception(5)

Portfolio – Class A (4)	6.07%	8.35%
S&P 500® Index	5.49	9.07
Lipper Large-Cap Core Funds Index	6.63	8.61

Portfolio – Class B (4)	5.81	8.09
S&P 500® Index	5.49	9.07
Lipper Large-Cap Core Funds Index	6.63	8.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)            The S&P 500® Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)            The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Core Funds classification.

(3)            Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)            Commenced operations on April 28, 2006

(5)            For comparative purposes, average since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Large Cap Core Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of large capitalization companies.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.07%, net of fees, for Class A shares and 5.81%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the S&P 500® Index (the “Index”) which returned 5.49%.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Large Cap Core Portfolio

Factors Affecting Performance

•                  The 12 months ended December 31, 2007 were characterized by pronounced volatility in stock prices, largely driven by credit market woes and deteriorating economic outlooks. By the third quarter, evidence mounted that the subprime market’s troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth. Although the market rallied each time the Federal Reserve’s (the “Fed”) reduced the target federal funds rate, skepticism quickly returned as investors worried that the Fed’s ability to steer the economy away from recession would be limited by rising inflation pressures. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth. In this environment, large-cap equities outperformed small-caps, and growth beat value for the year overall.

•                  Based on total returns, the Portfolio’s best performing sectors were materials, energy and telecommunication services. The consumer discretionary and financials sectors were the only sectors in the Portfolio with negative returns for the period.

•                  In terms of contribution to the Portfolio’s overall absolute return, the materials and consumer discretionary sectors were the most additive to performance. In materials, the Portfolio’s exposure to metals and mining stocks benefited from a favorable backdrop of a weak U.S. dollar, rising commodity prices for metals and industry consolidation. Positive performance in the consumer discretionary sector stemmed largely from the Portfolio’s holdings in a fast food chain with good earnings throughout the year and a travel services provider that advanced on strong sales. Additionally within the sector, we avoided investment in two home improvement retailers that declined significantly amid the weakening housing market.

•                  Detractors from overall absolute return were primarily in the technology and financials sectors. The Portfolio maintained a below-Index weight in a number of strong-performing technology stocks. In the financials sector, weak performance came from a wide range of holdings, due to their exposure to capital markets, mortgage lending or mortgage loan insurance, and/or investments in subprime mortgage backed securities.

•                  Relative outperformance was driven by the energy sector, which more than offset the relative underperformance of the financials sector.

Management Strategies

•                  We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•                  We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of large-capitalization companies. The model employs three quantitative screens based on the following primary inputs: earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

•                  Accordingly, the stock selection process yielded overweight positions in the consumer discretionary and health care sectors; underweight positions in the consumer staples, energy, financials, industrials, telecommunication services and utilities sectors; and market-weight positions in the technology and materials sectors.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Large Cap Core Portfolio

invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Ending Account	During Period*
	Beginning	Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$978.40	$3.09
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.08	3.16

Class B
Actual	1,000.00	977.70	4.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.82	4.43

*  Expenses are equal to Class A and Class B annualized net expense ratios of 0.62% and 0.87%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*  Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Systematic Active Large Cap Core Portfolio

		Value
	Shares	(000)
Common Stocks (96.6%)
Aerospace & Defense (5.0%)
BE Aerospace, Inc.	(a)(c)767	$ 41
Boeing Co. (The)	368	32
DRS Technologies, Inc.	(c)448	24
General Dynamics Corp.	566	50
Honeywell International, Inc.	543	34
L-3 Communications Holdings, Inc.	295	31
Lockheed Martin Corp.	406	43
Northrop Grumman Corp.	653	51
Raytheon Co.	373	23
		329
Airlines (0.4%)
AMR Corp.	(a)837	12
US Airways Group, Inc.	(a)(c)823	12
		24
Auto Components (0.7%)
Autoliv, Inc.	413	22
BorgWarner, Inc.	496	24
		46
Beverages (1.3%)
Molson Coors Brewing Co., Class B	585	30
Pepsi Bottling Group, Inc.	763	30
PepsiAmericas, Inc.	737	25
		85
Biotechnology (2.0%)
Genzyme Corp.	(a)605	45
Gilead Sciences, Inc.	(a)1,337	62
Invitrogen Corp.	(a)248	23
		130
Capital Markets (3.7%)
Bear Stearns Cos, Inc. (The)	141	12
E*Trade Financial Corp.	(a)(c)1,887	7
Goldman Sachs Group, Inc.	503	108
Lehman Brothers Holdings, Inc.	1,056	69
Merrill Lynch & Co., Inc.	869	47
		243
Chemicals (2.0%)
FMC Corp.	(c)528	29
Monsanto Co.	488	55
Thermo Fisher Scientific, Inc.	(a)802	46
Tronox, Inc., Class B	(c)20	@—
		130
Commercial Banks (0.3%)
Wells Fargo & Co.	636	19
Commercial Services & Supplies (0.2%)
Monster Worldwide, Inc.	(a)390	13
Communications Equipment (2.1%)
Ciena Corp.	(a)(c)697	24
Cisco Systems, Inc.	(a)1,644	44
F5 Networks, Inc.	(a)(c)464	13
Garmin Ltd.	129	13
NII Holdings, Inc.	(a)272	13
QLogic Corp.	(a)888	$ 13
Qualcomm, Inc.	459	18
		138
Computers & Peripherals (6.5%)
Apple, Inc.	(a)550	109
Cognizant Tech Solutions Corp., Class A	(a)367	12
Dell, Inc.	(a)1,288	32
Diebold, Inc.	428	12
Hewlett-Packard Co.	2,789	141
International Business Machines Corp.	1,053	114
Network Appliance, Inc.	(a)508	13
		433
Construction & Engineering (0.6%)
Jacobs Engineering Group, Inc.	(a)385	37
Consumer Finance (0.8%)
American Express Co.	431	22
AmeriCredit Corp.	(a)(c)1,179	15
First Marblehead Corp (The)	(c)1,140	18
		55
Diversified Financial Services (3.0%)
Bank of America Corp.	1,096	45
CIT Group, Inc.	965	23
Citigroup, Inc.	2,356	69
JPMorgan Chase & Co.	816	36
Nasdaq Stock Market, Inc. (The)	(a)574	29
		202
Diversified Telecommunication Services (2.7%)
American Tower Corp., Class A	(a)308	13
AT&T, Inc.	2,892	120
Verizon Communications, Inc.	1,115	49
		182
Electric Utilities (0.8%)
Exelon Corp.	641	52
Electrical Equipment (0.3%)
General Cable Corp.	(a)(c)297	22
Electronic Equipment & Instruments (0.8%)
Amphenol Corp., Class A	595	27
Gamestop Corp., Class A	(a)207	13
Jabil Circuit, Inc.	698	11
		51
Energy (0.2%)
Sunpower Corp., Class A	(a)(c)97	13
Energy Equipment & Services (2.8%)
Energen Corp.	397	26
Halliburton Co.	432	16
National-Oilwell Varco, Inc.	(a)568	42
Pride International, Inc.	(a)408	14
Superior Energy Services, Inc.	(a)1,187	41
Transocean, Inc.	330	47
		186
Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	605	42

The accompanying notes are an integral part of the financial statements.	105

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Large Cap Core Portfolio

		Value
	Shares	(000)
Food & Staples Retailing (cont’d)
CVS/Caremark Corp.	2,372	$ 94
		136
Food Products (0.4%)
Archer-Daniels-Midland Co.	592	27
Gas Utilities (0.5%)
Questar Corp.	569	31
Health Care Equipment & Supplies (0.2%)
HLTH Corp.	(a)971	13
Health Care Providers & Services (4.7%)
Aetna, Inc.	783	45
Davita, Inc.	(a)430	24
Express Scripts, Inc.	(a)498	37
Humana, Inc.	(a)464	35
McKesson Corp.	629	41
Medco Health Solutions, Inc.	(a)346	35
Quest Diagnostics, Inc.	(c)926	49
WebMD Health Corp., Class A	(a)(c)325	13
Wellpoint Health Networks, Inc.	(a)397	35
		314
Hotels, Restaurants & Leisure (2.7%)
Burger King Holdings, Inc.	(c)975	28
Harrah’s Entertainment, Inc.	257	23
Las Vegas Sands Corp.	(a)116	12
McDonald’s Corp.	1,568	92
Starbucks Corp.	(a)626	13
Wynn Resorts Ltd.	110	12
		180
Household Durables (0.9%)
Lennar Corp., Class A	(c)751	13
Pulte Homes, Inc.	1,255	13
Tempur-Pedic International, Inc.	(c)1,199	32
		58
Household Products (1.0%)
Energizer Holdings, Inc.	(a)(c)238	27
Kimberly-Clark Corp.	554	38
		65
Independent Power Producers & Energy Traders (0.3%)
AES Corp. (The)	(a)1,019	22
Industrial Conglomerates (1.3%)
General Electric Co.	2,029	75
UTi Worldwide, Inc.	654	13
		88
IInformation Technology Services (0.4%)
Global Payments, Inc.	(c)541	25
Insurance (6.2%)
AMBAC Financial Group, Inc.	(c)946	24
American Financial Group, Inc.	795	23
American International Group, Inc.	783	46
Chubb Corp.	710	39
CNA Financial Corp.	1,145	39
Hartford Financial Services Group, Inc.	625	54
Loews Corp.	903	45
MBIA, Inc.	(c)628	$ 12
Metlife, Inc.	718	44
Philadelphia Consolidated Holding Corp.	(a)(c)585	23
Prudential Financial, Inc.	335	31
Travelers Cos., Inc. (The)	609	33
		413
Internet & Catalog Retail (0.9%)
Amazon.Com, Inc.	(a)141	13
Coldwater Creek, Inc.	(a)(c)1,909	13
Expedia, Inc.	(a)976	31
		57
Internet Software & Services (2.7%)
Akamai Technologies, Inc.	(a)358	12
eBay, Inc.	(a)1,151	38
Google, Inc., Class A	(a)91	63
McAfee, Inc.	(a)1,422	53
NutriSystem, Inc.	(a)(c)468	13
		179
Machinery (2.5%)
AGCO Corp.	(a)489	33
Deere & Co.	872	81
Joy Global, Inc.	619	41
The Manitowoc Company, Inc.	269	13
		168
Media (1.0%)
DIRECTV Group, Inc. (The)	(a)1,254	29
Walt Disney Co. (The)	730	24
Warner Music Group Corp.	(c)2,072	12
		65
Metals & Mining (2.1%)
Alcoa, Inc.	319	12
Freeport-McMoran Copper & Gold, Inc.	209	21
Rio Tinto plc ADR	83	35
Southern Copper Corp.	(c)326	34
United States Steel Corp.	302	37
		139
Multiline Retail (0.2%)
J.C. Penney Co., Inc.	293	13
Oil, Gas & Consumable Fuels (10.3%)
Anadarko Petroleum Corp.	342	22
Chevron Corp.	908	85
ConocoPhillips	1,428	126
ENSCO International, Inc.	223	13
Exxon Mobil Corp.	2,142	201
Frontier Oil Corp.	308	12
Helix Energy Solutions Group, Inc.	(a)314	13
Hess Corp.	355	36
Marathon Oil Corp.	972	59
Overseas Shipholding Group, Inc.	576	43
Spectra Energy Corp.	473	12
Valero Energy Corp.	907	64
		686

106	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Large Cap Core Portfolio

		Value
	Shares	(000)
Personal Products (0.2%)
Bare Escentuals, Inc.	(a)(c)510	$ 12
Pharmaceuticals (3.0%)
APP Pharmaceuticals, Inc.	(a)(c)1,234	13
Johnson & Johnson	544	36
Merck & Co., Inc.	1,795	104
Sepracor, Inc.	(a)501	13
Teva Pharmaceutical Industries Ltd. ADR	(c)773	36
		202
Road & Rail (1.8%)
Avis Budget Group, Inc.	(a)978	13
Burlington North Santa Fe Corp.	385	32
CSX Corp.	680	30
Union Pacific Corp.	360	45
		120
Semiconductors & Semiconductor Equipment (3.3%)
Cypress Semiconductor Corp.	(a)1,082	39
Integrated Device Technology, Inc.	(a)1,116	12
Intel Corp.	2,799	74
LSI Corp.	(a)2,383	13
MEMC Electronic Materials, Inc.	(a)595	53
Micron Technology, Inc.	(a)1,621	12
Texas Instruments, Inc.	478	16
		219
Software (3.5%)
Electronic Arts, Inc.	(a)217	13
Microsoft Corp.	2,718	97
Oracle Corp.	(a)2,529	57
Salesforce.com, Inc.	(a)666	41
Symantec Corp.	(a)781	13
VMware, Inc., Class A	(a)(c)141	12
		233
Specialty Retail (0.6%)
American Eagle Outfitters, Inc.	1	@—
Chico’s FAS, Inc.	(a)(c)1,308	12
Office Depot, Inc.	(a)953	13
OfficeMax, Inc.	603	13
		38
Textiles, Apparel & Luxury Goods (1.9%)
Coach, Inc.	(a)401	12
CROCS, Inc.	(a)(c)307	11
Guess?, Inc.	321	12
Jones Apparel Group, Inc.	779	13
Liz Claiborne, Inc.	594	12
Nike, Inc., Class B	608	39
Polo Ralph Lauren Corp.	232	15
Urban Outfitters, Inc.	(a)(c)480	13
		127
Thrifts & Mortgage Finance (2.2%)
Countrywide Financial Corp.	(c)2,614	23
Fannie Mae	360	15
Freddie Mac	406	14
MGIC Investment Corp.	(c)1,422	32
PMI Group, Inc. (The)	(c)969	13
Radian Group, Inc.	(c)2,943	$ 34
Sovereign Bancorp, Inc.	1,084	12
Washington Mutual, Inc.	(c)456	6
		149
Tobacco (3.6%)
Altria Group, Inc.	1,965	148
Loews Corp. - Carolina Group	1,075	92
		240
Total Common Stocks (Cost $5,691)		6,409
	Face
	Amount
	(000)
Short-Term Investments (15.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (11.2%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)22	22
Bancaja,
5.35%, 8/12/08	11	11
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)11	11
BASF AG,
5.18%, 8/19/08	(h)11	11
BNP Paribas plc,
4.90%, 5/19/08	(h)22	22
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)45	45
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)22	22
CC USA, Inc.,
3.89%, 1/28/08	(h)11	11
CIT Group Holdings,
5.23%, 6/18/08	(h)40	40
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	152	152
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)22	22
First Tennessee Bank,
5.05%, 8/15/08	(h)11	11
5.06%, 8/15/08	(h)45	45
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)21	21
5.10%, 9/12/08	(h)11	11
HSBC Finance Corp.,
5.26%, 8/5/08	(h)11	11
IBM Corp.,
5.27%, 9/8/08	(h)45	45
Lehman Brothers, Inc.,
4.49%, 1/2/08	19	19
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)22	22
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)33	33
National Bank of Canada,
5.21%, 4/2/08	(h)45	45

The accompanying notes are an integral part of the financial statements.	107

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Large Cap Core Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	$ (h)45	$45
Nationwide Building Society,
4.92%, 7/28/08	(h)26	26
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)24	24
5.26%, 8/8/08	(h)16	16
		743
	Shares
Investment Company (4.2%)
Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class	(o)279,630	280
Total Short Term Investments (Cost $1,023)		1,023
Total Investments (112.0%) (Cost $6,714) including $724 of Securities Loaned		7,432
Liabilities in Excess of Other Assets (-12.0%)		(796)
Net Assets (100%)		$6,636

(a)	Non-income producing security.
(c)	All or portion of security on loan at December 31, 2007.
(h)	Variable/Floating rate security — Interest rate changes on these instruments are based on changes in a designated rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
@	Value is less than $500.
ADR	American Depositary Receipt

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
E-Mini S&P 500 (United States)	4	$295	Mar-08	$@—

108	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Systematic Active Small Cap Core Portfolio

*	Minimum Investment
* *	Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000® Index(1) and the Lipper Small-Cap Core Funds Index(2)

	Total Returns(3)
	Average Annual
	One	Since
	Year	Inception(5)

Portfolio – Class A (4)	(8.35)%	(5.30)%
Russell 2000® Index	(1.57)	1.35
Lipper Small-Cap Core Funds Index	1.92	1.81

Portfolio – Class B (4)	(8.49)	(5.48)
Russell 2000® Index	(1.57)	1.35
Lipper Small-Cap Core Funds Index	1.92	1.81

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The Russell 2000® includes the smallest 2000 securities in the Russell 3000®. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Small-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Core Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 28, 2006
(5)

For comparative purposes, average since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Small Cap Core Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Small Cap Core Portfolio

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -8.35%, net of fees, for Class A shares and -8.49%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Russell 2000®Index (the “Index”) which returned -1.57%.

Factors Affecting Performance

•    The 12 months ended December 31, 2007 were characterized by pronounced volatility in stock prices, largely driven by credit market woes and deteriorating economic outlooks. By the third quarter, evidence mounted that the subprime market’s troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth. Although the market rallied each time the Federal Reserve’s (the “Fed”) reduced the target federal funds rate, skepticism quickly returned as investors worried that the Fed’s ability to steer the economy away from recession would be limited by rising inflation pressures. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth. In this environment, large-cap equities outperformed small-caps, and growth beat value for the year overall.

•    Based on total returns, the Portfolio’s best performing sectors were telecommunication services, health care and energy. Financials and consumer discretionary were the weakest sector performers for the Portfolio during the period.

•    The largest detractors from the Portfolio’s overall absolute return were the industrials and consumer discretionary sectors. Within the industrials sector, exposure to an airline stock hurt performance, owing to the company’s weak earnings, and several temporary employment services providers hampered performance as the outlook for labor trends languished. Consumer discretionary holdings that had a negative influence on return included several specialty retailers, a resort and planned communities developer/operator, and an auto components manufacturer.

•    In contrast, the health care sector contributed positively to the Portfolio’s overall absolute return. Holdings in a generic drug manufacturer and a diagnostic devices maker performed well, due to the companies’ strong earnings during the period.

•    The Portfolio’s relative underperformance was driven primarily by the consumer discretionary and financials sectors.

Management Strategies

•    We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•    We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of small capitalization companies. The model employs three quantitative screens based on the following primary inputs – earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

•    Accordingly, the stock selection process yielded an overweight position in the utilities sector; underweight positions in the consumer discretionary, technology, financials and industrials sectors; and market-weight positions in the energy, health care, materials, telecommunication services and consumer staples sectors.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Small Cap Core Portfolio

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007—December 31, 2007
Class A
Actual	$1,000.00	$868.40	$4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.06	5.19

Class B
Actual	1,000.00	867.90	6.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.82
*

Expenses are equal to Class A and Class B annualized net expense ratios of 1.02% and 1.34%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Systematic Active Small Cap Core Portfolio

	Shares	Value (000)
Common Stocks (89.2%)
Advertising Agencies (0.4%)
InVentiv Health, Inc.	(a)753	$23
Aerospace (0.8%)
AAR Corp.	(a)(c)931	35
MTC Technologies, Inc.	(a)(c)491	12
		47
Air Transport (1.9%)
Alaska Air Group, Inc.	(a)(c)1,387	35
Bristow Group, Inc.	(a)536	30
ExpressJet Holdings, Inc.	(a)3,122	8
Republic Airways Holdings, Inc.	(a)795	15
Skywest, Inc.	882	24
		112
Auto Parts: After Market (0.1%)
Commercial Vehicle Group, Inc.	(a)515	7
Auto Parts: Original Equipment (0.1%)
Noble International, Ltd.	(c)304	5
Auto, Trucks & Parts (0.7%)
American Axle & Manufacturing Holdings, Inc.	1,987	37
Miller Industries, Inc.	(a)562	8
		45
Automobiles (0.3%)
Force Protection, Inc.	(a)1,619	7
Wabash National Corp.	1,020	8
		15
Banks: New York City (0.6%)
Community Bank System, Inc.	(c)1,170	23
Signature Bank/NY	(a)308	10
		33
Banks: Outside New York City (5.2%)
1st Source Corp.	(c)342	6
BankFinancial Corp.	(c)1,550	24
Boston Private Financial Holdings, Inc.	(c)1,220	33
Capital Bancorp Ltd.	393	8
Centennial Bank Holdings, Inc.	(a)(c)3,568	21
First Bancorp/Puerto Rico	(c)4,444	32
First Community Bancorp, Inc./CA	(c)940	39
Franklin Bank Corp./Houston TX	(a)1,824	8
Freemont General Corp.	(a)2,006	7
Hanmi Financial Corp.	913	8
Imperial Capital Bancorp, Inc.	556	10
Independent Bank Corp./MI	820	8
Irwin Financial Corp.	1,049	8
Midwest Banc Holdings, Inc.	629	8
Oriental Financial Group	1,652	22
Security Bank Corp./GA	853	8
Sun Bancorp, Inc./NJ	(a)(c)664	10
Susquehanna Bancshares, Inc.	(c)982	18
Umpqua Holdings Corp.	(c)1,952	30
		308
Biotechnology Research & Production (3.6%)
Albany Molecular Research, Inc.	(a)1,867	27
American Oriental Bioengineering, Inc.	(a)684	$8
Applera Corp. - Celera Group	(a)656	10
Cubist Pharmaceuticals, Inc.	(a)366	7
Idenix Pharmaceuticals, Inc.	(a)2,913	8
InterMune, Inc.	(a)583	8
Kendle International, Inc.	(a)(c)907	44
MannKind Corp.	(a)974	8
Martek Biosciences Corp.	(a)(c)862	26
Momenta Pharmaceuticals, Inc.	(a)1,063	8
Nabi Biopharmaceuticals	(a)(c)5,787	21
Nastech Pharmaceutical, Inc.	(a)1,966	7
Neurocrine Biosciences, Inc.	(a)1,734	8
Omrix Biopharmaceuticals, Inc.	(a)226	8
Protalix BioTherapeutics, Inc.	(a)2,365	7
Vanda Pharmaceuticals, Inc.	(a)1,149	8
		213
Building: Cement (0.1%)
US Concrete, Inc.	(a)2,302	8
Building — Miscellaneous (0.3%)
Builders Firstsource, Inc.	(a)1,093	8
Trex Co., Inc.	(a)895	7
		15
Building: Plumbing & Heating (0.2%)
Aaon, Inc.	512	10
Building Materials (0.4%)
NCI Building Systems, Inc.	(a)(c)626	17
PGT, Inc.	(a)1,616	8
		25
Business & Consumer Discretionary — Miscellaneous (0.3%)
Core-Mark Holding Co., Inc.	(a)(c)529	15
Casinos & Gambling (0.0%)
Magna Entertainment Corp.	(a)1,095	1
Chemicals (2.4%)
Arch Chemicals, Inc.	570	21
Georgia Gulf Corp.	1,131	8
HB Fuller	443	10
Landec Corp.	(a)773	10
PolyOne Corp.	(a)6,251	41
Spartech Corp.	(c)1,518	22
Stepan Co.	(c)216	7
Symyx Technologies, Inc.	(a)959	7
Tronox, Inc., Class B	920	8
Zep, Inc.	(a)379	5
		139
Commercial Information Services (0.3%)
CMGI, Inc.	(a)1,394	18
Communications & Media (0.1%)
Westwood One, Inc.	3,884	8
Communications Technology (2.7%)
3Com Corp.	(a)8,755	39
Black Box Corp.	684	25
Cbeyond, Inc.	(a)(c)828	32

112	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Communications Technology (cont’d)
CommScope, Inc.	(a)154	$8
MasTec, Inc.	(a)(c)1,335	14
Network Equipment Technologies	(a)937	8
Novatel Wireless, Inc.	(a)482	8
Optium Corp.	(a)1,024	8
Utstarcom, Inc.	(a)(c)6,013	16
		158
Computer Services Software & Systems (5.5%)
American Reprographics Co.	(a)470	7
Anixter International, Inc.	(a)(c)668	42
Ariba, Inc.	(a)(c)4,504	50
CACI International, Inc., Class A	(a)428	19
Chordiant Software, Inc.	(a)913	8
COMSYS IT Partners, Inc.	(a)(c)476	8
iGate Corp.	(a)907	8
JDA Software Group, Inc.	(a)2,167	44
Mantech International Corp., Class A	(a)481	21
Mentor Graphics Corp.	(a)925	10
Midway Games, Inc.	(a)2,808	8
Move, Inc.	(a)3,186	8
Openwave Systems, Inc.	5,820	15
Packeteer, Inc.	(a)1,284	8
Perot Systems Corp.	(a)2,979	40
Schawk, Inc.	676	11
SourceForge, Inc.	(a)3,350	7
Sykes Enterprises, Inc.	(a)421	8
		322
Computer Technology (0.9%)
Imation Corp.	(c)947	20
Isilon Systems, Inc.	(a)1,561	8
Rackable Systems, Inc.	(a)803	8
Synaptics, Inc.	(a)189	8
Zoran Corp.	(a)349	8
		52
Construction (0.3%)
Dycom Industries, Inc.	(a)(c)701	19
Consumer Electronics (0.8%)
Earthlink, Inc.	(a)(c)4,666	33
InterNap Network Services Corp.	(a)904	7
ipass, Inc.	(a)1,735	7
		47
Containers & Packaging: Paper & Plastic (0.2%)
Graphic Packaging Corp.	(a)(c)2,766	10
Consumer Staples — Miscellaneous (1.0%)
American Greetings Corp. Class A	(c)1,626	33
Prestige Brands Holdings, Inc.	(a)3,020	23
		56
Diversifed (0.3%)
Hudson Highland Group, Inc.	(a)989	8
Beacon Roofing Supply, Inc.	(a)918	8
		16
Diversified Financial Services (0.8%)
CompuCredit Corp.	(a)813	8
Clayton Holdings, Inc.	(a)1,719	$9
First Niagara Financial Group, Inc.	2,564	31
		48
Drug & Grocery Store Chains (0.1%)
Winn-Dixie Stores, Inc.	(a)464	8
Drugs & Pharmaceuticals (3.7%)
Emergent Biosolutions, Inc.	(a)1,510	8
KV Pharmaceutical Co.	(a)271	8
Medarex, Inc.	(a)(c)1,863	19
Nektar Therapeutics	(a)1,177	8
Obagi Medical Products, Inc.	(a)425	8
OSI Pharmaceuticals, Inc.	(a)1,275	62
Penwest Pharmaceuticals Co.	(a)1,320	8
Perrigo Co.	2,099	74
Quidel Corp.	(a)399	8
Santarus, Inc.	(a)3,098	8
Trubion Pharmaceuticals, Inc.	(a)749	7
		218
Electrical Equipment & Components (1.1%)
Belden, Inc.	231	10
Greatbatch, Inc.	(a)512	10
Power-One, Inc.	(a)1,908	8
RF Micro Devices, Inc.	(a)(c)6,837	39
		67
Electronics (0.2%)
Multi-Fineline Electronix, Inc.	(a)499	9
Electronics: Instruments Gauges & Meters (0.1%)
Measurement Specialties, Inc.	(a)355	8
Electronics: Medical Systems (0.5%)
Cynosure, Inc. - Class A	(a)295	8
Hologic, Inc.	(a)(c)359	24
		32
Electronics: Semi-Conductors/Components (3.0%)
Anadigics, Inc.	(a)663	8
Genesis Microchip, Inc.	(a)(c)1,056	9
IXYS Corp.	(a)1,404	11
Microsemi Corp.	(a)350	8
ON Semiconductor Corp.	(a)875	8
Plexus Corp.	(a)(c)991	26
Powerwave Technologies, Inc.	(a)(c)1,592	6
Rogers Corp.	(a)(c)462	20
Silicon Image, Inc.	(a)1,693	8
Silicon Storage Technology, Inc.	(a)(c)8,973	27
Skyworks Solutions, Inc.	(a)(c)2,520	21
Spansion, Inc.	(a)1,956	8
Syntax-Brillian Corp.	(a)2,576	8
Trident Microsystems, Inc.	(a)1,271	8
		176
Electronics: Technology (1.1%)
Checkpoint Systems, Inc.	(a)928	24
Innovative Solutions & Support, Inc.	(a)837	8
Omnivision Technologies, Inc.	(a)(c)1,779	28
Zygo Corp.	(a)(c)542	6
		66

The accompanying notes are an integral part of the financial statements.	113

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Energy — Miscellaneous (3.0%)
Alon USA Energy, Inc.	1,575	$43
Atwood Oceanics, Inc.	(a)102	10
Bois d’Arc Energy, Inc.	(a)523	10
Callon Petroleum Co.	(a)675	12
Energy Partners Ltd.	(a)645	8
GeoMet, Inc.	(a)1,495	8
Harvest Natural Resources, Inc.	(a)(c)877	11
Helix Energy Solutions Group, Inc.	(a)253	10
Mariner Energy, Inc.	(a)805	18
Pacific Ethanol, Inc.	(a)906	7
Pioneer Drilling Co.	(a)(c)1,345	16
Swift Energy Co.	(a)418	18
Verenium Corp.	(a)1,504	8
		179
Energy Equipment (0.6%)
Exterran Holdings, Inc.	(a)327	27
Geokinetics, Inc.	(a)411	8
		35
Engineering & Contracting Services (0.1%)
Integrated Electric Services	(a)414	8
Entertainment (1.1%)
Bluegreen Corp.	(a)(c)3,561	26
Carmike Cinemas, Inc.	1,252	9
Take-Two Interactive Software, Inc.	(a)(c)1,594	29
		64
Financial — Miscellaneous (1.9%)
Advanta Corp., Class B	978	8
Assured Guaranty Ltd.	400	10
Global Cash Access Holding, Inc.	(a)1,237	8
Imergent, Inc.	728	8
Ocwen Financial Corp.	(a)1,406	8
Odyssey Re Holdings Corp.	(c)559	21
Platinum Underwriters Holdings, Ltd.	659	23
RAM Holdings Ltd.	(a)1,558	8
Security Capital Group, Inc.	1,971	8
Triad Guaranty, Inc.	(a)785	8
		110
Forest Products (0.2%)
Universal Forest Products, Inc.	(c)297	9
Health Care Facilities (0.1%)
Sun Healthcare Group, Inc.	(a)449	8
Health Care Management Services (0.3%)
Eclipsys Corp.	(a)303	8
Omnicell, Inc.	(a)289	8
		16
Health Care Services (0.6%)
Amedisys, Inc.	(a)159	8
Bio-Reference Labs, Inc.	(a)(c)515	17
Hythiam, Inc.	(a)2,798	8
		33
Homebuilding (0.9%)
Amrep Corp.	259	$8
Beazer Homes USA, Inc.	1,098	8
Hovnanian Enterprises, Inc.	(a)1,146	8
M/I Homes, Inc.	772	8
Meritage Homes Corp.	(a)525	8
WCI Communities, Inc.	(a)(c)3,101	12
		52
Hotel/Motel (0.6%)
Lodgian, Inc.	(a)(c)3,381	38
Household Furnishings (0.3%)
American Woodmark Corp.	400	7
La-Z-Boy, Inc.	(c)1,115	9
Lifetime Brands, Inc.	(c)228	3
		19
Identification Control & Filter Devices (0.1%)
Asyst Technology Corp.	(a)2,462	8
Industrial Products (0.7%)
Castle (A.M.) & Co.	(c)892	24
Mueller Industries, Inc.	710	21
		45
Insurance: Life (0.9%)
Presidential Life Corp.	2,065	36
Stancorp Financial Group	207	10
Universal American Financial Corp.	(a)308	8
		54
Insurance: Multi-Line (0.3%)
Corvel Corp.	(a)338	8
Max Re Capital Ltd.	369	10
		18
Insurance: Property & Casualty (2.1%)
Commerce Group, Inc.	(c)1,430	51
First Acceptance Corp.	(a)1,872	8
IPC Holdings Ltd.	407	12
Landamerica Financial Group	233	8
Meadowbrook Insurance Group	(a)1,082	10
Selective Insurance Group	(c)962	22
Tower Group, Inc.	314	11
		122
Investment Management Companies (1.6%)
Apollo Investment Corp.	(c)2,473	42
Cowen Group, Inc.	(a)779	7
Friedman Billings Ramsey Group, Inc.	8,428	27
Gladstone Capital Corp.	248	4
Labranche & Co.	(a)1,515	8
W. P. Stewart & Co., Ltd.	1,606	8
		96
Leisure Time (0.5%)
Nautilus Group, Inc.	1,533	8
Premier Exhibitions, Inc.	(a)707	8
Steinway Musical Instruments	(c)142	4
West Marine, Inc.	(a)865	8
		28

114	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Machine Tools (0.6%)
Regal-Beloit Corp.	(c)791	$36
Machinery & Engineering (0.7%)
Applied Industrial Technologies, Inc.	(c)1,090	32
DXP Enterprises, Inc.	(a)165	8
		40
Machinery: Engines (0.7%)
Briggs & Stratton Corp.	(c)1,830	41
Machinery: Industrial/Specialty (0.1%)
Kennametal, Inc.	268	10
Machinery: Oil Well Equipment & Services (1.0%)
Lufkin Industries, Inc.	637	37
Oil States International, Inc.	(a)774	26
		63
Manufactured Housing (0.1%)
Skyline Corp.	288	8
Manufacturing (0.9%)
Acuity Brands, Inc.	529	24
Ameron International Corp.	(c)208	19
Griffon Corp.	(a)611	8
		51
Materials & Processing — Miscellaneous (0.2%)
USEC, Inc.	(a)(c)1,526	14
Medical & Dental Instruments & Supplies (1.3%)
Inverness Medical Innovations, Inc.	(a)604	34
Orthofix International N.V.	(a)133	7
STERIS Corp.	1,024	29
Vital Sign	152	8
		78
Metal Fabricating (0.2%)
Encore Wire Corp.	(c)556	9
Office Furniture & Business Equipment (1.0%)
Herman Miller, Inc.	775	25
Ikon Office Solutions, Inc.	(c)2,348	31
		56
Oil: Crude Producers (1.2%)
Edge Petroleum Corp.	(a)(c)1,886	11
Stone Energy Corp.	(a)1,215	57
		68
Paper (1.0%)
AbitibiBowater, Inc.	(c)1,311	27
Chesapeake Corp.	1,411	7
Rock-Tenn Co.	866	22
		56
Pollution Control & Environmental Services (0.1%)
Aventine Renewable Energy Holdings, Inc.	(a)617	8
Printing & Copying Services (0.1%)
VistaPrint Ltd.	(a)182	8
Production Technology Equipment (0.6%)
Credence Systems Corp.	(a)(c)11,340	27
Mattson Technology, Inc.	(a)923	$8
		35
Publishing — Miscellaneous (0.4%)
Scholastic Corp.	(a)776	27
Real Estate Investment Trusts (REIT) (4.8%)
Alesco Financial, Inc.	2,380	8
American Financial Realty Trust	(a)4,960	40
Anthracite Capital, Inc.	(c)1,057	8
BioMed Realty Trust, Inc.	(c)1,290	30
CBRE Realty Finance, Inc.	1,374	7
Deerfield Capital Corp.	(c)2,663	21
Equity One, Inc.	(c)1,030	24
Lexington Realty Trust	(c)2,446	35
Novastar Financial, Inc.	(a)2,602	7
Pennsylvania Real Estate Investment Trust	(c)1,182	35
RAIT Investment Trust	(c)1,868	16
Realty Income Corp.	(c)1,505	41
Tarragon Corp.	(a)(c)850	1
U-Store-It Trust	844	8
		281
Restaurants (1.1%)
Bob Evans Farms, Inc.	(c)1,406	38
O’Charleys, Inc.	(c)699	10
Jamba, Inc.	(a)2,065	8
Ruby Tuesday, Inc.	817	8
		64
Retail (5.1%)
Bon-Ton Stores, Inc. (The)	(c)1,039	10
Borders Group, Inc.	(c)2,501	27
Brown Shoe Co., Inc.	267	4
Cabela’s, Inc., Class A	(a)(c)1,868	28
Casual Male Retail Group, Inc.	(a)1,464	8
Cato Corp. (The), Class A	(c)1,674	26
Charming Shoppes, Inc.	(a)(c)4,436	24
Citi Trends, Inc.	(a)498	8
Collective Brands, Inc.	(a)1,743	30
Conn’s, Inc.	(a)(c)573	10
CSK Auto Corp.	(a)1,623	8
Jo-Ann Stores, Inc.	(a)229	3
Krispy Kreme Doughnuts, Inc.	(a)2,470	8
Lawson Products, Inc.	228	9
Pantry, Inc. (The)	(a)(c)642	17
Regis Corp.	1,058	29
Retail Ventures, Inc.	(a)1,473	7
Rush Enterprises, Inc.	(a)295	5
Stein Mart, Inc.	(c)3,047	14
Tuesday Morning Corp.	1,564	8
World Fuel Services Corp.	477	14
		297
Savings & Loan (1.1%)
BankAtlantic Bancorp, Inc., Class A	1,824	7
Bankunited Financial Corp.	1,143	8
Downey Financial Corp.	248	8
Flagstar Bancorp, Inc.	(c)1,039	7
NewAlliance Bancshares, Inc.	(c)1,976	23

The accompanying notes are an integral part of the financial statements.	115

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

		Value
	Shares	(000)
Savings & Loan (cont’d)
PFF Bancorp, Inc.	657	$8
United Community Financial Corp.	(c)645	4
		65
Services: Commercial (4.7%)
Ambassadors International, Inc.	573	8
AMN Healthcare Services, Inc.	(a)(c)666	12
BearingPoint, Inc.	(a)(c)6,395	18
Gevity HR, Inc.	965	7
ICT Group, Inc.	(a)654	8
Kelly Services, Inc., Class A	1,354	25
Kforce, Inc.	(a)(c)3,710	36
Live Nation, Inc.	(a)2,398	35
MPS Group, Inc.	(a)1,177	13
Perficient, Inc.	(a)487	8
PHH Corp.	(a)1,094	19
Providence Service Corp. (The)	(a)278	8
RSC Holdings, Inc.	(a)823	10
Source Information Management Co.	(a)2,720	8
Travelzoo, Inc.	(a)558	8
TrueBlue, Inc.	(a)(c)1,055	15
Volt Information Sciences, Inc.	(a)1,737	31
Walter Industries Corp.	287	10
		279
Shipping (0.1%)
American Commercial Lines	(a)467	7
Shoes (0.1%)
Shoe Carnival, Inc.	(a)(c)333	5
Steel (0.7%)
Esmark, Inc.	(a)(c)609	8
Schnitzer Steel Industries, Inc.	(c)443	31
		39
Textile Apparel Manufacturers (0.9%)
Heelys, Inc.	(a)1,116	8
Kellwood Co.	(c)604	10
Warnaco Group, Inc. (The)	(a)997	34
		52
Textile Products (0.2%)
Interface, Inc.	633	10
Tobacco (0.1%)
Alliance One International, Inc.	(a)(c)1,377	6
Transportation — Miscellaneous (1.1%)
General Maritime Corp.	424	10
Pacer International, Inc.	2,166	32
Saia, Inc.	(a)1,110	15
Celadon Group, Inc.	(a)858	8
		65
Truckers (0.3%)
Arkansas Best Corp.	(c)237	5
Old Dominion Freight Line, Inc.	(a)(c)592	14
		19
Utilities: Electrical (1.0%)
PNM Resources, Inc.	(c)1,852	40
Unisource Energy Corp.	592	$18
		58
Utilities: Telecommunications (0.2%)
North Pittsburgh Systems, Inc.	422	10
Wholesale & International Trade (0.7%)
Central European Distribution Corp.	(a)(c)740	43
Wholesalers (0.8%)
BlueLinx Holdings, Inc.	(c)2,688	11
Building Material Holding Corp.	(c)1,821	10
United Stationers, Inc.	(a)592	27
		48
Total Common Stocks (Cost $6,106)		5,257
	Face
	Amount
	(000)
Short-Term Investments (44.8%)
Short-Term Debt Securities held as Collateral on Loaned Securities (32.6%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)57	57
Bancaja,
5.35%, 8/12/08	29	29
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)29	29
BASF AG,
5.18%, 8/19/08	(h)29	29
BNP Paribas plc,
4.90%, 5/19/08	(h)57	57
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)115	115
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)57	57
CC USA, Inc.,
3.89%, 1/28/08	(h)29	29
CIT Group Holdings,
5.23%, 6/18/08	(h)104	104
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	392	392
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)57	57
First Tennessee Bank,
5.05%, 8/15/08	(h)29	29
5.06%, 8/15/08	(h)115	115
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)54	54
5.10%, 9/12/08	(h)29	29
HSBC Finance Corp.,
5.26%, 8/5/08	(h)29	29
IBM Corp.,
5.27%, 9/8/08	(h)115	115
Lehman Brothers, Inc.,
4.49%, 1/2/08	49	49
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)57	57
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)86	86

116	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Core Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
National Bank of Canada,
5.21%, 4/2/08	$ (h)115	$115
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)115	115
Nationwide Building Society,
4.92%, 7/28/08	(h)67	67
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)64	64
5.26%, 8/8/08	(h)40	40
		1,919
	Shares
Investment Company (12.2%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class	(o)716,637	717
Total Short-Term Investments (Cost $2,636)		2,636
Total Investments (134.0%) (Cost $8,742) — including $1,826 of Securities Loaned		(v)7,893
Liabilities in Excess of Other Assets (-34.0%)		(2,001)
Net Assets (100%)		$5,892

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2007.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(v)

The approximate market value and percentage of the investments, $11,000 and 0.1%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

REIT	Real Estate Investment Trust

Futures Contracts:
The Portfolio had the following futures contract(s) open at period end:

				Net
				Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
E-Mini Russell 2000	4	$309	Mar-08	$7

The accompanying notes are an integral part of the financial statements.	117

2007 Annual Report

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Systematic Active Small Cap Growth Portfolio

*    Minimum Investment

* * Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
	Average Annual
	One	Since
	Year	Inception(5)
Portfolio – Class A (4)	0.82%	(0.83)%
Russell 2000® Growth Index	7.05	3.77
Lipper Small-Cap Growth Funds Index	9.68	4.57

Portfolio – Class B (4)	0.50	(1.09)
Russell 2000® Growth Index	7.05	3.77
Lipper Small-Cap Growth Funds Index	9.68	4.57

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 28, 2006
(5)

For comparative purposes, average since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Small Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 0.82%, net of fees, for Class A shares

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Small Cap Growth Portfolio

and 0.50%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Russell 2000® Growth Index (the “Index”) which returned 7.05%.

Factors Affecting Performance

•                  The 12 months ended December 31, 2007 were characterized by pronounced volatility in stock prices, largely driven by credit market woes and deteriorating economic outlooks. By the third quarter, evidence mounted that the subprime market’s troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth. Although the market rallied each time the Federal Reserve’s (the “Fed”) reduced the target federal funds rate, skepticism quickly returned as investors worried that the Fed’s ability to steer the economy away from recession would be limited by rising inflation pressures. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth. In this environment, large-cap equities outperformed small-caps, and growth beat value for the year overall.

•                  Based on total returns, the Portfolio’s best performing sectors were materials, health care and telecommunication services. Financials and consumer discretionary were the weakest sector performers for the Portfolio during the period.

•                  The largest detractors from the Portfolio’s overall absolute return were the consumer discretionary and financials sectors. In the consumer discretionary sector, several specialty retail holdings lagged as declining retail sales hurt profits for these companies. Limited exposure to a restaurant stock that advanced strongly following its spin-off also dampened the overall sector’s contribution to returns. In the financials sector, weak performance came from a wide range of holdings, due to their exposure to the deteriorating real estate market and concerns about the credit market.

•                  In contrast, the health care sector contributed positively to the Portfolio’s overall absolute return. Holdings in a generic drug manufacturer and a diagnostic devices maker performed well, owing to these companies’ strong earnings during the period. Strong performance also came from a company that acquires and develops hematology and oncology treatments, which rallied twice during the year: first, on news of favorable drug trial results and later on an announced acquisition by a biotechnology company.

•                  The Portfolio’s relative underperformance was driven primarily by the consumer discretionary and financials sectors.

Management Strategies

•                  We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•                  We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of small capitalization companies. The model employs three quantitative screens based on the following primary inputs – earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

•                  Accordingly, the stock selection process yielded an overweight position in the consumer staples sector; underweight positions in the consumer discretionary, health care and technology sectors; and market-weight positions in the energy, financials, industrials, materials and telecommunication services sectors. The Portfolio had a zero weighting in the utilities sector.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Small Cap Growth Portfolio

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$906.30	$5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55

Class B
Actual	1,000.00	904.90	6.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.82

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.09% and 1.34%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (90.6%)
Aerospace (1.7%)
AAR Corp.	(a)1,213	$46
Esterline Technologies Corp.	(a)1,266	66
		112
Air Transport (0.3%)
Alaska Air Group, Inc.	(a)(c)505	13
ExpressJet Holdings, Inc.	(a)(c)1,786	4
		17
Auto Parts: Original Equipment (0.1%)
Noble International Ltd.	(c)310	5
Auto, Trucks & Parts (0.3%)
Accuride Corp.	(a)(c)991	8
Amerigon, Inc.	(a)563	12
		20
Automobiles (0.2%)
Navistar International Corp.	(a)252	14
Banks: Outside New York City (1.5%)
Cascade Bancorp	1,169	16
International Bancshares Corp.	(c)1,762	37
Superior Bancorp	(a)2,924	16
Western Alliance Bancorp	(a)923	17
Wintrust Financial Corp.	(c)320	11
		97
Biotechnology Research & Production (1.9%)
Idenix Pharmaceuticals, Inc.	(a)(c)2,308	6
Kendle International, Inc.	(a)966	48
Lexicon Pharmaceuticals, Inc.	(a)6,985	21
Qiagen N.V.	(a)(c)1,529	32
Telik, Inc.	(a)(c)4,839	17
		124
Building Materials (0.5%)
NCI Building Systems, Inc.	(a)(c)659	19
PGT, Inc.	(a)3,559	17
		36
Building — Miscellaneous (0.3%)
Trex Co., Inc.	(a)1,990	17
Casinos & Gambling (0.7%)
MTR Gaming Group, Inc.	(a)(c)611	4
Pinnacle Entertainment, Inc.	(a)1,173	27
Shuffle Master, Inc.	(a)974	12
		43
Chemicals (1.5%)
Arch Chemicals, Inc.	410	15
Hercules, Inc.	3,129	61
Olin Corp.	714	14
Zep, Inc.	(a)541	7
		97
Coal (1.0%)
Alpha Natural Resources, Inc.	(a)(c)1,393	45
International Coal Group, Inc.	(a)3,085	17
Westmoreland Coal Co.	(a)(c)166	$2
		64
Commercial Information Services (0.2%)
infoUSA, Inc.	(c)1,377	12
Communications & Media (0.2%)
Martha Stewart Living Omnimedia, Inc., Class A	(a)1,272	12
Communications Technology (2.7%)
Cbeyond, Inc.	(a)(c)935	36
CSG System International, Inc.	(a)1,156	17
Optium Corp.	(a)2,288	18
RealNetworks, Inc.	(a)(c)4,551	28
SAVVIS, Inc.	(a)(c)574	16
Smith Micro Software, Inc.	(a)2,017	17
Standard Micosystems Corp.	(a)(c)572	22
Tekelec	(a)(c)1,001	13
Utstarcom, Inc.	(a)(c)3,139	9
		176
Computer Services Software & Systems (8.9%)
American Reprographics Co.	(a)1,046	17
Anixter International, Inc.	(a)(c)524	33
Bankrate, Inc.	(a)367	18
BluePhoenix Solutions Ltd.	(a)993	18
Brocade Communications Systems, Inc.	(a)1,693	12
CACI International, Inc., Class A	(a)704	31
COMSYS IT Partners, Inc.	(a)(c)491	8
Cray, Inc.	(a)2,859	17
Cybersource Corp.	(a)951	17
iGate Corp.	(a)2,680	23
Interactive Intelligence, Inc.	(a)639	17
JDA Software Group, Inc.	(a)1,750	36
Lionbridge Technologies	(a)4,881	17
Manhattan Associates, Inc.	(a)1,993	52
Mantech International Corp., Class A	(a)393	17
Mercury Computer Systems, Inc.	(a)(c)531	9
Midway Games, Inc.	(a)6,024	17
Ness Technologies, Inc.	(a)(c)3,361	31
Packeteer, Inc.	(a)2,788	17
Progress Software Corp.	(a)1,434	48
Schawk, Inc.	(c)663	10
SRA International, Inc., Class A	(a)1,447	43
Vignette Corp.	(a)(c)2,683	39
Wind River Systems, Inc.	(a)4,552	41
		588
Computer Technology (0.7%)
Isilon Systems, Inc.	(a)3,497	18
Rackable Systems, Inc.	(a)1,737	17
Radisys Corp.	(a)(c)807	11
		46
Construction (0.2%)
Granite Construction, Inc.	439	16
Consumer Electronics (0.7%)
InterNap Network Services Corp.	(a)1,972	17
ipass, Inc.	(a)(c)6,968	28
		45

The accompanying notes are an integral part of the financial statements.	121

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Consumer Products (0.2%)
NutriSystem, Inc.	(a)431	$12
Consumer Staples — Miscellaneous (0.3%)
AACO Brands Corp.	(a)(c)573	9
Jarden Corp.	(a)343	8
		17
Containers & Packaging: Paper & Plastic (0.9%)
Silgan Holdings, Inc.	1,109	58
Diversified (0.9%)
Beacon Roofing Supply, Inc.	(a)2,023	17
Hudson Highland Group, Inc.	(a)(c)4,835	41
		58
Diversified Financial Services (1.2%)
Clayton Holdings Inc	(a)3,311	17
Grubb & Ellis Co.	2,788	18
Knight Capital Group, Inc., Class A	(a)3,295	47
		82
Drug & Grocery Store Chains (0.2%)
Casey’s General Stores, Inc.	(c)449	13
Drugs & Pharmaceuticals (5.9%)
Alkermes, Inc.	(a)739	11
Medicis Pharmaceuticals, Class A	(c)916	24
Nektar Therapeutics	(a)2,599	17
Obagi Medical Products, Inc.	(a)649	12
OSI Pharmaceuticals, Inc.	(a)(c)1,843	89
Perrigo Co.	2,533	89
Pharmion Corp.	(a)(c)1,406	88
Salix Pharmaceuticals Ltd.	(a)(c)3,893	31
Valeant Pharmaceuticals International	(a)(c)2,320	28
		389
Education Services (0.7%)
Corinthian Colleges, Inc.	(a)2,827	43
Electrical & Electronics (0.3%)
TTM Technologies, Inc.	(a)(c)1,781	21
Electrical Equipment & Components (0.4%)
RF Micro Devices, Inc.	(a)(c)5,126	29
Electronics (0.4%)
Avid Technology, Inc.	(a)(c)411	11
Cypress Semiconductor Corp.	(a)464	17
		28
Electronics: Instruments Gauges & Meters (0.2%)
Watts Water Technologies, Inc., Class A	372	11
Electronics: Medical Systems (2.3%)
Bruker BioSciences Corp.	(a)(c)4,896	65
Candela Corp.	(a)(c)4,452	25
Cynosure, Inc., Class A	(a)432	11
Natus Medical, Inc.	(a)621	12
TomoTherapy, Inc.	(a)944	19
Zoll Medical Corp.	(a)726	19
		151
Electronics: Semi-Conductors/Components (4.3%)
Amkor Technology, Inc.	(a)(c)3,582	31
Benchmark Electronics, Inc.	(a)(c)1,653	29
DSP Group, Inc.	(a)1,382	17
Genesis Microchip, Inc.	(a)(c)1,471	$13
Ikanos Communications, Inc.	(a)1,986	11
IXYS Corp.	(a)1,022	8
Monolithic Power Systems, Inc.	(a)815	18
ON Semiconductor Corp.	(a)(c)5,689	50
Photon Dynamics, Inc.	(a)(c)316	3
Plexus Corp.	(a)1,188	31
Silicon Image, Inc.	(a)3,617	16
Skyworks Solutions, Inc.	(a)(c)4,436	38
Trident Microsystems, Inc.	(a)2,801	18
		283
Electronics: Technology (0.7%)
Omnivision Technologies, Inc.	(a)(c)2,204	35
Secure Computing Corp.	(a)1,367	13
		48
Energy — Miscellaneous (1.9%)
Alon USA Energy, Inc.	(c)1,210	33
Energy Partners Ltd.	(a)(c)707	8
Grey Wolf, Inc.	(a)(c)5,913	32
Helix Energy Solutions Group, Inc.	(a)360	15
Mariner Energy, Inc.	(a)(c)1,141	26
Swift Energy Co.	(a)315	14
		128
Entertainment (0.6%)
Take-Two Interactive Software, Inc.	(a)(c)2,245	41
Finance Companies (0.3%)
NewStar Financial, Inc.	(a)2,001	17
Financial Data Processing Services & Systems (0.5%)
CompuCredit Corp.	(a)1,702	17
Online Resources Corp.	(a)1,509	18
		35
Financial — Miscellaneous (1.9%)
Advanta Corp., Class B	(c)3,580	29
Credit Acceptance Corp.	(a)861	18
First Cash Financial Services, Inc.	(a)1,142	17
Global Cash Access Holdings, Inc.	(a)2,775	17
Harris & Harris Group, Inc.	(a)1,285	11
MoneyGram International, Inc.	1,131	17
Nelnet, Inc., Class A	1,351	17
		126
Forest Products (0.2%)
Universal Forest Products, Inc.	(c)379	11
Health Care Facilities (1.3%)
IRIS International, Inc.	(a)592	12
LCA-Vision, Inc.	568	11
Psychiatric Solutions, Inc.	(a)1,825	59
VistaCare, Inc., Class A	(a)(c)527	4
		86
Health Care Management Services (0.6%)
American Dental Partners, Inc.	(a)3,263	33
Centene Corp.	(a)(c)253	7
		40

122	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

		Value
	Shares	(000)
Health Care — Miscellaneous (0.1%)
NBTY, Inc.	(a)365	$10
Health Care Services (1.4%)
Amedisys, Inc.	(a)(c)922	45
Matria Healthcare, Inc.	(a)(c)728	17
Sunrise Senior Living, Inc.	(a)(c)979	30
		92
Homebuilding (0.7%)
Brookfield Homes Corp.	(c)1,128	18
Gafisa S.A. ADR	(a)322	12
M/I Homes, Inc.	(c)1,514	16
		46
Hotel/Motel (0.2%)
Home Inns & Hotels Management, Inc. ADR	(a)337	12
Household Furnishings (0.4%)
American Woodmark Corp.	(c)919	17
Select Comfort Corp.	(a)1,592	11
		28
Industrial Products (0.7%)
Castle (A.M.) & Co.	(c)1,340	37
Mueller Industries, Inc.	419	12
		49
Insurance: Multi-Line (0.1%)
Corvel Corp.	(a)(c)276	6
Investment Management Companies (0.7%)
Evercore Partners, Inc., Class A	831	18
Jefferies Group, Inc.	539	12
US Global Investors, Inc., Class A	964	16
		46
Leisure Time (0.3%)
Premier Exhibitions, Inc.	(a)1,040	11
Town Sports International Holdings, Inc.	(a)1,213	12
		23
Machine Tools (0.2%)
Regal-Beloit Corp.	(c)304	14
Machinery & Engineering (0.6%)
Applied Industrial Technologies, Inc.	(c)1,278	37
Machinery: Construction & Handling (0.7%)
Astec Industries, Inc.	(a)1,326	49
Machinery: Industrial/Specialty (0.3%)
Columbus McKinnon Corp./NY	(a)528	17
Machinery: Oil Well Equipment & Services (1.3%)
Complete Production Services, Inc.	(a)2,298	41
Gulf Island Fabrication, Inc.	366	12
Oil States International, Inc.	(a)350	12
W-H Energy Services, Inc.	(a)394	22
		87
Machinery: Specialty (0.5%)
Semitool, Inc.	(a)(c)3,578	31
Manufactured Housing (0.6%)
Palm Harbor Homes, Inc.	(a)(c)679	7
Winnebago Industries, Inc.	(c)1,456	$31
		38
Manufacturing (2.2%)
Actuant Corp., Class A	(c)1,960	67
Acuity Brands, Inc.	(c)553	25
Barnes Group, Inc.	(c)1,206	40
Smith (A.O.) Corp.	(c)355	12
		144
Medical & Dental Instruments & Supplies (3.7%)
BioMimetic Therapeutics, Inc.	(a)658	12
Cutera, Inc.	(a)753	12
Inverness Medical Innovations, Inc.	(a)816	46
Lifecell Corp.	(a)(c)1,954	84
NuVasive, Inc.	(a)285	11
Somanetics Corp.	(a)521	12
Sonic Innovations, Inc.	(a)(c)2,454	19
Spectranetics Corp.	(a)753	12
West Pharmacetical Services	842	34
		242
Medical Services (0.6%)
Parexel International Corp.	(a)(c)816	39
Metal Fabricating (0.1%)
Superior Essex, Inc.	(a)392	9
Metals & Minerals — Miscellaneous (0.4%)
Brush Engineered Materials, Inc.	(a)(c)704	26
Office Furniture & Business Equipment (0.7%)
Herman Miller, Inc.	1,237	40
Kimball International, Inc., Class B	640	9
		49
Offshore Drilling (0.1%)
Hercules Offshore, Inc.	(a)(c)231	5
Oil: Crude Producers (1.0%)
PetroHawk Energy Corp.	(a)3,789	66
Printing & Copying Services (0.3%)
Consolidated Graphics, Inc.	(a)459	22
Production Technology Equipment (0.4%)
Mattson Technology, Inc.	(a)(c)3,320	28
Real Estate Investment Trusts (REIT) (2.4%)
Alexandria Real Estate Equities, Inc.	357	36
Eastgroup Properties, Inc.	(c)1,150	48
Glimcher Realty Trust	1,174	17
Kite Realty Group Trust	(c)752	12
Mid-America Apartment Communities, Inc.	510	22
National Health Investors, Inc.	(c)912	25
		160
Restaurants (1.3%)
BJ’s Restaurants, Inc.	(a)707	12
Jack In The Box, Inc.	(a)1,284	33
Ruby Tuesday, Inc.	(c)3,910	38
		83
Retail (8.3%)
America’s Car-Mart, Inc.	(a)(c)1,166	14
Bon-Ton Stores, Inc. (The)	1,686	16

The accompanying notes are an integral part of the financial statements.	123

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

	Shares	Value (000)
Retail (cont’d)
Brown Shoe Co., Inc.	1,576	$24
Build-A-Bear Workshop, Inc.	(a)(c)559	8
Casual Male Retail Group, Inc.	(a)2,253	12
Central Garden & Pet Co.	(a)(c)688	4
Charlotte Russe Holding, Inc.	(a)743	12
Charming Shoppes, Inc.	(a)(c)3,456	19
Childrens Place Retail Stores, Inc. (The)	(a)(c)1,617	42
Citi Trends, Inc.	(a)721	11
CKE Restaurants, Inc.	(c)2,464	32
Collective Brands, Inc.	(a)1,844	32
Conn’s, Inc.	(a)(c)879	15
CSK Auto Corp.	(a)2,522	13
Ctrip.com International Ltd. ADR	207	12
Dress Barn, Inc.	(a)(c)870	11
DSW, Inc., Class A	(a)690	13
HOT Topic, Inc.	(a)2,066	12
Jo-Ann Stores, Inc.	(a)920	12
MarineMax, Inc.	(a)(c)447	7
Morton’s Restaurant Group, Inc.	(a)(c)2,054	19
New York & Co., Inc.	(a)(c)3,530	22
Pantry, Inc. (The)	(a)(c)1,175	31
Priceline.com, Inc.	(a)(c)1,000	115
Retail Ventures, Inc.	(a)2,496	13
Triarc Companies, Inc., Class B	1,208	10
World Fuel Services Corp.	(c)644	19
		550
Savings & Loan (0.2%)
NewAlliance Bancshares, Inc.	(c)1,424	16
Securities Brokerage & Services (0.3%)
Penson Worldwide, Inc.	(a)1,227	18
Services: Commercial (4.9%)
Aaron Rents, Inc.	(c)1,116	21
Ambassadors International, Inc.	831	12
AMN Healthcare Services, Inc.	(a)(c)1,862	32
Barrett Business Services	(c)289	5
Gevity HR, Inc.	2,014	15
Global Sources Ltd.	(a)381	11
ICT Group, Inc.	(a)1,491	18
Kelly Services, Inc., Class A	1,565	29
Kforce.com, Inc.	(a)(c)3,857	38
Live Nation, Inc.	(a)(c)2,316	34
MPS Group, Inc.	(a)1,638	18
Spherion Corp.	(a)5,333	39
Travelzoo, Inc.	(a)1,245	17
TrueBlue, Inc.	(a)(c)2,454	36
		325
Shipping (0.2%)
American Commercial Lines, Inc.	(a)706	11
Shoes (0.2%)
Shoe Carnival, Inc.	(a)807	11
Steel (0.3%)
AK Steel Holding Corp.	(a)445	21
Telecommunications Equipment (1.0%)
Arris Group, Inc.	(a)4,155	41
Symmetricom, Inc.	(a)(c)4,577	$22
		63
Textile Apparel Manufacturers (1.0%)
Quicksilver, Inc.	(a)(c)3,028	26
Warnaco Group, Inc. (The)	(a)1,146	40
		66
Toys (0.1%)
Leapfrog Enterprises, Inc.	(a)(c)1,169	8
Transportation — Miscellaneous (1.0%)
Celadon Group Inc.	(a)1,960	18
Genco Shipping & Trading Ltd	219	12
Dynamex, Inc.	(a)(c)273	8
Greenbrier Companies, Inc.	(c)361	8
Pacer International, Inc.	1,110	16
		62
Truckers (0.2%)
Old Dominion Freight Line, Inc.	(a)(c)609	14
Utilities: Telecommunications (0.4%)
Centennial Communications Corp.	(a)2,919	27
Wholesale & International Trade (0.6%)
Central European Distribution Corp.	(a)(c)716	42
Wholesalers (0.1%)
WESCO International, Inc.	(a)232	9
Total Common Stocks (Cost $6,384)		5,969
	Face
	Amount
	(000)
Short-Term Investments (43.2%)
Short-Term Debt Securities held as Collateral on Loaned Securities (30.0%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)59	59
Bancaja,
5.35%, 8/12/08	30	30
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)30	30
BASF AG,
5.18%, 8/19/08	(h)30	30
BNP Paribas plc,
4.90%, 5/19/08	(h)59	59
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)118	118
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)59	59
CC USA, Inc.,
3.89%, 1/28/08	(h)30	30
CIT Group Holdings,
5.23%, 6/18/08	(h)106	106
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	403	403
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)59	59
First Tennessee Bank,
5.05%, 8/15/08	(h)30	30
5.06%, 8/15/08	(h)118	118

124	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Growth Portfolio

	Face Amount (000)	Value (000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	$ (h)56	$56
5.10%, 9/12/08	(h)30	30
HSBC Finance Corp.,
5.26%, 8/5/08	(h)30	30
IBM Corp.,
5.27%, 9/8/08	(h)118	118
Lehman Brothers, Inc.,
4.49%, 1/2/08	50	50
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)59	59
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)89	89
National Bank of Canada,
5.21%, 4/2/08	(h)118	118
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)118	118
Nationwide Building Society,
4.92%, 7/28/08	(h)69	69
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)65	65
5.26%, 8/8/08	(h)41	41
		1,974
Investment Company (13.2%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio — Institutional Class	(o)870,379	870
Total Short-Term Investments (Cost $2,844)		2,844
Total Investments (133.8%) (Cost $9,228) — Including $1,898 of Securities Loaned		8,813
Liabilities in Excess of Other Assets (-33.8%)		(2,227)
Net Assets (100%)		$6,586

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2007.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Futures Contracts:
The Portfolio had the following futures contract(s) open at period end:
				Net Unrealized
	Number			Appreciation
	of	Value	Expiration	(Depreciation)
	Contracts	(000)	Date	(000)
Long:
E-Mini Russell 2000	6	$ 463	Mar-08	$10

The accompanying notes are an integral part of the financial statements.	125

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Systematic Active Small Cap Value Portfolio

*                      Minimum Investment

* *            Commenced operations on April 28, 2006

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2000® Value Index(1) and the Lipper Small-Cap Value Funds Index(2)

	Total Returns(3)
	Average Annual
	One Year	Since Inception(5)

Portfolio – Class A (4)	(14.78)%	(6.79)%
Russell 2000® Value Index	(9.78)	(1.26)
Lipper Small-Cap Value Funds Index	(4.57)	(0.39)

Portfolio – Class B (4)	(15.03)	(7.03)
Russell 2000® Value Index	(9.78)	(1.26)
Lipper Small-Cap Value Funds Index	(4.57)	(0.39)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Small-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 28, 2006
(5)

For comparative purposes, average since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Active Small Cap Value Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in valued-oriented equity securities of small capitalization companies. Investments in small sized corporations are more vulnerable to financial risks and other risks than larger corporations and may involve a higher degree of price volatility than investments in the general equity markets.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Small Cap Value Portfolio

distributions per share of -14.78%, net of fees, for Class A shares and -15.03%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the Russell 2000® Value Index (the “Index”) which returned -9.78%.

Factors Affecting Performance

•                  The 12 months ended December 31, 2007 were characterized by pronounced volatility in stock prices, largely driven by credit market woes and deteriorating economic outlooks. By the third quarter, evidence mounted that the subprime market’s troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth. Although the market rallied each time the Federal Reserve’s (the “Fed”) reduced the target federal funds rate, skepticism quickly returned as investors worried that the Fed’s ability to steer the economy away from recession would be limited by rising inflation pressures. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth. In this environment, large- cap equities outperformed small-caps, and growth beat value for the year overall.

•                  Based on total returns, the Portfolio’s best performing sectors were telecommunication services and health care. Financials and consumer discretionary were the weakest sector performers for the Portfolio during the period.

•                  The primary detractors from the Portfolio’s overall absolute return were the consumer discretionary and financials sectors. In the consumer discretionary sector, the Portfolio’s exposure to homebuilders and real estate- related companies hampered relative performance. In the financials sector, poor performance came from a wide range of holdings, due to their exposure to capital markets, mortgage lending or mortgage loan insurance, and/or investments in subprime mortgage backed securities.

•                  In contrast, the health care sector contributed positively to the Portfolio’s overall absolute return. Holdings in a generic drug manufacturer and a diagnostic devices maker performed well, owing to these companies’ strong earnings during the period.

•                  The Portfolio’s relative underperformance was driven by the consumer discretionary and financials sectors.

Management Strategies

•                  We believe that we can enhance returns by employing a quantitative model that uses multiple, independent factors to examine the fundamentals of a company. We further believe that our quantitative efforts in combination with our fundamental analysis can exploit market inefficiencies.

•                  We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous fundamental and quantitative research that screens a universe of small capitalization companies. The model employs three quantitative screens based on the following primary inputs – earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach.

•                  Accordingly, the stock selection process yielded an overweight positions in the health care and utilities sectors; underweight positions in the consumer discretionary, consumer staples, industrials, technology, materials and telecommunication services sectors; and market-weight positions in the energy and financials sectors.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6),

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Active Small Cap Value Portfolio

then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
		Endin[g]	During Period*
	Beginning	Account Value	July 1, 2007 —
	Account Value	December 31,	December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$ 820.50	$5.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.71	5.55

Class B
Actual	1,000.00	819.70	6.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.45	6.82

*  Expenses are equal to Class A and Class B annualized net expense ratios of 1.09% and 1.34%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (94.5%)
Aerospace & Defense (0.2%)
Esterline Technologies Corp.	(a)202	$10
Air Transport (1.2%)
Continental Airlines, Inc., Class B	(a)507	11
ExpressJet Holdings, Inc.	(a)3,148	8
PHI, Inc.	(a)(c)1,056	33
Republic Airways Holdings, Inc.	(a)795	15
		67
Auto Parts: After Market (0.1%)
Commercial Vehicle Group, Inc.	(a)553	8
Auto, Trucks & Parts (0.3%)
Modine Manufacturing Co.	695	11
Visteon Corp.	(a)1,813	8
		19
Automobiles (0.4%)
Navistar International Corp.	(a)249	13
Wabash National Corp.	1,028	8
		21
Banks: New York City (0.2%)
Signature Bank	(a)311	11
Banks: Outside New York City (10.3%)
1st Source Corp.	(c)614	11
Bancorp, Inc.	(a)593	8
Banner Corp.	(c)446	13
Cadence Financial Corp.	(c)124	2
Capitol Bancorp Ltd.	529	11
Cascade Bancorp	560	8
Centennial Bank Holdings, Inc.	(a)(c)4,353	25
Central Pacific Financial Corp.	2,125	39
Chemical Financial Corp.	(c)1,388	33
Citizens First Bancorp, Inc.	1,103	13
First Bancorp	(c)5,311	39
First Citizens BancShares, Inc., Class A	77	11
First Community Bancorp, Inc.	(c)748	31
First Merchants Corp.	(c)635	14
Franklin Bank Corp.	(a)(c)3,113	13
Freemont General Corp.	(a)(c)4,800	17
GB&T Bancshares, Inc.	1,892	18
Green Bankshares, Inc.	419	8
Hanmi Financial Corp.	1,227	11
Imperial Capital Bancorp, Inc.	(c)711	13
Independent Bank Corp.	1,103	10
Irwin Financial Corp.	(c)3,298	24
Macatawa Bank Corp.	895	8
MainSource Financial Group, Inc.	(c)426	7
MBT Financial Corp.	(c)326	3
Provident Bancshares Corp.	(c)1,115	24
Royal Bancshares of Pennsylvania	875	9
Seacoast Banking Corporation of Florida	761	8
Security Bank Corp.	(c)1,354	12
Simmons First National Corp., Class A	(c)857	23
South Financial Group, Inc. (The)	(c)787	12
Sun Bancorp, Inc.	(a)(c)677	11
Susquehanna Bancshares, Inc.	(c)2,522	46
Umpqua Holdings Corp.	(c)1,192	$18
United Community Banks, Inc.	495	8
W Holding Co., Inc.	(c)5,667	7
		568
Biotechnology Research & Production (1.7%)
MannKind Corp.	(a)982	8
Martek Biosciences Corp.	(a)(c)1,269	38
Momenta Pharmaceuticals, Inc.	(a)1,072	8
Neurocrine Biosciences, Inc.	(a)1,748	8
Omrix Biopharmaceuticals, Inc.	(a)303	10
PharmaNet Development Group, Inc.	(a)(c)536	21
		93
Building Materials (0.1%)
PGT, Inc.	(a)1,629	8
Building — Miscellaneous (0.3%)
Builders FirstSource, Inc.	(a)1,102	8
Trex Co., Inc.	(a)902	8
		16
Casinos & Gambling (0.1%)
Shuffle Master, Inc.	(a)663	8
Chemicals (3.8%)
A. Schulman, Inc.	2,096	45
Albemarle Corp.	249	10
Cabot Microelectronics Corp.	(a)284	10
Georgia Gulf Corp.	(c)2,675	18
Minerals Technologies, Inc.	154	10
Olin Corp.	799	16
PolyOne Corp.	(a)(c)3,368	22
Rockwood Holdings, Inc.	(a)1,837	61
Symyx Technologies, Inc	(a)1,289	10
Zep, Inc.	(a)266	4
		206
Coal (1.5%)
International Coal Group, Inc.	(a)9,038	48
Massey Energy Co.	890	32
		80
Communications & Media (0.1%)
Westwood One, Inc.	3,915	8
Communications Technology (1.5%)
Black Box Corp.	831	30
CommScope, Inc.	(a)206	10
Ditech Networks, Inc.	(a)2,235	8
Foundry Networks, Inc.	(a)587	10
Optium Corp.	(a)1,032	8
Utstarcom, Inc.	(a)(c)6,453	18
		84
Computer Services Software & Systems (2.7%)
Anixter International, Inc.	(a)(c)254	16
Borland Software Corp.	(a)(c)2,803	8
Internet Capital Group, Inc.	(a)880	10
JDA Software Group, Inc.	(a)1,357	28
Lawson Software	(a)1,018	10

The accompanying notes are an integral part of the financial statements.	129

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

	Shares	Value (000)
Computer Services Software & Systems (cont’d)
Openwave Systems, Inc.	2,958	$8
Perot Systems Corp., Class A	(a)3,768	51
Schawk, Inc.	1,162	18
		149
Computer Technology (1.1%)
Hutchinson Technology, Inc.	(a)242	6
Imation Corp.	(c)1,323	28
Palm, Inc.	(c)2,657	17
Quantum Corp.	(a)616	2
Rackable Systems, Inc.	(a)809	8
		61
Consumer Electronics (0.4%)
Earthlink, Inc.	(a)1,477	11
Infospace, Inc.	555	10
		21
Consumer Staples — Miscellaneous (0.4%)
Spectrum Brands, Inc.	(a)1,936	10
Jarden Corp.	(a)398	9
		19
Diversified (0.4%)
Hudson Highland Group, Inc.	(a)(c)1,695	14
Beacon Roofing Supply, Inc.	(a)925	8
		22
Diversified Financial Services (0.6%)
Clayton Holdings, Inc.	(a)2,311	12
Knight Capital Group, Inc., Class A	(a)1,503	22
		34
Drug & Grocery Store Chains (0.6%)
Casey’s General Stores, Inc.	1,097	33
Drugs & Pharmaceuticals (1.4%)
Noven Pharmaceuticals, Inc.	(a)548	8
Perrigo Co.	1,928	67
		75
Electrical Equipment & Components (0.4%)
Belden, Inc.	233	10
Genlyte Group, Inc.	(a)110	11
		21
Electronics (0.8%)
Avid Technology, Inc.	(a)(c)1,021	29
Methode Electonics, Inc.	268	4
OSI Systems, Inc.	(a)403	11
		44
Electronics: Instruments Gauges & Meters (0.2%)
PerkinElmer, Inc.	(a)401	10
Electronics: Medical Systems (0.4%)
Analogic Corp.	151	10
Zoll Medical Corp.	(a)396	11
		21
Electronics: Semi-Conductors/Components (3.4%)
Benchmark Electronics, Inc.	(a)2,332	41
Conexant Systems, Inc.	(a)(c)27,031	22
Cubic Corp.	(c)604	$24
Genesis Microchip, Inc.	(a)785	7
Microsemi Corp.	(a)471	10
Powerwave Technologies, Inc.	(a)(c)2,758	11
Silicon Image, Inc.	(a)1,707	8
Silicon Storage Technology	(a)(c)6,691	20
Spansion Inc., Class A	(a)1,972	8
Syntax-Brillian Corp.	(a)2,597	8
Technitrol, Inc.	874	25
		184
Electronics: Technology (0.9%)
Checkpoint Systems, Inc.	(a)1,550	40
Cogent Communications Group, Inc.	(a)(c)513	12
		52
Energy — Miscellaneous (1.8%)
Callon Petroleum Co.	(a)3,541	59
Crosstex Energy, Inc.	277	10
Energy Partners Ltd.	(a)867	11
GeoMet, Inc.	(a)2,010	10
Pacific Ethanol, Inc.	(a)1,218	10
		100
Energy Equipment (0.4%)
Allis-Chalmers Energy, Inc.	(a)696	10
Superior Energy Services, Inc.	(a)305	11
		21
Engineering & Contracting Services (0.9%)
Emcor Group, Inc.	(a)1,980	47
Entertainment (1.3%)
Bluegreen Corp.	(a)(c)3,238	23
Carmike Cinemas	2,157	16
Six Flags, Inc.	(a)3,820	8
Take-Two Interactive Software, Inc.	(a)(c)1,387	25
		72
Equipment — Miscellaneous (0.2%)
Helix Energy Solutions Group, Inc.	(a)255	11
Finance Companies (0.3%)
MCG Capital Corp.	(c)944	11
NewStar Financial, Inc.	(a)897	7
		18
Financial — Miscellaneous (3.4%)
Advanta Corp., Class B	(c)2,217	18
Aspen Insurance Holdings, Ltd.	1,271	37
CBIZ, Inc.	(a)1,079	11
Deluxe Corp.	1,115	37
Endurance Specialty Holdings Ltd.	(c)620	26
Global Cash Access Holdings	(a)1,247	8
Nelnet, Inc., Class A	809	10
Ocwen Financial Corp.	(a)1,890	10
RAM Holdings Ltd.	(a)2,094	10
Security Capital Assurance Ltd.	2,649	10
Triad Guaranty, Inc.	(a)1,055	10
		187

130	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Financial Data Processing Services & Systems (0.4%)
CompuCredit Corp.	(a)1,093	$11
ExlService Holdings, Inc.	(a)461	11
		22
Foods (0.4%)
Del Monte Foods Co.	1,201	11
Ralcorp Holdings, Inc.	(a)158	10
		21
Health Care Management Services (0.1%)
American Dental Partners, Inc.	(a)787	8
Health Care Services (1.2%)
AMERIGROUP Corp.	(a)1,084	40
Emeritus Corp.	(a)424	11
Odyssey HealthCare, Inc.	(a)1,210	13
		64
Homebuilding (1.9%)
Amrep Corp.	262	8
Beazer Homes USA, Inc.	(c)1,938	14
Brookfield Homes Corp.	499	8
Hovnanian Enterprises, Inc., Class A	(a)3,150	23
M/I Homes, Inc.	779	8
Meritage Homes Corp.	(a)(c)1,466	21
Orleans Homebuilders, Inc.	(c)295	1
Standard Pacific Corp.	2,392	8
TOUSA, Inc.	(a)(c)297	@—
WCI Communities, Inc.	(a)(c)3,296	13
		104
Household Furnishings (0.6%)
American Woodmark Corp.	403	7
La-Z-Boy, Inc.	(c)2,447	19
Select Comfort Corp.	(a)1,100	8
		34
Identification Control & Filter Devices (0.1%)
Asyst Technologies, Inc.	(a)2,482	8
Industrial Products (1.2%)
Castle (A.M.) & Co.	(c)1,070	29
Commercial Metals Co.	406	12
Mueller Industries, Inc.	943	27
		68
Insurance: Life (0.2%)
American Equity Investment Life Holding Co.	(c)123	1
Conseco, Inc.	(a)669	8
		9
Insurance: Multi-Line (0.3%)
Hanover Insurance Group, Inc. (The)	298	14
Insurance: Property & Casualty (0.8%)
First Acceptance Corp.	(a)2,516	11
First Mercury Financial Corp.	(a)442	11
LandAmerica Financial Group, Inc.	(c)735	24
		46
Investment Management Companies (3.3%)
Apollo Investment Corp.	(c)3,350	57
Cowen Group, Inc.	(a)785	8
Friedman Billings Ramsey Group, Inc., Class A	(c)7,781	$24
Investment Technology Group, Inc.	(a)221	11
KKR Financial Holdings LLC	599	8
National Financial Partners Corp.	226	10
Piper Jaffray Cos.	(a)(c)710	33
SWS Group, Inc.	608	8
W.P. Stewart & Co Limited	2,159	11
Waddell & Reed Financial, Inc.	285	10
		180
Leisure Time (0.1%)
Nautilus, Inc.	1,546	8
Machine Tools (0.6%)
Regal-Beloit Corp.	(c)749	34
Machinery: Engines (0.7%)
Briggs & Stratton Corp.	(c)1,813	41
Machinery: Industrial/Specialty (0.2%)
Kadant, Inc.	(a)336	10
Machinery: Oil Well Equipment & Services (0.1%)
Parker Drilling Co.	(a)(c)985	7
Manufacturing (1.2%)
Actuant Corp., Class A	303	10
Griffon Corp.	(a)2,019	25
Koppers Holdings, Inc.	610	27
Standex International Corp.	213	4
		66
Materials & Processing — Miscellaneous (0.2%)
USEC, Inc.	(a)1,162	10
Medical & Dental Instruments & Supplies (1.2%)
Inverness Medical Innovations, Inc.	(a)797	46
Orthofix International N.V.	(a)178	10
Wright Medical Group, Inc.	(a)355	10
		66
Metal Fabricating (0.3%)
Superior Essex, Inc.	(a)704	17
Milling: Fruit & Grain Processing (0.2%)
MGP Ingredients, Inc.	1,093	10
Multi-Sector Companies (0.6%)
Kaman Corp.	924	34
Office Furniture & Business Equipment (0.7%)
IKON Office Solutions, Inc.	(c)2,869	37
Oil: Crude Producers (2.0%)
Bronco Drilling Co., Inc.	(a)(c)2,582	39
Cimarex Energy Co.	286	12
Comstock Resources, Inc.	(a)301	10
Edge Petroleum Corp.	(a)1,735	10
Frontier Oil Corp.	255	10
Stone Energy Corp.	(a)629	30
		111
Paper (1.3%)
AbitibiBowater, Inc.	(c)853	18
Caraustar Industries, Inc.	(a)(c)4,172	13
Chesapeake Corp.	3,143	16
Rock-Tenn Co., Class A	1,045	26
		73

The accompanying notes are an integral part of the financial statements.	131

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Pollution Control & Environmental Services (1.1%)
Aventine Renewable Energy Holdings, Inc.	(a)830	$11
Metal Management, Inc.	(c)1,089	49
		60
Production Technology Equipment (0.5%)
Photronics, Inc.	(a)(c)2,197	27
Publishing: Newspapers (0.3%)
Lee Enterprises, Inc.	541	8
Sun-Times Media Group, Inc.	(a)3,407	7
		15
Radio & TV Broadcasters (0.3%)
Radio One, Inc., Class D	(a)3,392	8
Valuevision Media, Inc., Class A	(a)1,267	8
		16
Railroad Equipment (0.1%)
Freightcar America, Inc.	(c)187	7
Real Estate (0.1%)
Avatar Holdings, Inc.	(a)199	8
Real Estate Investment Trusts (REIT) (8.3%)
Alesco Financial, Inc. REIT	3,199	10
American Financial Realty Trust REIT	4,675	37
Anworth Mortgage Asset Corp. REIT	1,472	12
Ashford Hospitality Trust, Inc. REIT	1,190	9
CBRE Realty Finance, Inc. REIT	1,847	10
Crystal River Capital, Inc. REIT	(c)1,354	19
Deerfield Capital Corp. REIT	(c)2,824	23
Entertainment Properties Trust REIT	1,109	52
First Industrial Realty Trust REIT	(c)894	31
GMH Communities Trust REIT	4,103	23
Healthcare Realty Trust, Inc. REIT	(c)1,443	37
Lexington Realty Trust REIT	(c)2,929	43
Luminent Mortgage Capital, Inc. REIT	(c)4,340	3
National Retail Properties REIT	(c)2,061	48
Newcastle Investment Corp. REIT	802	10
Novastar Financial, Inc. REIT	(a)3,497	10
Pennsylvania Real Estate Investment Trust REIT	(c)1,182	35
RAIT Investment Trust REIT	(c)1,279	11
Resource Capital Corp. REIT	(c)2,019	19
Tarragon Corp.	(a)5,282	8
U-Store-It Trust REIT	850	8
		458
Rental & Leasing Services: Consumer (0.4%)
Dollar Thrifty Automotive Group	(a)(c)715	17
Rent-A-Center, Inc.	(a)531	8
		25
Restaurants (0.9%)
Bob Evans Farms, Inc.	(c)943	25
Jamba, Inc.	(a)2,082	8
McCormick & Schmick’s Seafood Restaurants, Inc.	(a)656	8
Ruby Tuesday, Inc.	824	8
		49
Retail (5.6%)
AC Moore Arts & Crafts, Inc.	(a)(c)959	13
Bon-Ton Stores, Inc. (The)	(c)1,749	17
Borders Group, Inc.	(c)2,443	$26
Cache, Inc.	(a)793	7
Casual Male Retail Group, Inc.	(a)1,476	8
Central Garden & Pet Co.	(a)(c)2,934	17
Central Garden & Pet Co., Class A	(a)2,162	12
Charming Shoppes, Inc.	(a)(c)3,465	19
Childrens Place Retail Stores, Inc. (The)	(a)305	8
Conn’s, Inc.	(a)(c)533	9
CSK Auto Corp.	(a)1,636	8
Group 1 Automotive, Inc.	331	8
HOT Topic, Inc.	(a)1,361	8
Landry’s Seafood Restaurants	(c)1,828	36
Lithia Motors, Inc., Class A	590	8
MarineMax, Inc.	(a)(c)534	8
Pantry, Inc. (The)	(a)(c)832	22
Stein Mart, Inc.	(c)4,662	22
Triarc Companies, Inc., Class B	864	7
Tuesday Morning Corp.	1,577	8
Wet Seal, Inc. (The), Class A	(a)3,320	8
World Fuel Services Corp.	362	10
Zale Corp.	(a)(c)1,095	18
		307
Savings & Loan (2.8%)
BankAtlantic Bancorp, Inc., Class A	2,451	10
BankUnited Financial Corp., Class A	1,536	11
Berkshire Hills Bancorp, Inc.	147	4
BFC Financial Corp., Class A	(a)1,004	1
Brookline Bancorp, Inc.	(c)2,628	26
Downey Financial Corp.	(c)989	31
Flagstar Bancorp, Inc.	(c)2,695	19
NewAlliance Bancshares, Inc.	(c)2,343	27
PFF Bancorp, Inc.	883	11
United Community Financial Corp.	1,954	11
		151
Securities Brokerage & Services (0.1%)
Penson Worldwide, Inc.	(a)573	8
Services: Commercial (2.8%)
Ambassadors International, Inc.	578	8
Autobytel, Inc.	(a)1,160	3
BearingPoint, Inc.	(a)2,790	8
Corrections Corp. Of America	(a)360	11
Gevity HR, Inc.	972	7
ICT Group, Inc.	(a)660	8
Kelly Services, Inc., Class A	953	18
Live Nation, Inc.	(a)(c)1,619	24
Maximus, Inc.	(c)515	20
MPS Group, Inc.	(a)2,000	22
Source Interlink Cos., Inc.	(a)(c)5,312	15
Volt Information Sciences, Inc.	(a)432	8
		152
Shoes (0.3%)
Finish Line, Class A	(c)1,487	4
Shoe Carnival, Inc.	(a)(c)1,070	15
		19

132	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

		Value
	Shares	(000)
Steel (0.3%)
Esmark, Inc.	(a)(c)421	$6
Shiloh Industries, Inc.	(a)1,219	12
		18
Technology — Miscellaneous (0.2%)
L-1 Identity Solutions, Inc.	(a)575	10
Textile Apparel Manufacturers (0.8%)
Kellwood Co.	(c)1,899	32
Oxford Industries, Inc.	(c)171	4
Perry Ellis International, Inc.	(a)429	7
		43
Tobacco (0.1%)
Alliance One International, Inc.	(a)(c)1,252	5
Transportation — Miscellaneous (0.4%)
Pacer International, Inc.	531	8
Saia, Inc.	(a)994	13
		21
Truckers (0.3%)
PAM Transportation Services	(a)267	4
YRC Worldwide, Inc.	(a)(c)772	13
		17
Utilities: Electrical (2.1%)
CH Energy Group, Inc.	(c)503	23
El Paso Electric Co.	(a)1,312	34
Empire District Electric Co. (The)	(c)266	6
PNM Resources, Inc.	1,790	38
Unisource Energy Corp.	415	13
		114
Utilities: Gas Distributors (0.9%)
Laclede Group, Inc. (The)	(c)698	24
NorthWestern Corp.	860	25
		49
Utilities: Telecommunications (0.9%)
Rural Cellular Corp., Class A	(a)1,066	47
Wholesale & International Trade (0.2%)
Central European Distribution Corp.	(a)177	10
Wholesalers (1.0%)
BlueLinx Holdings, Inc.	(c)2,766	11
Building Material Holding Corp.	(c)2,602	14
United Stationers, Inc.	(a)603	28
		53
Total Common Stocks (Cost $6,531)		5,200
	Face
	Amount (000)
Short-Term Investments (39.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (34.7%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)57	57
Bancaja,
5.35%, 8/12/08	29	29

		Value
	Shares	(000)
Bank of New York Co., Inc.,
5.24%, 8/8/08	$ (h)29	$29
BASF AG,
5.18%, 8/19/08	(h)29	29
BNP Paribas plc,
4.90%, 5/19/08	(h)57	57
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)114	114
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	(h)57	57
CC USA, Inc.,
3.89%, 1/28/08	(h)29	29
CIT Group Holdings,
5.23%, 6/18/08	(h)103	103
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	390	390
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)57	57
First Tennessee Bank,
5.05%, 8/15/08	(h)29	29
5.06%, 8/15/08	(h)115	115
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)54	54
5.10%, 9/12/08	(h)29	29
HSBC Finance Corp.,
5.26%, 8/5/08	(h)29	29
IBM Corp.,
5.27%, 9/8/08	(h)114	114
Lehman Brothers, Inc.,
4.49%, 1/2/08	49	49
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)57	57
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)86	86
National Bank of Canada,
5.21%, 4/2/08	(h)115	115
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)114	114
Nationwide Building Society,
4.92%, 7/28/08	(h)66	66
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)63	63
5.26%, 8/8/08	(h)40	40
		1,911
	Shares
Investment Company (4.6%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio - Institutional Class	(o)249,800	250
Total Short-Term Investments (Cost $2,161)		2,161
Total Investments (133.8%) (Cost $8,692)
— including $1,802 of Securities Loaned		7,361
Liabilities in Excess of Other Assets (-33.8%)		(1,861)
Net Assets (100%)		$5,500

The accompanying notes are an integral part of the financial statements.	133

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Active Small Cap Value Portfolio

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31,2007.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
@	Value is less than $500
REIT	Real Estate Investment Trust

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:
	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
E-Mini Russell 2000	3	$ 232	Mar-08	$5

134	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Systematic Large Cap Core Active Extension Portfolio

*   Minimum Investment

** Commenced operations on May 31, 2007

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the S&P 500® Index(1) and the Lipper Multi-Cap Value Funds Index(2)

Total Returns (3)
Cumulative
Since
Inception (5)

Portfolio – Class A (4)	(4.09)%
S&P 500® Index	(3.01)
Lipper Multi-Cap Value Funds Index	(9.18)

Portfolio – Class B (4)	(4.20)
S&P 500® Index	(3.01)
Lipper Multi-Cap Value Funds Index	(9.18)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Multi-Cap Value Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on May 31, 2007
(5)

For comparative purposes, cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Systematic Large Cap Core Active Extension Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in equity securities of large capitalization companies. The Adviser seeks to construct a diversified portfolio of large capitalization equity securities using a quantitative security selection model. The Portfolio primarily invests in common stocks but may also invest in preferred stocks, convertible securities and warrants. In addition to purchasing equity securities (i.e., taking long positions), the Adviser attempts to identify stocks in the Adviser’s large capitalization universe that it believes will underperform

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Large Cap Core Active Extension Portfolio

relative to the average stock in the universe and will sell these securities short on behalf of the Portfolio.

Short sales expose the Portfolio to the risk that it will be required to cover its short positions at a time when securities have appreciated in value, thus resulting in loss to the portfolio. Leverage may cause the Portfolio’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of Portfolio’s securities. The Portfolio cannot assure you that the use of leverage will result in a higher return on your investment.

Performance

For the period from May 31, 2007 (commencement of operations) to December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -4.09%, net of fees, for Class A shares and -4.20%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmark, the S&P 500®Index (the “Index”) which returned -3.01% for the same period.

Factors Affecting Performance

•                  For the seven-month period ended December 31, 2007, the broad market finished lower after exhibiting considerable volatility. In June and July, evidence mounted that the subprime mortgage market’s troubles had spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies and hedge fund implosions were followed by multi-billion dollar losses reported at several large financial institutions in the fourth quarter. At the same time, a cross current of unfavorable data buffeted the market, indicating a languishing housing market, declining consumer spending, rising oil prices and negative year-over-year corporate profit growth. Although the market rallied each time the Federal Reserve (the “Fed”) reduced the target federal funds rate, skepticism quickly returned as investors worried that the Fed’s ability to steer the economy away from recession would be limited by rising inflation pressures. Fourth quarter corporate earnings expectations were dismal, with only the largest multi-national companies expected to generate growth. In this environment, large-cap equities outperformed small-caps, and growth beat value for the seven-month period.

•                  On a sector basis, the technology sector had the highest total return in the Portfolio and was also the top contributing sector to the Portfolio’s overall absolute return. Within the sector, the Portfolio benefited from both long and short positions, although short positions were particularly additive to performance. In fact, six of the top 10 performing technology positions were short positions.

•                  Conversely, the financial sector had the lowest return among market sectors and was also the largest detractor from the Portfolio’s overall absolute return. Weak performance came from a wide range of holdings, due to their exposure to capital markets, mortgage lending or mortgage loan insurance, and/or investments in subprime mortgage backed securities.

•                  In aggregate, short positions were additive to performance during the period, while long positions detracted from performance.

•                  Relative to the Index, the Portfolio’s underperformance was driven primarily by the financials sector. However, the consumer discretionary sector was a positive contributor on a relative basis.

Management Strategies

•                  We employ a quantitative approach to stock selection utilizing a proprietary quantitative model. The model is driven by rigorous quantitative and fundamental research that screens a universe of large capitalization companies based on the following primary inputs: earnings expectations, price trends and relative valuations. Individual securities and industries are ranked within each sector by the most effective combination of these disciplines based on the current phase of the economic cycle. We then decide whether to buy, sell or hold a security based on its fundamental analysis and the results of this model-driven approach. Using this quantitative security selection methodology, we will purchase (i.e., take long positions) in equity securities of companies that we believe offer attractive return potential and sell short securities that we believe will underperform.

•                  Accordingly, our process yielded relative overweights in the consumer discretionary, health care and technology sectors; neutral weights in the consumer staples, energy, industrials and materials sectors; and underweights in the financials, utilities and telecommunication services sectors.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Systematic Large Cap Core Active Extension Portfolio

and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$ 970.80	$ 9.39
Hypothetical (5% average annual return before expenses)	1,000.00	1,015.68	9.60

Class B
Actual	1,000.00	969.60	10.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,014.47	10.82

* Expenses are equal to Class A and Class B annualized net expense ratios of 1.89% and 2.13%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Systematic Large Cap Core Active Extension Portfolio

		Value
	Shares	(000)
Long Positions (128.9%)
Common Stocks (128.7%)
Aerospace & Defense (5.1%)
BE Aerospace, Inc.	(a)1,112	$ 59
Boeing Co.	(q)559	49
DRS Technologies, Inc.	640	35
General Dynamics Corp.	(q)853	76
Honeywell International, Inc.	(q)823	50
L-3 Communications Holdings, Inc.	(q)420	44
Lockheed Martin Corp.	(q)615	65
Northrop Grumman Corp.	(q)976	77
Raytheon Co.	(q)565	34
		489
Airlines (0.5%)
AMR Corp.	(a)1,398	20
Mesa Air Group, Inc.	(a)(q)3,711	11
US Airways Group, Inc.	(a)1,316	19
		50
Auto Components (0.9%)
ArvinMeritor, Inc.	(q)1,603	19
Autoliv, Inc.	589	31
BorgWarner, Inc.	(q)706	34
		84
Beverages (1.7%)
Molson Coors Brewing Co., Class B	835	43
Pepsi Bottling Group, Inc.	(q)1,089	43
PepsiAmericas, Inc.	(q)2,361	79
		165
Biotechnology (2.7%)
Amgen, Inc.	(a)(q)532	25
Charles River Laboratories International, Inc.	(a)740	49
Genzyme Corp.	(a)(q)863	64
Gilead Sciences, Inc.	(a)(q)1,979	91
Invitrogen Corp.	(a)(q)371	34
		263
Capital Markets (4.4%)
Bear Stearns Cos, Inc. (The)	226	20
E*Trade Financial Corp.	(a)(q)4,096	15
Goldman Sachs Group, Inc. (The)	(q)763	164
Investment Technology Group, Inc.	(a)(q)743	35
Lehman Brothers Holdings, Inc.	(q)1,592	104
Merrill Lynch & Co., Inc.	(q)1,328	71
Piper Jaffray Co.	(a)(q)448	21
		430
Chemicals (1.7%)
FMC Corp.	(q)799	43
Monsanto Co.	(q)732	82
OM Group, Inc.	(a)(q)643	37
		162
Commercial Banks (1.2%)
Bank of America Corp.	1,654	68
Cascade Bancorp	(q)1,337	19
Wells Fargo & Co.	(q)964	$ 29
		116
Commercial Services & Supplies (1.1%)
Kelly Services, Inc., Class A	(q)907	17
Monster Worldwide, Inc.	(a)597	19
School Specialty, Inc.	(a)1,360	47
United Stationers, Inc.	(a)(q)508	24
		107
Communications Equipment (3.3%)
Arris Group, Inc.	(a)(q)2,483	25
Ciena Corp.	(a)995	34
Cisco Systems, Inc.	(a)(q)2,480	67
F5 Networks, Inc.	(a)677	19
Garmin Ltd.	195	19
Harris Corp.	774	48
JDS Uniphase Corp.	(a)(q)3,058	41
NII Holdings, Inc.	(a)410	20
QLogic Corp.	(a)1,394	20
Qualcomm, Inc.	(q)696	27
		320
Computers & Peripherals (7.3%)
Apple, Inc.	(a)(q)805	159
Cognizant Technology Solutions Corp., Class A	(a)568	19
Dell, Inc.	(a)(q)1,840	45
Diebold, Inc.	678	20
Hewlett-Packard Co.	(q)4,229	214
International Business Machines Corp.	(q)1,589	172
Network Appliance, Inc.	(a)777	19
Western Digital Corp.	(a)1,808	55
		703
Construction & Engineering (1.2%)
Jacobs Engineering Group, Inc.	(a)549	52
Shaw Group, Inc. (The)	(a)(q)472	29
URS Corp.	(a)(q)675	37
		118
Consumer Finance (0.8%)
American Express Co.	(q)654	34
AmeriCredit Corp.	(a)1,529	20
First Marblehead Corp (The)	1,266	19
		73
Diversified Financial Services (2.4%)
CIT Group, Inc.	(q)1,433	35
Citigroup, Inc.	(q)3,578	105
JPMorgan Chase & Co.	(q)1,239	54
Nasdaq Stock Market, Inc. (The)	(a)(q)872	43
		237
Diversified Telecommunication Services (2.9%)
American Tower Corp., Class A	(a)465	20
AT&T, Inc.	(q)4,386	182
Verizon Communications, Inc.	(q)1,691	74
		276
Electric Utilities (1.2%)
Exelon Corp.	(q)966	79

138	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Large Cap Core Active Extension Portfolio

		Value
	Shares	(000)
Electric Utilities (cont’d)
Sierra Pacific Resources	(q)2,145	$ 36
		115
Electrical Equipment (0.3%)
General Cable Corp.	(a)(q)448	33
Electronic Equipment & Instruments (2.7%)
Amphenol Corp., Class A	849	40
Arrow Electronics, Inc.	(a)(q)995	39
Benchmark Electronics, Inc.	(a)(q)1,361	24
Circuit City Stores, Inc.	4,539	19
Gamestop Corp., Class A	(a)313	20
Jabil Circuit, Inc.	1,321	20
LoJack Corp.	(a)(q)1,803	30
Plexus Corp.	(a)(q)1,719	45
Vishay Intertechnology, Inc.	(a)(q)2,286	26
		263
Energy Equipment & Services (3.4%)
Energen Corp.	567	36
Halliburton Co.	656	25
National Oilwell Varco, Inc.	(a)(q)855	63
Pride International, Inc.	(a)(q)1,587	54
Sunpower Corp., Class A	(a)145	19
Superior Energy Services	(a)(q)1,802	62
Transocean, Inc.	(q)498	71
		330
Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	863	60
CVS Caremark Corp.	(q)3,517	140
Longs Drug Stores Corp.	(q)798	37
		237
Food Products (1.1%)
Archer-Daniels-Midland Co.	847	39
NutriSystem, Inc.	(a)692	19
Ralcorp Holdings, Inc.	(a)765	47
		105
Gas Utilities (0.5%)
Questar Corp.	811	44
Health Care Equipment & Supplies (2.0%)
Conmed Corp.	(a)(q)1,034	24
Dionex Corp.	(a)(q)563	47
HLTH Corp.	(a)1,432	19
Hologic, Inc.	(a)(q)449	31
Millipore Corp.	(a)580	42
Varian, Inc.	(a)(q)512	33
		196
Health Care Providers & Services (7.3%)
Aetna, Inc.	(q)1,533	88
Centene Corp.	(a)(q)1,316	36
Community Health Systems, Inc.	(a)(q)741	27
Covance, Inc.	(a)557	48
DaVita, Inc.	(a)613	35
Express Scripts, Inc.	(a)(q)984	72
Humana, Inc.	(a)(q)701	53
LifePoint Hospitals, Inc.	(a)(q)753	22
McKesson Corp.	(q)948	$ 62
Medco Health Solutions, Inc.	(a)(q)479	49
Molina Healthcare, Inc.	(a)1,182	46
Quest Diagnostics, Inc.	(q)1,404	74
Universal Health Services, Inc., Class B	(q)477	24
WebMD Health Corp., Class A	(a)476	20
Wellpoint, Inc.	(a)(q)603	53
		709
Hotels Restaurants & Leisure (4.0%)
Burger King Holdings, Inc.	(q)1,392	40
Darden Restaurants, Inc.	(q)1,107	31
Harrah’s Entertainment, Inc.	(q)389	34
Las Vegas Sands Corp.	(a)184	19
McDonald’s Corp.	(q)2,377	140
Monarch Casino & Resort, Inc.	(a)(q)1,781	43
Red Robin Gourmet Burgers, Inc.	(a)(q)1,294	41
Starbucks Corp.	(a)970	20
Wynn Resorts Ltd.	170	19
		387
Household Durables (1.2%)
Furniture Brands International, Inc.	1,601	16
La-Z-Boy, Inc.	(q)2,049	16
Lennar Corp., Class A	1,145	21
Pulte Homes, Inc.	1,906	20
Tempur-Pedic International, Inc.	(q)1,818	47
		120
Household Products (1.4%)
Church & Dwight Co., Inc.	697	38
Energizer Holdings, Inc.	(a)(q)361	40
Kimberly-Clark Corp.	791	55
		133
Independent Power Producers & Energy Traders (0.3%)
AES Corp. (The)	(a)(q)1,545	33
Industrial Conglomerates (1.4%)
General Electric Co.	(q)3,061	114
UTi Worldwide, Inc.	992	19
		133
Information Technology Services (1.4%)
BMC Software, Inc.	(a)1,485	53
Global Payments, Inc.	773	36
Wright Express Corp.	(a)1,204	43
		132
Insurance (8.4%)
ACE Ltd.	(q)976	60
AMBAC Financial Group, Inc.	(q)1,485	38
American Financial Group, Inc.	(q)1,204	35
American International Group, Inc.	(q)1,186	69
Chubb Corp.	(q)1,077	59
CNA Financial Corp.	(q)1,727	58
Delphi Financial Group, Inc.	(q)708	25
Hartford Financial Services Group, Inc.	(q)942	82
HCC Insurance Holdings, Inc.	(q)1,834	53
Loews Corp.	(q)1,370	69
MBIA, Inc.	1,026	19

The accompanying notes are an integral part of the financial statements.	139

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Large Cap Core Active Extension Portfolio

		Value
	Shares	(000)
Insurance (cont’d)
MetLife, Inc.	(q)1,089	$ 67
Philadelphia Consolidated Holding Co.	(a)(q)888	35
Prudential Financial, Inc.	(q)508	47
Unum Group	(q)2,309	55
XL Capital Ltd., Class A	(q)743	38
		809
Internet & Catalog Retail (0.9%)
Amazon.com, Inc.	(a)207	19
Coldwater Creek, Inc.	(a)2,875	19
Expedia, Inc.	(a)(q)1,410	45
		83
Internet Software & Services (3.3%)
Akamai Technologies, Inc.	(a)551	19
eBay, Inc.	(a)(q)1,745	58
Google, Inc., Class A	(a)132	91
McAfee, Inc.	(a)(q)2,106	79
MIVA, Inc.	(a)(q)7,173	14
Salesforce.com, Inc.	(a)975	61
		322
Machinery (3.5%)
AGCO Corp.	(a)(q)738	50
Briggs & Stratton Corp.	(q)995	22
Deere & Co.	(q)1,324	123
Joy Global, Inc.	(q)921	61
Manitowoc Co., Inc. (The)	396	19
Parker Hannifin Corp.	371	28
Timken Co.	(q)993	33
		336
Manufacturing (0.5%)
Matthews International Corp.	1,107	52
Media (1.3%)
DIRECTV Group, Inc. (The)	(a)(q)1,792	41
Viacom, Inc., Class B	(a)699	31
Walt Disney Co. (The)	(q)1,102	35
Warner Music Group Corp.	3,233	20
		127
Metals & Mining (2.5%)
Alcoa, Inc.	(q)484	18
Commercial Metals Co.	(q)1,064	31
Freeport-McMoRan Copper & Gold, Inc.	(q)317	32
Rio Tinto plc ADR	125	53
Southern Copper Corp.	(q)494	52
United States Steel Corp.	(q)458	55
		241
Multi-Utilities (0.5%)
Public Service Enterprise Group, Inc.	(q)459	45
Multiline Retail (0.5%)
J.C. Penney Co., Inc.	458	20
Saks, Inc.	(a)(q)1,482	31
		51
Oil, Gas & Consumable Fuels (11.9%)
Anadarko Petroleum Corp.	(q)518	$ 34
Chevron Corp.	(q)1,376	128
Cimarex Energy Co.	(q)804	34
ConocoPhillips	(q)2,165	191
ENSCO International, Inc.	326	20
Exxon Mobil Corp.	(q)3,248	304
Forest Oil Corp.	(a)(q)907	46
Frontier Oil Corp.	472	19
Helix Energy Solutions Group, Inc.	(a)472	20
Hess Corp.	(q)539	54
Marathon Oil Corp.	(q)1,473	90
Oneok, Inc.	(q)755	34
Overseas Shipholding Group	(q)874	65
Spectra Energy Corp.	718	19
Valero Energy Corp.	(q)1,376	96
		1,154
Personal Products (0.2%)
Bare Escentuals, Inc.	(a)810	20
Pharmaceuticals (5.6%)
APP Pharmaceuticals, Inc.	(a)1,900	20
Johnson & Johnson	(q)821	55
Merck & Co., Inc.	(q)2,722	158
Par Pharmaceutical Co., Inc.	(a)(q)1,171	28
Perrigo Co.	1,566	55
PharmaNet Development Group, Inc.	(a)(q)1,183	46
Sepracor, Inc.	(a)736	19
Teva Pharmaceutical Industries Ltd. ADR	(q)1,172	55
Thermo Fisher Scientific, Inc.	(a)(q)1,225	71
Watson Pharmaceuticals, Inc.	(a)(q)1,300	35
		542
Real Estate (0.4%)
Jones Lang LaSalle, Inc.	(q)524	37
Road & Rail (1.8%)
Avis Budget Group, Inc.	(a)1,538	20
Burlington Northern Santa Fe Corp.	(q)585	49
CSX Corp.	(q)1,031	45
Union Pacific Corp.	(q)512	64
		178
Semiconductors & Semiconductor Equipment (4.4%)
Cypress Semiconductor Corp.	(a)1,565	56
Integrated Device Technology, Inc.	(a)1,727	20
Intel Corp.	(q)4,140	110
International Rectifier Corp.	(a)(q)1,128	38
LSI Corp.	(a)3,723	20
MEMC Electronic Materials, Inc.	(a)(q)1,549	137
Micron Technology, Inc.	(a)2,716	20
Texas Instruments, Inc.	(q)731	25
		426
Software (3.6%)
Electronic Arts, Inc.	(a)336	20
Microsoft Corp.	(q)4,122	147
Oracle Corp.	(a)(q)6,195	140
Symantec Corp.	(a)1,203	19

140	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Large Cap Core Active Extension Portfolio

		Value
	Shares	(000)
Software (cont’d)
VMware, Inc., Class A	(a)236	$ 20
		346
Specialty Retail (2.1%)
Aeropostale, Inc.	(a)(q)1,640	43
Chico’s FAS, Inc.	(a)2,162	20
Foot Locker, Inc.	(q)1,384	19
Jo-Ann Stores, Inc.	(a)(q)1,185	15
Office Depot, Inc.	(a)1,428	20
Officemax, Inc.	(q)1,624	34
Sherwin-Williams Co. (The)	(q)823	48
		199
Textiles, Apparel & Luxury Goods (2.2%)
Coach, Inc.	(a)645	20
CROCS, Inc.	(a)514	19
Guess?, Inc.	494	19
Jones Apparel Group, Inc.	1,205	19
Kellwood Co.	(q)909	15
Liz Claiborne, Inc.	961	19
Nike, Inc., Class B	(q)922	59
Polo Ralph Lauren Corp.	(q)351	22
Urban Outfitters, Inc.	(a)727	20
		212
Thrifts & Mortgage Finance (2.3%)
Countrywide Financial Corp.	(q)3,959	35
Fannie Mae	512	21
Freddie Mac	600	21
MGIC Investment Corp.	2,202	49
PMI Group, Inc. (The)	1,495	20
Radian Group, Inc.	(q)4,329	51
Sovereign Bancorp, Inc.	1,760	20
Washington Mutual, Inc.	(q)692	9
		226
Tobacco (3.7%)
Altria Group, Inc.	(q)2,942	223
Loews Corp. - Carolina Group	(q)1,622	138
		361
Trading Companies & Distributors (1.0%)
Applied Industrial Technologies, Inc.	(q)1,167	34
Kaman Corp.	(q)1,206	44
United Rentals, Inc.	(a)(q)1,026	19
		97
Wireless Telecommunication Services (0.3%)
Telephone & Data Systems, Inc.	495	31
Total Common Stocks (Cost $12,759)		12,458
Short-Term Investment (0.2%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class (Cost $20)	(o)19,645	$ 20
Total Investments (128.9%) (Cost $12,779)		12,478
Liabilities in Excess of Other Assets (-28.9%)		(2,800)
Net Assets (100%)		$ 9,678
Short Positions (29.2%)*
Common Stocks (29.2%)
Advertising (0.3%)
Harte-Hanks, Inc.	1,759	30
Air Freight & Logistics (0.7%)
Expeditors International Washington, Inc.	621	28
Forward Air Corp.	1,157	36
		64
Airlines (0.4%)
JetBlue Airways Corp.	(a)6,859	40
Biotechnology (1.2%)
Affymetrix, Inc.	(a)2,325	54
Vertex Pharmaceuticals, Inc.	(a)2,527	59
		113
Commercial Banks (2.1%)
First Midwest Bancorp, Inc.	756	23
Glacier Bancorp, Inc.	2,332	44
PrivateBancorp, Inc.	1,238	40
Sterling Bancorp	2,428	33
United Bankshares, Inc.	783	22
Westamerica Bancorporation	580	26
Wilshire Bancorp, Inc.	1,659	13
		201
Commercial Services & Supplies (0.2%)
Corporate Executive Board Co.	366	22
Computers & Peripherals (0.4%)
Sun Microsystems, Inc.	(a)1,990	36
Construction & Engineering (0.3%)
Insituform Technologies, Inc.	(a)1,872	28
Construction Materials (0.3%)
Headwaters, Inc.	(a)2,062	24
Containers & Packaging (0.3%)
Bemis Co., Inc.	1,210	33
Diversified Consumer Services (0.6%)
Coinstar, Inc.	(a)1,614	45
CPI Corp.	544	13
		58
Electric Utilities (0.4%)
Hawaiian Electric Industries, Inc.	1,649	38
Electronic Equipment & Instruments (1.2%)
Agilysys, Inc.	2,831	43
Coherent, Inc.	(a)1,312	32
Itron, Inc.	(a)443	43
		118

The accompanying notes are an integral part of the financial statements.	141

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Systematic Large Cap Core Active Extension Portfolio

		Value
	Shares	(000)
Energy Equipment & Services (0.4%)
Dril-Quip, Inc.	(a)746	$ 42
Food & Staples Retailing (0.5%)
United Natural Foods, Inc.	1,465	47
Food Products (1.5%)
Hershey Co. (The)	1,210	48
J&J Snack Foods Corp.	(a)1,158	36
Tootsie Roll Industries, Inc.	2,127	58
		142
Gas Utilities (1.2%)
AGL Resources, Inc.	1,287	48
Equitable Resources, Inc.	658	35
Piedmont Natural Gas Co.	1,103	29
		112
Health Care Equipment & Supplies (1.8%)
ICU Medical, Inc.	(a)1,001	36
Integra LifeScience Holdings Corp.	(a)1,137	48
Kensey Nash Corp.	(a)1,612	48
Palomar Medical Technologies, Inc.	(a)2,541	39
		171
Health Care Providers & Services (1.6%)
Allscripts Healthcare Solutions, Inc.	(a)2,711	53
Cardinal Health, Inc.	653	38
Cross Country Healthcare, Inc.	(a)2,289	32
Tenet Healthcare Corp.	(a)5,781	29
		152
Hotels Restaurants & Leisure (0.2%)
Ihop Corp.	503	18
Information Technology Services (0.4%)
Fidelity National Information Services, Inc.	1,022	43
Insurance (1.1%)
Brown & Brown, Inc.	991	23
Marsh & McClennan Cos., Inc.	1,216	32
Stewart Information Services Corp.	1,794	47
		102
Internet & Catalog Retail (0.4%)
IAC/InterActiveCorp.	(a)1,449	39
Internet Software & Services (0.2%)
Websense, Inc.	(a)1,222	21
Leisure Equipment & Products (1.0%)
Arctic Cat, Inc.	4,054	48
Eastman Kodak Co.	1,998	44
		92
Machinery (0.3%)
Federal Signal Corp.	2,522	28
Media (0.6%)
Entercom Communications Corp., Class A	1,888	26
Interpublic Group of Cos., Inc.	(a)4,287	35
		61
Multi-Utilities (0.3%)
OGE Energy Corp.	742	27
Office Electronics (0.2%)
Zebra Technologies Corp.	(a)701	24
Oil, Gas & Consumable Fuels (0.8%)
Penn Virginia Corp.	1,018	$ 44
Plains Exploration & Production Co.	(a)619	34
		78
Paper & Forest Products (0.9%)
Glatfelter	2,965	45
Louisiana-Pacific Corp.	3,362	46
		91
Pharmaceuticals (0.8%)
Allergan, Inc.	646	41
Mylan, Inc.	2,749	39
		80
Real Estate (2.1%)
AvalonBay Communities, Inc. REIT	309	29
Developers Diversified Realty Corp. REIT	764	29
Essex Property Trust, Inc. REIT	215	21
Highwoods Properties, Inc. REIT	1,609	47
Inland Real Estate Corp. REIT	1,481	21
PS Business Parks, Inc. REIT	627	33
UDR, Inc. REIT	1,334	27
		207
Road & Rail (1.0%)
Heartland Express, Inc.	2,368	34
Knight Transportation, Inc.	2,174	32
Landstar System, Inc.	828	35
		101
Semiconductors & Semiconductor Equipment (1.7%)
Altera Corp.	2,044	39
Axcelis Technologies, Inc.	(a)6,351	29
Broadcom Corp., Class A	(a)1,320	35
Lattice Semiconductor Corp.	(a)7,630	25
Linear Technology Corp.	1,254	40
		168
Software (0.5%)
ACI Worldwide, Inc.	(a)864	16
Sonic Solutions, Inc.	(a)3,165	33
		49
Specialty Retail (0.7%)
Hibbett Sports, Inc.	(a)3,443	69
Textiles, Apparel & Luxury Goods (0.6%)
K-Swiss, Inc., Class A	(a)3,346	61
Total Short Positions (Proceeds $3,077)		$ 2,830

*	Percentages are based on Net Assets.
(a)	Non-income producing security.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
(q)	Securities are pledged with a broker as collateral for short sales.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

142	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

U.S. Large Cap Growth Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(6)
Portfolio – Class A (4)	22.29%	14.94%	6.13%	11.17%
Russell 1000® Growth Index	11.81	12.11	3.83	8.92
Lipper Large-Cap Growth Funds Index	14.97	12.06	3.64	8.68

Portfolio – Class B (5)	21.93	14.65	5.87	9.62
Russell 1000® Growth Index	11.81	12.11	3.83	7.27
Lipper Large-Cap Growth Funds Index	14.97	12.06	3.64	6.77

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)

Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)	Commenced operations on April 2, 1991
(5)	Commenced operations on January 2, 1996
(6)

For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Large Cap Growth Portfolio

The U.S. Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 22.29%, net of fees, for Class A shares and 21.93%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the Russell 1000® Growth Index (the “Index”) which returned 11.81%.

Factors Affecting Performance

•                  The broad equity market made a modest gain for the 12-month period ended December 31, 2007, despite experiencing a decline in the second half of the year. During the summer, the subprime mortgage market suffered a complete collapse under the weight of rising loan defaults and home foreclosures. As a result, credit significantly tightened as liquidity decreased, and consumers became far more cautious in their expenditures, particularly as gasoline prices once again surged upward.

•                  In response to this rising volatility, the Federal Reserve began a series of cuts to the target federal funds rate and the discount rate. Although each announced rate reduction temporarily boosted investor sentiment, the broad market declined in the fourth quarter, reflecting investors’ concerns about the health of the financial markets in the coming year.

•                  In this environment, the market demonstrated a preference for growth equities over value equities, as well as for large- and mid-capitalization stocks.

•                  For the 12-month period, the Portfolio’s outperformance was driven by stock selection, while sector allocations modestly detracted. Sector allocations are a result of bottom-up stock selection and are not intentional top-down decisions; thus the major contributors to performance on a sector basis were primarily driven by stock selection.

•                  The technology sector had the largest positive impact on performance for the period. Here, stock selection in the communications technology and computer technology sectors greatly added to relative returns, which offset the negative effect caused by an underweight allocation.

•                  In the materials and processing sector, an overweight allocation together with a single holding in an agricultural fishing and ranching company significantly helped performance. Additionally, security selection in the consumer discretionary sector was advantageous. Favorable investment in retail, consumer electronics, and hotel/motel companies more than made up for the negative influence of a large sector overweight.

•                  In contrast, the financial services sector had the most unfavorable impact on performance due to security selection, particularly in financial information services companies.

•                  In the consumer staples sector, an underweight allocation greatly overshadowed gains made through good stock picking. Furthermore, the Portfolio’s lack of investment in the integrated oils sector considerably dampened relative returns.

Management Strategies

•                  It is our goal to hold a portfolio of high quality growth stocks we believe will perform well regardless of the market environment. We continue to favor companies that have some uniqueness or dynamic competitive advantage in their business model, with a high quality stream of cash flow and the ability to redeploy capital at a high rate of return.

•                  At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and materials and processing sectors. The financial services sector was modestly underweight versus the Index, and the materials and processing sector was overweight in relation to the Index.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6),

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Large Cap Growth Portfolio

then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value December 31,	Expenses Paid During Period* July 1, 2007 — December 31,
	July 1, 2007	2007	2007
Class A
Actual	$1,000.00	$1,113.70	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.13	3.11

Class B
Actual	1,000.00	1,111.70	4.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.38

* Expenses are equal to Class A and Class B annualized net expense ratios of 0.61% and 0.86%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

* Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

U.S. Large Cap Growth Portfolio

		Value
	Shares	(000)
Common Stocks (94.4%)
Advertising Agencies (0.9%)
Monster Worldwide, Inc.	(a)441,085	$ 14,291
Air Transport (1.3%)
Expeditors International Washington, Inc.	469,440	20,974
Biotechnology Research & Production (0.8%)
Illumina, Inc.	(a)213,976	12,680
Building: Cement (3.3%)
Cemex S.A.B de C.V. ADR	(a)1,102,216	28,492
Martin Marietta Materials, Inc.	173,020	22,943
		51,435
Casinos & Gambling (3.3%)
Wynn Resorts Ltd.	457,289	51,276
Chemicals (7.1%)
Monsanto Co.	1,007,786	112,560
Communications Technology (10.0%)
America Movil S.A.B. de C.V., Class L ADR	733,897	45,054
China Mobile Ltd. ADR	248,385	21,577
Cisco Systems, Inc.	(a)1,092,089	29,563
Research In Motion Ltd.	(a)540,026	61,239
		157,433
Computer Services Software & Systems (14.8%)
Baidu.com ADR	(a)71,579	27,944
Google, Inc., Class A	(a)166,656	115,239
Mastercard Inc., Class A	116,078	24,980
Tencent Holdings Ltd.	2,648,400	19,725
VMware, Inc., Class A	(a)255,988	21,757
Yahoo!, Inc.	(a)970,164	22,566
		232,211
Computer Technology (3.1%)
Apple, Inc.	(a)245,013	48,532
Seagate Technology, Inc.	(d)(l)186,100	@—
		48,532
Diversified Financial Services(2.1%)
CME Group, Inc.	49,317	33,831
Drugs & Pharmaceuticals (0.6%)
Gen-Probe, Inc.	(a)162,989	10,257
Energy — Miscellaneous (6.4%)
Southwestern Energy Co.	(a)414,520	23,097
Ultra Petroleum Corp.	(a)1,094,586	78,263
		101,360
Financial — Miscellaneous (5.3%)
American Express Co.	785,102	40,841
Berkshire Hathaway, Inc., Class B	(a)8,964	42,453
		83,294
Health Care Services (0.9%)
Stericycle, Inc.	(a)226,833	13,474
Insurance: Multi-Line (2.6%)
Loews Corp.	805,798	40,564
Investment Management Companies (1.1%)
Franklin Resources, Inc.	148,131	16,951
Real Estate Investment Trusts (REIT) (4.5%)
Brookfield Asset Management, Inc., Class A	1,994,956	$ 71,160
Restaurants (2.3%)
Starbucks Corp.	(a)1,747,383	35,769
Retail (10.2%)
Abercrombie & Fitch Co.	365,480	29,227
Amazon.com, Inc.	(a)917,979	85,042
Costco Wholesale Corp.	326,577	22,782
Sears Holdings Corp.	(a)225,637	23,026
		160,077
Services: Commercial (6.8%)
China Merchants Holdings International Co., Ltd.	3,464,000	21,139
Corporate Executive Board Co.	361,836	21,746
eBay, Inc.	(a)1,936,198	64,262
		107,147
Shipping (1.8%)
C.H. Robinson Worldwide, Inc.	531,349	28,757
Steel (1.0%)
Nucor Corp.	254,234	15,056
Textile Apparel Manufacturers(1.5)%
Coach, Inc.	(a)752,708	23,018
Utilities: Water (0.9%)
Veolia Environnement ADR	160,943	14,643
Wholesalers (1.8%)
Li & Fung Ltd.	7,096,000	28,356
Total Common Stocks (Cost $1,167,363)		1,485,106
Investment Company (1.5%)
Aeroplan Income Fund (Cost $23,018)	989,701	23,766
Short-Term Investment (1.6%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class (Cost $24,808)	(o)24,808,335	24,808
Total Investments (97.5%) (Cost $1,215,189)		(v)1,533,680
Other Assets in Excess of Liabilities (2.5%)		39,903
Net Assets (100%)		$1,573,583

(a)                                  Non-income producing security.

(d)                                 Security was valued at fair value — At December 31, 2007, the Portfolio held a fair valued security, valued at less than $500, representing less than 0.05% of net assets.

(l)                                     Security has been deemed illiquid at December 31, 2007.

(o)                                 See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

(v)                                 The approximate market value and percentage of the investments, $69,220,000 and 4.5%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@                                    Value is less than $500.

ADR                     American Depositary Receipt

146	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

U.S. Real Estate Portfolio

*      Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the FTSE NAREIT Equity REIT Index(1), the S&P 500® Index(2) and the Lipper Real Estate Funds Index(3)

	Total Returns(4)
		Average Annual
	One	Five	Ten	Since
	Year	Years	Years	Inception(7)

Portfolio – Class A (5)	(16.63)%	20.81%	12.18%	16.09%
FTSE NAREIT Equity REIT Index	(15.69)	18.17	10.49	13.47
S&P 500® Index	5.49	12.83	5.91	10.85
Lipper Real Estate Funds Index	(13.50)	18.27	10.24	—

Portfolio – Class B (6)	(16.80)	20.51	11.89	15.10
FTSE NAREIT Equity REIT Index	(15.69)	18.17	10.49	13.17
S&P 500® Index	5.49	12.83	5.91	9.25
Lipper Real Estate Funds Index	(13.50)	18.27	10.24	12.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)        The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)        The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)        The Lipper Real Estate Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Real Estate Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)        Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)        Commenced operations on February 24, 1995

(6)        Commenced operations on January 2, 1996

(7)        For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The U.S. Real Estate Portfolio (the “Portfolio”) seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (“REITs”). The Portfolio’s concentration in

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Real Estate Portfolio

the real estate sector makes it subject to greater risk and volatility than other portfolios that are more diversified, and the value of its shares may be substantially affected by economic events in the real estate industry. In addition to the general risks associated with real-estate investment, REIT investing entails other risks, such as credit and interest-rate risk.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -16.63%, net of fees, for Class A shares and -16.80%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmarks, the FTSE NAREIT Equity REIT Index (the “Index”) which returned -15.69% and the S&P 500 ®Index which returned 5.49%.

Factors Affecting Performance

•                  This was a highly volatile year for the real estate investment trust (REIT) sector. REITs rallied strongly in January and through mid-February, peaking with a gain of more than 13%, primarily due to transactional evidence of continued strong underlying asset value growth, take-private activity and related speculation for additional take-private activity. The sector subsequently posted modest declines and then suffered significant weakness in the May to July period as the credit crisis emerged and it became clear that asset values had peaked and that financing for take-private and other highly leveraged transactions was no longer available. Given a lack of transaction activity, declines in REIT share prices appeared to reflect an attempt by the public markets to predict the magnitude of the prospective declines in underlying asset values. REITs rallied briefly from mid-August to mid-October, but reversed course in the final months of the year as the credit crisis continued to worsen and investors began to adjust their expectations for asset values downward.

•                  The period featured significant dispersion of returns. The key theme appeared to be investors estimating the impact on growth in cash flows of the various real estate sectors as a result of a weaker economy and a change in the financing environment. Generally, this resulted in sectors with assets with shorter-term leases underperforming those sectors with assets with longer- term leases that were viewed as more defensive on a relative basis. Among the three major sectors, the apartment stocks significantly underperformed, office stocks underperformed and retail stocks performed in-line with the Index.

•                  The apartment sector suffered large declines due to continued concerns with regard to the weakness in the economy. As the sector features short-term leases, investors expect this sector to be the first of the major sectors to be impacted by a slowdown in demand. In addition, investors were concerned with regard to the new competitive rental supply from homes and condominiums. In contrast, advocates for the sector noted the incremental benefit to demand from a dramatically lower propensity to purchase homes versus renting and pointed to the significant discounted share prices relative to underlying values for the majority of the stocks.

•                  The office sector underperformed despite the longer- term nature of their leases. Investors were concerned that the impact of the subprime crisis on finance and mortgage related firms could negatively impact tenant demand. There was also some concern that property prices could face the most significant declines in this sector as property values appeared to be bolstered to the greatest degree by activity from highly leveraged investors. The mixed office-industrial REITs posted the weakest performance of any sector over the period as these companies have significant exposure to suburban office markets and investors appear to be concerned that they will not be able to post earnings growth due to projections for a stagnation of rental growth in these markets.

•                  The retail sector performed in-line with the Index despite concerns with regard to a slowdown in consumer spending. The malls performed in-line and the strip shopping centers modestly underperformed the Index, with the shopping centers modestly underperforming the malls as the companies disappointed investors with weaker than expected earnings growth projections for 2008, primarily due to their external activities.

•                  Among the smaller sectors, the lodging and storage REITs significantly underperformed and the health care and industrial REITs significantly outperformed the Index.

•                  The Portfolio underperformed the Index for the period. Bottom-up stock selection was favorable but sector allocation detracted from performance. Stock selection was especially strong in the hotel, mall, shopping center and apartment sectors; this was partially offset by stock selection in the office sector. From a top-down perspective, the Portfolio benefited from the underweight to the mixed office-industrial sector; this was offset by the underweight to the health care and industrial sectors and the overweight to the hotel sector.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Real Estate Portfolio

Management Strategies

•                  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices in our view provide real estate exposure at the best valuation relative to their underlying real estate values. Given the continued shift in investor sentiment toward sectors perceived as more defensive, we believe that valuations for a number of stocks in sectors perceived as less defensive have become even more attractive on a relative basis versus other sectors as well as versus underlying asset values, as share prices for these stocks appear to have more than priced in any prospective decline in underlying fundamentals and asset values. Our company specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of upscale urban hotels, apartments, and office properties and an underweighting to companies concentrated in the ownership of strip shopping centers, industrial properties and health care assets.

•                  We believe that over the medium and long-term, the best indicator for REIT valuations is private real estate values, although there may be periods when the performance of the equity or debt markets may influence short-term funds flows to the sector. While it is likely that investors may increase the required return and risk premium on real estate investments, we believe that longer-term investors will remain committed to maintaining a strategic allocation to the sector due to its potential returns and the diversification benefits from its lack of meaningful correlation to other asset classes.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$ 859.20	$4.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.47	4.79

Class B
Actual	1,000.00	858.60	5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.21	6.06

*            Expenses are equal to Class A and Class B annualized net expense ratios of 0.94% and 1.19%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Real Estate Portfolio

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*            Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

U.S. Real Estate Portfolio

		Value
	Shares	(000)
Common Stocks (98.8%)
Diversified (5.1%)
Forest City Enterprises, Inc., Class A	(c)336,771	$ 14,966
Vornado Realty Trust REIT	457,260	40,216
		55,182
Health Care (5.7%)
Assisted Living Concepts, Inc., Class A	(a)(c)1,134,750	8,511
Cogdell Spencer, Inc. REIT	135,380	2,156
Healthcare Realty Trust, Inc. REIT	(c)948,560	24,084
Senior Housing Properties Trust REIT	(c)1,076,809	24,422
Universal Health Reality Income Trust REIT	(c)85,468	3,029
		62,202
Industrial (4.3%)
AMB Property Corp. REIT	260,202	14,977
Cabot Industrial Value Fund, LP	(d)(i)(l)6,667	3,334
DCT Industrial Trust, Inc. REIT	291,540	2,714
Exeter Industrial Value Fund LP	850,000	850
Keystone Industrial Fund, LP	(d)(i)(l)6,000,000	5,703
Prologis REIT	(c)302,398	19,166
		46,744
Land (0.1%)
Plum Creek Timber Co., Inc. REIT	(c)13,359	615
Lodging/Resorts (16.6%)
Hersha Hospitality Trust REIT	(c)837,365	7,955
Host Hotels & Resorts, Inc. REIT	(c)4,239,302	72,238
Millennium & Copthorne Hotels plc	847,650	6,842
Morgans Hotel Group Co.	(a)(c)745,614	14,375
Starwood Hotels & Resorts Worldwide, Inc.	1,130,632	49,782
Strategic Hotels & Resorts, Inc. REIT	(c)1,700,989	28,457
		179,649
Office (17.8%)
Beacon Capital Partners, Inc.	(a)(d)(i)(l)335,100	79
Boston Properties, Inc. REIT	(c)692,881	63,614
Brandywine Realty Trust REIT	1,152,649	20,667
BRCP REIT I, LLC	(a)(d)(i)(l)5,934,197	3,275
BRCP REIT II, LLC	(a)(d)(i)(l)5,586,430	5,586
Brookfield Properties Corp.	2,966,312	57,102
Mack-Cali Realty Corp. REIT	(c)960,568	32,659
Parkway Properties, Inc. REIT	(c)13,304	492
SL Green Realty Corp. REIT	(c)101,043	9,443
		192,917
Office/Industrial (4.0%)
Duke Realty Corp. REIT	(c)680,306	17,742
Liberty Property Trust REIT	(c)761,360	21,935
PS Business Parks, Inc. REIT	(c)59,372	3,120
		42,797
Residential Apartments (18.7%)
Atlantic Gulf Communities Corp.	(a(d)(i)(l)140,284	—
AvalonBay Communities, Inc. REIT	(c)539,966	50,832
BRE Properties, Inc. REIT	(c)147,933	5,996
Camden Property Trust REIT	(c)367,971	17,718
Equity Residential Properties Trust REIT	2,322,766	$ 84,711
Essex Property Trust, Inc. REIT	(c)176,240	17,182
GMH Communities Trust REIT	(c)475,205	2,623
Post Properties, Inc. REIT	(c)667,382	23,439
		202,501
Residential Manufactured Homes (1.7%)
Equity Lifestyle Properties, Inc. REIT	(c)406,109	18,547
Retail Regional Malls (14.7%)
General Growth Properties, Inc. REIT	259,045	10,667
Macerich Co. (The) REIT	(c)560,382	39,821
Simon Property Group, Inc. REIT	(c)1,179,054	102,413
Taubman Centers, Inc. REIT	(c)136,728	6,726
		159,627
Retail Strip Centers (6.8%)
Acadia Realty Trust REIT	(c)333,423	8,539
BPP Liquidating Trust REIT	(a)(d)(l)113,290	6
Cedar Shopping Centers, Inc. REIT	(c)236,944	2,424
Developers Diversified Realty Corp. REIT	(c)115,940	4,439
Equity One, Inc. REIT	(c)22,217	512
Federal Realty Investment Trust REIT	(c)158,428	13,015
Ramco-Gershenson Properties Trust REIT	(c)134,955	2,884
Regency Centers Corp. REIT	(c)641,282	41,356
Weingarten Realty Investors REIT	(c)13,050	410
		73,585
Self Storage (3.3%)
Public Storage, Inc. REIT	338,918	24,880
Sovran Self Storage, Inc. REIT	(c)258,902	10,382
U-Store-It Trust REIT	(c)87,010	797
		36,059
Total Common Stocks (Cost $1,029,405)		1,070,425
Preferred Stocks (0.0%)
Residential Apartments (0.0%)
Atlantic Gulf Communities Corp., Series B	(a)(d)(i)(l)107,021	—
Atlantic Gulf Communities Corp., Series B (Convertible)	(a)(d)(i)(l)75,765	—
Total Preferred Stocks (Cost $1,828)		—
	Face
	Amount
	(000)
Short-Term Investments (14.4%)
Short-Term Debt Securities held as Collateral on Loaned Securities (14.4%)
Alliance & Leicester plc,
5.26%, 9/2/08	$ (h)4,674	4,674
Bancaja,
5.35%, 8/12/08	2,337	2,337
Bank of New York Co., Inc.,
5.24%, 8/8/08	(h)2,337	2,337
BASF AG,
5.18%, 8/19/08	(h)2,337	2,337
BNP Paribas plc,
4.90%, 5/19/08	(h)4,674	4,674
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08	(h)9,348	9,348

The accompanying notes are an integral part of the financial statements.	151

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

U.S. Real Estate Portfolio

	Face
	Amount	Value
	(000)	(000)
Short-Term Debt Securities held as Collateral on Loaned Securities (cont’d)
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08	$ (h)4,674	$4,674
CC USA, Inc.,
3.89%, 1/28/08	(h)2,336	2,336
CIT Group Holdings,
5.23%, 6/18/08	(h)8,413	8,413
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08	31,861	31,861
Credit Suisse First Boston, New York,
4.32%, 3/14/08	(h)4,674	4,674
First Tennessee Bank,
5.05%, 8/15/08	(h)2,337	2,337
5.06%, 8/15/08	(h)9,347	9,347
Goldman Sachs Group, Inc.,
4.62%, 2/13/09	(h)4,393	4,393
5.10%, 9/12/08	(h)2,337	2,337
HSBC Finance Corp.,
5.26%, 8/5/08	(h)2,337	2,337
IBM Corp.,
5.27%, 9/8/08	(h)9,348	9,348
Lehman Brothers, Inc.,
4.49%, 1/2/08	3,986	3,986
Macquarie Bank Ltd.,
4.95%, 8/20/08	(h)4,674	4,674
Metropolitan Life Global Funding,
4.89%, 8/21/08	(h)7,011	7,011
National Bank of Canada,
5.21%, 4/2/08	(h)9,347	9,347
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08	(h)9,348	9,348
Nationwide Building Society,
4.92%, 7/28/08	(h)5,421	5,421
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08	(h)5,141	5,141
5.26%, 8/8/08	(h)3,272	3,272
Total Short-Term Investments (Cost $155,964)		155,964
Total Investments (113.2%) (Cost $1,187,197) —
including $153,417 of Securities Loaned		(v) 1,226,389
Liabilities in Excess of Other Assets (-13.2%)		(142,992)
Net Assets (100%)		$1,083,397

(a)	Non-income producing security.
(c)	All or a portion of security on loan at December 31, 2007.
(d)	Security was valued at fair value — At December 31, 2007, the Portfolio held approximately $17,983,000 of fair valued securities, representing 1.7% of net assets.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.
(i)

Restricted security valued at fair value and not registered under the Securities Act of 1933. Atlantic Gulf Communities Corp. was acquired 6/97 and has a current cost basis of $790,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 2/00 and has a current cost basis of $758,000. Atlantic Gulf Communities Corp., Series B Preferred was acquired 6/97 and has a current cost basis of $1,070,000. Beacon Capital Partners, Inc. was acquired 3/98 and has a current cost basis of $1,010,000. BRCP REIT I, LLC was acquired 5/03 - 11/06 and has a current cost basis of $3,987,000. BRCP REIT II, LLC was acquired 10/06 - 6/07 and has a current cost basis of $4,875,000. Cabot Industrial Value Fund, LP was acquired 11/05 - 6/07 and has a current cost basis of 2,501,000. Keystone Industries Fund, LP was acquired 10/05 - 5/07 and has a current cost basis of $4,694,000. At December 31, 2007, these securities had an aggregate market value of $16,610,000 representing 1.6% of net assets.

(l)	Security has been deemed illiquid at December 31, 2007.
(v)

The approximate market value and percentage of the investments, $6,842,000 and 0.6%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A within the Notes to Financial Statements.

@	Value is less than $500.
REIT	Real Estate Investment Trust

152	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

U.S. Small/Mid Cap Value Portfolio

*    Minimum Investment

* * Commenced operations on September 27, 2007

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the Russell 2500® Value Index(1) and the Lipper Mid-Cap Value Funds Index(2)

Total Returns(3)
Cumulative
Since
Inception(5)

Portfolio – Class A (4)	(5.21)%
Russell 2500® Value Index	(7.58)
Lipper Mid-Cap Value Funds Index	(4.45)

Portfolio – Class B (4)	(5.31)
Russell 2500® Value Index	(7.58)
Lipper Mid-Cap Value Funds Index	(4.45)

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)             The Russell 2500® Value Index measures the performance of those companies in the Russell 2500® Index with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)             The Lipper Mid-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Mid-Cap Value Funds classification.

(3)             Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)             Commenced operations on September 27, 2007

(5)             For comparative purposes, cumulative since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

U.S. Small/Mid Cap Value Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing primarily in common stocks and other equity securities, including convertible securities, of small- and mid-size companies that the Adviser believes are undervalued relative to the marketplace or to similar companies. Stocks of small and medium-sized companies entail special risks, such as limited product lines, markets, and financial resources, and greater market volatility than securities of larger, more-established companies. In addition to the risks associated with common stocks, investments in convertible securities are subject to the risks associated with fixed-income securities, namely credit, price and interest-rate risks.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Small/Mid Cap Value Portfolio

Performance

For the period from September 27, 2007 (commencement of operations) to December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of -5.21%, net of fees, for Class A shares and -5.31%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares outperformed against its benchmark, the Russell 2500® Value Index (the “Index”) which returned -7.58% for the same period.

Factors Affecting Performance

•                 During the period from inception through December 31, 2007, U.S. equities experienced significant volatility, ending the period lower. Although the S&P 500® Index hit a record high early in the fourth quarter, stocks subsequently came under considerable pressure. Third-quarter Gross Domestic Product was better than expected, and later revised higher, yet consumer confidence and spending data fell, the housing market continued to weaken, oil prices reached record highs, and many commodity prices rose. Revived inflation concerns caused some speculation that the Federal Reserve’s hands could be tied in terms of potential future rate cuts. Moreover, a number of large financial institutions reported significant write-downs related to mortgages and other debt obligations. Broadly speaking, third-quarter corporate earnings declined, with many analysts pessimistic about the outlook for fourth-quarter earnings. With credit markets remaining tight and the dollar continuing to weaken, investor fears of a possible recession seemed to intensify.

•                 In this period, small cap stocks lagged the broad market averages, although absolute returns were negative for indexes across the capitalization spectrum. Value stocks also underperformed growth stocks during the period. The Index’s performance was driven by the energy, health care and utilities sectors. The consumer discretionary, autos and transportation, financial services, and technology sectors had the largest declines in the Index.

•                 In terms of the Portfolio’s performance, stock selection within the financial services sector was among the largest positive contributors to relative performance. Strong performance from holdings in insurance stocks and a financial data processing services and systems stock - combined with minimal exposure to banks, real estate investment trusts (REITs), and savings and loans -drove gains.

•                 Strong stock selection in the materials and processing sector and the technology sector also added value.

•                 Along with positive stock selection, an underweight in the financial services sector was favorable for relative performance, as was an overweight in the producer durables sector.

•                 The leading detractors from relative returns during the period included stock selection in the health care sector, in which holdings of health care services related stocks performed poorly. An underweight in the utilities sector and an overweight in the consumer discretionary sector further hampered relative gains.

Management Strategies

•                 Our bottom-up, value-driven stock selection process resulted in significant underweights in the utilities sector and the financial services sector, especially banks and REITs (though insurance and reinsurance represented overweights), along with no exposure to the autos and transportation sector. The largest relative overweights in the Portfolio included the producer durables sector, mainly in aerospace, office supplies, and telecom equipment; and the consumer discretionary sector, especially business services and commercial printing. At the Portfolio’s inception our stock selection yielded a slightly overweight position in the technology sector, which we gradually increased by the close of the period.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

U.S. Small/Mid Cap Value Portfolio

Please note that both classes within the Portfolio commenced operations on September 27, 2007, however, expenses did not begin accruing until September 28, 2007; therefore, ‘‘Actual Expenses Paid During Period” reflect activity from September 28, 2007 through December 31, 2007.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that while the Portfolio commenced operations on September 27, 2007, the “Hypothetical Expenses Paid During the Period” reflect projected activity for the full six month period for the purposes of comparability. This projection assumes that the annualized expense ratio for the period was in effect during the period from July 1, 2007 through December 31, 2007.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value*	Ending Account Value December 31, 2007	Expenses Paid During Period* September 28, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$ 947.90	$3.30
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.61

Class B
Actual	1,000.00	946.90	3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.39	7.88

*  Expenses are equal to Class A and Class B annualized net expense ratios of 1.30% and 1.55%, respectively, multiplied by the average account value over the period, multiplied by 95/365 (to reflect the actual days in the period for the actual example) and multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*  Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

U.S. Small/Mid Cap Value Portfolio

		Value
	Shares	(000)
Common Stocks (92.7%)
Aerospace & Defense (7.4%)
Alliant Techsystems, Inc.	(a)4,000	$ 455
DRS Technologies, Inc.	5,600	304
Goodrich Corp.	5,700	403
Spirit Aerosystems Holdings, Inc., Class A	(a)9,800	338
		1,500
Beverages (1.7%)
Molson Coors Brewing Co., Class B	6,800	351
Chemicals (3.9%)
Agrium, Inc.	4,000	289
Cytec Industries, Inc.	4,800	295
Scotts Miracle-Gro Co. (The), Class A	5,400	202
		786
Commercial Services & Supplies (8.6%)
ACCO Brands Corp.	(a)32,900	527
Brink’s Co. (The)	8,500	508
Cenveo, Inc.	(a)20,200	353
RR Donnelley & Sons Co.	9,300	351
		1,739
Computers & Peripherals (5.4%)
Electronics for Imaging	(a)18,100	407
MSC.Software Corp.	(a)24,300	315
Teradata Corp.	(a)13,600	373
		1,095
Containers & Packaging (5.7%)
Owens-Illinois, Inc.	(a)6,100	302
Pactiv Corp.	(a)15,300	407
Smurfit-Stone Container Corp.	(a)42,400	448
		1,157
Diversified Telecommunication Services (1.6%)
CenturyTel, Inc.	7,600	315
Electric Utilities (0.5%)
PNM Resources, Inc.	4,600	99
Electrical Equipment (4.7%)
Acuity Brands, Inc.	4,600	207
Belden, Inc.	11,700	521
General Cable Corp.	(a)2,900	212
		940
Energy Equipment & Services (2.4%)
Exterran Holdings, Inc.	(a)3,800	311
Superior Energy Services	(a)5,200	179
		490
Food Products (2.7%)
Corn Products International, Inc.	15,100	555
Gas Utilities (1.7%)
UGI Corp.	12,900	352
Health Care Providers & Services (4.0%)
Apria Healthcare Group, Inc.	(a)8,700	188
IMS Health, Inc.	13,900	320
PerkinElmer, Inc.	11,700	304
		812
Hotels Restaurants & Leisure (1.0%)
AFC Enterprises	(a)17,200	$195
Household Durables (2.2%)
Snap-On, Inc.	9,000	434
Information Technology Services (8.5%)
Broadridge Financial Solutions, Inc.	25,100	563
Computer Sciences Corp.	(a)6,100	302
MAXIMUS, Inc.	22,200	857
Metavante Technologies, Inc.	(a)1	@—
		1,722
Insurance (14.6%)
Assurant, Inc.	10,000	669
Conseco, Inc.	(a)41,600	523
Everest Re Group Ltd.	3,500	351
Hanover Insurance Group, Inc. (The)	9,659	442
Markel Corp.	(a)800	393
Reinsurance Group of America, Inc.	5,900	310
White Mountains Insurance Group Ltd.	500	257
		2,945
Machinery (1.2%)
Kennametal, Inc.	6,200	235
Media (0.7%)
Sinclair Broadcast Group, Inc., Class A	17,500	144
Office Electronics (1.8%)
Zebra Technologies Corp.	(a)10,400	361
Oil, Gas & Consumable Fuels (1.6%)
Pioneer Natural Resources Co.	6,800	332
Paper & Forest Products (1.4%)
MeadWestvaco Corp.	9,200	288
Pharmaceuticals (1.6%)
Barr Laboratories, Inc.	(a)6,000)	319
Real Estate (1.5%)
Host Hotels & Resorts, Inc. REIT	17,400	296
Road & Rail (1.0%)
Avis Budget Group, Inc.	(a)15,500	202
Software (1.6%)
Amdocs Ltd.	(a)9,500	327
Specialty Retail (1.1%)
PetSmart, Inc.	9,700	228
Textiles, Apparel & Luxury Goods (2.1%)
Hanesbrands, Inc.	(a)15,200	413
Thrifts & Mortgage Finance (0.5%)
TFS Financial Corp.	(a)8,600	103
Total Common Stocks (Cost $19,831)		18,735

	Face
	Amount
	(000)
Fixed Income Security (1.8%)
Industrials (1.8%)
Invitrogen Corp. (Convertible),
1.50%, 2/15/24
(Cost $329)	$333	353

156	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

U.S. Small/Mid Cap Value Portfolio

		Value
	Shares	(000)
Short-Term Investment (6.3%)
Investment Company (6.3%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class (Cost $1,278)	(o)1,278,267	$1,278
Total Investments (100.8%) (Cost $21,438)		20,366
Liabilities in Excess of Other Assets (-0.8%)		(159)
Net Assets (100%)		$20,207

(a)	Non-income producing security.
(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.
@	Value is less than $500.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.	157

2007 Annual Report

December 31, 2007

Investment Overview (unaudited)

Emerging Markets Debt Portfolio

* Minimum Investment

In accordance with SEC regulations, Portfolio’s performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary from the Class A shares based upon its different inception date and will be negatively impacted by additional fees assessed to this class.

Performance Compared to the J.P. Morgan EMBI Global Bond Index/J.P. Morgan GBI-EM Diversified Bond Index(1) , J.P. Morgan Emerging Markets Bond Global Index(2) and the Lipper Emerging Markets Debt Funds Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception	(7)
Portfolio – Class A (5)	4.68%	13.22%	7.92%	10.85%
J.P. Morgan EMBI Global Bond Index/
J.P. Morgan GBI-EM Diversified Bond Index	6.84	12.79	10.15	10.62
J.P. Morgan Emerging Markets Bond Global Index	6.28	12.67	10.09	10.58
Lipper Emerging Markets Debt Funds Index	5.88	15.04	10.01	—

Portfolio – Class B (6)	4.29	12.89	7.64	11.42
J.P. Morgan EMBI Global Bond Index/
J.P. Morgan GBI-EM Diversified Bond Index	6.84	12.79	10.15	12.09
J.P. Morgan Emerging Markets Bond Global Index	6.28	12.67	10.09	12.05
Lipper Emerging Markets Debt Funds Index	5.88	15.04	10.01	12.53

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/msim. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

J.P. Morgan EMBI Global Bond Index/J.P. Morgan GBI-EM Diversified Bond Index is a custom index represented by performance of the J.P. Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar - denominated debt instruments issued by emerging markets) for periods from the Portfolio’s inception to September 30, 2007 and the J.P. Morgan GBI-EM Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The J.P. Morgan EMBI Global Bond Index was changed to the J.P. Morgan GBI-EM Diversified Bond Index on October 1, 2007 to more accurately reflect the Portfolio’s amended investible universe effective October 1, 2007 to invest in emerging market debt securities that are denominated in local currencies. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)

The J.P. Morgan Emerging Markets Bond Global Index (“J.P. Morgan EMBI Global Bond Index”) tracks total returns for U.S. dollar - denominated debt instruments issued by emerging market sovereign and quasi - sovereign entities, including Brady Bonds, loans, Eurobonds and local market instruments for over 30 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)

The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(4)     Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)     Commenced operations on February 1, 1994

(6)     Commenced operations on January 2, 1996

(7)     For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

The Emerging Markets Debt Portfolio (the “Portfolio”) seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Foreign investing involves certain risks, including currency fluctuations and controls, restrictions on foreign investments, less governmental supervision and regulation, less liquidity and the potential for market volatility and political instability. In addition, investing in emerging markets may involve a relatively higher degree of volatility. Fixed income securities are subject to credit and interest-rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the portfolio may generate less income. In a rising interest-rate environment, bond prices fall.

Performance

For the year ended December 31, 2007, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 4.68%, net of fees, for Class A shares and 4.29%, net of fees, for Class B shares. The Portfolio’s Class A and Class B shares underperformed against its benchmarks, the J.P. Morgan EMBI Global Bond Index/J.P. Morgan GBI-EM Diversified Bond Index, which returned 6.84%, and the J.P. Morgan Emerging Markets Bond Global Index, which returned 6.28%.

Factors Affecting Performance

•                  Although emerging market economies were generally insulated from the credit and liquidity crisis emanating from the U.S., yield spreads of U.S. dollar denominated emerging market bonds moved wider, ending the period 84 basis points higher than at the start of the year. Nonetheless, emerging market debt (“EMD”) performed quite strongly for the one-year period, with performance of local currency far outpacing that of external debt in emerging economies.

•                  Economic growth across the EMD universe remained strong, with growth rates exceeding 7%. Emerging market currencies rallied against the U.S. dollar as the prospect of slower economic growth and lower interest rates in the U.S. put considerable pressure on the dollar. As a result, local currency denominated debt enjoyed strong returns.

•                  An emphasis on local currency denominated securities in the Portfolio was additive to performance. An underweight in Pakistani debt was also beneficial as ongoing political strife in the country hurt bond performance. Security selection in Venezuela also helped boost returns.

•                  Detractors from performance in the Portfolio included overweights in Russian quasi-sovereign bonds and Argentine domestic bonds.

Management Strategies

•                  The Portfolio favored local currency denominated securities in Brazil, Mexico, Turkey, and a few other smaller countries. We saw significant value in local currency denominated EMD securities relative to U.S. dollar denominated debt.

•                  Later in the year, we focused on countries with strong liquidity positions or countries less dependent on international capital markets for financing.

•                  Effective the fourth quarter of 2007, the Portfolio’s investment focus shifted from external (U.S. dollar denominated) debt to local currency debt. In our view, the local currency market offers greater relative value for a variety of reasons. Unlike in the external debt market, valuations in local currency debt have generally lagged fundamental macroeconomic improvements in the emerging market countries. Local EMD markets also offer the potential for currency gains as well as greater relative diversification due to their low correlation with equity and other fixed income asset classes. Local emerging market returns are more subject to local macroeconomic and policy outcomes and therefore, are less prone to contagion. To reflect the Portfolio’s change in focus, its benchmark has changed to the J.P. Morgan GBI-EM Global Diversified Bond Index.

Expense Examples

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemption fees; (2) ongoing costs, including management fees, shareholder servicing fees (in the case of Class B); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio

2007 Annual Report

December 31, 2007

Investment Overview (cont’d)

Emerging Markets Debt Portfolio

and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2007 and held for the entire six-month period.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that “Expenses Paid During Period” are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note E in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of the expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 — December 31, 2007
Class A
Actual	$1,000.00	$1,018.70	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.42	4.84

Class B
Actual	1,000.00	1,018.00	6.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.06	6.21

*

Expenses are equal to Class A and Class B annualized net expense ratios of 0.95% and 1.22%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Graphic Presentation of Portfolio Holdings

The following graph depicts the Portfolio’s holdings by industry and/or security type, as a percentage of total investments.

*	Industries which do not appear in the above graph, as well as those which represent less than 5% of total investments, if applicable, are included in the category labeled “Other”.

2007 Annual Report

December 31, 2007

Portfolio of Investments

Emerging Markets Debt Portfolio

		Face
		Amount	Value
		(000)	(000)
Debt Instruments (93.8%)
Argentina (5.6%)
Sovereign (5.6%)
Republic of Argentina,
1.32%, 12/15/35	$	(d)(h) 298	$ 34
1.38%, 12/15/35	ARS	(h)16,231	458
5.83%, 12/31/33		$5,000	1,874
8.28%, 12/31/33		(d)119	114
Republic of Argentina (Linked Variable Rate),
41.43%, (expired maturity)		(b)1,120	528
			3,008
Brazil (16.0%)
Corporate (1.0%)
Banco ABN Amro Real S.A.,
16.20%, 2/22/10	BRL	890	540
Sovereign (15.0%)
Citigroup, Inc., Nota do Tesouro Nacional
Credit Linked Notes,
6.00%, 5/18/09		800	1,087
Federative Republic of Brazil,
10.00%, 1/1/14		11,600	6,036
JPMorgan Chase & Co., Nota do Tesouro
Nacional Credit Linked Notes,
10.00%, 1/1/12		1,710	922
			8,045
			8,585
Colombia (3.4%)
Sovereign (3.4%)
Republic of Colombia,
12.00%, 10/22/15	COP	3,300,000	1,832
Egypt (3.9%)
Sovereign (3.9%)
Arab Republic of Egypt,
8.75%, 7/18/12	EGP	(e)11,120	2,078
Hungary (11.9%)
Sovereign (11.9%)
Republic of Hungary,
6.25%, 8/24/10	HUF	103,500	581
6.75%, 4/12/10		445,000	2,533
6.75%, 2/24/17		110,960	626
7.25%, 6/12/12		468,000	2,689
			6,429
Indonesia (13.7%)
Sovereign (13.7%)
Barclays Bank plc, Republic of Indonesia
Government Bonds Credit Linked Notes,
10.00%, 7/15/17	IDR	20,000,000	2,252
Citigroup, Inc., Republic of Indonesia
Government Bonds Credit Linked Notes,
10.00%, 7/15/17		$882	831
Credit Suisse, Republic of Indonesia
Government Bonds Credit Linked Notes,
10.00%, 7/15/17	IDR	20,000,000	$ 2,151
UBS AG, Republic of Indonesia
Government Credit Linked Notes,
10.00%, 7/15/17		$20,000,000	2,151
			7,385
Malaysia (1.9%)
Sovereign (1.9%)
Government of Malaysia,
3.76%, 4/28/11	MYR	3,437	1,045
Mexico (12.3%)
Sovereign (12.3%)
Mexican Bonos,
8.00%, 12/17/15	MXN	43,580	3,955
9.50%, 12/18/14		19,630	1,934
10.00%, 12/5/24		7,058	753
			6,642
Nigeria (1.9%)
Corporate (1.9%)
Shell Petroleum Development Co.,
Credit Linked Notes,
Zero Coupon, 2/25/08		$992	999
Peru (3.7%)
Sovereign (3.7%)
Republic of Peru,
12.25%, 8/10/11	PEN	4,980	1,993
Russia (1.0%)
Corporate (1.0%)
JPMorgan Chase & Co.
7.00%, 6/28/17	RUB	14,000	530
South Africa (9.6%)
Corporate (2.4%)
International Finance Corp.,
11.00%, 7/1/09	ZAR	8,760	1,280
Sovereign (7.2%)
Republic of South Africa,
13.00%, 8/31/10		(c)24,580	3,896
			5,176
Turkey (8.9%)
Sovereign (8.9%)
Republic of Turkey,
Zero Coupon, 8/5/09	TRY	7,150	4,780
Total Debt Instruments (Cost $51,177)			50,482
		No.of
		Warrants
Warrants (0.2%)
Venezuela (0.2%)
Republic of Venezuela, Oil-Linked
Payment Obligation, sexpiring 4/15/20		(a)(d)2,700	101
Total Warrants (Cost $ —)			101

The accompanying notes are an integral part of the financial statements.	161

2007 Annual Report

December 31, 2007

Portfolio of Investments (cont’d)

Emerging Markets Debt Portfolio

		Face
		Amount	Value
		(000)	(000)
Short-Term Investments (11.3%)
Short-Term Debt Securities held as Collateral on Loaned Securities (7.8%)
Alliance & Leicester plc,
5.26%, 9/2/08	$	(h)125	$125
Bancaja,
5.35%, 8/12/08		63	63
Bank of New York Co., Inc.,
5.24%, 8/8/08		(h)63	63
BASF AG,
5.18%, 8/19/08		(h)63	63
BNP Paribas plc,
4.90%, 5/19/08		(h)125	125
CAM US Finance S.A. Unipersonal,
5.24%, 7/25/08		(h)251	251
Canadian Imperial Bank of Commerce, New York,
4.42%, 7/28/08		(h)126	126
CC USA, Inc.,
3.89%, 1/28/08		(h)63	63
CIT Group Holdings,
5.23%, 6/18/08		(h)226	226
Citigroup Global Markets Holdings, Inc.,
4.51%, 1/2/08		856	856
Credit Suisse First Boston, New York,
4.32%, 3/14/08		(h)126	126
First Tennessee Bank,
5.05%, 8/15/08		(h)63	63
5.06%, 8/15/08		(h)251	251
Goldman Sachs Group, Inc.,
4.62%, 2/13/09		(h)118	118
5.10%, 9/12/08		(h)63	63
HSBC Finance Corp.,
5.26%, 8/5/08		(h)63	63
IBM Corp.,
5.27%, 9/8/08		(h)251	251
Lehman Brothers, Inc.,
4.49%, 1/2/08		107	107
Macquarie Bank Ltd.,
4.95%, 8/20/08		(h)126	126
Metropolitan Life Global Funding,
4.89%, 8/21/08		(h)188	188
National Bank of Canada,
5.21%, 4/2/08		(h)251	251
National Rural Utilities Cooperative Finance Corp.,
5.24%, 9/2/08		(h)251	251
Nationwide Building Society,
4.92%, 7/28/08		(h)146	146
Unicredito Italiano Bank (Ireland) plc,
5.04%, 8/14/08		(h)138	138
5.26%, 8/8/08		(h)88	88
			4,191

			Value
		Shares	(000)
Investment Company (3.5%)
Morgan Stanley Institutional Liquidity
Money Market Portfolio
— Institutional Class		(o)1,887,153	$1,887
Total Short-Term Investments (Cost $6,078)			6,078
Total Investments (105.3%) (Cost $57,255)
— including $4,055 of Securities Loaned			56,661
Liabilities in Excess of Other Assets (-5.3%)			(2,831)
Net Assets (100%)			$53,830

(a)	Non-income producing security.
(b)	Issuer is in default.
(c)	All or portion of security on loan at December 31, 2007.
(d)	Securities were valued at fair value — At December 31, 2007, the Portfolio held approximately $249,000 of fair valued securities, representing less than 0.5% of net assets.

(e)	144A security — Certain conditions for public sale may exist.
(h)	Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2007.

(o)	See Note F within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class.

ARS	Argentina Peso
BRL	Brazilian Real
COP	Colombian Peso
EGP	Egypt Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

Foreign Currency Exchange Contract Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Net
Currency				In			Unrealized
to				Exchange			Appreciation
Deliver		Value	Settlement	For		Value	(Depreciation)
(000)		(000)	Date	(000)		(000)	(000)
USD	1,005	$1,005	12/01/08	AED	3,589	$1,000	$ (5)
USD	4,242	4,242	6/11/08	EUR	2,892	4,230	(12)
USD	4,242	4,242	6/11/08	EUR	2,895	4,235	(7)
		$9,489				$9,465	$(24)

AED — United Arab Emirates Dirham
EUR — Euro
USD — United States Dollar

162	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Active International Allocation Portfolio (000)	Emerging Markets Portfolio (000)		Global Franchise Portfolio (000)	Global Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$851,153	$2,637,004		$86,750	$692,325
Investment(s) in Securities of Affiliated Issuer(s), at Cost:	71,488	38,982		2,268	—
Total Investments in Securities, at Cost:	922,641	2,675,986		89,018	692,325
Foreign Currency, at Cost:	2,106	7,403		58	191
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,105,267	3,694,161		113,813	621,641
Investment(s) in Securities of Affiliated Issuer(s), at Value:	71,488	63,941		2,268	—
Total Investments in Securities, at Value:	1,176,755	3,758,102		116,081	621,641
Foreign Currency, at Value:	2,089	7,417		59	192
Cash	352	1,784		—	—
Due from Administrator	—	318		—	—
Due from Broker	23,386	—		—	—
Receivable for Portfolio Shares Sold	862	6,955		—	21,299
Receivable for Investments Sold	4,031	31,642		—	9,215
Unrealized Appreciation on Foreign Currency Exchange Contracts	1,022	11		384	1
Foreign Withholding Tax Reclaim Receivable	105	1,141		86	51
Receivable from Affiliate(s)	15	10		1	6
Dividends Receivable	951	2,493		132	3,319
Interest Receivable	344	147		6	66
Other Assets	16	43		2	6
Total Assets	1,209,928	3,810,063		116,751	655,796
Liabilities:
Collateral on Securities Loaned, at Value:	106,330	263,443		—	2,631
Unrealized Depreciation on Foreign Currency Exchange Contracts	1,599	137		—	20
Payable for Investments Purchased	10	24,232		—	737
Payable for Portfolio Shares Redeemed	363	2,392		—	2,208
Payable for Investment Advisory Fees	1,821	10,045		236	1,376
Bank Overdraft	—	—		—	2,752
Payable for Administration Fees	76	239		8	45
Payable for Custodian Fees	124	886		14	61
Payable for Directors’ Fees and Expenses	15	61		@—	@—
Deferred Capital Gain Country Tax	443	5,337		—	—
Payable for Shareholder Servicing Fees — Class B	1	38		1	3
Other Liabilities	126	289		30	39
Total Liabilities	110,908	307,099		289	9,872
Net Assets	$1,099,020	$3,502,964		$116,462	$645,924
Net Assets Consist Of:
Paid-in Capital	$812,144	$2,330,258		$87,080	$733,151
Undistributed (Distributions in Excess of) Net Investment Income	(2,542)	(24,956)		525	(13,261)
Accumulated Net Realized Gain (Loss)	34,227	120,783		1,396	(3,296)
Unrealized Appreciation (Depreciation) on:
Investments	253,674 *	1,076,769	*	27,063	(70,684)
Foreign Currency Exchange Contracts and Translations	(639)	110		398	14
Futures Contracts	2,156	—		—	—
Net Assets	$1,099,020	$3,502,964		$116,462	$645,924

The accompanying notes are an integral part of the financial statements.	163

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Active International Allocation Portfolio	Emerging Markets Portfolio	Global Franchise Portfolio	Global Real Estate Portfolio
	(000)	(000)	(000)	(000)
CLASS A:
Net Assets	$1,093,735	$3,323,130	$110,135	$632,737
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	68,720,141	97,672,429	6,628,283	63,036,988
Net Asset Value, Offering and Redemption Price Per Share	$15.92	$34.02	$16.62	$10.04
CLASS B:
Net Assets	$5,285	$179,834	$6,327	$13,187
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	326,161	5,373,836	384,962	1,316,749
Net Asset Value, Offering and Redemption Price Per Share	$16.20	$33.46	$16.44	$10.02
(1) Including:
Securities on Loan, at Value:	$101,774	$252,057	$—	$2,594
@ Amount is less than $500.
* Net of $440 and $5,347 Deferred Capital Gain Country Tax on unrealized appreciation in Active International Allocation and Emerging Markets, respectively.

164	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Global Value Equity Portfolio (000)	International Equity Portfolio (000)	International Growth Active Extension Portfolio (000)	International Growth Equity Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$73,751	$5,289,717	$12,988	$21,308
Investment in Security of Affiliated Issuer:	783	108,256	43	13,311
Total Investments in Securities, at Cost:	74,534	5,397,973	13,031	34,619
Foreign Currency, at Cost:	96	1,878	21	219
Investments in Securities of Unaffiliated Issuers, at Value:(1)	93,959	6,539,165	13,563	23,157
Investment in Security of Affiliated Issuer, at Value:	783	108,256	43	13,311
Total Investments in Securities, at Value:	94,742	6,647,421	13,606	36,468
Foreign Currency, at Value:	98	1,872	21	219
Due from Advisor	—	—	12	20
Due from Administrator	—	155	—	—
Receivable for Portfolio Shares Sold	1	5,558	—	—
Receivable for Investments Sold	9	492	255	251
Unrealized Appreciation on Foreign Currency Exchange Contracts	99	10	@—	—
Foreign Withholding Tax Reclaim Receivable	10	673	—	5
Receivable from Affiliate	@—	38	@—	@—
Dividends Receivable	102	4,050	5	2
Interest Receivable	3	476	1	8
Other Assets	2	109	@—	1
Total Assets	95,066	6,660,854	13,900	36,974
Liabilities:
Collateral on Securities Loaned, at Value:	4,604	468,328	—	610
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	9	2	1
Payable for Investments Purchased	11	—	83	13,075
Bank Overdraft	—	42	4	203
Payable for Portfolio Shares Redeemed	1	51,875	—	—
Payable for Investment Advisory Fees	155	13,191	—	—
Payable for Administration Fees	6	432	1	1
Payable for Custodian Fees	8	494	5	5
Payable for Directors’ Fees and Expenses	8	174	—	@—
Payable for Shareholder Servicing Fees — Class B	5	227	@—	@—
Payable for Dividend Income on Short Positions	—	—	9	—
Securities Sold Short, at Value (Proceeds $3,311)	—	—	3,125	—
Deferred Capital Gain Country Tax	—	—	—	1
Other Liabilities	34	680	12	24
Total Liabilities	4,832	535,452	3,241	13,920
Net Assets	$90,234	$6,125,402	$10,659	$23,054
Net Assets Consist Of:
Paid-in Capital	$70,076	$4,751,752	$9,986	$20,957
Undistributed (Distributions in Excess of) Net Investment Income	58	(3,623)	—	—
Accumulated Net Investment Loss	—	—	(3)	—
Accumulated Net Realized Gain (Loss)	(209)	127,872	(85)	267
Unrealized Appreciation (Depreciation) on:
Investments	20,208	1,249,448	575	1,849	*
Foreign Currency Exchange Contracts and Translations	101	(47)	@—	(19)
Securities Sold Short	—	—	186	—
Net Assets	$90,234	$6,125,402	$10,659	$23,054

The accompanying notes are an integral part of the financial statements.	165

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Global Value Equity Portfolio (000)	International Equity Portfolio (000)	International Growth Active Extension Portfolio (000)	International Growth Equity Portfolio (000)
CLASS A:
Net Assets	$66,035	$5,105,807	$10,553	$22,523
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	3,730,674	269,926,698	990,000	1,636,603
Net Asset Value, Offering and Redemption Price Per Share	$17.70	$18.92	$10.66	$13.76
CLASS B:
Net Assets	$24,199	$1,019,595	$106	$531
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	1,384,000	54,447,607	10,000	38,535
Net Asset Value, Offering and Redemption Price Per Share	$17.48	$18.73	$10.65	$13.78
(1) Including:
Securities on Loan, at Value:	$4,408	$448,800	$—	$580
@ Amount is less than $500.
* Net of $1 Deferred Capital Gain Country Tax on unrealized depreciation in International Growth Equity.

166	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	International Magnum Portfolio (000)	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Disciplined Large Cap Value Active Extension Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$115,530	$1,328,193	$727,180	$12,491
Investment in Security of Affiliated Issuer, at Cost:	6,786	—	—	83
Total Investments in Securities, at Cost:	122,316	1,328,193	727,180	12,574
Foreign Currency, at Cost:	231	110	85	—
Investments in Securities of Unaffiliated Issuers, at Value:	143,721	1,167,622	782,661	11,697
Investment in Security of Affiliated Issuer, at Value:	6,786	—	—	83
Total Investments in Securities, at Value:	150,507	1,167,622	782,661	11,780
Foreign Currency, at Value:	235	110	86	—
Cash	—	—	—	150
Due from Advisor	—	—	—	10
Due from Broker	230	—	—	—
Receivable for Portfolio Shares Sold	160	4,907	314	—
Receivable for Investments Sold	1,297	3,186	41,651	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	142	—	93	—
Foreign Withholding Tax Reclaim Receivable	34	500	830	—
Receivable from Affiliate	2	4	2	@—
Dividends Receivable	63	2,501	1,680	17
Interest Receivable	30	11	57	@—
Other Assets	2	24	20	—
Total Assets	152,702	1,178,865	827,394	11,957
Liabilities:
Collateral on Securities Loaned, at Value:	15,980	—	—	—
Unrealized Depreciation on Foreign Currency Exchange Contracts	486	20	277	—
Payable for Investments Purchased	419	—	517	—
Payable for Portfolio Shares Redeemed	18	12,078	8,066	—
Bank Overdraft	—	12,606	19,706	—
Payable for Investment Advisory Fees	244	2,964	2,428	—
Payable for Administration Fees	9	88	62	1
Payable for Custodian Fees	23	136	127	4
Payable for Directors’ Fees and Expenses	8	1	15	@—
Payable for Shareholder Servicing Fees — Class B	@—	22	—	@—
Deferred Capital Gain Country Tax	1	—	—	—
Payable for Dividend Income on Short Positions	—	—	—	6
Securities Sold Short, at Value (Proceeds $2,977)	—	—	—	2,650
Other Liabilities	33	132	146	17
Total Liabilities	17,221	28,047	31,344	2,678
Net Assets	$135,481	$1,150,818	$796,050	$9,279
Net Assets Consist Of:
Paid-in Capital	$105,489	$1,352,072	$715,906	$9,999
Undistributed (Distributions in Excess of) Net Investment Income	(237)	(34,483)	(144)	—
Accumulated Net Realized Gain (Loss)	2,366	(6,174)	24,575	(253)
Unrealized Appreciation (Depreciation) on:
Investments	28,191 *	(160,571)	55,481	(794)
Foreign Currency Exchange Contracts and Translations	(328)	(26)	232	—
Securities Sold Short	—	—	—	327
Net Assets	$135,481	$1,150,818	$796,050	$9,279

The accompanying notes are an integral part of the financial statements.	167

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	International Magnum Portfolio (000)	International Real Estate Portfolio (000)	International Small Cap Portfolio (000)	Disciplined Large Cap Value Active Extension Portfolio (000)
CLASS A:
Net Assets	$133,077	$1,053,018	$796,050	$9,193
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	8,950,001	41,616,700	46,594,911	1,071,395
Net Asset Value, Offering and Redemption Price Per Share	$14.87	$25.30	$17.08	$8.58
CLASS B:
Net Assets	$2,404	$97,800	$—	$86
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	162,230	3,861,661	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$14.82	$25.33	$—	$8.58
(1) Including:
Securities on Loan, at Value:	$15,270	$—	$—	$—
@ Amount is less than $500.
* Net of $@ Deferred Capital Gain Country Tax on unrealized depreciation in International Magnum.

168	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Focus Equity Portfolio (000)	Large Cap Relative Value Portfolio (000)	Small Company Growth Portfolio (000)	Systematic Active Large Cap Core Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$12,362	$251,497	$1,563,166	$6,434
Investment in Security of Affiliated Issuer, at Cost:	1,147	4,943	13,933	280
Total Investments in Securities, at Cost:	13,509	256,440	1,577,099	6,714
Foreign Currency, at Cost:	19	—	1	—
Investments in Securities of Unaffiliated Issuers, at Value:(1)	15,692	284,432	1,829,507	7,152
Investment in Security of Affiliated Issuer, at Value:	1,147	4,943	13,933	280
Total Investments in Securities, at Value:	16,839	289,375	1,843,440	7,432
Foreign Currency, at Value:	19	—	1	—
Cash	18	@—	—	—
Receivable for Portfolio Shares Sold	1	11	19,279	—
Receivable from Affiliate	@—	2	15	@—
Dividends Receivable	2	324	1,326	6
Interest Receivable	5	22	148	2
Other Assets	@—	5	31	@—
Total Assets	16,884	289,739	1,864,240	7,440
Liabilities:
Collateral on Securities Loaned, at Value:	—	—	—	743
Due to Broker	—	—	—	2
Payable for Investments Purchased	69	215	—	—
Payable for Portfolio Shares Redeemed	@—	1,985	23,299	—
Payable for Investment Advisory Fees	17	360	4,253	36
Payable for Administration Fees	1	20	127	1
Payable for Custodian Fees	2	9	12	1
Payable for Directors’ Fees and Expenses	7	18	10	@—
Payable for Shareholder Servicing Fees — Class B	1	11	157	@—
Other Liabilities	22	50	360	21
Total Liabilities	119	2,668	28,218	804
Net Assets	$16,765	$287,071	$1,836,022	$6,636
Net Assets Consist Of:
Paid-in Capital	$29,928	$302,146	$1,585,454	$5,970
Undistributed (Distributions in Excess of) Net Investment Income	(9)	(21)	—	15
Accumulated Net Investment Loss	—	—	(22)	—
Accumulated Net Realized Gain (Loss)	(16,484)	(47,989)	(15,751)	(67)
Unrealized Appreciation (Depreciation) on:
Investments	3,330	32,935	266,341	718
Foreign Currency Exchange Contracts and Translations	@—	—	@—	—
Futures Contracts	—	—	—	@—
Net Assets	$16,765	$287,071	$1,836,022	$6,636

The accompanying notes are an integral part of the financial statements.	169

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Focus Equity Portfolio (000)	Large Cap Relative Value Portfolio (000)	Small Company Growth Portfolio (000)	Systematic Active Large Cap Core Portfolio (000)
CLASS A:
Net Assets	$13,852	$236,784	$1,137,839	$6,525
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	736,442	19,962,716	86,719,049	590,000
Net Asset Value, Offering and Redemption Price Per Share	$18.81	$11.86	$13.12	$11.06
CLASS B:
Net Assets	$2,913	$50,287	$698,183	$111
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	158,974	4,243,242	56,355,156	10,000
Net Asset Value, Offering and Redemption Price Per Share	$18.32	$11.85	$12.39	$11.06
(1) Including:
Securities on Loan, at Value:	$—	$—	$—	$724
@ Amount is less than $500.

170	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Systematic Active Small Cap Core Portfolio (000)	Systematic Active Small Cap Growth Portfolio (000)	Systematic Active Small Cap Value Portfolio (000)	Systematic Large Cap Core Active Extension Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$ 8,025	$ 8,358	$ 8,442	$ 12,759
Investment in Security of Affiliated Issuer, at Cost:	717	870	250	20
Total Investment in Securities, at Cost:	8,742	9,228	8,692	12,779
Investments in Securities of Unaffiliated Issuers, at Value:(1)	7,176	7,943	7,111	12,458
Investment in Security of Affiliated Issuer, at Value	717	870	250	20
Total Investments in Securities, at Value:	7,893	8,813	7,361	12,478
Cash	54	—	81	35
Due from Adviser	—	—	—	9
Receivable for Investments Sold	1,384	1,329	1,553	1,595
Receivable from Affiliate	@—	@—	@—	@—
Dividends Receivable	15	4	20	10
Interest Receivable	3	4	2	@—
Other Assets	@—	@—	@—	—
Total Assets	9,349	10,150	9,017	14,127
Liabilities:
Collateral on Securities Loaned, at Value:	1,919	1,974	1,911	—
Due to Broker	@—	1	@—	—
Payable for Investments Purchased	1,479	1,528	1,547	1,596
Payable for Investment Advisory Fees	37	37	36	—
Payable for Administration Fees	@—	@—	@—	1
Payable for Custodian Fees	2	2	2	3
Payable for Directors’ Fees and Expenses	@—	@—	@—	@—
Payable for Shareholder Servicing Fees — Class B	@—	@—	@—	@—
Payable for Dividend Income on Short Positions	—	—	—	3
Payable for Securities Sold Short, at Value (Proceeds $3,077)	—	—	—	2,830
Other Liabilities	21	22	21	16
Total Liabilities	3,458	3,564	3,517	4,449
Net Assets	$ 5,891	$ 6,586	$ 5,500	$ 9,678
Net Assets Consist Of:
Paid-in Capital	$ 6,605	$ 6,921	$ 6,710	$ 9,999
Undistributed (Distributions in Excess of) Net Investment Income	3	—	1	—
Accumulated Net Realized Gain (Loss)	125	70	115	(267)
Unrealized Appreciation (Depreciation) on:
Investments	(849)	(415)	(1,331)	(301)
Futures Contracts	7	10	5	—
Securities Sold Short	—	—	—	247
Net Assets	$ 5,891	$ 6,586	$ 5,500	$ 9,678

The accompanying notes are an integral part of the financial statements.	171

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	Systematic Active Small Cap Core Portfolio (000)	Systematic Active Small Cap Growth Portfolio (000)	Systematic Active Small Cap Value Portfolio (000)	Systematic Large Cap Core Active Extension Portfolio (000)
CLASS A:
Net Assets	$5,801	$6,491	$5,418	$9,582
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	650,000	682,592	660,000	998,647
Net Asset Value, Offering and Redemption Price Per Share	$8.93	$9.51	$8.21	$9.59
CLASS B:
Net Assets	$90	$95	$82	$96
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	10,000	10,000	10,000	10,000
Net Asset Value, Offering and Redemption Price Per Share	$8.93	$9.48	$8.21	$9.58
(1) Including:
Securities on Loan, at Value:	$1,826	$1,898	$1,802	$—
@ Amount is less than $500.

172	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	U.S. Large Cap Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	U.S. Small/ Mid Cap Value Portfolio (000)	Emerging Markets Debt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost:	$ 1,190,381	$ 1,187,197	$ 20,160	$ 55,368
Investments in Security of Affiliated Issuer, at Cost:	24,808	—	1,278	1,887
Total Investments in Securities, at Cost:	1,215,189	1,187,197	21,438	57,255
Foreign Currency, at Cost:	3	65	—	13
Investments in Securities of Unaffiliated Issuers, at Value:(1)	1,508,872	1,226,389	19,088	54,774
Investments in Security of Affiliated Issuer, at Value:	24,808	—	1,278	1,887
Total Investments in Securities, at Value:	1,533,680	1,226,389	20,366	56,661
Foreign Currency, at Value:	3	66	—	16
Cash	—	—	—	2
Due from Broker	—	—	—	@—
Receivable for Portfolio Shares Sold	163,479	1,572	@—	—
Receivable for Investments Sold	18,193	21,679	152	—
Receivable from Affiliate	6	8	@—	1
Dividends Receivable	312	11,712	16	—
Interest Receivable	71	15	8	1,224
Other Assets	19	30	21	3
Total Assets	1,715,763	1,261,471	20,563	57,907
Liabilities:
Collateral on Securities Loaned, at Value:	—	155,964	—	4,191
Payable for Investments Purchased	139,766	2,510	307	—
Payable for Portfolio Shares Redeemed	375	6,256	—	33
Unrealized Depreciation on Foreign Currency Exchange Contracts	—	—	—	24
Bank Overdraft	—	10,436	—	—
Payable for Investment Advisory Fees	1,717	2,533	34	52
Payable for Administration Fees	96	81	1	4
Payable for Custodian Fees	12	16	@—	4
Payable for Directors’ Fees and Expenses	40	18	@—	6
Payable for Shareholder Servicing Fees — Class B	35	38	@—	@—
Other Liabilities	139	222	14	37
Total Liabilities	142,180	178,074	356	4,351
Net Assets	$ 1,573,583	$ 1,083,397	$ 20,207	$ 53,556
Net Assets Consist Of:
Paid-in Capital	$ 1,254,353	$ 976,791	$ 21,308	$ 55,237
Undistributed (Distributions in Excess of) Net Investment Income	(23)	1,114	6	(270)
Accumulated Net Realized Gain (Loss)	762	66,299	(35)	(801)
Unrealized Appreciation (Depreciation) on:
Investments	318,491	39,192	(1,072)	(594)
Foreign Currency Exchange Contracts and Translations	@—	1	—	(16)
Net Assets	$ 1,573,583	$ 1,083,397	$ 20,207	$ 53,556

The accompanying notes are an integral part of the financial statements.	173

2007 Annual Report

December 31, 2007

Statements of Assets and Liabilities

	U.S. Large Cap Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	U.S. Small/ Mid Cap Value Portfolio (000)	Emerging Markets Debt Portfolio (000)
CLASS A:
Net Assets	$1,406,866	$911,819	$20,112	$52,686
Shares Outstanding $0.001† par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	56,989,730	57,877,384	2,123,164	4,592,506
Net Asset Value, Offering and Redemption Price Per Share	$24.69	$15.75	$9.47	$11.47
CLASS B:
Net Assets	$166,717	$171,578	$95	$870
Shares Outstanding $0.001† par value shares of beneficial interest (500,000,000 shares authorized) (not in 000’s)	6,870,057	11,049,932	10,000	73,896
Net Asset Value, Offering and Redemption Price Per Share	$24.27	$15.53	$9.47	$11.77
(1) Including:
Securities on Loan, at Value:	$—	$153,417	$—	$4,055
@ Amount is less than $500.
† $0.003 par value shares of beneficial interest for Emerging Markets Debt Portfolio.

174	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007

	Active International Allocation Portfolio (000)	Emerging Markets Portfolio (000)	Global Franchise Portfolio (000)	Global Real Estate Portfolio (000)	Global Value Equity Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 26,064	$ 46,526	$ 4,129	$ 11,452	$ 2,537
Dividends from Securities of Affiliated Issuer(s)	1,748	1,566	94	618	25
Interest from Securities of Unaffiliated Issuers	3,316	1,928	78	145	92
Less: Foreign Taxes Withheld	(2,023)	(2,692)	(224)	(624)	(109)
Total Investment Income	29,105	47,328	4,077	11,591	2,545
Expenses:
Investment Advisory Fees (Note B)	6,904	33,441	1,056	3,833	683
Administration Fees (Note C)	854	2,317	106	361	82
Custodian Fees (Note E)	357	2,443	37	155	34
Directors’ Fees and Expenses	19	51	3	6	4
Professional Fees	73	180	36	85	37
Shareholder Reporting Fees	191	369	10	47	22
Shareholder Servicing Fees — Class B (Note D)	10	355	13	16	65
Transfer Agency Fees	12	27	8	13	9
Registration Fees	41	112	28	93	27
Other Expenses	133	144	15	19	23
Expenses Before Bank Overdraft Expense	8,594	39,439	1,312	4,628	986
Bank Overdraft Expense	1	15	15	4	2
Total Expenses	8,595	39,454	1,327	4,632	988
Voluntary Waiver of Investment Advisory Fees (Note B)	(42)	—	—	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note F)	(36)	(33)	(2)	(13)	(1)
Expense Offset (Note E)	(4)	(25)	(1)	(9)	@—
Net Expenses	8,513	39,396	1,324	4,610	987
Net Investment Income (Loss)	20,592	7,932	2,753	6,981	1,558
Realized Gain (Loss):
Investments Sold	112,232 *	667,526 *	16,899	12,072	15,288
Foreign Currency Transactions	9,788	(9,286)	(1,547)	(77)	(126)
Futures Contracts	2,978	—	—	—	—
Net Realized Gain (Loss)	124,998	658,240	15,352	11,995	15,162
Change in Unrealized Appreciation (Depreciation):
Investments	5,093 **	326,011 **	(7,682)	(96,792)	(10,231)
Foreign Currency Exchange Contracts and Translations	(2,464)	2,382	1,085	21	75
Futures Contracts	(128)	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	2,501	328,393	(6,597)	(96,771)	(10,156)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	127,499	986,633	8,755	(84,776)	5,006
Net Increase (Decrease) in Net Assets Resulting from Operations	$148,091	$994,565	$11,508	$(77,795)	$ 6,564

@       Amount is less than $500.

*         Net of Capital Gain Country Tax of $207 and $106 for Active International Allocation and Emerging Markets, respectively.

* *      Net of increase in Deferred Capital Gain Country Tax Accrual on unrealized appreciation of $440 and $4,432 for Active International Allocation and Emerging Markets, respectively.

The accompanying notes are an integral part of the financial statements.	175

2007 Annual Report

December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007

	International Equity Portfolio (000)	International Growth Active Extension^ Portfolio (000)	International Growth Equity Portfolio (000)	International Magnum Portfolio (000)	International Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 201,500	$ 73	$ 160	$ 2,766	$ 49,450
Dividends from Security of Affiliated Issuer	4,917	4	9	292	1,053
Interest from Securities of Unaffiliated Issuers	10,549	@—	1	153	1,187
Less: Foreign Taxes Withheld	(14,961)	(6)	(14)	(234)	(4,341)
Total Investment Income	202,005	71	156	2,977	47,349
Expenses:
Investment Advisory Fees (Note B)	55,758	50	61	1,044	12,508
Administration Fees (Note C)	5,576	3	7	104	1,251
Custodian Fees (Note E)	1,385	10	15	67	417
Directors’ Fees and Expenses	140	—	@—	4	23
Professional Fees	313	23	66	34	62
Shareholder Reporting Fees	726	22	6	27	281
Shareholder Servicing Fees— Class B (Note D)	2,881	@—	1	6	280
Registration Fees	111	14	26	32	74
Transfer Agency Fees	55	3	6	8	1
Other Expenses	676	1	9	26	117
Expenses Before Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	67,621	126	197	1,352	15,014
Bank Overdraft Expense	1	1	@—	2	4
Dividend Expense on Short Positions	—	29	—	—	—
Stock Loan Fee	—	10	—	—	—
Total Expenses	67,622	166	197	1,354	15,018
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(50)	(61)	(42)	—
Expenses Reimbursed by Adviser (Note B)	—	(21)	(54)	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note F)	(103)	@—	@—	(6)	(21)
Expense Offset (Note E)	(12)	(1)	@—	@—	(8)
Net Expenses	67,507	94	82	1,306	14,989
Net Investment Income (Loss)	134,498	(23)	74	1,671	32,360
Realized Gain (Loss):
Investments Sold	882,153	(84)	541 *	9,641 *	90,374
Foreign Currency Transactions	(10,212)	5	(4)	1,392	351
Futures Contracts	—	—	—	(895)	—
Net Realized Gain (Loss)	871,941	(79)	537	10,138	90,725
Change in Unrealized Appreciation (Depreciation):
Investments	(348,130)	575	503 **	5,926 **	(433,885)
Foreign Currency Exchange Contracts and Translations	7,300	@—	(19)	(277)	(38)
Securities Sold Short	—	186	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(340,830)	761	484	5,649	(433,923)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	531,111	682	1,021	15,787	(343,198)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 665,609	$ 659	$ 1,095	$ 17,458	$(310,838)
^	For the period from July 31, 2007 (commencement of operations) to December 31, 2007.
@	Amount is less than $500.
*	Net of Capital Gain Country Tax of $1 and $16 for International Growth Equity and International Magnum, respectively.
* *	Net of increase in Deferred Capital Gain Country Tax Accrual on unrealized depreciation of $1 and $@ for International Growth Equity and International Magnum, respectively.

176	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007

	International Small Cap Portfolio (000)	Disciplined Large Cap Value Active Extension Portfolio^ (000)	Focus Equity Portfolio (000)	Large Cap Relative Value Portfolio (000)	Small Company Growth Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 28,741	$ 94	$ 154	$ 6,541	$ 10,705
Dividends from Security of Affiliated Issuer	456	6	20	479	1,487
Interest from Securities of Unaffiliated Issuers	270	2	6	223	436
Less: Foreign Taxes Withheld	(2,538)	—	(8)	—	(22)
Total Investment Income	26,929	102	172	7,243	12,606
Expenses:
Investment Advisory Fees (Note B)	11,690	39	74	1,416	16,828
Administration Fees (Note C)	985	3	12	243	1,538
Custodian Fees (Note E)	345	8	9	25	49
Directors’ Fees and Expenses	23	@—	2	8	31
Professional Fees	91	25	26	34	92
Shareholder Reporting Fees	155	3	8	68	488
Shareholder Servicing Fees — Class B (Note D)	—	@—	6	157	2,077
Transfer Agency Fees	18	4	9	16	61
Registration Fees	30	14	21	48	90
Other Expenses	99	2	7	186	229
Expenses Before Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	13,436	98	174	2,201	21,483
Bank Overdraft Expense	12	1	@—	@—	14
Dividend Expense on Short Positions	—	22	—	—	—
Stock Loan Fee	—	5	—	—	—
Total Expenses	13,448	126	174	2,201	21,497
Voluntary Waiver of Investment Advisory Fees (Note B)	—	(39)	(19)	—	—
Expenses Reimbursed by Adviser (Note B)	—	(11)	—	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note F)	(9)	@—	(1)	(10)	(32)
Expense Offset (Note E)	(3)	(1)	@—	@—	(8)
Net Expenses	13,436	75	154	2,191	21,457
Net Investment Income (Loss)	13,493	27	18	5,052	(8,851)
Realized Gain (Loss):
Investments Sold	225,338	(252)	1,075	11,824	67,129
Foreign Currency Transactions	897	—	2	—	(25)
Futures Contracts	—	—	—	—	—
Net Realized Gain (Loss)	226,235	(252)	1,077	11,824	67,104
Change in Unrealized Appreciation (Depreciation):
Investments	(254,423)	(794)	2,043	(9,583)	(504)
Foreign Currency Exchange Contracts and Translations	150	—	@—	—	@—
Securities Sold Short	—	327	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	(254,273)	(467)	2,043	(9,583)	(504)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(28,038)	(719)	3,120	2,241	66,600
Net Increase (Decrease) in Net Assets Resulting from Operations	$ (14,545)	$ (692)	$3,138	$ 7,293	$57,749

^      For the period from May 31, 2007 (commencement of operations) to December 31, 2007.

@    Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007

	Systematic Active Large Cap Core Portfolio (000)	Systematic Active Small Cap Core Portfolio (000)	Systematic Active Small Cap Growth Portfolio (000)	Systematic Active Small Cap Value Portfolio (000)	Systematic Large Cap Core Active Extension Portfolio^ (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$94	$94	$47	$154	$59
Dividends from Security of Affiliated Issuer	17	18	26	15	6
Interest from Securities of Unaffiliated Issuers	8	13	14	13	—
Less: Foreign Taxes Withheld	@—	—	—	@—	@—
Total Investment Income	119	125	87	182	65
Expenses:
Investment Advisory Fees (Note B)	24	49	53	51	41
Administration Fees (Note C)	6	5	6	5	3
Custodian Fees (Note E)	7	5	5	6	6
Directors’ Fees and Expenses	@—	@—	@—	@—	@—
Professional Fees	29	30	30	30	25
Shareholder Reporting Fees	(16)†	(10)†	(9)†	(10)†	2
Registration Fees	24	24	24	24	14
Shareholder Servicing Fees — Class B (Note D)	@—	@—	@—	@—	@—
Transfer Agency Fees	6	6	6	6	5
Other Expenses	6	6	6	6	1
Expenses Before Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	86	115	121	118	97
Bank Overdraft Expense	—	@—	@—	@—	1
Dividend Expense on Short Positions	—	—	—	—	13
Stock Loan Fee	—	—	—	—	4
Total Expenses	86	115	121	118	115
Voluntary Waiver of Investment Advisory Fees (Note B)	(24)	(43)	(42)	(44)	(41)
Expenses Reimbursed by Adviser (Note B)	(18)	—	—	—	(7)
Rebate from Morgan Stanley Affiliated Cash Sweep (Note F)	@—	@—	(1)	@—	@—
Expense Offset (Note E)	(3)	@—	@—	@—	(1)
Net Expenses	41	72	78	74	66
Net Investment Income (Loss)	78	53	9	108	(1)
Realized Gain (Loss):
Investments Sold	52	401	548	471	(266)
Futures Contracts	(5)	(42)	(59)	(32)	—
Net Realized Gain (Loss)	47	359	489	439	(266)
Change in Unrealized Appreciation (Depreciation):
Investments	269	(970)	(448)	(1,581)	(301)
Futures Contracts	@—	8	10	5	—
Securities Sold Short	—	—	—	—	247
Net Change in Unrealized Appreciation (Depreciation)	269	(962)	(438)	(1,576)	(54)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	316	(603)	51	(1,137)	(320)
Net Increase (Decrease) in Net Assets Resulting from Operations	$394	$(550)	$60	$(1,029)	$(321)

^	For the period from May 31, 2007 (commencement of operations) to December 31, 2007.
@	Amount is less than $500.
†	The Portfolio commenced operations in 2006. The contra expense amounts are due to a prior year overaccrual. Amounts shown include a true up for year one estimated expenses.

178	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007

	U.S. Large Cap Growth Portfolio (000)	U.S. Real Estate Portfolio (000)	U.S. Small/ Mid Cap Value Portfolio^ (000)	Emerging Markets Debt Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$ 12,871	$ 34,671	$ 43	$ —
Dividends from Security of Affiliated Issuer	550	770	28	83
Interest from Securities of Unaffiliated Issuers	297	900	1	3,621
Less: Foreign Taxes Withheld	(335)	(165)	@—	—
Total Investment Income	13,383	36,176	72	3,704
Expenses:
Investment Advisory Fees (Note B)	6,061	12,639	35	414
Administration Fees (Note C)	988	1,359	4	44
Custodian Fees (Note E)	38	50	@—	17
Directors’ Fees and Expenses	26	31	@—	2
Professional Fees	67	91	23	43
Shareholder Reporting Fees	291	525	4	42
Shareholder Servicing Fees — Class B (Note D)	245	628	@—	2
Registration Fees	52	43	@—	39
Transfer Agency Fees	18	52	2	8
Country Tax Expense#	—	—	—	24
Other Expenses	130	184	@—	9
Expenses Before Bank Overdraft and Investment Related Expenses	7,916	15,602	68	644
Bank Overdraft Expense	4	61	—	23
Investment Related Expenses	—	258	—	—
Total Expenses	7,920	15,921	68	667
Voluntary Waiver of Investment Advisory Fees (Note B)	—	—	—	(148)
Expenses Reimbursed by Adviser (Note B)	—	—	—	—
Rebate from Morgan Stanley Affiliated Cash Sweep (Note F)	(12)	(16)	(1)	(2)
Expense Offset (Note E)	(5)	(12)	—	(1)
Net Expenses	7,903	15,893	67	516
Net Investment Income (Loss)	5,480	20,283	5	3,188
Realized Gain (Loss):
Investments Sold	72,084	420,572	(17)	3,782
Foreign Currency Transactions	(37)	57	—	322
Options Written	—	—	—	332
Futures Contracts	—	—	—	1
Net Realized Gain (Loss)	72,047	420,629	(17)	4,437
Change in Unrealized Appreciation (Depreciation):
Investments	166,291	(693,157)	(1,072)	(5,701)
Foreign Currency Exchange Contracts and Translations	@—	1	—	(18)
Futures Contracts	—	—	—	@—
Net Change in Unrealized Appreciation (Depreciation)	166,291	(693,156)	(1,072)	(5,719)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	238,338	(272,527)	(1,089)	(1,282)
Net Increase (Decrease) in Net Assets Resulting from Operations	$243,818	$(252,244)	$(1,084)	$ 1,906

^	For the period from September 27, 2007 (commencement of operations) to December 31, 2007.
@	Amount is less than $500.
#

CPMF (Provisional Contribution on Financial Transactions) is a Brazilian federal tax imposed on certain banking transactions and account withdrawals. The Tax is charged based on the value of the transaction.

The accompanying notes are an integral part of the financial statements.	179

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Emerging Markets Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$20,592	$17,545	$7,932	$12,943
Net Realized Gain (Loss)	124,998	48,028	658,240	407,354
Net Change in Unrealized Appreciation (Depreciation)	2,501	126,792	328,393	244,555
Net Increase (Decrease) in Net Assets Resulting from Operations	148,091	192,365	994,565	664,852
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(34,919)	(22,355)	(10,445)	(19,320)
Net Realized Gain	(58,076)	—	(571,529)	(344,280)
Class B:
Net Investment Income	(149)	(70)	(208)	(740)
Net Realized Gain	(273)	—	(30,744)	(19,457)
Total Distributions	(93,417)	(22,425)	(612,926)	(383,797)
Capital Share Transactions:(1)
Class A:
Subscribed	172,124	187,571	660,992	592,680
Distributions Reinvested	77,571	18,880	569,830	352,736
Redeemed	(177,984)	(200,465)	(557,714)	(680,751)
Redemption Fees	3	3	434	339
Class B:
Subscribed	3,372	6,914	81,605	113,026
Distributions Reinvested	422	70	30,914	20,035
Redeemed	(2,096)	(6,523)	(74,740)	(122,311)
Redemption Fees	@—	@—	19	23
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	73,412	6,450	711,340	275,777
Total Increase (Decrease) in Net Assets	128,086	176,390	1,092,979	556,832
Net Assets:
Beginning of Period	970,934	794,544	2,409,985	1,853,153
End of Period	$1,099,020	$970,934	$3,502,964	$2,409,985
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(2,542)	$775	$(24,956)	$(14,608)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	10,505	13,737	19,285	20,344
Shares Issued on Distributions Reinvested	5,006	1,261	17,164	12,457
Shares Redeemed	(10,838)	(14,670)	(16,736)	(23,842)
Net Increase (Decrease) in Class A Shares Outstanding	4,673	328	19,713	8,959
Class B:
Shares Subscribed	193	514	2,355	3,784
Shares Issued on Distributions Reinvested	27	4	950	717
Shares Redeemed	(126)	(461)	(2,305)	(4,254)
Net Increase (Decrease) in Class B Shares Outstanding	94	57	1,000	247

@  Amount is less than $500.

180	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Global Franchise Portfolio		Global Real Estate Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Period Ended December 31, 2006^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 2,753	$ 2,168	$ 6,981	$ 873
Net Realized Gain (Loss)	15,352	8,205	11,995	1,210
Net Change in Unrealized Appreciation (Depreciation)	(6,597)	13,638	(96,771)	26,101
Net Increase (Decrease) in Net Assets Resulting from Operations	11,508	24,011	(77,795)	28,184
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(870)	(898)	(21,830)	(2,292)
Net Realized Gain	(17,250)	(6,479)	(12,446)	(438)
Class B:
Net Investment Income	(39)	(19)	(398)	(1)
Net Realized Gain	(940)	(205)	(256)	@—
Total Distributions	(19,099)	(7,601)	(34,930)	(2,731)
Capital Share Transactions:(1)
Class A:
Subscribed	4,659	51,389	665,106	218,187
Distributions Reinvested	17,953	7,255	32,111	2,728
Redeemed	(33,859)	(30,984)	(193,108)	(7,708)
Redemption Fees	—	4	18	3
Class B:
Subscribed	3,728	453	22,603	100
Distributions Reinvested	862	181	638	—
Redeemed	(1,859)	(1,558)	(7,482)	—
Redemption Fees	—	@—	@—	@—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(8,516)	26,740	519,886	213,310
Total Increase (Decrease) in Net Assets	(16,107)	43,150	407,161	238,763
Net Assets:
Beginning of Period	132,569	89,419	238,763	—
End of Period	$116,462	$ 132,569	$ 645,924	$ 238,763
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ 525	$ 228	$ (13,261)	$ (1,309)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	242	3,123	55,916	21,098
Shares Issued on Distributions Reinvested	1,063	409	3,196	241
Shares Redeemed	(1,821)	(1,808)	(16,713)	(701)
Net Increase (Decrease) in Class A Shares Outstanding	(516)	1,724	42,399	20,638
Class B:
Shares Subscribed	198	26	1,903	10
Shares Issued on Distributions Reinvested	52	10	64	—
Shares Redeemed	(97)	(87)	(660)	—
Net Increase (Decrease) in Class B Shares Outstanding	153	(51)	1,307	10

^	Global Real Estate Portfolio commenced operations on August 30, 2006.
@	Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	181

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Global Value Equity Portfolio		International Equity Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 1,558	$ 1,918	$ 134,498	$ 212,224
Net Realized Gain (Loss)	15,162	6,732	871,941	1,034,579
Net Change in Unrealized Appreciation (Depreciation)	(10,156)	14,322	(340,830)	264,694
Net Increase (Decrease) in Net Assets Resulting from Operations	6,564	22,972	665,609	1,511,497
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(1,044)	(1,618)	(105,722)	(144,056)
Net Realized Gain	(10,780)	(4,953)	(731,331)	(917,867)
Class B:
Net Investment Income	(322)	(386)	(18,724)	(25,432)
Net Realized Gain	(3,997)	(1,352)	(149,480)	(181,273)
Total Distributions	(16,143)	(8,309)	(1,005,257)	(1,268,628)
Capital Share Transactions:(1)
Class A:
Subscribed	3,698	12,229	746,973	787,978
Distributions Reinvested	11,789	6,534	780,820	967,612
Redeemed	(43,789)	(15,405)	(2,044,329)	(2,767,428)
Redemption Fees	6	25	256	266
Class B:
Subscribed	4,116	4,567	321,010	365,342
Distributions Reinvested	4,319	1,739	168,106	206,433
Redeemed	(9,264)	(3,360)	(561,568)	(660,276)
Redemption Fees	2	6	54	75
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(29,123)	6,335	(588,678)	(1,099,998)
Total Increase (Decrease) in Net Assets	(38,702)	20,998	(928,326)	(857,129)
Net Assets:
Beginning of Period	128,936	107,938	7,053,728	7,910,857
End of Period	$ 90,234	$128,936	$6,125,402	$ 7,053,728
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ 58	$ (32)	$ (3,623)	$ (4,528)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	173	653	34,520	35,254
Shares Issued on Distributions Reinvested	671	329	42,066	47,109
Shares Redeemed	(2,112)	(800)	(93,380)	(125,261)
Net Increase (Decrease) in Class A Shares Outstanding	(1,268)	182	(16,794)	(42,898)
Class B:
Shares Subscribed	194	238	14,903	16,542
Shares Issued on Distributions Reinvested	248	89	9,151	10,139
Shares Redeemed	(445)	(180)	(26,119)	(29,904)
Net Increase (Decrease) in Class B Shares Outstanding	(3)	147	(2,065)	(3,223)

182	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	International Growth Active Extension Portfolio	International Growth Equity Portfolio
	Period Ended December 31, 2007^ (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ (23)	$ 74	$ 53
Net Realized Gain (Loss)	(79)	537	75
Net Change in Unrealized Appreciation (Depreciation)	761	484	1,382
Net Increase (Decrease) in Net Assets Resulting from Operations	659	1,095	1,510
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	(63)	(49)
Net Realized Gain	—	(301)	(32)
Class B:
Net Investment Income	—	(3)	(1)
Net Realized Gain	—	(20)	(2)
Total Distributions	—	(387)	(84)
Capital Share Transactions:(1)
Class A:
Subscribed	—	15,122	613
Distributions Reinvested	—	36	8
Redeemed	—	(60)	(30)
Redemption Fees	—	—	—
Class B:
Subscribed	—	153	630
Distributions Reinvested	—	17	2
Redeemed	—	—	(534)
Redemption Fees	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	—	15,268	689
Total Increase (Decrease) in Net Assets	659	15,976	2,115
Net Assets:
Beginning of Period	10,000	7,078	4,963
End of Period	$ 10,659	$ 23,054	$ 7,078
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (3)	$ —	$ (4)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	990	1,100	50
Shares Issued on Distributions Reinvested	—	3	1
Shares Redeemed	—	(4)	(2)
Net Increase (Decrease) in Class A Shares Outstanding	990	1,099	49
Class B:
Shares Subscribed	10	12	59
Shares Issued on Distributions Reinvested	—	1	@—
Shares Redeemed	—	—	(43)
Net Increase (Decrease) in Class B Shares Outstanding	10	13	16

@	Amount is less than 500 shares.
^	International Growth Active Extension commenced operations on July 31, 2007.

The accompanying notes are an integral part of the financial statements.	183

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

2007 Annual Report

	International Magnum Portfolio		International Real Estate Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,671	$1,539	$32,360	$7,224
Net Realized Gain (Loss)	10,138	20,620	90,725	42,502
Net Change in Unrealized Appreciation (Depreciation)	5,649	4,315	(433,923)	254,627
Net Increase (Decrease) in Net Assets Resulting from Operations	17,458	26,474	(310,838)	304,353
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(3,494)	(2,641)	(75,854)	(25,151)
Net Realized Gain	(6,693)	(13,710)	(67,563)	(31,595)
Class B:
Net Investment Income	(57)	(36)	(5,828)	(1,958)
Net Realized Gain	(121)	(206)	(5,753)	(2,513)
Total Distributions	(10,365)	(16,593)	(154,998)	(61,217)
Capital Share Transactions:(1)
Class A:
Subscribed	23,285	25,211	936,214	680,101
Distributions Reinvested	10,133	16,307	97,520	46,370
Redeemed	(23,786)	(41,092)	(675,327)	(81,039)
Redemption Fees	@—	2	48	20
Class B:
Subscribed	1,279	934	107,694	85,871
Distributions Reinvested	178	240	11,447	4,408
Redeemed	(921)	(3,266)	(84,467)	(14,534)
Redemption Fees	@—	@—	5	2
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	10,168	(1,664)	393,134	721,199
Total Increase (Decrease) in Net Assets	17,261	8,217	(72,702)	964,335
Net Assets:
Beginning of Period	118,220	110,003	1,223,520	259,185
End of Period	$135,481	$118,220	$1,150,818	$1,223,520
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(237)	$123	$(34,483)	$(14,871)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	1,533	1,768	27,636	22,996
Shares Issued on Distributions Reinvested	700	1,169	3,730	1,397
Shares Redeemed	(1,569)	(2,829)	(22,070)	(2,674)
Net Increase (Decrease) in Class A Shares Outstanding	664	108	9,296	21,719
Class B:
Shares Subscribed	85	66	3,292	2,783
Shares Issued on Distributions Reinvested	12	17	441	132
Shares Redeemed	(62)	(236)	(2,683)	(469)
Net Increase (Decrease) in Class B Shares Outstanding	35	(153)	1,050	2,446

@ Amount is less than $500.

184	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	International Small Cap Portfolio		Disciplined Large Cap Value Active Extension Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Period Ended December 31, 2007^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 13,493	$ 17,507	$ 27
Net Realized Gain (Loss)	226,235	204,321	(252)
Net Change in Unrealized Appreciation (Depreciation)	(254,273)	22,196	(467)
Net Increase (Decrease) in Net Assets Resulting from Operations	(14,545)	244,024	(692)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(10,502)	(20,542)	(29)
Net Realized Gain	(223,789)	(229,672)	—
Class B:
Net Investment Income	—	—	@—
Net Realized Gain	—	—	—
Total Distributions	(234,291)	(250,214)	(29)
Capital Share Transactions:(1)
Class A:
Subscribed	93,078	154,461	5,000
Distributions Reinvested	208,756	228,241	—
Redeemed	(569,019)	(453,530)	—
Redemption Fees	7	4	—
Class B:
Subscribed	—	—	—
Distributions Reinvested	—	—	—
Redeemed	—	—	—
Redemption Fees	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(267,178)	(70,824)	5,000
Total Increase (Decrease) in Net Assets	(516,014)	(77,014)	4,279
Net Assets:
Beginning of Period	1,312,064	1,389,078	5,000
End of Period	$ 796,050	$1,312,064	$ 9,279
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ (144)	$ (5,572)	$ —
(1) Capital Share Transactions:
Class A:
Shares Subscribed	3,786	5,989	1,071
Shares Issued on Distributions Reinvested	12,028	9,545	—
Shares Redeemed	(24,536)	(17,759)	—
Net Increase (Decrease) in Class A Shares Outstanding	(8,722)	(2,225)	1,071
Class B:
Shares Subscribed	—	—	10
Shares Issued on Distributions Reinvested	—	—	—
Shares Redeemed	—	—	—
Net Increase (Decrease) in Class B Shares Outstanding	—	—	10
^	Disciplined Large Cap Value Active Extension commenced operations on May 31, 2007.
@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	185

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Focus Equity Portfolio		Large Cap Relative Value Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$18	$(157)	$5,052	$3,883
Net Realized Gain (Loss)	1,077	11,170	11,824	13,797
Net Change in Unrealized Appreciation (Depreciation)	2,043	(10,424)	(9,583)	18,703
Net Increase (Decrease) in Net Assets Resulting from Operations	3,138	589	7,293	36,383
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(22)	—	(4,158)	(3,061)
Net Realized Gain	—	—	(9,556)	(8,593)
Class B:
Net Investment Income	—	—	(891)	(886)
Net Realized Gain	—	—	(2,283)	(2,670)
Total Distributions	(22)	—	(16,888)	(15,210)
Capital Share Transactions:(1)
Class A:
Subscribed	2,269	8,415	67,425	94,848
Issued on Portfolio Merger	—	—	—	66,823
Distributions Reinvested	21	—	13,663	11,599
Redeemed	(3,443)	(51,735)	(47,813)	(78,180)
Redemption Fees	@—	@—	12	2
Class B:
Subscribed	776	4,977	8,087	5,886
Distributions Reinvested	—	—	3,161	3,542
Redeemed	(707)	(14,276)	(23,076)	(54,962)
Redemption Fees	@—	@—	3	1
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(1,084)	(52,619)	21,462	49,559
Total Increase (Decrease) in Net Assets	2,032	(52,030)	11,867	70,732
Net Assets:
Beginning of Period	14,733	66,763	275,204	204,472
End of Period	$16,765	$14,733	$287,071	$275,204
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(9)	$—	$(21)	$(21)
Accumulated Net Investment Loss Included in End of Period Net Assets	—	(7)	—	—
(1) Capital Share Transactions:
Class A:
Shares Subscribed	123	565	5,313	8,191
Shares Issued on Portfolio Merger	—	—	—	5,706
Shares Issued on Distributions Reinvested	1	—	1,112	986
Shares Redeemed	(205)	(3,422)	(3,838)	(6,786)
Net Increase (Decrease) in Class A Shares Outstanding	(81)	(2,857)	2,587	8,097
Class B:
Shares Subscribed	44	337	648	579
Shares Issued on Distributions Reinvested	—	—	256	302
Shares Redeemed	(42)	(1,041)	(1,857)	(4,836)
Net Increase (Decrease) in Class B Shares Outstanding	2	(704)	(953)	(3,955)
@ Amount is less than $500.

186	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Small Company Growth Portfolio		Systematic Active Large Cap Core Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Period Ended December 31, 2006^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ (8,851)	$ (12,827)	$ 78	$ 50
Net Realized Gain (Loss)	67,104	169,063	47	(34)
Net Change in Unrealized Appreciation (Depreciation)	(504)	29,319	269	449
Net Increase (Decrease) in Net Assets Resulting from Operations	57,749	185,555	394	465
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	—	(65)	(50)
Net Realized Gain	(48,432)	(79,237)	(91)	—
Return of Capital	—	—	(14)	—
Class B:
Net Investment Income	—	—	(1)	(@—)
Net Realized Gain	(34,374)	(69,508)	(2)	—
Return of Capital	—	—	(@—)	—
Total Distributions	(82,806)	(148,745)	(173)	(50)
Capital Share Transactions:(1)
Class A:
Subscribed	316,184	296,952	@—	5,900
Distributions Reinvested	46,288	74,528	—	—
Redeemed	(234,892)	(261,098)	(@—)	—
Redemption Fees	67	55	—	—
Class B:
Subscribed	122,392	228,726	—	100
Distributions Reinvested	34,371	69,484	—	—
Redeemed	(308,689)	(264,904)	—	—
Redemption Fees	53	55	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(24,226)	143,798	@—	6,000
Total Increase (Decrease) in Net Assets	(49,283)	180,608	221	6,415
Net Assets:
Beginning of Period	1,885,305	1,704,697	6,415	—
End of Period	$1,836,022	$1,885,305	$6,636	$6,415
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$—	$ —	$ 15	$ 2
Accumulated Net Investment Loss Included in End of Period Net Assets	(22)	(14)	—	—
(1) Capital Share Transactions:
Class A:
Shares Subscribed	22,899	21,757	@—	590
Shares Issued on Distributions Reinvested	3,507	5,644	—	—
Shares Redeemed	(16,936)	(19,704)	(@—)	—
Net Increase (Decrease) in Class A Shares Outstanding	9,470	7,697	@—	590
Class B:
Shares Subscribed	9,315	17,495	—	10
Shares Issued on Distributions Reinvested	2,751	5,542	—	—
Shares Redeemed	(23,606)	(20,843)	—	—
Net Increase (Decrease) in Class B Shares Outstanding	(11,540)	2,194	—	10
^	Systematic Active Large Cap Core Portfolio commenced operations on April 28, 2006.
@ Amount is less than $500 or 500 shares.

The accompanying notes are an integral part of the financial statements.	187

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Systematic Active Small Cap Core Portfolio		Systematic Active Small Cap Growth Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 ^ (000)	Year Ended December 31, 2007 (000)	Period Ended December 31, 2006 ^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ 53	$ 19	$ 9	$ (6)
Net Realized Gain (Loss)	359	(166)	489	(183)
Net Change in Unrealized Appreciation (Depreciation)	(962)	120	(438)	33
Net Increase (Decrease) in Net Assets Resulting from Operations	(550)	(27)	60	(156)
Distributions from and/or in excess of:
Class A:
Net Investment Income	(35)	(19)	(8)	—
Net Realized Gain	(77)	—	(233)	—
Class B:
Net Investment Income	(@—)	(@—)	—	—
Net Realized Gain	(1)	—	(3)	—
Total Distributions	(113)	(19)	(244)	—
Capital Share Transactions:(1)
Class A:
Subscribed	@—	6,500	25	6,800
Distributions Reinvested	—	—	1	—
Redeemed	(@—)	—	(@—)	—
Redemption Fees	—	—	—	—
Class B:
Subscribed	@—	100	—	100
Distributions Reinvested	—	—	—	—
Redeemed	—	—	—	—
Redemption Fees	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	@—	6,600	26	6,900
Total Increase (Decrease) in Net Assets	(663)	6,554	(158)	6,744
Net Assets:
Beginning of Period	6,554	—	6,744	—
End of Period	$5,891	$6,554	$6,586	$6,744
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$ 3	$ 2	$ —	$ —
(1) Capital Share Transactions:
Class A:
Shares Subscribed	@—	650	3	680
Shares Issued on Distributions Reinvested	—	—	@—	—
Shares Redeemed	(@—)	—	(@—)	—
Net Increase (Decrease) in Class A Shares Outstanding	—	650	3	680
Class B:
Shares Subscribed	—	10	—	10
Shares Issued on Distributions Reinvested	—	—	—	—
Shares Redeemed	—	—	—	—
Net Increase (Decrease) in Class B Shares Outstanding	—	10	—	10
^	Systematic Active Small Cap Core and Systematic Active Small Cap Growth Portfolios commenced operations on April 28, 2006.
@ Amount is less than $500 or 500 shares.

188	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	Systematic Active Small Cap Value Portfolio		Systematic Large Cap Core Active Extension Portfolio
	Year Ended December 31, 2007 (000)	Period Ended December 31, 2006 ^ (000)	Period Ended December 31, 2007^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$108	$40	$(1)
Net Realized Gain (Loss)	439	(5)	(266)
Net Change in Unrealized Appreciation (Depreciation)	(1,576)	250	(54)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,029)	285	(321)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(84)	(39)	(1)
Net Realized Gain	(326)	—	—
Class B:
Net Investment Income	(1)	(1)	—
Net Realized Gain	(5)	—	—
Total Distributions	(416)	(40)	(1)
Capital Share Transactions:(1)
Class A:
Subscribed	@—	6,600	5,000
Distributions Reinvested	—	—	—
Redeemed	(@—)	—	—
Redemption Fees	—	—	—
Class B:
Subscribed	@—	100	—
Distributions Reinvested	—	—	—
Redeemed	—	—	—
Redemption Fees	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	@—	6,700	5,000
Total Increase (Decrease) in Net Assets	(1,445)	6,945	4,678
Net Assets:
Beginning of Period	6,945	—	5,000
End of Period	$5,500	$6,945	$9,678
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1	$2	$—
(1) Capital Share Transactions:
Class A:
Shares Subscribed	@—	660	999
Shares Issued on Distributions Reinvested	—	—	—
Shares Redeemed	(@—)	—	—
Net Increase (Decrease) in Class A Shares Outstanding	@—	660	999
Class B:
Shares Subscribed	—	10	10
Shares Issued on Distributions Reinvested	—	—	—
Shares Redeemed	—	—	—
Net Increase (Decrease) in Class B Shares Outstanding	—	10	10
^	Systematic Active Small Cap Value Portfolio and Systematic Large Cap Core Active Extension Portfolio commenced operations on April 28, 2006 and May 31, 2007, respectively.
@	Amount is less than $500 or 500 shares.

The accompanying notes are an integral part of the financial statements.	189

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	U.S. Large Cap Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,480	$160	$20,283	$25,097
Net Realized Gain (Loss)	72,047	4,322	420,629	242,781
Net Change in Unrealized Appreciation (Depreciation)	166,291	40,881	(693,156)	266,069
Net Increase (Decrease) in Net Assets Resulting from Operations	243,818	45,363	(252,244)	533,947
Distributions from and/or in Excess of:
Class A:
Net Investment Income	(4,987)	(184)	(24,407)	(25,711)
Net Realized Gain	—	—	(322,942)	(186,870)
Class B:
Net Investment Income	(436)	—	(3,761)	(3,370)
Net Realized Gain	—	—	(58,276)	(29,839)
Total Distributions	(5,423)	(184)	(409,386)	(245,790)
Capital Share Transactions:(1)
Class A:
Subscribed	365,245	333,417	358,040	529,570
Distributions Reinvested	4,984	184	340,743	204,975
Redeemed	(196,520)	(234,697)	(863,055)	(563,233)
Redemption Fees	3	16	61	35
Class B:
Subscribed	113,572	38,689	111,307	101,776
Distributions Reinvested	435	—	62,036	33,205
Redeemed	(22,637)	(20,266)	(168,578)	(57,345)
Redemption Fees	@—	1	10	5
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	265,082	117,344	(159,436)	248,988
Total Increase (Decrease) in Net Assets	503,477	162,523	(821,066)	537,145
Net Assets:
Beginning of Period	1,070,106	907,583	1,904,463	1,367,318
End of Period	$1,573,583	$1,070,106	$1,083,397	$1,904,463
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(23)	$(43)	$1,114	$(2,899)
(1) Capital Share Transactions†:
Class A:
Shares Subscribed	15,536	17,611	12,926	19,517
Shares Issued on Distributions Reinvested	205	9	20,310	7,480
Shares Redeemed	(8,673)	(12,445)	(33,292)	(20,735)
Net Increase (Decrease) in Class A Shares Outstanding	7,068	5,175	(56)	6,262
Class B:
Shares Subscribed	4,978	2,118	3,955	3,751
Shares Issued on Distributions Reinvested	18	—	3,756	1,221
Shares Redeemed	(1,018)	(1,083)	(6,266)	(2,158)
Net Increase (Decrease) in Class B Shares Outstanding	3,978	1,035	1,445	2,814

@ Amount is less than $500.

190	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Statements of Changes in Net Assets

	U.S. Small/Mid Cap Value Portfolio	Emerging Markets Debt Portfolio
	Year Ended December 31,^ 2007 (000)	Year Ended December 31, 2007 (000)	Year Ended December 31, 2006 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5	$3,188	$5,222
Net Realized Gain (Loss)	(17)	4,437	1,962
Net Change in Unrealized Appreciation (Depreciation)	(1,072)	(5,719)	1,089
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,084)	1,906	8,273
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	(4,215)	(5,931)
Net Realized Gain	(18)	—	—
Class B:
Net Investment Income	—	(68)	(37)
Net Realized Gain	(@—)	—	—
Total Distributions	(18)	(4,283)	(5,968)
Capital Share Transactions:(1)
Class A:
Subscribed	1,326	17,784	10,023
Distributions Reinvested	1	4,205	3,531
Redeemed	(18)	(48,197)	(26,920)
Redemption Fees	—	14	1
Class B:
Subscribed	—	423	19
Distributions Reinvested	—	68	37
Redeemed	—	(141)	(109)
Redemption Fees	—	@—	@—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,309	(25,844)	(13,418)
Total Increase (Decrease) in Net Assets	207	(28,221)	(11,113)
Net Assets:
Beginning of Period	20,000	81,777	92,890
End of Period	$20,207	$53,556	$81,777
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$6	$(270)	$(1,051)
(1) Capital Share Transactions†:
Class A:
Shares Subscribed	2,125	1,441	855
Shares Issued on Distributions Reinvested	@—	371	295
Shares Redeemed	(2)	(3,993)	(2,333)
Net Increase (Decrease) in Class A Shares Outstanding	2,123	(2,181)	(1,183)
Class B:
Shares Subscribed	10	33	2
Shares Issued on Distributions Reinvested	—	6	3
Shares Redeemed	—	(11)	(9)
Net Increase (Decrease) in Class B Shares Outstanding	10	28	(4)

^                  U.S. Small/Mid Cap Value Portfolio commenced operations on September 27, 2007.

†                  Capital share transactions prior to March 17, 2006 for the Emerging Markets Debt Portfolio have been restated to reflect the effect of a reverse stock split as described in the Notes to Financial Statements.

@            Amount is less than $500 or 500 shares.

The accompanying notes are an integral part of the financial statements.	191

2007 Annual Report

December 31, 2007

Statements of Cash Flows

	International Growth Active Extension Portfolio† (000)	Disciplined Large Cap Value Active Extension Portfolio†† (000)	Systematic Large Cap Core Active Extension Portfolio†† (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Investments	$ 2,365	$ 3,392	$ 1,502
Purchases of Investments	(15,652)	(16,135)	(14,535)
Proceeds from Securities Sold Short	4,409	5,410	3,645
Covers of Securities Sold Short	(1,098)	(2,433)	(568)
Net (Increase) Decrease in Short-Term Investments	(43)	(83)	(20)
Net (Increase) Decrease in Cash Overdrafts	4	—	—
Net (Increase) Decrease in Foreign Currency Holdings	(21)	—	—
Net Realized Gain (Loss) on Foreign Currency Transactions	5	—	—
Net Investment Income	(23)	27	(1)
Adjustment to Reconcile Net Investment Income to Net Cash Provided by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	(6)	(27)	(10)
Net Increase (Decrease) in Payables Related to Operations	60	28	23
Net Cash Provided (Used) in Operating Activities	(10,000)	(9,821)	(9,964)
Cash Flows from Financing Activities:
Proceeds from Portfolio Shares Sold	10,000	10,000	10,000
Cash Dividends and Distributions Paid	—	(29)	(1)
Net Cash Received (Paid) in Financing Activities	10,000	9,971	9,999
Net Increase (Decrease) in Cash	—	150	35
Cash at Beginning of Period	—	—	—
Cash at End of Period	$ —	$ 150	$ 35

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Short Positions during the Period	20	16	12

†      For the Period from July 31, 2007 (commencement of operations) to December 31, 2007.

††    For the Period from May 31, 2007 (commencement of operations) to December 31, 2007.

192	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Active International Allocation Portfolio

Class A
Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 15.10	$ 12.43	$ 10.96	$ 9.58	$ 7.30
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.30	0.27	0.21	0.13	0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.96	2.75	1.40	1.46	2.32
Total from Investment Operations	2.26	3.02	1.61	1.59	2.45
Distributions from and/or in Excess of:
Net Investment Income	(0.54)	(0.35)	(0.14)	(0.21)	(0.17)
Net Realized Gain	(0.90)	—	—	—	—
Total Distributions	(1.44)	(0.35)	(0.14)	(0.21)	(0.17)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	—	—
Net Asset Value, End of Period	$ 15.92	$ 15.10	$ 12.43	$ 10.96	$ 9.58
Total Return++	15.30%	24.34%	14.85%	16.64%	33.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,093,735	$967,361	$792,329	$580,851	$353,488
Ratio of Expenses to Average Net Assets (1)	0.80	%+	0.80%	0.80%	0.80%	0.80%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.80	%+	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	1.93	%+	1.99%	1.84%	1.28%	1.66%
Portfolio Turnover Rate	28%	16%	24%	24%	55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	0.81	%+	0.82%	0.83%	0.91%	0.96%
Net Investment Income (Loss) to Average Net Assets	1.92	%+	1.97%	1.81%	1.18%	1.50%

Class B
Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 15.36	$ 12.64	$ 11.13	$ 9.72	$ 7.41
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.24	0.22	0.19	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.01	2.81	1.43	1.35	2.33
Total from Investment Operations	2.25	3.03	1.62	1.45	2.45
Distributions from and/or in Excess of:
Net Investment Income	(0.51)	(0.31)	(0.11)	(0.17)	(0.14)
Net Realized Gain	(0.90)	—	—	—	—
Total Distributions	(1.41)	(0.31)	(0.11)	(0.17)	(0.14)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.13	—
Net Asset Value, End of Period	$ 16.20	$ 15.36	$ 12.64	$ 11.13	$ 9.72
Total Return++	14.95%	23.95%	14.67%	16.29%	33.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 5,285	$ 3,573	$ 2,215	$ 2,623	$ 5,635
Ratio of Expenses to Average Net Assets (2)	1.05	%+	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.05	%+	1.05%	1.05%	1.05%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.52	%+	1.61%	1.69%	1.03%	1.41%
Portfolio Turnover Rate	28%	16%	24%	24%	55%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.06	%+	1.07%	1.08%	1.16%	1.21%
Net Investment Income (Loss) to Average Net Assets	1.51	%+	1.59%	1.66%	0.92%	1.25%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++        Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	193

2007 Annual Report

December 31, 2007

Financial Highlights

Emerging Markets Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 29.29	$ 25.36	$ 19.10	$ 15.52	$ 10.13
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.10	0.18	0.25	0.19	0.14
Net Realized and Unrealized Gain (Loss) on Investments	11.76	9.22	6.36	3.54	5.44
Total from Investment Operations	11.86	9.40	6.61	3.73	5.58
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.29)	(0.35)	(0.15)	(0.18)
Net Realized Gain	(7.01)	(5.18)	—	—	—
Return of Capital	—	—	—	—	(0.01)
Total Distributions	(7.14)	(5.47)	(0.35)	(0.15)	(0.19)
Redemption Fees	0.01	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 34.02	$ 29.29	$ 25.36	$ 19.10	$ 15.52
Total Return++	41.56%	38.00%	34.54%	24.09%	55.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,323,130	$2,283,535	$1,749,671	$1,249,299	$1,020,353
Ratio of Expenses to Average Net Assets	1.35%+	1.40%	1.41%	1.52%^^	1.64%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.35%+	1.40%	1.41%	1.52%	1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.28%+	0.62%	1.17%	1.09%	1.15%
Portfolio Turnover Rate	101%	82%	59%	73%	92%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 28.91	$ 25.07	$ 18.90	$ 15.36	$ 10.06
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.01	0.13	0.19	0.15	0.11
Net Realized and Unrealized Gain (Loss) on Investments	11.60	9.09	6.26	3.49	5.35
Total from Investment Operations	11.61	9.22	6.45	3.64	5.46
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.20)	(0.29)	(0.11)	(0.15)
Net Realized Gain	(7.01)	(5.18)	—	—	—
Return of Capital	—	—	—	—	(0.01)
Total Distributions	(7.06)	(5.38)	(0.29)	(0.11)	(0.16)
Redemption Fees	0.00 ‡	0.00 ‡	0.01	0.01	—
Net Asset Value, End of Period	$ 33.46	$ 28.91	$ 25.07	$ 18.90	$ 15.36
Total Return++	41.20%	37.65%	34.17%	23.84%	54.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 179,834	$ 126,450	$ 103,482	$ 71,254	$ 42,046
Ratio of Expenses to Average Net Assets	1.60%+	1.65%	1.66%	1.77%^^	1.89%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.60%+	1.65%	1.66%	1.77%	1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02%+	0.47%	0.90%	0.89%	0.90%
Portfolio Turnover Rate	101%	82%	59%	73%	92%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++	Calculated based on the net asset value as of the last business day of the period.
^^

Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.65% for Class A and 1.90% for Class B shares. Prior to November 1, 2004, the maximum ratios were 1.75% for Class A and 2.00% for Class B shares.

194	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Global Franchise Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.98	$15.69	$15.12	$14.29	$11.29
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.40	0.30	0.26	0.27	0.23
Net Realized and Unrealized Gain (Loss) on Investments	1.30	3.07	1.52	1.66	2.91
Total from Investment Operations	1.70	3.37	1.78	1.93	3.14
Distributions from and/or in Excess of:
Net Investment Income	(0.15)	(0.13)	(0.31)	—	(0.03)
Net Realized Gain	(2.91)	(0.95)	(0.90)	(1.13)	(0.11)
Total Distributions	(3.06)	(1.08)	(1.21)	(1.13)	(0.14)
Redemption Fees	—	0.00	‡ 0.00 ‡	0.03	0.00 ‡
Net Asset Value, End of Period	$16.62	$17.98	$15.69	$15.12	$14.29
Total Return++	9.58%	21.60%	11.91%	13.77%	27.92%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$110,135	$128,434	$85,018	$58,223	$79,756
Ratio of Expenses to Average Net Assets (1)	0.99%+	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.98%+	1.00%	1.00%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.10%+	1.74%	1.67%	1.82%	1.91%
Portfolio Turnover Rate	22%	35%	19%	21%	32%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.01%	1.07%	1.16%	1.23%
Net Investment Income (Loss) to Average Net Assets	N/A	1.73%	1.60%	1.66%	1.68%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.82	$15.56	$15.01	$14.22	$11.24
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.30	0.24	0.24	0.22	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.34	3.04	1.48	1.69	2.88
Total from Investment Operations	1.64	3.28	1.72	1.91	3.10
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.07)	(0.27)	—	(0.01)
Net Realized Gain	(2.91)	(0.95)	(0.90)	(1.13)	(0.11)
Total Distributions	(3.02)	(1.02)	(1.17)	(1.13)	(0.12)
Redemption Fees	—	0.00 ‡	—	0.01	—
Net Asset Value, End of Period	$16.44	$17.82	$15.56	$15.01	$14.22
Total Return++	9.26%	21.31%	11.53%	13.56%	27.62%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,327	$4,135	$4,401	$3,941	$2,682
Ratio of Expenses to Average Net Assets (2)	1.24%+	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.23%+	1.25%	1.25%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.62%+	1.43%	1.52%	1.47%	1.66%
Portfolio Turnover Rate	22%	35%	19%	21%	32%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.26%	1.32%	1.41%	1.48%
Net Investment Income (Loss) to Average Net Assets	N/A	1.42%	1.45%	1.31%	1.43%
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++	Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	195

2007 Annual Report

December 31, 2007

Financial Highlights

Global Real Estate Portfolio

	Class A
	Year Ended	Period from
	December 31,	August 30, 2006^
Selected Per Share Data and Ratios	2007	to December 31, 2006
Net Asset Value, Beginning of Period	$11.56	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.18	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.09)	1.66
Total from Investment Operations	(0.91)	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.13)
Net Realized Gain	(0.21)	(0.03)
Total Distributions	(0.61)	(0.16)
Redemption Fees	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.04	$11.56
Total Return++	(7.87)%	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$632,737	$238,647
Ratio of Expenses to Average Net Assets (1)	1.02%+	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.02%+	—
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.55%+	1.53	%*
Portfolio Turnover Rate	39%	4	%#
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.15	%*
Net Investment Income (Loss) to Average Net Assets	N/A	1.43	%*

	Class B
	Year Ended	Period from
	December 31,	August 30, 2006^
Selected Per Share Data and Ratios	2007	to December 31, 2006
Net Asset Value, Beginning of Period	$11.56	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.16	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(1.11)	1.67
Total from Investment Operations	(0.95)	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.38)	(0.12)
Net Realized Gain	(0.21)	(0.03)
Total Distributions	(0.59)	(0.15)
Redemption Fees	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$10.02	$11.56
Total Return++	(8.15)%	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,187	$116
Ratio of Expenses to Average Net Assets (2)	1.27%+	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.27%+	—
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.39%+	1.07	%*
Portfolio Turnover Rate	39%	4	%#
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	1.41	%*
Net Investment Income (Loss) to Average Net Assets	N/A	0.96	%*

^                    Commencement of Operations

†                    Per share amount is based on average shares outstanding.

‡                    Amount is less than $0.005 per share.

#                   Not Annualized

*                   Annualized

+                   Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++            Calculated based on the net asset value as of the last business day of the period.

196	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Global Value Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.24	$17.85	$17.81	$15.84	$12.46
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.33	0.33	0.31	0.22	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.96	3.44	0.72	2.02	3.42
Total from Investment Operations	1.29	3.77	1.03	2.24	3.61
Distributions from and/or in Excess of:
Net Investment Income	(0.34)	(0.34)	(0.31)	(0.22)	(0.16)
Net Realized Gain	(3.49)	(1.05)	(0.68)	(0.05)	(0.08)
Total Distributions	(3.83)	(1.39)	(0.99)	(0.27)	(0.24)
Redemption Fees	0.00 ‡	0.01	0.00 ‡	0.00 ‡	0.01
Net Asset Value, End of Period	$17.70	$20.24	$17.85	$17.81	$15.84
Total Return++	6.65%	21.40%	5.81%	14.13%	29.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,035	$101,163	$86,000	$68,505	$55,545
Ratio of Expenses to Average Net Assets (1)	0.90%+	0.91%	0.90%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.90%+	N/A	N/A	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.58%+	1.71%	1.74%	1.31%	1.44%
Portfolio Turnover Rate	31%	29%	29%	30%	53%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.07%	1.20%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.24%	1.24%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.03	$17.69	$17.64	$15.70	$12.35
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.29	0.28	0.27	0.17	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.93	3.40	0.71	2.00	3.40
Total from Investment Operations	1.22	3.68	0.98	2.17	3.56
Distributions from and/or in Excess of:
Net Investment Income	(0.28)	(0.29)	(0.25)	(0.18)	(0.13)
Net Realized Gain	(3.49)	(1.05)	(0.68)	(0.05)	(0.08)
Total Distributions	(3.77)	(1.34)	(0.93)	(0.23)	(0.21)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$17.48	$20.03	$17.69	$17.64	$15.70
Total Return++	6.37%	21.05%	5.59%	13.78%	28.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$24,199	$27,773	$21,938	$30,598	$32,761
Ratio of Expenses to Average Net Assets (2)	1.15%+	1.16%	1.15%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.15%+	N/A	N/A	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.36%+	1.47%	1.53%	1.07%	1.19%
Portfolio Turnover Rate	31%	29%	29%	30%	53%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.32%	1.45%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	0.99%	0.99%

†                    Per share amount is based on average shares outstanding.

‡                    Amount is less than $0.005 per share.

+                   Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++            Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	197

2007 Annual Report

December 31, 2007

nual Report

Financial Highlights

port

International Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.58	$20.34	$20.99	$19.06	$14.60
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.43	0.64	0.43	0.30	0.24
Net Realized and Unrealized Gain (Loss) on Investments	1.53	3.93	0.93	3.50	4.54
Total from Investment Operations	1.96	4.57	1.36	3.80	4.78
Distributions from and/or in Excess of:
Net Investment Income	(0.46)	(0.59)	(0.35)	(0.37)	(0.32)
Net Realized Gain	(3.16)	(3.74)	(1.66)	(1.50)	—
Total Distributions	(3.62)	(4.33)	(2.01)	(1.87)	(0.32)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.92	$20.58	$20.34	$20.99	$19.06
Total Return++	9.84%	22.50%	6.45%	19.96%	32.82%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,105,807	$5,900,906	$6,704,732	$7,200,606	$5,657,941
Ratio of Expenses to Average Net Assets (1)	0.93%+	0.94%	0.93%	0.98%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.93%+	0.94%	0.93%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.97%+	2.88%	2.04%	1.48%	1.48%
Portfolio Turnover Rate	31%	38%	28%	41%	45%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.02%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	N/A	1.46%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$20.40	$20.19	$20.85	$18.96	$14.53
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.37	0.60	0.37	0.24	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.52	3.87	0.93	3.47	4.54
Total from Investment Operations	1.89	4.47	1.30	3.71	4.72
Distributions from and/or in Excess of:
Net Investment Income	(0.40)	(0.52)	(0.30)	(0.32)	(0.29)
Net Realized Gain	(3.16)	(3.74)	(1.66)	(1.50)	—
Total Distributions	(3.56)	(4.26)	(1.96)	(1.82)	(0.29)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.73	$20.40	$20.19	$20.85	$18.96
Total Return++	9.52%	22.21%	6.20%	19.67%	32.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,019,595	$1,152,822	$1,206,125	$1,073,278	$733,298
Ratio of Expenses to Average Net Assets (2)	1.18%+	1.19%	1.18%	1.23%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.18%+	1.19%	1.18%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.71%+	2.71%	1.77%	1.21%	1.23%
Portfolio Turnover Rate	31%	38%	28%	41%	45%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.27%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	N/A	1.21%

†                    Per share amount is based on average shares outstanding.

‡                    Amount is less than $0.005 per share.

+                   Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++            Calculated based on the net asset value as of the last business day of the period.

198	The accomapanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

International Growth Active Extension Portfolio

	Class A
	Period from
	July 31, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.68
Total from Investment Operations	0.66
Distributions from and /or in Excess of:
Net Investment Income	—
Net Asset Value, End of Period	$10.66
Total Return++	6.60	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,553
Ratio of Expenses to Average Net Assets (1)	2.17	%*+
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	1.25	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.52	)%*+
Portfolio Turnover Rate	20	%#
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.84	%*+
Net Investment Income (Loss) to Average Net Assets	(2.19	)%*+

	Class B
	Period from
	July 31, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.68
Total from Investment Operations	0.65
Distributions from and /or in Excess of:
Net Investment Income	—
Net Asset Value, End of Period	$10.65
Total Return++	6.50	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$106
Ratio of Expenses to Average Net Assets (2)	2.42	%*+
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	1.50	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.77	)%*+
Portfolio Turnover Rate	20	%#
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	4.09	%*+
Net Investment Income (Loss) to Average Net Assets	(2.44	)%*+

^                         Commencement of Operations

†                         Per share amount is based on average shares outstanding.

#                        Not Annualized

*                        Annualized

+                        Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++                 Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	199

2007 Annual Report

December 31, 2007

Financial Highlights

International Growth Equity Portfolio

	Class A
				Period from December 27, 2005^
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	to December 31, 2005
Net Asset Value, Beginning of Period	$12.55		$9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13		0.10	(0.00	)‡
Net Realized and Unrealized Gain (Loss) on Investments	1.75		2.67	(0.07)
Total from Investment Operations	1.88		2.77	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.12)		(0.09)	—
Net Realized Gain	(0.55)		(0.06)	—
Total Distributions	(0.67)		(0.15)	—
Net Asset Value, End of Period	$13.76		$12.55	$9.93
Total Return++	15.22%		27.92%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$22,523		$6,753	$4,864
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.01%	1.00	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00	%+	1.00%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.94	%+	0.89%	(0.86	)%*
Portfolio Turnover Rate	32%		24%	4	%#
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.42	%+	2.74%	31.60	%*
Net Investment Income (Loss) to Average Net Assets	(0.48	)%+	(0.84)%	(31.46	)%*

	Class B
				Period from
	Year Ended December 31,			December 27, 2005^ to December 31, 2005
Selected Per Share Data and Ratios	2007		2006
Net Asset Value, Beginning of Period	$12.56		$9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.10		0.09	(0.00	)‡
Net Realized and Unrealized Gain (Loss) on Investments	1.76		2.64	(0.07)
Total from Investment Operations	1.86		2.73	(0.07)
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.04)	—
Net Realized Gain	(0.55)		(0.06)	—
Total Distributions	(0.64)		(0.10)	—
Net Asset Value, End of Period	$13.78		$12.56	$9.93
Total Return++	15.03%		27.49%	(0.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$531		$325	$99
Ratio of Expenses to Average Net Assets (2)	1.25	%+	1.27%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25	%+	1.25%	—
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.70	%+	0.78%	(1.16	)%*
Portfolio Turnover Rate	32%		24%	4	%#
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.67	%+	3.07%	31.85	%*
Net Investment Income (Loss) to Average Net Assets	(0.72	)%+	(1.02)%	(31.76	)%*

^                  Commencement of Operations

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

#                 Not Annualized

*                 Annualized

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

200	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

International Magnum Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.05		$13.01	$11.83	$10.20	$8.04
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.20		0.20	0.18	0.13	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.84		3.08	1.16	1.74	2.22
Total from Investment Operations	2.04		3.28	1.34	1.87	2.33
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.36)	(0.16)	(0.24)	(0.17)
Net Realized Gain	(0.80)		(1.88)	—	—	—
Total Distributions	(1.22)		(2.24)	(0.16)	(0.24)	(0.17)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$14.87		$14.05	$13.01	$11.83	$10.20
Total Return++	14.77%		25.39%	11.35%	18.45%	29.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$133,077		$116,443	$106,369	$94,162	$91,087
Ratio of Expenses to Average Net Assets (1)	1.00	%+	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00	%+	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.28	%+	1.37%	1.51%	1.20%	1.25%
Portfolio Turnover Rate	39%		81%	32%	49%	53%
(1)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.03	%+	1.11%	1.12%	1.23%	1.29%
Net Investment Income (Loss) to Average Net Assets	1.25	%+	1.26%	1.39%	0.96%	0.96%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$14.01		$12.97	$11.80	$10.18	$8.04
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.16		0.18	0.15	0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.83		3.06	1.15	1.70	2.18
Total from Investment Operations	1.99		3.24	1.30	1.81	2.28
Distributions from and/or in Excess of:
Net Investment Income	(0.38)		(0.32)	(0.13)	(0.22)	(0.14)
Net Realized Gain	(0.80)		(1.88)	—	—	—
Total Distributions	(1.18)		(2.20)	(0.13)	(0.22)	(0.14)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.03	0.00 ‡
Net Asset Value, End of Period	$14.82		$14.01	$12.97	$11.80	$10.18
Total Return++	14.47%		25.10%	11.04%	18.15%	28.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,404		$1,777	$3,634	$2,605	$2,232
Ratio of Expenses to Average Net Assets (2)	1.25	%+	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25	%+	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	1.08	%+	1.27%	1.25%	1.00%	1.00%
Portfolio Turnover Rate	39%		81%	32%	49%	53%
(2)Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.28	%+	1.35%	1.38%	1.48%	1.54%
Net Investment Income (Loss) to Average Net Assets	1.05	%+	1.17%	1.12%	0.77%	0.71%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	201

2007 Annual Report

December 31, 2007

Financial Highlights

International Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 34.82	$ 23.63	$ 21.95	$ 15.13	$ 10.93
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.69	0.35	0.43	0.36	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(6.79)	12.78	2.96	6.82	4.35
Total from Investment Operations	(6.10)	13.13	3.39	7.18	4.62
Distributions from and/or in Excess of:
Net Investment Income	(1.77)	(0.85)	(0.35)	(0.36)	(0.42)
Net Realized Gain	(1.65)	(1.09)	(1.36)	—	—
Total Distributions	(3.42)	(1.94)	(1.71)	(0.36)	(0.42)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$ 25.30	$ 34.82	$ 23.63	$ 21.95	$ 15.13
Total Return++	(17.59)%	56.06%	15.52%	47.49%	42.41%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,053,018	$1,125,569	$250,511	$50,620	$22,184
Ratio of Expenses to Average Net Assets (1)	0.94%+	0.95%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.94%+	0.95%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	2.10%+	1.19%	1.88%	2.05%	2.23%
Portfolio Turnover Rate	55%	36%	57%	42%	47%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.11%	1.38%	1.49%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.77%	1.67%	1.74%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 34.83	$ 23.68	$ 22.04	$ 15.17	$ 10.96
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.58	0.29	0.32	0.35	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(6.74)	12.77	3.01	6.81	4.32
Total from Investment Operations	(6.16)	13.06	3.33	7.16	4.60
Distributions from and/or in Excess of:
Net Investment Income	(1.69)	(0.82)	(0.33)	(0.29)	(0.39)
Net Realized Gain	(1.65)	(1.09)	(1.36)	—	—
Total Distributions	(3.34)	(1.91)	(1.69)	(0.29)	(0.39)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 25.33	$ 34.83	$ 23.68	$ 22.04	$ 15.17
Total Return++	(17.76)%	55.69%	15.22%	47.15%	42.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 97,800	$ 97,951	$ 8,674	$ 827	$ 915
Ratio of Expenses to Average Net Assets (2)	1.19%+	1.20%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.19%+	1.20%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.76%+	0.94%	1.34%	2.03%	1.98%
Portfolio Turnover Rate	55%	36%	57%	42%	47%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	1.45%	1.66%	1.74%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	1.14%	1.62%	1.49%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

202	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

International Small Cap Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 23.72	$ 24.14	$ 25.11	$ 20.52	$ 14.21
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.27	0.32	0.32	0.24	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(1.11)	4.27	2.89	6.59	6.61
Total from Investment Operations	(0.84)	4.59	3.21	6.83	6.85
Distributions from and/or in Excess of:
Net Investment Income	(0.27)	(0.41)	(0.47)	(0.35)	(0.23)
Net Realized Gain	(5.53)	(4.60)	(3.71)	(1.89)	(0.31)
Total Distributions	(5.80)	(5.01)	(4.18)	(2.24)	(0.54)
Redemption Fees	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$ 17.08	$ 23.72	$ 24.14	$ 25.11	$ 20.52
Total Return++	(3.22)%	19.61%	13.07%	33.53%	48.32%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$796,050	$1,312,064	$1,389,078	$1,276,083	$899,996
Ratio of Expenses to Average Net Assets (1)	1.09%+	1.10%	1.10%	1.15%	1.15%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.09%+	1.10%	1.10%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.10%+	1.25%	1.22%	1.04%	1.40%
Portfolio Turnover Rate	53%	40%	47%	38%	38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	1.16%	1.20%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.03%	1.35%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	203

2007 Annual Report

December 31, 2007

Financial Highlights

Disciplined Large Cap Value Active Extension Portfolio

	Class A
	Period from
	May 31, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(1.43)
Total from Investment Operations	(1.39)
Distributions from and /or in Excess of:
Net Investment Income	(0.03)
Net Asset Value, End of Period	$ 8.58
Total Return++	(13.93	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,193
Ratio of Expenses to Average Net Assets (1)	2.18	%*+
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	1.35	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.83	%*+
Portfolio Turnover Rate	46	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.66	%*+
Net Investment Income (Loss) to Average Net Assets	(0.65	)%*+

	Class B
	Period from
	May 31, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(1.44)
Total from Investment Operations	(1.41)
Distributions from and /or in Excess of:
Net Investment Income	(0.01)
Net Asset Value, End of Period	$ 8.58
Total Return++	(14.06	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 86
Ratio of Expenses to Average Net Assets (2)	2.37	%*+
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	1.60	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.52	%*+
Portfolio Turnover Rate	46	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.86	%*+
Net Investment Income (Loss) to Average Net Assets	(0.97	)%*+

^                  Commencement of operations.

†                  Per share amount is based on average shares outstanding.

#                 Not Annualized

*                 Annualized

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

204	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Focus Equity Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 15.19		$ 14.78	$ 12.59	$ 11.79	$ 9.02
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.03		(0.03)	(0.03)	0.04	0.02
Net Realized and Unrealized Gain (Loss) on Investments	3.62		0.44	2.24	0.78	2.77
Total from Investment Operations	3.65		0.41	2.21	0.82	2.79
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—	(0.02)	(0.02)	(0.02)
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 18.81		$ 15.19	$ 14.78	$ 12.59	$ 11.79
Total Return++	24.02%		2.77%	17.60%	7.00%	30.99%§
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,852		$12,416	$54,321	$52,757	$61,420
Ratio of Expenses to Average Net Assets (1)	1.00	%+	0.79%	0.91%	1.00%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.00	%+	0.79%	0.91%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.16%		(0.23)%	(0.27)%	0.35%	0.22%
Portfolio Turnover Rate	57%		76%	78%	163%	160%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.13	%+	N/A	N/A	1.11%	1.14%
Net Investment Income (Loss) to Average Net Assets	0.03	%+	N/A	N/A	0.24%	0.08%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 14.81		$ 14.45	$ 12.34	$ 11.57	$ 8.85
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.01)		(0.06)	(0.06)	0.02	(0.00)‡
Net Realized and Unrealized Gain (Loss) on Investments	3.52		0.42	2.19	0.75	2.72
Total from Investment Operations	3.51		0.36	2.13	0.77	2.72
Distributions from and/or in Excess of:
Net Investment Income	—		—	(0.02)	—	—
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 18.32		$ 14.81	$ 14.45	$ 12.34	$ 11.57
Total Return++	23.70%		2.49%	17.30%	6.75%	30.62%§
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 2,913		$ 2,317	$12,442	$ 8,559	$ 8,156
Ratio of Expenses to Average Net Assets (2)	1.25	%+	1.04%	1.16%	1.25%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.25	%+	1.04%	1.16%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.07)%		(0.45)%	(0.49)%	0.18%	(0.03)%
Portfolio Turnover Rate	57%		76%	78%	163%	160%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.38	%+	N/A	N/A	1.36%	1.39%
Net Investment Income (Loss) to Average Net Assets	(0.20	)%+	N/A	N/A	0.07%	(0.17)%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

§                 In 2003, performance was positively impacted by approximately 5.64%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the 2003 total return for Class A shares and Class B shares would have been approximately 25.35% and 24.98%, respectively.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	205

2007 Annual Report

December 31, 2007

Financial Highlights

Large Cap Relative Value Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.20	$ 11.10	$ 10.52	$ 9.30	$ 7.21
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.21	0.20	0.15	0.12	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.16	1.62	0.90	1.23	2.09
Total from Investment Operations	0.37	1.82	1.05	1.35	2.22
Distributions from and/or in Excess of:
Net Investment Income	(0.22)	(0.20)	(0.14)	(0.13)	(0.13)
Net Realized Gain	(0.49)	(0.52)	(0.33)	—	—
Total Distributions	(0.71)	(0.72)	(0.47)	(0.13)	(0.13)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 11.86	$ 12.20	$ 11.10	$ 10.52	$ 9.30
Total Return++	2.90%	16.74%	10.07%	14.56%	31.05%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$236,784	$211,904	$102,973	$90,938	$108,997
Ratio of Expenses to Average Net Assets (1)	0.67%+	0.68%	0.68%	0.70%	0.70%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.67%+	0.68%	0.68%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.71%+	1.71%	1.36%	1.28%	1.62%
Portfolio Turnover Rate	31%	33%	46%	84%	130%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	0.74%	0.77%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.24%	1.55%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.18	$ 11.09	$ 10.51	$ 9.31	$ 7.21
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.19	0.17	0.12	0.10	0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.15	1.61	0.91	1.20	2.10
Total from Investment Operations	0.34	1.78	1.03	1.30	2.21
Distributions from and/or in Excess of:
Net Investment Income	(0.18)	(0.17)	(0.12)	(0.10)	(0.11)
Net Realized Gain	(0.49)	(0.52)	(0.33)	—	—
Total Distributions	(0.67)	(0.69)	(0.45)	(0.10)	(0.11)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 11.85	$ 12.18	$ 11.09	$ 10.51	$ 9.31
Total Return++	2.72%	16.38%	9.81%	14.07%	30.86%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 50,287	$ 63,300	$ 101,499	$ 75,189	$ 72,180
Ratio of Expenses to Average Net Assets (2)	0.92%+	0.93%	0.93%	0.95%	0.95%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.92%+	0.93%	0.93%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.48%+	1.44%	1.10%	1.05%	1.37%
Portfolio Turnover Rate	31%	33%	46%	84%	130%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	0.99%	1.02%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	1.01%	1.30%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

206	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Small Company Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 13.31		$ 12.89	$ 12.50	$ 10.81	$ 7.50
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.05)		(0.08)	(0.00)‡	(0.09)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.45		1.59	1.72	2.16	3.40
Total from Investment Operations	0.40		1.51	1.72	2.07	3.31
Distributions from and/or in Excess of:
Net Realized Gain	(0.59)		(1.09)	(1.33)	(0.38)	—
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	—	—
Net Asset Value, End of Period	$ 13.12		$ 13.31	$ 12.89	$ 12.50	$ 10.81
Total Return++	3.04%		11.90%	13.55%	19.17%	44.13%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,137,839		$1,028,030	$896,204	$651,276	$299,198
Ratio of Expenses to Average Net Assets (1)	1.01	%+	1.01%	1.04%	1.10%	1.10%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.01	%+	1.01%	1.04%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.35	)%+	(0.56)%	(0.04)%	(0.79)%	(0.93)%
Portfolio Turnover Rate	50%		76%	73%	111%	160%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	1.16%	1.26%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	N/A	(0.85)%	(1.09)%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.63		$ 12.31	$ 12.02	$ 10.43	$ 7.26
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.08)		(0.10)	(0.03)	(0.11)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		1.51	1.65	2.08	3.27
Total from Investment Operations	0.35		1.41	1.62	1.97	3.17
Distributions from and/or in Excess of:
Net Realized Gain	(0.59)		(1.09)	(1.33)	(0.38)	—
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 12.39		$ 12.63	$ 12.31	$ 12.02	$ 10.43
Total Return++	2.81%		11.55%	13.35%	18.79%	43.80%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 698,183		$ 857,275	$ 808,493	$ 713,733	$ 484,136
Ratio of Expenses to Average Net Assets (2)	1.26	%+	1.26%	1.29%	1.35%	1.35%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.26	%+	1.26%	1.29%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.61	)%+	(0.81)%	(0.24)%	(1.02)%	(1.18)%
Portfolio Turnover Rate	50%		76%	73%	111%	160%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	1.41%	1.51%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	N/A	(1.09)%	(1.34)%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	207

2007 Annual Report

December 31, 2007

Financial Highlights

Systematic Active Large Cap Core Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 10.69	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.52	0.69
Total from Investment Operations	0.65	0.77
Distributions from and/or in Excess of:
Net Investment Income	(0.11)	(0.08)
Net Realized Gain	(0.15)	—
Return of Capital	(0.02)	—
Total Distributions	(0.28)	(0.08)
Net Asset Value, End of Period	$ 11.06	$ 10.69
Total Return++	6.07%	7.85	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 6,525	$ 6,308
Ratio of Expenses to Average Net Assets (1)	0.60%+	0.60	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.16%+	1.25	%*
Portfolio Turnover Rate	62%	55	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.26%+	2.17	%*
Net Investment Income (Loss) to Average Net Assets	0.50%+	(0.32	)%*

	Class B
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 10.69	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.10	0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.53	0.69
Total from Investment Operations	0.63	0.76
Distributions from and/or in Excess of:
Net Investment Income	(0.09)	(0.07)
Net Realized Gain	(0.15)	—
Return of Capital	(0.02)	—
Total Distributions	(0.26)	(0.07)
Net Asset Value, End of Period	$ 11.06	$ 10.69
Total Return++	5.81%	7.68	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 111	$ 107
Ratio of Expenses to Average Net Assets (2)	0.85%+	0.85	%*
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.91%+	1.00	%*
Portfolio Turnover Rate	62%	55	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.51%+	2.42	%*
Net Investment Income (Loss) to Average Net Assets	0.25%+	(0.57	)%*
†	Per share amount is based on average shares outstanding.
^	Commencement of operations
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its nets assets were effected by 0.01%.

++	Calculated based on the net asset value as of the last business day of the period.

208	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Systematic Active Small Cap Core Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 9.93	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.08	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.91)	(0.07)
Total from Investment Operations	(0.83)	(0.04)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.03)
Net Realized Gain	(0.12)	—
Total Distributions	(0.17)	(0.03)
Net Asset Value, End of Period	$ 8.93	$ 9.93
Total Return++	(8.35)%	(0.41	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,801	$6,455
Ratio of Expenses to Average Net Assets (1)	1.10%+	1.10	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.10%+	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.81%+	0.45	%*
Portfolio Turnover Rate	59%	60	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.76%+	2.47	%*
Net Investment Income (Loss) to Average Net Assets	0.15%+	(0.92	)%*

	Class B
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 9.93	$ 10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.91)	(0.07)
Total from Investment Operations	(0.85)	(0.06)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.01)
Net Realized Gain	(0.12)	—
Total Distributions	(0.15)	(0.01)
Net Asset Value, End of Period	$ 8.93	$ 9.93
Total Return++	(8.49)%	(0.57	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 90	$ 99
Ratio of Expenses to Average Net Assets (2)	1.35	%+ 1.35	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.35	%+ N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.56	%+ 0.20	%*
Portfolio Turnover Rate	59%	60	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.01	%+ 2.72	%*
Net Investment Income (Loss) to Average Net Assets	(0.10	)%+ (1.17	)%*

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++	Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	209

2007 Annual Report

December 31, 2007

Financial Highlights

Systematic Active Small Cap Growth Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 9.77	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.08	(0.22)
Total from Investment Operations	0.09	(0.23)
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	—
Net Realized Gain	(0.34)	—
Total Distributions	(0.35)	—
Net Asset Value, End of Period	$ 9.51	$ 9.77
Total Return++	0.82%	(2.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,491	$6,646
Ratio of Expenses to Average Net Assets (1)	1.09	%+ 1.10	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.09	%+ N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.13	%+ (0.13	)%*
Portfolio Turnover Rate	56%	76	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.69	%+ 2.46	%*
Net Investment Income (Loss) to Average Net Assets	(0.47	)%+ (1.49	)%*

	Class B
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 9.76	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.07	(0.22)
Total from Investment Operations	0.06	(0.24)
Distributions from and/or in Excess of:
Net Investment Income	—	—
Net Realized Gain	(0.34)	—
Total Distributions	(0.34)	—
Net Asset Value, End of Period	$ 9.48	$ 9.76
Total Return++	0.50%	(2.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 95	$ 98
Ratio of Expenses to Average Net Assets (2)	1.34%+	1.35	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.34%+	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.12)%+	(0.38	)%*
Portfolio Turnover Rate	56%	76	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.94%+	2.71	%*
Net Investment Income (Loss) to Average Net Assets	(0.72)%+	(1.74	)%*

†	Per share amount is based on average shares outstanding.
^	Commencement of Operations
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++	Calculated based on the net asset value as of the last business day of the period.

210	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Systematic Active Small Cap Value Portfolio

	Class A
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 10.37	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.16	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.70)	0.37
Total from Investment Operations	(1.54)	0.43
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	(0.06)
Net Realized Gain	(0.49)	—
Total Distributions	(0.62)	(0.06)
Net Asset Value, End of Period	$ 8.21	$10.37
Total Return++	(14.78)%	4.30	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 5,418	$6,841
Ratio of Expenses to Average Net Assets (1)	1.10%+	1.10	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.10%+	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.60%+	0.92	%*
Portfolio Turnover Rate	48%	77	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.75%+	2.37	%*
Net Investment Income (Loss) to Average Net Assets	0.95%+	(0.35	)%*

	Class B
Selected Per Share Data and Ratios	Year Ended December 31, 2007	Period from April 28, 2006^ to December 31, 2006
Net Asset Value, Beginning of Period	$ 10.36	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.14	0.04
Net Realized and Unrealized Gain (Loss) on Investments	(1.70)	0.36
Total from Investment Operations	(1.56)	0.40
Distributions from and/or in Excess of:
Net Investment Income	(0.10)	(0.04)
Net Realized Gain	(0.49)	—
Total Distributions	(0.59)	(0.04)
Net Asset Value, End of Period	$ 8.21	$10.36
Total Return++	(15.03)%	4.14	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 82	$ 104
Ratio of Expenses to Average Net Assets (2)	1.35%+	1.35	%*
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	1.35%+	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.35%+	0.67	%*
Portfolio Turnover Rate	48%	77	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	2.00%+	2.62	%*
Net Investment Income (Loss) to Average Net Assets	0.70%+	(0.60	)%*
^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
#	Not Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional lass during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++	Calculated based on the net asset value as of the last business day of the period.
*	Annualized

The accompanying notes are an integral part of the financial statements.	211

2007 Annual Report

December 31, 2007

Financial Highlights

Systematic Large Cap Core Active Extension Portfolio

	Class A
	Period from
	May 31, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	(0.41)
Total from Investment Operations	(0.41)
Net Asset Value, End of Period	$ 9.59
Total Return++	(4.09	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,582
Ratio of Expenses to Average Net Assets (1)	1.84	%*+
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense, Dividend Expense on Short
Positions and Stock Loan Fee	1.35	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.02	)%*+
Portfolio Turnover Rate	40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.21	%*+
Net Investment Income (Loss) to Average Net Assets	(1.39	)%*+

	Class B
	Period from
	May 31, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(0.40)
Total from Investment Operations	(0.42)
Net Asset Value, End of Period	$9.58
Total Return++	(4.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 96
Ratio of Expenses to Average Net Assets (2)	2.07	%*+
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense, Dividend Expense on Short Positions and Stock Loan Fee	1.60	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.29	)%*+
Portfolio Turnover Rate	40	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	3.43	%*+
Net Investment Income (Loss) to Average Net Assets	(1.65	)%*+

^	Commencement of Operations
†	Per share amount is based on average shares outstanding.
‡	Amount is less than $0.005 per share.
#	Not Annualized
*	Annualized
+

Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++	Calculated based on the net asset value as of the last business day of the period.

212	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

U.S. Large Cap Growth Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 20.28		$ 19.49	$ 16.88	$ 15.74	$ 12.49
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.10		0.01	0.02	0.09	0.05
Net Realized and Unrealized Gain (Loss) on Investments	4.41		0.78	2.63	1.13	3.25
Total from Investment Operations	4.51		0.79	2.65	1.22	3.30
Distributions from and/or in Excess of:
Net Investment Income	(0.10)		(0.00)‡	(0.04)	(0.08)	(0.05)
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 24.69		$ 20.28	$ 19.49	$ 16.88	$ 15.74
Total Return++	22.29%		4.07%	15.72%	7.75%	26.41%§
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,406,866		$1,012,417	$871,905	$554,097	$589,698
Ratio of Expenses to Average Net Assets (1)	0.62	%+	0.63%	0.65%	0.77%	0.80%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.62	%+	0.63%	0.65%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.46	%+	0.03%	0.13%	0.58%	0.34%
Portfolio Turnover Rate	50%		59%	106%	179%	131%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	N/A	0.82%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	N/A	N/A	0.32%

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 19.95		$ 19.21	$ 16.67	$ 15.55	$ 12.34
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.05		(0.04)	(0.03)	0.05	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.33		0.78	2.60	1.11	3.21
Total from Investment Operations	4.38		0.74	2.57	1.16	3.22
Distributions from and/or in Excess of:
Net Investment Income	(0.06)		—	(0.03)	(0.04)	(0.01)
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 24.27		$ 19.95	$ 19.21	$ 16.67	$ 15.55
Total Return++	21.93%		3.85%	15.41%	7.45%	26.13%§
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 166,717		$ 57,689	$ 35,678	$202,893	$199,591
Ratio of Expenses to Average Net Assets (2)	0.87	%+	0.88%	0.90%	1.02%	1.05%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense	0.87	%+	0.88%	0.90%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	0.24	%+	(0.23)%	(0.17)%	0.33%	0.09%
Portfolio Turnover Rate	50%		59%	106%	179%	131%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A		N/A	N/A	N/A	1.07%
Net Investment Income (Loss) to Average Net Assets	N/A		N/A	N/A	N/A	0.07%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

§                 In 2003, performance was positively impacted by approximately 1.34%, due to the receipt of proceeds from the settlement of class action suits involving, primarily, one of the Portfolio’s holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares and Class B shares would have been approximately 25.07% and 24.79% respectively.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	213

2007 Annual Report

December 31, 2007

Financial Highlights

U.S. Real Estate Portfolio

	Class A
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 28.24	$ 23.41	$ 23.21	$ 17.92	$ 13.55
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.33	0.42	0.45	0.40	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(4.87)	8.44	3.58	6.17	4.55
Total from Investment Operations	(4.54)	8.86	4.03	6.57	5.03
Distributions from and/or in Excess of:
Net Investment Income	(0.50)	(0.49)	(0.44)	(0.42)	(0.48)
Net Realized Gain	(7.45)	(3.54)	(3.39)	(0.86)	(0.18)
Total Distributions	(7.95)	(4.03)	(3.83)	(1.28)	(0.66)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 15.75	$ 28.24	$ 23.41	$ 23.21	$ 17.92
Total Return++	(16.63)%	38.85%	17.66%	37.28%	37.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$911,819	$1,635,926	$1,209,668	$1,097,718	$897,551
Ratio of Expenses to Average Net Assets (1)	0.90%+	0.87%	0.89%	0.97%	1.00%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft and Investment Related Expenses	0.88%+	0.87%	0.89%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	1.23%+	1.55%	1.87%	2.02%	3.08%
Portfolio Turnover Rate	38%	36%	33%	21%	17%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.01%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	N/A	3.07%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

214	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

U.S. Real Estate Portfolio

	Class B
	Year Ended December 31,
Selected Per Share Data and Ratios	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 27.96	$ 23.21	$ 23.04	$ 17.80	$ 13.47
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	0.27	0.37	0.38	0.35	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(4.82)	8.34	3.56	6.13	4.50
Total from Investment Operations	(4.55)	8.71	3.94	6.48	4.95
Distributions from and/or in Excess of:
Net Investment Income	(0.43)	(0.42)	(0.38)	(0.38)	(0.44)
Net Realized Gain	(7.45)	(3.54)	(3.39)	(0.86)	(0.18)
Total Distributions	(7.88)	(3.96)	(3.77)	(1.24)	(0.62)
Redemption Fees	0.00 ‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 15.53	$ 27.96	$ 23.21	$ 23.04	$ 17.80
Total Return++	(16.80)%	38.52%	17.37%	36.95%	37.23%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 171,578	$ 268,537	$ 157,650	$ 149,180	$ 70,146
Ratio of Expenses to Average Net Assets (2)	1.15%+	1.12%	1.14%	1.22%	1.25%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft and Investment Related Expenses	1.13%+	1.12%	1.14%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	1.02%+	1.37%	1.60%	1.76%	2.83%
Portfolio Turnover Rate	38%	36%	33%	21%	17%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A	N/A	N/A	N/A	1.26%
Net Investment Income (Loss) to Average Net Assets	N/A	N/A	N/A	N/A	2.82%

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	215

2007 Annual Report

December 31, 2007

Financial Highlights

U.S. Small/Mid Cap Value Portfolio

Class A
Period from
September 27, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.00)‡
Net Realized and Unrealized Gain (Loss) on Investments	(0.52)
Total from Investment Operations	(0.52)
Distributions from and /or in Excess of:
Net Realized Gain	(0.01)
Net Asset Value, End of Period	$9.47
Total Return++	(5.21)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$20,112
Ratio of Expenses to Average Net Assets (1)	1.30%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.09%*+
Portfolio Turnover Rate	38%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A
Net Investment Income (Loss) to Average Net Assets	N/A

	Class B
	Period from
	September 27, 2007^
Selected Per Share Data and Ratios	to December 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Income (Loss)†	(0.00	)‡
Net Realized and Unrealized Gain (Loss) on Investments	(0.52)
Total from Investment Operations	(0.52)
Distributions from and /or in Excess of:
Net Realized Gain	(0.01)
Net Asset Value, End of Period	$9.47
Total Return++	(5.31	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$95
Ratio of Expenses to Average Net Assets (2)	1.55	%*+
Ratio of Net Investment Income (Loss) to Average Net Assets (2)	(0.16	)%*+
Portfolio Turnover Rate	38	%#
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	N/A
Net Investment Income (Loss) to Average Net Assets	N/A

^                  Commencement of Operations

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

#                 Not Annualized

*                 Annualized

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by 0.01%.

++          Calculated based on the net asset value as of the last business day of the period.

216	The accompanying notes are an integral part of the financial statements.

2007 Annual Report

December 31, 2007

Financial Highlights

Emerging Markets Debt Portfolio

	Class A††
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 11.99		$ 11.61	$ 10.92	$ 10.59	$ 8.85
Income (Loss) from Investment Operations
Net Investment Income†	0.71		0.49	0.81	0.78	0.75
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)		0.80	0.57	0.30	1.77
Total from Investment Operations	0.48		1.29	1.38	1.08	2.52
Distributions from and/or in Excess of:
Net Investment Income	(1.00)		(0.91)	(0.69)	(0.75)	(0.78)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡	—
Net Asset Value, End of Period	$ 11.47		$ 11.99	$ 11.61	$ 10.92	$ 10.59
Total Return++	4.68%		11.08%	12.78%	10.07%	28.46%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$52,686		$81,212	$92,294	$81,109	$54,647
Ratio of Expenses to Average Net Assets(1)	0.93	%#+	0.93%#	1.01%	1.04%#	1.16%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense and Country Tax Expense	0.85	%+	0.92%	1.00%	1.04%	1.13%
Ratio of Net Investment Income to Average Net Assets(1)	6.28	%+	6.11%	7.02%	7.33%	7.48%
Portfolio Turnover Rate	155%		55%	84%	151%	216%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.21	%+	1.04%	N/A	1.07%	N/A
Net Investment Income (Loss) to Average Net Assets	6.00	%+	6.00%	N/A	7.30%	N/A

	Class B††
	Year Ended December 31,
Selected Per Share Data and Ratios	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$ 12.29		$ 11.85	$ 11.16	$ 10.80	$ 9.00
Income (Loss) from Investment Operations
Net Investment Income†	0.69		0.50	0.78	0.78	0.75
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)		0.81	0.60	0.30	1.80
Total from Investment Operations	0.46		1.31	1.38	1.08	2.55
Distributions from and/or in Excess of:
Net Investment Income	(0.98)		(0.87)	(0.69)	(0.72)	(0.75)
Redemption Fees	0.00	‡	0.00 ‡	—	—	—
Net Asset Value, End of Period	$ 11.77		$ 12.29	$ 11.85	$ 11.16	$ 10.80
Total Return++	4.29%		10.79%	12.54%	9.90%	28.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$ 870		$ 565	$ 596	$ 437	$ 429
Ratio of Expenses to Average Net Assets(2)	1.20	%#+	1.17%#	1.26%	1.29%#	1.41%
Ratio of Expenses to Average Net Assets Excluding Bank Overdraft Expense and Country Tax Expense	1.10	%+	1.16%	1.25%	1.29%	1.38%
Ratio of Net Investment Income to Average Net Assets(2)	5.99	%+	5.94%	6.70%	7.07%	7.23%
Portfolio Turnover Rate	155%		55%	84%	151%	216%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios before expense limitation:
Expenses to Average Net Assets	1.49	%+	1.29%	N/A	1.32%	N/A
Net Investment Income (Loss) to Average Net Assets	5.71	%+	5.82%	N/A	7.04%	N/A

††            On March 17, 2006, the Portfolio effected a reverse stock split as described in the Notes to Financial Statements. Per share data prior to this date has been restated to give effect to the reverse stock split.

†                  Per share amount is based on average shares outstanding.

‡                  Amount is less than $0.005 per share.

#                 Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class A shares and 1.10% for Class B shares. Prior to June 1, 2006, these maximum ratios were 1.00% for Class A shares and 1.25% for Class B shares. Prior to May 1, 2004, these maximum ratios were 1.75% for Class A shares and 2.00% for Class B shares.

+                 Reflects rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class during the period. As a result of such rebate, the expenses as a percentage of its net assets were effected by less than 0.005%.

++          Calculated based on the net asset value as of the last business day of the period.

The accompanying notes are an integral part of the financial statements.	217

2007 Annual Report

December 31, 2007

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of twenty-four separate, active, diversified and non-diversified portfolios (individually referred to as a “Portfolio”, collectively as the “Portfolios”). Each Portfolio (with the exception of the International Small Cap Portfolio) offers two classes of shares - Class A and Class B. Effective January 2, 2008, Class A shares and Class B shares of the Portfolios will be changed to Class I shares and Class P shares, respectively. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. Effective May 31, 2007, the Systematic Large Cap Core Active Extension and Disciplined Large Cap Value Active Extension Portfolios commenced operations. Effective July 31, 2007, the International Growth Active Extension Portfolio commenced operations. Effective September 27, 2007, the U.S. Small/Mid Cap Value Portfolio commenced operations.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity- related securities. The investment objective of the international fixed income portfolio is primarily to seek a high total return consistent with preservation of capital.

The Global Franchise, International Equity, International Real Estate, International Small Cap and U.S. Real Estate Portfolios are currently closed to new investors. However, these Portfolios will continue to offer shares as follows: (1) through certain retirement plan accounts, (2) to clients of registered investment advisors who currently offer shares of the Portfolios in their discretionary asset allocation programs, (3) through certain endowments and foundations, (4) to clients of family office practices where shares of the Portfolios are held by family members of such clients, (5) to directors and trustees of the Morgan Stanley Funds, (6) to Morgan Stanley and its affiliates and their employees, (7) to benefit plans sponsored by Morgan Stanley and its affiliates, and (8) through certain mutual fund wrap programs sponsored by affiliates of the Adviser. The Portfolios will continue to offer shares of the Portfolios to existing shareholders and may recommence offering shares of the Portfolios to other new investors in the future.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On April 28, 2006, the net assets of the Equity Portfolio’s (formerly, a Portfolio of Morgan Stanley Institutional Fund Trust) Institutional Class shares were merged into the Large Cap Relative Value Portfolio’s Class A shares through a tax-free exchange. In exchange for the $66,823,000 in net assets received, including $3,685,000 in unrealized appreciation, 5,706,469 Class A shares of the Large Cap Relative Value Portfolio were issued. Prior to the combination, the net assets of the Large Cap Relative Value Portfolio totaled $194,284,000. Immediately after the combination, the net assets of the Large Cap Relative Value Portfolio totaled $261,107,000.

A. Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.              Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors,

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.              Repurchase Agreements: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

At December 31, 2007, the Portfolios did not have any outstanding repurchase agreements.

3.              Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank, prior to the close of the NYSE, as follows:

•                  investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

•                  investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instability.

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as “Foreign” in the Portfolio of Investments) may be created and offered for investment. The “local” and “foreign shares” market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued on the Portfolio of Investments.

4.              Foreign Currency Exchange Contracts: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. Certain Portfolios may also enter into cross currency hedges which involve the sale of one currency against the positive exposure to a different currency. Cross currency hedges may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.              Loan Agreements: Certain Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions (“Lenders”) deemed to be creditworthy by the investment adviser. A Portfolio’s investments in Loans may be in the form of participation in Loans (“Participation”) or assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in a Participation typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

6.              Short Sales: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are included in dividend expense and interest expense, respectively, in the Statements of Operations. A Portfolio’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash or other liquid securities. In addition, the Portfolio will either designate on the Portfolio’s records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

7.              Securities Lending: Certain Portfolios may lend securities to qualified financial institutions, such as broker- dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in high- quality short-term investments. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios’ Statements of Operations in interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of loaned securities and related collateral outstanding at December 31, 2007 are as follows:

Portfolio	Value of Loaned Securities (000)	Value of Collateral (000)
Active International Allocation	$101,774	$ 106,330
Emerging Markets	252,057	263,443
Global Real Estate	2,594	2,631
Global Value Equity	4,408	4,604
International Equity	448,800	468,328
International Growth Equity	580	610
International Magnum	15,270	15,980
Systematic Active Large Cap Core	724	743
Systematic Active Small Cap Core	1,826	1,919
Systematic Active Small Cap Growth	1,898	1,974
Systematic Active Small Cap Value	1,802	1,911
U.S. Real Estate	153,417	155,964
Emerging Markets Debt	4,055	4,191

The following Portfolios had income from securities lending (after rebates to borrowers and fee paid to securities lending agent):

Portfolio	Net Interest Earned by Portfolio (000)
Active International Allocation	$1,172
Emerging Markets	972
Global Real Estate	@—
Global Value Equity	$52
International Equity	7,024
International Growth Equity	1
International Magnum	124
Systematic Active Large Cap Core	2
Systematic Active Small Cap Core	11
Systematic Active Small Cap Growth	12
Systematic Active Small Cap Value	12
U.S. Real Estate	1
Emerging Markets Debt	31
@ Amount is less than $500.

8.              Structured Securities: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments; however, any loss is limited to the amount of the original investment.

9.              Futures: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as “initial margin”) are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as a realized gain or loss in the Statements of Operations. Due from (to) broker includes both initial margin and variation margin, as stated in the Statements of Assets and Liabilities.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

10.       Purchased and Written Options: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

Options written for the year ended December 31, 2007 were as follows:

Emerging Markets Debt Portfolio	Total Number of Contracts (000)	Total Premiums Received (000)
Options Outstanding — January 1, 2007	—	$ —
Options Written	24,293	609
Options Terminated in Closing Purchase Transactions	(24,293)	(609)
Options Outstanding — December 31, 2007	—	$ —

11.       Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC the Portfolio has made a subscription commitment of 7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2007, BRCP REIT I, LLC has drawn down $5,934,000, which represents 84.8% of the commitment. In addition, the Portfolio received return of capital distributions totaling $1,114,000.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2007, BRCP REIT II, LLC has drawn down $5,586,000, which represents 62.1% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000 shares of common stock. As of December 31, 2007, Exeter Industrial Value Fund LP has drawn down $200,000, which represents 10.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2007, Exeter Industrial Value Fund LP has drawn down $850,000, which represents 10.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2007, Keystone Industrial Fund, LP has drawn down $5,703,000, which represents 76.0% of the commitment. In addition, the Portfolio received return of capital distributions totaling $297,000.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Keystone Industrial Fund II, LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2007, Keystone Industrial Fund II, LP has not drawn down on the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

Industrial Fund II, LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2007, Keystone Industrial Fund II, LP has not drawn down on the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2007, Cabot Industrial Value Fund, LP has drawn down $3,334,000, which represents 44.4% of the commitment.

12.       Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Emerging Markets, Global Franchise, Global Real Estate, Global Value Equity, International Equity, International Growth Active Extension, International Growth Equity, International Magnum, International Real Estate, International Small Cap, Large Cap Relative Value, Small Company Growth, Systematic Active Small Cap Core, Systematic Active Small Cap Growth, Systematic Active Small Cap Value, U.S. Real Estate and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. Shares of the Disciplined Large Cap Value Active Extension, Focus Equity, Systematic Active Large Cap Core, Systematic Large Cap Core Active Extension, U.S. Large Cap Growth and U.S. Small/Mid Cap Value Portfolios redeemed within 7 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

13.       Restricted Securities: Certain Portfolios may invest in unregistered or otherwise restricted securities. The term restricted securities refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Portfolio would, in either case, bear market risks during that period.

14.       New Accounting Pronouncement: In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of December 31, 2007, the Adviser does not believe the adoption of SFAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

15.       Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Certain Portfolios may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the “Agreement”) at the annual rates of the average daily net assets indicated below. MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses as

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

			Maximum
			Expense Ratio
	Average Daily	Advisory
Portfolio	Net Assets	Fee	Class A	Class B
Active International Allocation	first $1.0 billion	0.65%	0.80%	1.05%
	over $1.0 billion	0.60
Emerging Markets	first $500 million	1.25	1.65	1.90
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Franchise	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
Global Real Estate		0.85	1.05	1.30
Global Value Equity	first $1.0 billion	0.67	1.00	1.25
	next $500 million	0.645
	next $1.0 billion	0.62
	next $1.0 billion	0.595
	next $1.0 billion	0.57
	over $4.5 billion	0.545
International Equity	first $10 billion	0.80	1.00	1.25
	over $10 billion	0.75
International Growth Active Extension	first $1.0 billion	1.15	1.25	1.50
	next $500 million	1.05
	over $1.5 billion	0.95
International Growth Equity	first $1.0 billion	0.75	1.00	1.25
	over $1.0 billion	0.70
International Magnum	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
International Real Estate		0.80	1.00	1.25
International Small Cap	first $1.5 billion	0.95	1.15	N/A
	over $1.5 billion	0.90
Disciplined Large Cap Value Active Extension	first $1.0 billion	1.15	1.35	1.60
	next $500 million	1.05
	over $1.5 billion	0.95
Focus Equity	first $1.0 billion	0.50	1.00	1.25
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Large Cap Relative Value	first $150 million	0.50	0.70	0.95
	next $100 million	0.45
	next $100 million	0.40
	over $350 million	0.35
Small Company Growth	first $1.0 billion	0.92	1.10	1.35
	next $500 million	0.85
	over $1.5 billion	0.80
Systematic Active Large Cap Core		0.35	0.60	0.85
Systematic Active Small Cap Core		0.75	1.10	1.35
Systematic Active Small Cap Growth		0.75	1.10	1.35
Systematic Active Small Cap Value		0.75	1.10	1.35
Systematic Large Cap Core Active Extension	first $1.0 billion	1.15	1.35	1.60
	next $500 million	1.05
	over $1.5 billion	0.95
U.S. Large Cap Growth	first $1.0 billion	0.50%	0.80%	1.05%
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
U.S. Real Estate	first $500 million	0.80	1.00	1.25
	next $500 million	0.75
	over $1.0 billion	0.70
U.S. Small/Mid Cap Value		0.67	N/A	N/A
Emerging Markets Debt	first $500 million	0.75	0.85	1.10
	next $500 million	0.70
	over $1.0 billion	0.65

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time. For the year ended December 31, 2007, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Active International Allocation	$ 42
International Growth Active Extension	104
International Growth Equity	115
International Magnum	42
Disciplined Large Cap Value Active Extension	50
Focus Equity	19
Systematic Active Large Cap Core	42
Systematic Active Small Cap Core	43
Systematic Active Small Cap Growth	42
Systematic Active Small Cap Value	44
Systematic Large Cap Core Active Extension	48
Emerging Markets Debt	148

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment Management Company (each a “Sub- Adviser”), all wholly-owned subsidiaries of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios’ purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the “Administrator”) also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under an agreement between the Administrator and JPMorgan Investor Services

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. (“MSDI” or the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund. Effective July 2, 2007, each Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class B shares pursuant to a Shareholder Services Plan. The shareholder servicing fee is used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class B shares.

Prior to July 1, 2007, MSDI served as the Distributor of the Fund and provided Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan was terminated effective July 2, 2007.

E. Custodian Fees: JPMorgan Chase Bank, N.A. (the “Custodian”) serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each applicable Portfolio’s expenses. These custodian credits are shown as “Expense Offset” on the Statements of Operations.

F. Portfolio Investment Activity:

1.	Security Transactions: During the year ended December 31, 2007, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Active International Allocation	$271,496	$274,022
Emerging Markets	2,981,821	2,890,586
Global Franchise	28,555	51,885
Global Real Estate	643,394	167,902
Global Value Equity	31,262	73,735
International Equity	2,094,983	3,446,257
International Growth Active Extension	15,735	2,663
International Growth Equity	17,277	2,847
International Magnum	47,796	52,996
International Real Estate	1,168,131	819,647
International Small Cap	633,540	1,115,406
Disciplined Large Cap Value Active Extension	16,135	3,393
Focus Equity	8,167	10,363
Large Cap Relative Value	105,513	89,503
Small Company Growth	942,602	1,030,461
Systematic Active Large Cap Core	3,914	3,918
Systematic Active Small Cap Core	3,692	4,343
Systematic Active Small Cap Growth	3,674	4,529
Systematic Active Small Cap Value	3,066	3,659
Systematic Large Cap Core Active Extension	16,131	3,106
U.S. Large Cap Growth	834,568	612,868
U.S. Real Estate	625,839	1,122,001
U.S. Small/Mid Cap Value	4,566	3,573
Emerging Markets Debt	83,234	110,441

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2007.

2.              Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the “Liquidity Funds”), open-end management investment companies managed by the Adviser.

A summary of the Portfolios’ transactions in the shares of the Liquidity Funds during the year ended December 31, 2007 is set forth below:

	Market Value December 31, 2006	Purchases at Cost	Sales Proceeds	Dividend Income	Market Value December 31, 2007
Portfolio	(000)	(000)	(000)	(000)	(000)
Active International Allocation	$—	$238,830	$167,342	$1,748	$71,488
Emerging Markets	—	603,495	567,928	1,566	35,567
Global Franchise	—	30,950	28,682	94	2,268
Global Real Estate	—	366,553	366,553	618	—
Global Value Equity	—	12,932	12,149	25	783
International Equity	—	1,804,113	1,695,857	4,917	108,256
International Growth Active
Extension	—	10,163	10,120	4	43
International Growth Equity	—	15,646	2,335	9	13,311
International Magnum	—	26,024	19,238	292	6,786
International Real Estate	—	403,869	403,869	1,053	—
International Small Cap	—	244,148	244,148	456	—
Disciplined Large Cap Value Active Extension	—	10,607	10,524	6	83
Focus Equity	—	5,815	4,668	20	1,147
Large Cap Relative Value	—	84,150	79,207	479	4,943

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

A summary of the Portfolios’ transactions in the shares of the Liquidity Funds during the year ended December 31, 2007 is set forth below:

	Market Value	Purchases	Sales	Dividend	Market Value
	December 31, 2006	at Cost	Proceeds	Income	December 31, 2007
Portfolio	(000)	(000)	(000)	(000)	(000)
Small Company Growth	$—	$539,036	$525,103	$1,487	$13,933
Systematic Active Large Cap Core	—	982	702	17	280
Systematic Active Small Cap Core	—	1,128	411	18	717
Systematic Active Small Cap Growth	—	1,487	617	24	870
Systematic Active Small Cap Value	—	922	672	15	250
Systematic Large Cap Core Active Extension	—	9,261	9,241	6	20
U.S. Large Cap Growth	—	343,653	318,845	550	24,808
U.S. Real Estate	—	301,853	301,853	770	—
U.S. Small /Mid Cap Value	—	23,255	21,977	28	1,278
Emerging Markets Debt	—	58,941	57,054	83	1,887

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to their pro-rata share of the advisory and administration fees paid by the Liquidity Funds (“Rebate”). For the year ended December 31, 2007, advisory fees paid were reduced as follows:

Rebate
Portfolio	(000)

Active International Allocation	$ 36
Emerging Markets	33
Global Franchise	2
Global Real Estate	13
Global Value Equity	1
International Equity	103
International Growth Active Extension	@—
International Growth Equity	@—
International Magnum	6
International Real Estate	21
International Small Cap	9
Disciplined Large Cap Value Active Extension	@—
Focus Equity	1
Large Cap Relative Value	10
Small Company Growth	32
Systematic Active Large Cap Core	@—
Systematic Active Small Cap Core	@—
Systematic Active Small Cap Growth	1
Systematic Active Small Cap Value	@—
Systematic Large Cap Core Active Extension	@—
U.S. Large Cap Growth	12
U.S. Real Estate	16
U.S. Small/Mid Cap Value	1
Emerging Markets Debt	2

@ Amount is less than $500.

The Emerging Markets Equity Portfolio invests in Morgan Stanley Growth Fund, a closed-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund was acquired at a cost of $3,415,000.

A summary of the Portfolio’s transactions in shares of the affiliated issuer during the year ended December 31, 2007 is as follows:

Market Value				Market Value
December 31,	Purchases	Sales	Dividend	December 31,
2006	at Cost	Proceeds	Income	2007
(000)	(000)	(000)	(000)	(000)
$16,810	—	—	—	$28,374

During the year ended December 31, 2007, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer:

Brokerage
Commissions
Portfolio	(000)
Emerging Markets	$5
Focus Equity	2
Global Real Estate	3
Global Value Equity	1
International Real Estate	@—
Small Company Growth	3
U.S. Large Cap Growth	53
U.S. Real Estate	5
U.S. Small/Mid Cap Value	@—

@ Amount is less than $500.

Additionally, during the year ended December 31, 2007, Emerging Markets Portfolio paid approximately $40,000 in brokerage commissions to China International Capital Corporation (Hong Kong) Limited (CICC), an affiliated broker/dealer.

G. Federal Income Taxes: It is each Portfolio’s intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Each Portfolio files tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

The Portfolios adopted the provisions of the Financial Accounting Standards Board’s (“FASB”) Interpretation number 48 Accounting for Uncertainty in Income Taxes (the “Interpretation’’), on June 30, 2007. The Interpretation is to be applied to all open tax years as of the date of effectiveness. As of December 31, 2007, this did not result in an impact to the Portfolios’ financial statements.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 were as follows:

	2007			2006
	Distributions			Distributions
	Paid From:			Paid From:
	Ordinary	Return of	Long-term	Ordinary	Long-term
	Income	Capital	Capital Gain	Income	Capital Gain
Portfolio	(000)	(000)	(000)	(000)	(000)
Active International
Allocation	$ 43,168	$ —	$ 50,249	$ 22,425	$ —
Emerging Markets	111,228	—	501,698	18,163	365,634
Global Franchise	1,348	—	17,751	1,579	6,022
Global Real Estate	31,622	—	3,308	2,647	84
Global Value Equity	2,759	—	13,384	2,202	6,107
International Equity*	205,097	—	800,160	217,756	1,050,872
International Growth
Active Extension	—	—	—	—	—
International Growth
Equity	127	—	260	84	—
International Magnum	4,349	—	6,016	2,676	13,917
International Real
Estate	91,243	—	63,755	43,788	17,429
International Small Cap	21,636	—	212,655	36,378	213,836
Disciplined Large Cap
Value Active
Extension	29	—	—	—	—
Focus Equity	22	—	—	—	—
Large Cap Relative
Value	5,050	—	11,838	3,869	11,341
Small Company Growth	—	—	82,806	—	148,745
Systematic Active
Large Cap Core	104	14	55	50	—
Systematic Active
Small Cap Core	102	—	11	19	—
Systematic Active
Small Cap Growth	200	—	44	—	—
Systematic Active
Small Cap Value	391	—	25	40	—
Systematic Large Cap
Core Active
Extension	1	—	—	—	—
U.S. Large Cap Growth	5,423	—	—	184	—
U.S. Real Estate	69,511	—	339,875	47,476	198,314
U.S. Small/Mid Cap
Value	18	—	—	—	—
Emerging Markets Debt	4,283	—	—	5,968	—

*Amounts based on October 31 tax year end.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing and the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, foreign futures and options transactions, short sales, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution reclass, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, certain equity securities designated as issued by “passive foreign investment companies” and excess distributions resulted in the following reclassifications among the Portfolios’ components of net assets at December 31, 2007:

	Accumulated
	Undistributed
	(Distributions in
	Excess of) Net	Accumulated
	Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Portfolio	(000)	(000)	(000)
Active International Allocation	$11,159	$(11,159)	$ —
Emerging Markets	(7,627)	7,631	(4)
Global Franchise	(1,547)	1,547	—
Global Real Estate	3,295	(3,254)	(41)
Global Value Equity	(102)	115	(13)
International Equity	(9,147)	9,424	(277)
International Growth Active Extension	20	(6)	(14)
International Growth Equity	(4)	4	—
International Magnum	1,520	(1,520)	—
International Real Estate	29,710	(29,710)	@—
International Small Cap	2,437	(2,437)	—
Disciplined Large Cap Value Active Extension	2	(1)	(1)
Focus Equity	2	(2)	—
Large Cap Relative Value	(3)	11	(8)
Small Company Growth	8,843	7,548	(16,391)
Systematic Active Large Cap Core	1	13	(14)
Systematic Active Small Cap Core	(17)	10	7
Systematic Active Small Cap Growth	(1)	@—	1
Systematic Active Small Cap Value	(24)	12	12
Systematic Large Cap Core Active Extension	2	(1)	(1)
U.S. Large Cap Growth	(37)	37	—
U.S. Real Estate	11,898	(12,855)	957
U.S. Small/Mid Cap Value	1	—	(1)
Emerging Markets Debt	1,876	5,331	(7,207)

@ Amount is less than $500.

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

		Undistributed
	Undistributed	Long-term
	Ordinary Income	Capital Gain
Portfolio	(000)	(000)
Active International Allocation	$980	$40,186
Emerging Markets	46,240	78,079
Global Franchise	910	1,482
Global Real Estate	194	1,812
Global Value Equity	241	662
International Growth Equity	9	267
International Magnum	—	2,533
International Real Estate	152	5,252
International Small Cap	—	30,493
Large Cap Relative Value	3	1,219
Systematic Active Small Cap Core	3	132
Systematic Active Small Cap Growth	17	63
Systematic Active Small Cap Value	1	120
U.S. Large Cap Growth	114	1,427
U.S. Real Estate	1,393	66,270
U.S. Small/Mid Cap Value	26	—

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2007.

At December 31, 2007, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
Active International
Allocation	$930,401	$273,484	$(27,130)	$246,354
Emerging Markets	2,704,478	1,116,698	(63,074)	1,053,624
Global Franchise	89,103	32,012	(5,034)	26,978
Global Real Estate	703,455	25,109	(106,923)	(81,814)
Global Value Equity	75,473	22,011	(2,742)	19,269
International Equity	5,435,768	1,502,618	(290,965)	1,211,653
International Growth
Active Extension	13,038	1,070	(502)	568
International Growth
Equity	34,621	1,956	(109)	1,847
International Magnum	122,523	31,107	(3,123)	27,984
International Real Estate	1,357,090	47,649	(237,117)	(189,468)
International Small Cap	733,098	152,045	(102,482)	49,563
Disciplined Large Cap
Value Active Extension	12,587	299	(1,106)	(807)
Focus Equity	13,510	4,305	(976)	3,329
Large Cap Relative Value	257,452	51,513	(19,590)	31,923
Small Company Growth	1,578,428	415,873	(150,861)	265,012
Systematic Active Large
Cap Core	6,714	1,046	(328)	718
Systematic Active Small
Cap Core	8,735	343	(1,185)	(842)
Systematic Active Small
Cap Growth	9,227	692	(1,106)	(414)
Systematic Active Small
Cap Value	8,691	322	(1,652)	(1,330)
Systematic Large Cap
Core Active Extension	12,810	445	(777)	(332)
U.S. Large Cap Growth	1,215,852	387,620	(69,792)	317,828

				Net
				Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Portfolio	(000)	(000)	(000)	(000)
U.S. Real Estate	$ 1,187,399	$ 165,678	$ (126,688)	$ 38,990
U.S. Small/Mid Cap
Value	21,452	566	(1,652)	(1,086)
Emerging Markets Debt	57,515	927	(1,781)	(854)

At December 31, 2007, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Expiration Date December 31, (000)

Portfolio	2009	2010	2011	2012	2013	2015	Total
International
Growth Active
Extension	$—	$—	$—	$—	$—	$52	$52
Disciplined Large
Cap Value
Active
Extension	—	—	—	—	—	162	162
Focus Equity	—	15,905	—	296	—	—	16,201
Large Cap Relative Value*	16,091	32,106	—	—	—	—	48,197
Small Company
Growth	—	14,422	—	—	—	—	14,422
Systematic Large
Cap Core
Active
Extension	—	—	—	—	—	31	31
Emerging
Markets Debt	778	—	—	—	—	—	778

*Capital loss carryover from target fund.

The amounts reflected in the capital loss carryforward table for Large Cap Relative Value Portfolio represent capital loss carry- forward brought forward as a result of the Portfolio’s merger with the MSIFT Equity Portfolio. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire between 2009-2010.

In addition, the amounts reflected in the capital loss carryforward table above for the Small Company Growth Portfolio represent capital loss carryforward acquired from MSIFT Small Cap Growth Portfolio after limitations pursuant to Internal Revenue Code, Section 383.

During the year ended December 31, 2007, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Active International Allocation	$14,711
Focus Equity	1,359
Large Cap Relative Value	2,838

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

Portfolio	Capital Loss Carryforward Utilized (000)
Small Company Growth	$4,660
Systematic Active Large Cap Core	33
Systematic Active Small Cap Core	166
Systematic Active Small Cap Growth	184
Systematic Active Small Cap Value	5
U.S. Large Cap Growth	66,874
Emerging Markets Debt	4,217

The Large Cap Relative Value Portfolio utilized approximately $2,838,000 of the capital losses acquired from MSIFT Equity Portfolio for federal tax purposes during the year ended December 31, 2007.

The Small Company Growth Portfolio utilized $4,660,000 of the capital losses acquired from MSIFT Small Cap Growth Portfolio for federal tax purposes during the year ended December 31, 2007.

During the year ended December 31, 2007, the Emerging Markets Debt Portfolio had expired capital loss carryforwards for U.S. Federal income tax purposes of approximately $5,544,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital, passive investment company (“PFIC”), and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 2, 2008 for U.S. Federal income tax purposes, post-October capital, PFIC and currency losses as indicated:

Portfolio	Capital Losses (000)	Currency Losses (000)	PFIC Losses (000)
Active International Allocation	$—	$1,851	$ —
Global Real Estate	—	96	7,350
Global Value Equity	—	—	1
International Growth Active Extension	26	5	—
International Growth Equity	—	6	—
International Magnum	—	524	7
International Real Estate	—	—	17,172
International Small Cap	—	335	—
Disciplined Large Cap Value Active Extension	78	—	—
Focus Equity	282	—	—
Systematic Active Large Cap Core	66	—	—
Systematic Large Cap Core Active Extension	204	—	—
U.S. Large Cap Growth	—	85	—
U.S. Real Estate	—	19	—
U.S. Small/Mid Cap Value	41	—	—

@ Amount is less than $500.

H.  Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Other: The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios’ investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of real estate investment trusts (REIT). The market’s perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer’s share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a counterparty’s failure to complete the transaction.

At December 31, 2007, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

2007 Annual Report

December 31, 2007

Notes to Financial Statements (cont’d)

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class A	Class B
Active International Allocation	—%	35.7%
Emerging Markets	47.2	91.7
Global Franchise	63.7	—
Global Real Estate	40.3	26.9
Global Value Equity	63.2	91.1
International Equity	—	83.8
International Growth Active Extension	—	—
International Growth Equity	66.6	22.0
International Magnum	19.7	82.0
International Real Estate	39.1	73.2
International Small Cap	20.2	—
Disciplined Large Cap Value Active Extension	—	—
Focus Equity	10.1	18.7
Large Cap Relative Value	70.7	96.5
Small Company Growth	31.3	57.4
Systematic Active Large Cap Core	—	—
Systematic Active Small Cap Core	—	—
Systematic Active Small Cap Growth	—	—
Systematic Active Small Cap Value	—	—
Systematic Large Cap Core Active Extension	—	—
U.S. Large Cap Growth	18.1	89.1
U.S. Real Estate	28.5	76.6
U.S. Small/Mid Cap Value	—	—
Emerging Markets Debt	83.8	35.4

J.  Reverse Stock Split: After the close of business on March 17, 2006, Emerging Markets Debt Portfolio effected a 1 for 3 reverse stock split for Class A and Class B shares of the Portfolio. All transactions in capital stock and per share data prior to March 18, 2006 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a shareholder’s investment in the Portfolio.

K.  Supplemental Proxy Information (unaudited): On January 25, 2007, a Special Meeting of Shareholders of the Global Franchise Portfolio (“Portfolio”) was held in order to vote on a proposal to change the Portfolio from a diversified fund to a non-diversified fund. The votes were as follows:

For	Against	Abstain	BNV*
3,566,586	27,417	39,879	0

* Broker “non-votes” are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

L.  Subsequent Event: Effective January 2, 2008, all references to Class A shares and Class B shares of the Portfolios are changed to Class I shares and Class P shares, respectively. The Directors of the Fund also approved a change in the investment minimums for these classes. The minimum initial investments are $5,000,000 and $1,000,000 for Class I and Class P, respectively. The Directors of the Fund also approved adding Class H shares to Global Real Estate, International Growth Active Extension, Disciplined Large Cap Value Active Extension, Systematic Large Cap Core Active Extension and Emerging Markets Debt Portfolios.

2007 Annual Report

December 31, 2007

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Morgan Stanley Institutional Fund, Inc. (the “Fund”) (comprising, respectively, the Active International Allocation Portfolio, Disciplined Large Cap Value Active Extension Portfolio, Emerging Markets Portfolio, Global Franchise Portfolio, Global Real Estate Portfolio, Global Value Equity Portfolio, International Equity Portfolio, International Growth Active Extension Portfolio, International Growth Equity Portfolio, International Magnum Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Focus Equity Portfolio, Large Cap Relative Value Portfolio, Small Company Growth Portfolio, Systematic Active Large Cap Core Portfolio, Systematic Active Small Cap Core Portfolio, Systematic Active Small Cap Growth Portfolio, Systematic Active Small Value Portfolio, Systematic Large Cap Core Active Extension Portfolio, U.S. Large Cap Growth Portfolio, U.S. Real Estate Portfolio, Emerging Markets Debt Portfolio, and U.S. Small/Mid Cap Value Portfolio), as of December 31, 2007, and the related statements of operations, the statements of changes in net assets, the statements of cash flows for the Disciplined Large Cap Value Active Extension Portfolio, International Growth Active Extension Portfolio and Systematic Large Cap Core Active Extension Portfolio, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting the Morgan Stanley Institutional Fund, Inc. at December 31, 2007, the results of their operations, the changes in their net assets, the cash flows for the aforementioned three portfolios and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

2007 Annual Report

December 31, 2007

Federal Income Tax Information: (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2007.

For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio’s dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.):

Portfolio	Div. Received Deduction %	Qualifying U.S. Govt. Income %
Global Franchise	70.7%	—%
Global Real Estate	1.1	—
Global Value Equity	25.8	—
Disciplined Large Cap Value Active Extension	100.0	—
Focus Equity	100.0	—
Large Cap Relative Value	100.0	—
Systematic Active Large Cap Core	90.4	—
Systematic Active Small Cap Core	55.9	—
Systematic Active Small Cap Growth	16.1	—
Systematic Active Small Cap Value	25.3	—
Systematic Large Cap Core Active Extension	100.0	—
U.S. Large Cap Growth	100.0	—
U.S. Real Estate	2.2	—
U.S. Small/Mid Cap Value	76.5	—

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Active International Allocation	$ 50,249
Emerging Markets	501,698
Global Franchise	17,751
Global Real Estate	3,308
Global Value Equity	13,384
International Equity	800,160
International Growth Equity	260
International Magnum	6,016
International Real Estate	63,755
International Small Cap	212,655
Large Cap Relative Value	11,838
Small Company Growth	82,806
Systematic Active Large Cap Core	55
Systematic Active Small Cap Core	11
Systematic Active Small Cap Growth	44
Systematic Active Small Cap Value	25
U.S. Real Estate	339,875

2007 Annual Report

December 31, 2007

Federal Income Tax Information: (cont’d)

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2007.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Active International Allocation	$ 12,811
Emerging Markets	31,538
Global Franchise	1,453
Global Real Estate	1,863
Global Value Equity	2,094
International Equity	119,295
International Growth Equity	115
International Magnum	1,446
International Real Estate	34,367
International Small Cap	23,961
Disciplined Large Cap Value Active Extension	29
Focus Equity	21
Large Cap Relative Value	5,050
Systematic Active Large Cap Core	87
Systematic Active Small Cap Core	70
Systematic Active Small Cap Growth	17
Systematic Active Small Cap Value	91
Systematic Large Cap Core Active Extension	1
U.S. Large Cap Growth	5,422
U.S. Small/Mid Cap Value	18

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

Portfolio	Foreign Tax Credits	Net Foreign Source Income
Active International Allocation	$ 346	$ 25,662
Emerging Markets	2,073	46,529
Global Franchise	149	2,610
Global Real Estate	152	7,468
International Equity	2,965	210,403
International Growth Equity	9	162
International Magnum	23	2,821
International Real Estate	1,808	50,372
International Small Cap	2,220	29,307

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2007 Annual Report

December 31, 2007

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

POLICY CONCERNING CUSTOMER INFORMATION

Morgan Stanley Institutional Fund, Inc. (the “Fund”) is required by federal law to provide you with a copy of their Privacy Policy (the “Policy”) annually. The following Policy applies to current and former individual clients of the Fund. This Policy is not applicable to partnerships, corporations, trusts or other non individual clients or account holders. Please note that this Policy may be amended at any time, and that you will be informed of any changes to this Policy as required by law.

THE FUND RESPECTS YOUR PRIVACY

The Fund appreciates that you have provided your personal financial information and strive to maintain the privacy of such information. This Policy describes, and is designed to help you understand, what non-public personal information the Fund may collect about you, why the Fund collects it, and when the Fund may share it with others. Throughout this Policy, the non-public information that personally identifies you or your accounts is referred to as “personal information.”

1.          WHAT PERSONAL INFORMATION DOES THE FUND COLLECT ABOUT YOU?

To serve you better and manage your investment, it is important that the Fund collects and maintains accurate information about you. The Fund obtains this information from applications and other forms you submit, from your dealings with the Fund, and from third parties and other sources.

For example:

•  The Fund collects information such as your name, address, e-mail address, and telephone/fax numbers through applications and other forms you may submit.

•  The Fund may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive through your dealings and transactions with the Fund and other sources.

•  The Fund may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.          WHEN DOES THE FUND DISCLOSE PERSONAL INFORMATION COLLECTED ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage your investment, the Fund may disclose personal information collected about you to affiliated companies and to non-affiliated third parties as required or permitted by law.

a.          Information the Fund discloses to affiliated companies:

The Fund does not disclose personal information collected about you to affiliated companies except to enable them to provide services on their behalf or as otherwise required or permitted by law.

b.          Information the Fund discloses to third parties:

The Fund does not disclose personal information collected about you to non-affiliated third parties except to enable them to provide services on the Fund’s behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where the Fund may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control or to respond to judicial process. When the Fund shares personal information with these third parties, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

2007 Annual Report

December 31, 2007

An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

3. HOW DOES THE FUND PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION COLLECTED ABOUT YOU?

The Fund and/or its service providers maintain physical, electronic and procedural security measures to help safeguard the personal information collected about you. The Fund and its service providers have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on the Fund’s behalf may also receive personal information, and they are required to adhere to confidentiality standards with respect to such information.

If you have any questions regarding this Policy, please contact a Fund representative at (800) 548-7786.

© 2007 Morgan Stanley Institutional Fund, Inc.

2007 Annual Report

December 31, 2007

Director and Officer Information (unaudited)

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Director
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator— Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.

				180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private Investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006- September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.

				182	Director of various business organizations.

Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993- 2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (58) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) international economic commission; formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001- July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2007 Annual Report

December 31, 2007

Director and Officer Information (cont’d)

Independent Directors: (cont’d)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Director
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed- Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				180	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairman of the Board and Director	Chairman of the Boards since July 2006 and Trustee since July 1991	General Partner of Triumph Capital, L.P. (private investment partnership); Chairman of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994- December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

2007 Annual Report

December 31, 2007

Director and Officer Information (cont’d)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Director
James F. Higgins (59) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*      This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

**   The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Management, Inc.).

Additional information about the Fund’s Directors can be found in the Fund’s Statement of Additional Information (SAI). The SAI may be obtained without charge upon request, by calling the Fund at 1-800-548-7786. You may also retrieve this information on-line at the Securities and Exchange Commission’s website at “http://www.sec.gov”.

2007 Annual Report

December 31, 2007

Director and Officer Information (cont’d)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Ronald E. Robison (68) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003

President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Adviser and various entities affiliated with the Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President	Since February 2006

Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006

Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004

Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Adviser and various entities affiliated with the Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004

Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004 - April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Adviser.

Mary E. Mullin (40) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

James W. Garrett (39) Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, NY 10036	Treasurer and Chief Financial Officer	Treasurer since February 2002 and Chief Financial Officer since July 2003	Head of Global Fund Administration; Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Institutional Funds.

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2007 Annual Report

December 31, 2007

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.

One Tower Bridge

100 Front Street, Suite 1100

West Conshohocken, PA 19428-2899

Custodian

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Legal Counsel

Clifford Chance US LLP

31 West 52nd Street

New York, NY 10019-6131

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters.  The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, http:/www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll-free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/msim. This information is also available on the SEC’s website at http://www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by the prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio’s investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/msim or call 1(800) 548-7786.

Printed in U.S.A.

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

MSIF: (800) 548-7786

© 2008 Morgan Stanley

MSIFTANN IU08-00820P-Y12/07

Item 2.    Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.    Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$724,100		N/A

Non-Audit Fees
Audit-Related Fees	$		$731,800	(2)
Tax Fees	$71,650	(3)	$104,020	(4)
All Other Fees	$		$166,270	(5)
Total Non-Audit Fees	$71,650		$1,002,090

Total	$795,750		$1,002,090

2006

	Registrant		Covered Entities(1)
Audit Fees	$627,000		N/A

Non-Audit Fees
Audit-Related Fees	$		$756,000	(2)
Tax Fees	$68,000	(3)	$79,422	(6)
All Other Fees	$		$531,708	(7)
Total Non-Audit Fees	$68,000		$1,367,130

Total	$695,000		$1,367,130

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.

(4)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities and consulting services for the Van Kampen Funds.

(5)   All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC Entities.

(7)   All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Frank Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Institutional Fund, Inc.

By:	/s/ Ronald E. Robison

Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison

Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	February 15, 2008

By:	/s/ James W. Garrett

Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	February 15, 2008